UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
NASHUA CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
☐	Fee paid previously with preliminary materials:
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

NASHUA CORPORATION -- PROXY STATEMENT	CENVEO, INC. -- PROSPECTUS

To Nashua’s Shareholders:

On May 7, 2009, Nashua Corporation (“Nashua”) announced that it had entered into an agreement and plan of merger (the “merger agreement”) with Cenveo, Inc. (“Cenveo”) and a subsidiary of Cenveo, pursuant to which Nashua and a subsidiary of Cenveo will merge.  Upon completion of the merger, each share of common stock of Nashua will be converted into the right to receive (i) $0.75 in cash and (ii) a number of shares of Cenveo’s common stock with a value equal to $6.13 divided by the volume-weighted average price per share of Cenveo common stock on the 15 trading days Cenveo and Nashua shall select by lot out of the 30 trading days ending on and including the second trading day immediately prior to the closing date of the merger.  However, in the event that such average is less than or equal to $3.75, then Nashua’s shareholders will receive 1.635 shares of Cenveo common stock per share of Nashua stock, and in the event that such average is equal to or greater than $5.25, then Nashua’s shareholders will receive 1.168 shares of Cenveo common stock per share of Nashua stock.  Accordingly, the market value of the merger consideration will fluctuate with the market price of Cenveo common stock to the extent such average is less than or equal to $3.75 or equal to or greater than $5.25.

The following table shows the closing sale prices of Cenveo common stock as reported on the New York Stock Exchange (the “NYSE”) on May 6, 2009, the date preceding public announcement of the merger, and on August 5, 2009, the last practicable trading day before the distribution of this proxy statement/prospectus. This table also shows the implied value of the merger consideration proposed for each share of Nashua common stock, which we calculated by dividing $6.130 by the closing price of Cenveo common stock on those dates.

	Cenveo Common Stock (NYSE: CVO)	Implied Value of One Share of Nashua Common Stock
At May 6, 2009	$5.01	$6.88
At August 5, 2009	$4.85	$6.88

If, as was the case on both May 6, 2009 and August 5, 2009, the price per share of Cenveo common stock on the closing date of the merger is not less than or equal to $3.75 or equal to or greater than $5.25, then the aggregate value of the consideration to be issued to Nashua’s shareholders will be approximately $38.3 million ($6.88 per share multiplied by 5.57 million shares of Nashua common stock outstanding).  To the extent the per share price of Cenveo common stock on the closing date of the merger is (i) less than or equal to $3.75, the aggregate value of the consideration to be issued to Nashua’s shareholders will be less than such amount and (ii) equal to or greater than $5.25, the aggregate value of the consideration to be issued to Nashua’s shareholders will be greater than such amount.

Nashua will hold a special meeting of shareholders to consider and vote on a proposal to approve the merger agreement.  You will find the notice of meeting, logistics of the proposed combination and details in the attached documents.  I encourage you to participate in the governance of your company by voting.  Your vote is very important.  We cannot complete the merger unless a majority of the outstanding shares of Nashua common stock entitled to vote on the merger agreement and the transactions contemplated thereby, including the merger, are voted “FOR” the merger proposal.  The failure of any shareholder to vote on the merger proposal will have the same effect as a vote against the merger proposal.

Certain shareholders of Nashua holding 1,251,369 shares, or 22.5% of the shares, of Nashua common stock outstanding and entitled to vote have agreed pursuant to a voting agreement with Cenveo to vote their shares in favor of the approval of the merger agreement.

I support this transaction and join with Nashua’s board in recommending that you vote “FOR” the approval of the merger agreement and the transactions contemplated thereby, including the merger.

Sincerely,

_______________________________________
Thomas G. Brooker
President and Chief Executive Officer

Please read this proxy statement/prospectus carefully because it contains important information about the merger.  Read carefully the risk factors relating to the merger beginning on page 16.  You can also obtain information about Cenveo from documents that it has filed with the Securities and Exchange Commission.

Neither the Securities Exchange Commission nor any state securities commission or bank regulatory agency has approved or disapproved the securities to be issued in the merger or determined if this proxy statement/prospectus is accurate or adequate.  Any representation to the contrary is a criminal offense.

This proxy statement/prospectus is dated August 7, 2009 and will be first mailed or otherwise delivered to Nashua shareholders on or about  August 13, 2009.

NASHUA CORPORATION

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 15, 2009

Dear Nashua Shareholder:

You are cordially invited to attend a special meeting of the shareholders of Nashua Corporation, a Massachusetts corporation (“Nashua”), on September 15, 2009 at 10:00 a.m. local time, at Nashua’s offices at 250 South Northwest Highway, Park Ridge, Illinois, for the purpose of considering and voting upon the following matters:

•
To approve the agreement and plan of merger dated as of May 6, 2009 (the “merger agreement”) among Cenveo, Inc., a Colorado corporation (“Cenveo”), NM Acquisition Corp., a Massachusetts corporation and a wholly-owned subsidiary of Cenveo (“Merger Sub”), and Nashua, as more fully described in the attached proxy statement/prospectus, and the transactions contemplated in the merger agreement, including the merger of Nashua and Merger Sub contemplated thereby.

•	To adjourn or postpone the special meeting, if necessary, to solicit additional proxies in favor of the merger agreement and the transactions contemplated thereby, including the merger.

We have fixed the close of business on August 3, 2009 as the record date for determining those shareholders entitled to notice of and to vote at the special meeting.  Only Nashua shareholders of record at the close of business on that date are entitled to and being requested to vote at the special meeting.

Please vote as soon as possible.  To complete the merger, the merger agreement and the transactions contemplated thereby must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Nashua common stock entitled to vote on such matter.  Abstentions and shares that you have not authorized your broker to vote will have the same effect as votes against approval of the merger agreement and the transactions contemplated thereby.  Whether or not you intend to attend the special meeting, please vote as promptly as possible by completing, signing and returning the enclosed proxy card in the postage-paid envelope provided.  If your shares are held in the name of a broker, bank or other nominee, please follow the instructions on the voting instruction card provided by such person.  If you attend the special meeting, you may vote in person if you wish, even if you have previously returned your proxy card.  If you wish to attend the special meeting and vote in person and your shares are held in the name of a broker, bank or other nominee, you must bring with you a proxy or letter from the broker, trustee, bank or nominee to confirm your beneficial ownership of the shares.

We encourage you to read the attached proxy statement/prospectus carefully.

Nashua’s board of directors, by a unanimous vote, has determined that the merger agreement and the transactions contemplated thereby, including the merger, are advisable, fair to and in the best interests of Nashua and its shareholders, and recommends that Nashua shareholders vote “FOR” approval of the merger agreement and the transactions contemplated thereby, including the merger, and “FOR” the approval of the adjournment or postponement of the special meeting, if necessary, to solicit additional proxies in favor of the merger agreement and the transactions contemplated thereby, including the merger.

By Order of the Board of Directors

_____________      _______________________________
John L. Patenaude
Vice President-Finance, Chief Financial Officer and Treasurer

Nashua, New Hampshire

August 7, 2009

ADDITIONAL INFORMATION

This proxy statement/prospectus incorporates by reference important business and financial information about Cenveo from other documents that are not included in or delivered with this proxy statement/prospectus. This information is available to you without charge upon your written or oral request. You can obtain those documents incorporated by reference into this proxy statement/prospectus by accessing the Securities and Exchange Commission’s website maintained at http://www.sec.gov or by requesting copies in writing or by telephone from Cenveo:

Cenveo, Inc. One Canterbury Green 201 Broad Street Stamford, CT 06901 (203) 595-3000 Attention: Investor Relations

You will not be charged for any of these documents that you request.  If you would like to request documents from Cenveo, please do so by September 8, 2009 in order to receive them before Nashua’s special meeting.  Cenveo’s Internet address is http://www.cenveo.com and Nashua’s Internet address is http://www.nashua.com.  The information on these Internet sites is not a part of this proxy statement/prospectus.

See “Where You Can Find More Information” on page 112 and “Recent Developments” on page 11.

ABOUT THIS DOCUMENT

This document, which forms part of a registration statement on Form S-4 filed with the Securities and Exchange Commission (the “SEC”) by Cenveo (Registration No. 333-159515), constitutes a prospectus of Cenveo under Section 5 of the Securities Act of 1933, as amended, which we refer to as the Securities Act, with respect to the shares of Cenveo common stock to be issued to Nashua shareholders as required by the merger agreement. This document also constitutes Nashua’s proxy statement under Section 14(a) of the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. It also constitutes a notice of meeting with respect to the special meeting of Nashua shareholders, at which Nashua shareholders will be asked to vote upon a proposal to approve the merger agreement and the transactions contemplated thereby.

You should rely only on the information contained or incorporated by reference into this document. No one has been authorized to provide you with information that is different from that contained in, or incorporated by reference into, this document. This document is dated August 7, 2009. You should not assume that the information contained in, or incorporated by reference into, this document is accurate as of any date other than that date. Neither the mailing of this document to Nashua shareholders nor the issuance by Cenveo of stock in connection with the merger will create any implication to the contrary.

This document does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction. Except where the context otherwise indicates, information contained in this document regarding Nashua has been provided by Nashua and information contained in this document regarding Cenveo has been provided by Cenveo.

i

Closing and Effective Time of the Merger	55
Treatment of Nashua Stock Options, Restricted Stock and Restricted Share Units	55
Conversion of Shares; Exchange of Certificates	56
Representations and Warranties	56

Liquidity, Capital Resources and Financial Condition	91
Litigation and Other Matters	95
Application of Critical Accounting Policies	96
New Accounting Pronouncements	100
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND NASHUA’S EXECUTIVE OFFICERS AND DIRECTORS	100
DESCRIPTION OF CENVEO CAPITAL STOCK	104
General	104
Annex A	Agreement and Plan of Merger dated as of May 6, 2009 among Cenveo, Inc., NM Acquisition Corp. and Nashua Corporation	A-1
Annex B	Voting Agreement dated as of May 6, 2009 among Cenveo, Inc., Andrew B. Albert, L. Scott Barnard, Thomas G. Brooker, Avrum Gray, Michael Leatherman, Todd McKeown, John L. Patenaude, Mark Schwarz and Newcastle Partners, L.P.	B-1
Annex C	Opinion of Lincoln International LLC	C-1
Annex D	Appraisal Rights Procedures Relating to Nashua Corporation Common Stock	D-1

QUESTIONS AND ANSWERS ABOUT THE MERGER AND SPECIAL MEETING

The questions and answers below highlight only selected procedural information from this proxy statement/prospectus. They do not contain all of the information that may be important to you. You should read carefully the entire document and the additional documents incorporated by reference into this proxy statement/prospectus to fully understand the merger agreement and the transactions contemplated thereby, including the merger, and the voting procedures for the special meeting. We generally refer to Cenveo, Inc. as “Cenveo,” Nashua Corporation as “Nashua,” and NM Acquisition Corp., a wholly owned subsidiary of Cenveo, as “Merger Sub” throughout this proxy statement/prospectus.

Q:	Why am I receiving this proxy statement/prospectus?

A:	You are receiving this proxy statement/prospectus because you were a stockholder of record of Nashua on the record date for the Nashua special meeting.

You may also be receiving this proxy statement/prospectus if you hold shares of Nashua common stock in a brokerage or bank account or an account with another third party (which we refer to herein as a nominee) and such shares are held on your behalf by a broker, bank or other nominee. If your shares of Nashua common stock are held on your behalf by a broker, bank or other nominee, you are the beneficial owner of such shares, but the broker, bank or other nominee is the stockholder of record and your shares are referred to as being held in “street name.”

If you are a company employee, former employee, retiree or other person who is participating or has participated in Nashua’s Employees’ Savings Plan 401(k), which we refer to as the Nashua 401(k) Plan, then you may be receiving this material in part because of shares held on your behalf in the Nashua 401(k) Plan. Fidelity Management Trust Company, as trustee of the Nashua 401(k) Plan, is considered the stockholder of record with respect to your Nashua shares held by the Nashua 401(k) Plan.

Nashua is holding a special meeting because Nashua and Cenveo have agreed to the acquisition of Nashua by Cenveo pursuant to the terms of the merger agreement described in this proxy statement/prospectus.  A copy of the merger agreement is attached to this proxy statement/prospectus as Annex A. In order to complete the merger, Nashua shareholders holding a majority of the outstanding shares of Nashua common stock entitled to vote on the merger proposal must vote to approve the merger proposal.

Q:	What will Nashua shareholders be entitled to receive upon completion of the merger?

A:
Under the terms of the merger agreement, each share of Nashua common stock, par value $1.00 per share, issued and outstanding immediately prior to the completion of the merger, will be converted into the right to receive (x) an amount in cash equal to $0.75 per share, without interest, and (y) a number of shares of Cenveo common stock (which we refer to as the “exchange ratio”) determined by dividing $6.130 by the volume weighted average price per share of Cenveo common stock on the 15 trading days Cenveo and Nashua shall select by lot out of the 30 trading days ending on and including the second trading day immediately prior to the closing date of the merger (we refer to such price as the “measurement price”). However, in the event that such measurement price of Cenveo common stock is equal to or less than $3.750, then the number of shares of Cenveo common stock received by Nashua shareholders per share of Nashua stock shall be equal to 1.635 and in the event that such measurement price is greater than or equal to $5.250, then the number of shares of Cenveo common stock received by Nashua shareholders per share of Nashua stock shall be equal to 1.168.

Cenveo will not issue any fractional shares of Cenveo common stock in the merger. Nashua common shareholders who would otherwise be entitled to a fractional share of Cenveo common stock will instead receive an amount in cash, rounded to the nearest cent and without interest, equal to (i) the fraction of a share to which such holder would otherwise have been entitled multiplied by (ii) the value of a share of Cenveo common stock, as determined in the preceding paragraph.

Q:	What will holders of Nashua stock options and restricted stock receive in connection with the merger?

A:
Under the terms of the merger agreement, upon completion of the merger, the outstanding and unexercised stock options to acquire Nashua common stock will be converted into stock options to acquire Cenveo common stock adjusted to reflect the exchange ratio applicable to Nashua common stock generally as follows:

•
Each option to purchase shares of Nashua common stock will be converted into an option to purchase a number of shares of Cenveo common stock equal to the product (rounded down to the nearest whole share) of (x) the number of shares of Nashua common stock subject to the Nashua option immediately prior to the merger and (y) the number obtained by dividing $6.130 by the volume-weighted average price per share of Cenveo common stock on 15 days selected by lot out of the 30 trading days ending on and including the second trading day immediately prior to the closing date of the merger, provided that (i) if such average price is less than or equal to $3.750, this clause (y) shall equal 1.635; and (ii) if such average price equals or exceeds $5.250, this clause (y) shall equal 1.168.

•
The per-share exercise price of the resulting Cenveo option will be determined by (a) subtracting $0.75 from the exercise price per share of Nashua common stock at which the option was exercisable immediately prior to the merger, (b) dividing that difference by the number in clause (y) of the preceding bullet point, and (c) rounding the result up to the nearest whole cent.

With respect to Nashua restricted shares, under the terms of the merger agreement, immediately prior to the completion of the merger, the outstanding Nashua restricted shares will be converted into the right to receive $0.75 per Nashua common share and that number of share(s) of Cenveo common stock determined by applying the same formula that applies to shares of Nashua common stock generally as described in the preceding question, and the restrictions on the cash payments and covered Cenveo shares will lapse when and as the performance targets applicable to the restricted shares are attained.  The performance targets applicable to the restricted shares will be equitably adjusted in the manner set forth in the merger agreement.

With respect to the Nashua restricted stock units held by the Nashua directors, those units will be settled for shares of Cenveo common stock and cash at closing in the same manner that applies to shares of Nashua common stock generally.

Q:	What do I need to do now?

A:
Read carefully this proxy statement/prospectus because it contains important information about the merger and the Nashua special meeting. After you have read this proxy statement/prospectus and have decided how you wish to vote your Nashua shares, please vote your shares promptly.

Q:	How do I vote my shares?

Shareholders of Record

If you are a Nashua shareholder of record, you may vote your shares either in person at the special meeting or by proxy.

v

A “proxy” is another person that you designate to vote your shares on your behalf in the manner that you direct. If you designate someone as your proxy in a written document, that document also is called a proxy or for our purposes, a proxy card.   The enclosed proxy card and instructions allow you to vote your shares without attending the special meeting in person.  For the purposes of the special meeting, if you complete the enclosed proxy card and return it to Nashua prior to the start of the special meeting, you will be designating the Nashua officers named on the proxy card to act as your proxies and to vote on your behalf at the special meeting in accordance with the instructions you set forth on your proxy card. To vote by proxy, you must complete, sign, date and return the proxy card in the enclosed envelope. For your proxy to be counted at the special meeting, Nashua must receive your proxy card prior to the start of the special meeting.

Shares held by a bank, broker or other nominee

If your shares are held on your behalf by a broker, bank or other nominee in street name, then as the beneficial owner of such shares you are entitled to instruct your broker, bank or other nominee how to vote such shares.  Your bank, broker or other nominee will provide you with an instruction card that will allow you to vote your shares without attending the Nashua shareholders' meeting in person.  Submitting your voting instructions to your bank, broker or other nominee will ensure that your shares are represented and voted at the special meeting.

If your shares are held in street name and you would like to vote in person at the special meeting, you must obtain a proxy, executed in your favor, from the broker, bank or other nominee that is the record holder of your shares of Nashua common stock. If your shares are held in street name and you plan to merely attend the special meeting, but not vote in person, you must have a document from the broker, bank or other nominee that is the record holder of your shares confirming your ownership.

Participants in the Nashua 401(k) Plan

Fidelity Management Trust Company, as trustee of the Nashua 401(k) plan, is considered the stockholder of record with respect to any shares held on your behalf in the Nashua 401(k) plan.  If you are a participant in the Nashua 401(k) plan, then you are entitled to instruct Fidelity Management Trust Company as to how to vote shares of common stock credited to your Nashua 401(k) Plan account by indicating your instructions on the instruction card provided to you by Fidelity Management Trust Company and returning it to Fidelity Management Trust Company at the address provided on the instruction card by September 10, 2009.

If you hold shares as a participant in Nashua’s 401(k) plan, you may not vote those shares in person at the special meeting. You are nevertheless invited to attend the special meeting.

Your vote is important. We encourage you to vote as soon as possible.

The Nashua board of directors unanimously recommends that you vote “FOR” the approval of the merger proposal and “FOR” the adjournment or postponement of the special meeting, if necessary, to solicit additional proxies in favor of the merger agreement and the transactions contemplated thereby, including the merger.

Q:          What vote is needed by Nashua shareholders at the special meeting to approve the merger proposal?

A:
In order to approve the merger proposal, shareholders holding a majority of the outstanding shares of Nashua common stock entitled to vote on the merger proposal must vote “FOR” the merger proposal.  In order to postpone or adjourn the special meeting, if necessary, to solicit additional proxies to vote in favor of the merger proposal, the holders of shares of Nashua common stock representing a majority of the votes cast on the proposal to adjourn or postpone the special meeting must vote “FOR” the adjournment or postponement of the special meeting.

Q:	Have certain Nashua shareholders already agreed to vote to approve the merger proposal?

A:
Nashua’s shareholders, Andrew B. Albert (a director of Nashua), L. Scott Barnard (a director of Nashua), Thomas Brooker (Nashua’s CEO and also a director), Avrum Gray (a director of Nashua), Michael T. Leatherman (a director of Nashua), William Todd McKeown (an executive officer of Nashua), John Patenaude (an executive officer of Nashua), Mark Schwarz (a director of Nashua) and Newcastle Partners, L.P., whose shares represented approximately 22.5% of Nashua’s outstanding common stock as of the record date for the Nashua special meeting, entered into a voting agreement with Cenveo, pursuant to which they have agreed to vote their shares in favor of the approval of the merger proposal.

Q:	Why is my vote important?

A:
If you do not vote by proxy or in person at the special meeting, it will be more difficult for us to obtain the necessary quorum to hold our special meeting. In addition, your failure to vote, by proxy or in person, will have the same effect as a vote against the merger proposal because the merger proposal must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Nashua common stock entitled to vote on the merger proposal.

Q:	If I have submitted a proxy card or provided voting instructions can I change my vote?

A:
Yes.  Shareholders of record who have submitted a proxy card may revoke it by (i) giving written notice of revocation to Nashua’s Corporate Secretary at any time prior to the Nashua special meeting, (ii) properly submitting to Nashua a duly executed proxy bearing a later date (but which is dated and received by Nashua prior to the special meeting) or (iii) attending the special meeting and voting in person. Nashua shareholders of record may vote in person regardless of whether they have previously submitted a proxy, and such vote will revoke any previous proxy, but the mere presence (without notifying the Corporate Secretary) of a shareholder at the special meeting will not constitute revocation of a previously given proxy.

All written notices of revocation and other communications with respect to revocation of proxies should be addressed to Nashua as follows: Corporate Secretary, 11 Trafalgar Square, Suite 201, Nashua, New Hampshire 03063.

If your shares are held on your behalf in an account with a bank, broker or other nominee, you must contact your bank, broker or other nominee to revoke or change your voting instructions.

If you are a company employee or retiree who holds shares as a participant in our 401(k) plan, pursuant to the terms of the 401(k) plan, you may change or revoke your voting instructions by delivering written notice to Fidelity Management Trust Company no later than September 10, 2009.

Q:          What happens if I send in my proxy card but I do not indicate how my shares are to be voted?

A:
If you sign and timely return your proxy card, but do not indicate how your shares are to be voted with respect to one or more of the matters to be voted on at the special meeting, and do not indicate that you wish to abstain from voting, as necessary to vote your shares on each matter, your shares will be voted in accordance with the recommendations of our Board of Directors: “FOR” the merger proposal; and “FOR” the adjournment or postponement of the special meeting, if necessary, to solicit additional proxies in favor of the merger agreement and the transactions contemplated thereby, including the merger.

Q:	What happens if I fail to instruct my broker, bank or other nominee on how to vote my shares?

A:
Your broker, bank or other nominee cannot vote your shares without instructions from you.   If you do not provide your broker, bank or other nominee with instructions as to how to vote your shares and your broker, bank or other nominee submits an unvoted proxy with respect to those shares, then what is referred to as a “broker non-vote” will occur for those shares.  If a broker non-vote occurs with respect to any shares, then such shares will neither be counted for the purpose of determining whether a quorum exists at the special meeting, nor voted for any of the proposals at the meeting.  If a broker non-vote occurs with respect to any shares, it will have the same effect as a vote by such shares against the approval of the merger proposal and will have no effect on the vote on the adjournment or postponement of the special meeting, if necessary, to solicit additional proxies.

You should instruct your broker, bank or other nominee as to how to vote your shares, following the instructions they provide to you.

Q:	If I am a participant in the Nashua 401(k) plan, what happens if the plan trustee does not receive voting instructions from me?

A:
Any shares held in the Nashua 401(k) plan for which Fidelity Management Trust Company, as the plan trustee, does not receive voting instructions by September 10, 2009, will not be voted at the special meeting.

Q:	Should I send my Nashua stock certificates in with my proxy card?

A:	No. Please DO NOT send your Nashua stock certificates with your proxy card. After the merger, Cenveo will send you instructions for exchanging Nashua stock certificates for the merger consideration.

Q:	Will Nashua be required to submit the merger agreement to its shareholders for approval?

A:
Yes. Under the terms of the merger agreement, unless the merger agreement is terminated before the Nashua special meeting, Nashua is required to submit the merger agreement to its shareholders for approval even if Nashua’s board of directors has withdrawn, modified or qualified its recommendation that Nashua’s shareholders vote “FOR” the approval of the merger proposal.

Q:	When do you expect to complete the merger?

A:
We expect to complete the merger in the third quarter of 2009. However, we cannot assure you when or if the merger will occur. Among other things, we cannot complete the merger until we obtain the approval of Nashua shareholders at the special meeting.

Q:	Whom should I call with questions about the special meeting or the merger?

A:	Nashua shareholders should call Georgeson, Inc., Nashua’s proxy solicitor, toll-free at (888) 605-7508, with any questions about the special meeting or the merger and related transaction.

SUMMARY

This summary highlights selected information from this proxy statement/prospectus. It may not contain all the information that is important to you. We urge you to read carefully this entire document and the other documents we refer you to for a more complete understanding of the merger between Nashua and a wholly-owned subsidiary of Cenveo. In addition, we incorporate by reference into this proxy statement/prospectus important business and financial information about Cenveo. You may obtain the information incorporated by reference into this proxy statement/prospectus without charge by following the instructions in the section entitled “Where You Can Find More Information” on page 112. Each item in this summary includes a page reference directing you to a more complete description of that item. Unless otherwise indicated in this proxy statement/prospectus or the context otherwise requires, all references in the proxy statement/prospectus to “Cenveo,” “we,” “our” or “us” refer to Cenveo, Inc. All references to “Nashua” refer to Nashua Corporation.

The Proposed Merger (page 23)

We propose to merge Nashua and Merger Sub, a wholly-owned direct subsidiary of Cenveo, with either Nashua or Merger Sub as the surviving corporation. Upon completion of the merger, the separate existence of either Nashua or Merger Sub will terminate and Nashua common stock will no longer be publicly traded.  We currently expect to complete the merger in the third quarter of 2009.

The Parties to the Merger (page 76)

Cenveo, Inc.
One Canterbury Green
201 Broad Street
Stamford, CT 06901
(203) 595-3000

Cenveo is a Colorado corporation that was incorporated in 1997 as the successor to Mail-Well, Inc., a Delaware corporation.  It is the third largest diversified printing company in North America, according to the December 2008 Printing Impressions 400 report.  Cenveo’s portfolio of products includes envelope, form and label manufacturing, commercial printing and packaging and publisher offerings.  It operates from a global network of over 70 printing and manufacturing, content management and distribution facilities, which serve a diverse base of over 100,000 customers.

NM Acquisition Corp.
c/o Cenveo, Inc.
One Canterbury Green
201 Broad Street
Stamford, CT 06901
(203) 595-3000

NM Acquisition Corp., which we refer to herein as Merger Sub, is a Massachusetts corporation and a newly formed wholly-owned subsidiary of Cenveo.  Merger Sub was formed in connection with and for the purposes of the merger by Cenveo.

Nashua Corporation
11 Trafalgar Square, Suite 201
Nashua, New Hampshire 03063
(603) 880-2323

Nashua, founded in 1904, manufactures, converts and markets labels and specialty papers in the United States.  Its products include thermal and other coated papers, wide-format papers, pressure-sensitive labels, tags and transaction and financial receipts.

The Special Meeting (page 21)

Time, Date and Place

A special meeting of the shareholders of Nashua will be held on September 15, 2009, at 10:00 a.m., local time, at Nashua’s offices at 250 South Northwest Highway, Park Ridge, Illinois for the following purposes:

(1)           To approve the merger agreement and the transactions contemplated thereby.

(2)           If necessary, to adjourn or postpone the special meeting so that additional proxies in favor of the merger agreement may be solicited.

(3)           To transact any other business that may properly come before the special meeting and any adjournments or postponements thereof.

Required Vote and Share Ownership of Management

You can vote at the special meeting of Nashua shareholders if you owned Nashua common stock at the close of business on August 3, 2009, which we refer to as the record date.  You can cast one vote for each share of Nashua common stock that you owned on the record date.  The affirmative vote of the holders of at least 2,783,869 shares of Nashua common stock, which represents a majority of the shares of Nashua stock outstanding and entitled to vote, is required to approve the merger agreement and the transactions contemplated thereby.   The affirmative vote of the holders of shares of stock representing a majority of the votes cast is required to adjourn or postpone the special meeting.

As of August 3, 2009, there were 5,567,737 shares of Nashua common stock outstanding and entitled to vote, 1,388,997 of which, or 24.9%, were held by directors, executive officers and affiliates of Nashua. Directors, executive officers and affiliates of Nashua holding 1,251,369 shares, or 22.5% of the shares, of Nashua common stock outstanding and entitled to vote have agreed pursuant to a voting agreement with Cenveo to vote their shares in favor of the approval of the merger agreement. See “The Merger — Interests of Nashua’s Directors and Executive Officers in the Merger” and “The Voting Agreement.”

What You Will Be Entitled to Receive Upon Completion of the Merger (page 54)

Under the terms of the merger agreement, each share of Nashua common stock, par value $1.00 per share, issued and outstanding immediately prior to the completion of the merger, will be converted into the right to receive (x) an amount in cash equal to $0.75 per share, without interest, and (y) a number of shares of Cenveo common stock equal to $6.130 divided by the volume-weighted average price per share of Cenveo common stock on the 15 trading days Cenveo and Nashua shall select by lot out of the 30 trading days ending on and including the second trading day immediately prior to the closing date of the merger.  However, in the event that such average of Cenveo common stock is equal to or less than $3.750, then Nashua’s shareholders will receive 1.635 shares of Cenveo common stock per share of Nashua stock, and in the event that such average is equal to or greater than $5.25, then Nashua’s shareholders will receive 1.168 shares of Cenveo common stock per share of Nashua stock.

Cenveo will not issue any fractional shares of Cenveo common stock in the merger. Nashua common shareholders who would otherwise be entitled to a fractional share of Cenveo common stock will instead receive an amount in cash, rounded to the nearest cent and without interest, equal to (i) the fraction of a share to which such holder would otherwise have been entitled multiplied by (ii) the value of a share of Cenveo common stock, determined in the preceding paragraph.

What Holders of Nashua Stock Options and Restricted Stock Will Receive (page 55)

Under the terms of the merger agreement, upon completion of the merger, the outstanding and unexercised stock options to acquire Nashua common stock will be converted into stock options to acquire Cenveo common stock adjusted to reflect the exchange ratio applicable to Nashua common stock generally as follows:

•
Each option to purchase shares of Nashua common stock will be converted into an option to purchase a number of shares of Cenveo common stock equal to the product (rounded down to the nearest whole share) of (x) the number of shares of Nashua common stock subject to the Nashua option immediately prior to the merger and (y) the number obtained by dividing $6.130 by the volume-weighted average price per share of Cenveo common stock on 15 days selected by lot out of the 30 trading days ending on and including the second trading day immediately prior to the closing date of the merger, provided that (i) if such average price is less than or equal to $3.750, this clause (y) shall equal 1.635; and (ii) if such average price equals or exceeds $5.250, this clause (y) shall equal 1.168.

•
The per-share exercise price of the resulting Cenveo option will be determined by (a) subtracting $0.75 from the exercise price per share of Nashua common stock at which the option was exercisable immediately prior to the merger, (b) dividing that difference by the number in clause (y) of the preceding bullet point, and (c) rounding the result up to the nearest whole cent.

With respect to Nashua restricted shares, under the terms of the merger agreement, immediately prior to the completion of the merger, the outstanding Nashua restricted shares will be converted into the right to receive $0.75 per Nashua common share and that number of share(s) of Cenveo common stock determined by applying the same formula that applies to shares of Nashua common stock generally as described in “Terms of the Merger,” above, and the restrictions on the cash payments and covered Cenveo shares will lapse when and as the performance targets applicable to the restricted shares are attained.  The performance targets applicable to the restricted shares will be equitably adjusted in the manner set forth in the merger agreement.

With respect to the Nashua restricted stock units held by the Nashua directors, those units will be settled for shares of Cenveo common stock and cash at closing in the same manner that applies to shares of Nashua common stock generally.

Market Price Data (page 74)

Cenveo common stock and Nashua common stock are listed on the New York Stock Exchange and the NASDAQ Global Market, respectively, under the symbols “CVO” and “NSHA,” respectively. The following table presents the closing prices of Cenveo common stock and Nashua common stock on May 6, 2009, the date preceding public announcement of the proposed merger, and on August 5, 2009, the last practicable date before the date of this proxy statement/prospectus. The table also presents the implied value of the merger consideration proposed for each share of Nashua common stock on those dates, as determined by dividing $6.13 by the closing price of Cenveo’s common stock on the NYSE on such dates and by adding $0.75 per share in cash to each such quotient.

	Cenveo	Nashua	Implied Value of One
	Common Stock	Common Stock	Share of Nashua
	(NYSE: CVO)	(NASDAQ: NSHA)	Common Stock

May 6, 2009	$5.01	$2.52	$6.88
August 5, 2009	$4.85	$6.72	$6.88

The market prices of both Cenveo common stock and Nashua common stock will fluctuate prior to the merger. You should obtain current stock price quotations for Cenveo common stock and Nashua common stock. You can get these quotations from a newspaper, on the Internet or by calling your broker.

Dividends (page 48)

In the period before completion of the merger, neither Cenveo nor Nashua is permitted by the merger agreement to declare, set aside, pay or make any dividend or other distribution or payment (whether in cash, stock or other property) with respect to any shares of their respective capital stock or other voting securities without the consent of the other.

The payment, timing and amount of dividends by Cenveo or Nashua on their common stock in the future, either before or after the merger is completed, are subject to the determination of each company’s respective board of directors and depend on cash requirements, contractual restrictions, its financial condition and earnings, legal and regulatory considerations and other factors.

Recommendation of Nashua’s Board of Directors (page 28)

Nashua’s board of directors has unanimously determined that the merger agreement and the transactions contemplated thereby, including the merger, are advisable, fair and in the best interest of Nashua and Nashua’s shareholders and recommends that Nashua shareholders vote “FOR” approval of the merger agreement and the transactions contemplated thereby, including the merger, and “FOR” the approval of the adjournment or postponement of the special meeting, if necessary, to solicit additional proxies in favor of the merger agreement and the transactions contemplated thereby, including the merger.

For more information concerning the background of the merger, the recommendation of Nashua’s board of directors and the reasons for the merger and the recommendation, please see the discussions under “The Merger — Background of the Merger” and “The Merger — Reasons for the Merger; Recommendation of Nashua’s Board of Directors,” commencing on page 23 and page 28, respectively.

Opinion of Nashua’s Financial Advisor (page 33)

Lincoln International LLC delivered its opinion to Nashua’s board of directors that, as of May 6, 2009 and based upon and subject to the factors and assumptions set forth in their opinion, the consideration for each outstanding share of Nashua common stock that will be received by each Nashua shareholder in the merger is fair to the holders of shares of Nashua’s common stock from a financial point of view.

The full text of the written opinion of Lincoln International LLC, dated May 6, 2009, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex C. Lincoln International LLC provided its opinion for the information and assistance of Nashua’s board of directors in connection with its consideration of the merger. The Lincoln International LLC opinion is not a recommendation as to how any holder of Nashua’s common stock should vote with respect to the merger or any other matter. Pursuant to an engagement letter between Nashua and Lincoln International LLC, Nashua has agreed to pay Lincoln International LLC a transaction fee for advising Nashua in connection with the merger. For further information, please see the discussion under the caption “The Merger — Opinion of Nashua’s Financial Advisor,” commencing on page 33.

Interests of Directors and Executive Officers in the Merger (page 49)

In considering the information contained in this proxy statement/prospectus, you should be aware that Nashua’s executive officers and directors have financial interests in the merger that may be different from, or in addition to, the interests of Nashua shareholders. These additional interests of Nashua’s executive officers and directors may create potential conflicts of interest and cause these persons to view the proposed transaction differently than you may view it as a shareholder.

Nashua’s board of directors was aware of these interests and took them into account in its decision to declare advisable the merger agreement and the transactions contemplated thereby, including the merger. For information concerning these interests, please see the discussion under the caption “The Merger — Interests of Nashua’s Directors and Executive Officers in the Merger,” commencing on page 49.

Accounting Treatment (page 69)

The merger will be treated as a “business combination” using the acquisition method of accounting with Cenveo treated as the acquirer under generally accepted accounting principles, or GAAP.

Material United States Federal Income Tax Consequences of the Merger (page 69)

The merger is generally intended to be treated as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.  However, Nashua and Cenveo have agreed that, if their respective legal advisors are unable to deliver opinions regarding the treatment of the merger as a reorganization or if certain other conditions are not satisfied, the merger may be effected as a fully taxable transaction.  If the merger is treated as a reorganization, a shareholder that receives cash and Cenveo common stock in exchange for Nashua common stock and who has an adjusted tax basis in its Nashua common stock that is less than the sum of the cash and the fair market value (as of the date of the merger) of the Cenveo common stock received in the merger generally will recognize gain equal to the amount of the difference or, if less, the amount of the cash received in the merger (excluding cash received in lieu of a fractional share of Cenveo common stock).  However, if a shareholder has an adjusted tax basis in its Nashua common stock that is more than the sum of the cash and the fair market value (as of the date of the merger) of the Cenveo common stock received in the merger, the resulting loss will not be currently allowed for U.S. federal income tax purposes.  If the merger is not treated as a reorganization for U.S. federal income tax purposes (i.e., if it is a fully taxable transaction), a shareholder generally will recognize gain or loss equal to the difference between (i) the fair market value (as of the date of the merger) of the Cenveo common stock and the cash received in the merger and (ii) the shareholder’s adjusted tax basis in the Nashua common stock surrendered.

The United States federal income tax consequences described above may not apply to all holders of Nashua common stock. Your tax consequences will depend on your individual situation. Accordingly, we strongly urge you to consult your tax advisor for a full understanding of the particular tax consequences of the merger to you.

Regulatory Approvals (page 48)

We have agreed to use our reasonable best efforts to obtain all regulatory approvals required to complete the merger and the other transactions contemplated by the merger agreement.  As of the date of this proxy statement/prospectus, we do not have any reason to believe that any regulatory approvals are required to complete the merger and the other transactions contemplated by the merger agreement.

Conditions to the Merger (page 64)

Currently, we expect to complete the merger in the third quarter of 2009.  As more fully described in this proxy statement/prospectus and in the merger agreement, the completion of the merger depends on a number of conditions being satisfied or, where legally permissible, waived.   These conditions include, among others:

•	the approval of the merger agreement and the transactions contemplated thereby, including the merger, by Nashua shareholders;

•
the effectiveness of the registration statement of which this proxy statement/prospectus is a part with respect to the Cenveo common stock to be issued in the merger under the Securities Act and the absence of any stop order suspending the effectiveness of the registration statement or proceedings initiated or threatened by the SEC for that purpose;

•	the absence of any law, statute, rule, regulation, judgment, decree, injunction or other order by any court or other governmental entity that prohibits completion of the merger;

•
in the event that Cenveo and Merger Sub determine that the waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, is applicable to the merger, then the expiration or termination of such waiting period;

•	the authorization of the listing of the shares of Cenveo common stock to be issued in connection with the merger on the New York Stock Exchange, subject to official notice of issuance;

•
the truth and correctness of the representations and warranties of each other party in the merger agreement, subject to the materiality standards provided in the merger agreement, and the performance by each other party in all material respects of their obligations under the merger agreement (and the receipt by each party of certificates from the other party to such effects); and

•
the absence of any event, change, effect, condition, fact or circumstance that has or would be reasonably expected to have a material adverse effect, as defined in the merger agreement, on the other party.

Cenveo and Merger Sub’s obligations to complete the merger are also separately subject to the satisfaction or waiver of a number of conditions including:

•
if the merger is to be structured such that Merger Sub is the surviving corporation, Cenveo and Merger Sub will have received a legal opinion from Cenveo’s counsel with respect to certain United States federal income tax consequences of the merger and a certification from Nashua’s counsel that it will not be able to provide an opinion which would be necessary for Nashua to be the surviving corporation and that certain representations made by Nashua regarding pension plan reporting requirements under federal law are true and correct in all respects as of the closing date of the merger; and

•	fewer than 835,160 dissenting shares, as defined in the merger agreement, owned by Nashua shareholders other than Cenveo and its affiliates.

Nashua’s obligations to complete the merger are also separately subject to the satisfaction or waiver of a number of conditions including:

•
if the merger is to be structured such that Merger Sub is the surviving corporation, Nashua will have received a legal opinion from Nashua’s counsel with respect to certain United States federal income tax consequences of the merger; and

•
if the merger is to be structured such that Nashua is the surviving corporation, either Nashua will have received a legal opinion from Nashua’s counsel with respect to certain United States federal income tax consequences of the merger, Cenveo’s counsel will have certified to Nashua that it is unable to deliver an opinion which would be necessary for Merger Sub to be the surviving corporation or certain conditions for Merger Sub being the surviving corporation will not have been met.

We cannot be certain when, or if, the conditions to the merger will be satisfied or waived, or that the merger will be completed.

Termination of the Merger Agreement (page 65)

The merger agreement can be terminated at any time prior to completion by mutual written consent, or by either party in the following circumstances:

•
if the merger has not been completed on or prior to November 6, 2009 or such other date as Cenveo and Nashua agree to in writing, unless the failure to complete the merger by that date is due to the breach of the merger agreement by the party seeking to terminate the merger agreement;

•	if there is any law or order permanently restraining, enjoining or otherwise prohibiting the completion of the merger; or

•	if the Nashua shareholders fail to approve the merger agreement and the transactions contemplated thereby at the special meeting.

In addition, Cenveo may terminate the merger agreement if (1) Nashua breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the merger agreement which would result in the failure of a condition to Cenveo’s obligation to consummate the merger and such breach is not cured within a specified period of time or cannot be cured; (2) Nashua fails to recommend or changes the recommendation that the Nashua shareholders approve the merger, or Nashua materially breaches its obligations by failing to call the special shareholders meeting to approve the merger or to prepare and mail to its shareholders the proxy statement as required by the merger agreement and such breach is not cured within a specified time period or cannot be cured; or (3) Nashua’s board of directors recommends (or resolves or publicly proposes to recommend) to its shareholders, or Nashua enters into an agreement, letter of intent, agreement-in-principle or acquisition agreement contemplating an acquisition proposal or a superior proposal.

Further, Nashua may terminate the merger agreement if (1) Cenveo breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the merger agreement which would result in the failure of a condition to Nashua’s obligation to consummate the merger and such breach is not cured within a specified period of time or cannot be cured; or (2) Nashua’s board of directors approves, or Nashua enters into a definitive agreement with respect to, a superior proposal before the time that its shareholders vote on whether to approve the merger agreement, and Nashua simultaneously pays the termination fee and reimburses Cenveo for the expenses described under “Termination Fee.”

If the merger agreement is terminated, it will become void, and there will be no liability on the part of Cenveo or Nashua, except that (1) both Cenveo and Nashua will remain liable for any willful breach of the merger agreement and (2) designated provisions of the merger agreement, including with respect to the payment of fees and expenses and the confidential treatment of information, will survive the termination.

Termination Fee (page 66)

Nashua will pay Cenveo a $1.3 million termination fee and will reimburse Cenveo for its reasonable fees and expenses incurred in connection with the merger up to a maximum of $800,000 in the event that the merger agreement is terminated:

•
by Cenveo because Nashua’s board of directors fails to recommend, or changes the recommendation (or resolves or publicly proposes to take any such action), that its shareholders approve the merger agreement (whether or not permitted by the merger agreement);

•
by Cenveo because Nashua’s board of directors recommends (or resolves or publicly proposes to recommend) to its shareholders, or Nashua enters into an agreement, letter of intent, agreement-in-principle or acquisition agreement relating to an acquisition proposal or a superior proposal; or

•
by Nashua because Nashua’s board of directors approves or recommends, or Nashua enters into a definitive agreement with respect to, a superior proposal before the time that its shareholders vote on whether to approve the merger agreement.

If the merger agreement is terminated as described above, Nashua must pay the termination fee and expenses not later than the date of such termination.

Nashua will also pay such termination fee and expenses in the event that the agreement is terminated:

•
by either Cenveo or Nashua if the merger has not been completed on or prior to November 6, 2009 or such other date as Cenveo and Nashua agree to in writing, Nashua has failed to hold the special meeting of shareholders to vote on approval of the merger agreement and the party who is seeking to terminate the merger agreement is not the cause of the failure to complete the merger by such date because of such party’s breach of the merger agreement;

•	by either Cenveo or Nashua because the shareholders have not approved the merger agreement at a duly held special meeting or at any adjournment or postponement thereof;

•
by Cenveo because Nashua materially breaches its obligations under the merger agreement by failing to call the special shareholders meeting to approve the merger agreement and the transactions contemplated thereby or to prepare and mail to its shareholders this proxy statement as required by the merger agreement; or

•
by Cenveo or Nashua for any reason (other than as set forth in the bullets above) following a material breach by Nashua of any material provision in its covenant to refrain from soliciting alternate acquisition proposals;

and, in each of the foregoing cases, prior to such termination an acquisition proposal is publicly announced or otherwise communicated to Nashua’s senior management or Nashua’s board of directors; and prior to the date that is 12 months after the effective date of such termination, Nashua enters into a definitive agreement with respect to an acquisition proposal or an acquisition proposal is consummated. If the merger agreement is terminated as described in this paragraph, Nashua must pay the termination fee and expenses within two business days following consummation of the acquisition proposal.

Third-Party Acquisition Proposals (page 60)

Cenveo and Nashua agreed that prior to 11:59 p.m. New York City time on June 4, 2009, Nashua had the right to initiate, solicit and encourage proposals from third parties regarding certain acquisitions of Nashua, its shares, or its business and engage in related discussions or negotiations so long as Nashua complies with certain obligations set forth more fully in the merger agreement.

From and after 11:59 p.m. on June 4, 2009, until the earlier of the consummation of the merger or the termination of the merger agreement, Nashua and its legal and financial representatives may not, directly or indirectly:

•
solicit or initiate the making of, or take any other action to knowingly facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, any proposal from a third party regarding certain acquisitions of Nashua, its shares, or its business;

•	participate in discussions or negotiations with, or provide nonpublic information to, any person with respect to an acquisition proposal;

•	change its recommendation in favor of the merger;

•	approve or recommend, or publicly announce it is considering approving or recommending, any acquisition proposal; or

•	enter into any agreement, letter of intent, agreement-in-principle or acquisition agreement relating to any acquisition proposal.

However, at any time prior to the time that Nashua’s shareholders approve the merger agreement and the transactions contemplated thereby (including the merger), Nashua may:

•
participate in discussions or negotiations with, or provide information to, a third party who makes an unsolicited, bona fide, written acquisition proposal so long as (i) such acquisition proposal has not been solicited (other than solicitations permitted prior to 11:59 p.m. New York City time on June 4, 2009), (ii) a majority of the members of Nashua’s board of directors determines, in good faith, after consultation with its financial advisors that the acquisition proposal constitutes or is reasonably likely to constitute a superior proposal, (iii) a majority of the members of Nashua’s board of directors determines, in good faith, after consultation with its outside legal advisors, that failing to take such action would be inconsistent with their fiduciary duties, (iv) prior to participating in discussions or negotiations with, or providing any nonpublic information to, the third party Nashua provides Cenveo with written notice of the identity of the third party and of Nashua’s intention to provide information to or participate in discussions or negotiations with such person, (v) prior to participating in discussions or negotiations with, or providing any nonpublic information to, the third party Nashua receives from the third party an executed confidentiality agreement containing terms no less restrictive than those in Cenveo’s confidentiality agreement with Nashua and (vi) prior to providing information to the third party, Nashua provides such information to Cenveo (to the extent such information has not previously been delivered or made available by Nashua to Cenveo);

•
approve or recommend, or enter into (and, in connection therewith, change the recommendation of Nashua’s board) a definitive agreement with respect to an unsolicited, bona fide, written acquisition proposal so long as (i) neither Nashua nor any of its affiliates or representatives has solicited the acquisition proposal (other than solicitations permitted prior to 11:59 p.m. New York City time on June 4, 2009) or otherwise violated the restrictions on acquisition proposals in the merger agreement; (ii) Nashua provides Cenveo with written notice indicating that Nashua, acting in good faith, believes the acquisition proposal is reasonably likely to be a superior proposal; (iii) during the three business day period after the foregoing notice is provided to Cenveo, Nashua causes its financial and legal advisors to negotiate in good faith with Cenveo in an effort to make such adjustments to the terms and conditions of the merger agreement such that the acquisition proposal would not constitute a superior proposal; (iv) after taking such negotiations and adjustments into account, a majority of the members of Nashua’s board of directors determines, in good faith, after consultation with outside legal counsel, that failing to approve or recommend or enter into a definitive agreement with respect to the acquisition proposal would be inconsistent with their fiduciary duties and that the acquisition proposal remains a superior proposal; and (v) Nashua terminates the merger agreement and pays the required termination fee and expenses; or

•
change its recommendation in favor of the merger if a majority of the members of Nashua’s board of directors determines in good faith, after consultation with outside legal counsel, that failure to do so would constitute a breach of their fiduciary duties.

For more information concerning Nashua’s ability to solicit and respond to third party acquisition proposals, please see the discussion under the caption “The Agreement and Plan of Merger -- Acquisition Proposals,” commencing on page 60.

Different Rights (page 105)

The rights of Cenveo common shareholders are governed by Colorado law and by Cenveo’s certificate of incorporation, as amended, and amended and restated bylaws. The rights of Nashua shareholders are governed by Massachusetts law, and by Nashua’s articles of organization, as amended, and amended and restated bylaws. Upon the completion of the merger, the rights of Nashua shareholders will be governed by Colorado law, Cenveo’s restated certificate of incorporation, as amended, and amended and restated bylaws.

No Appraisal Rights for Dissenting Shareholders (page 47)

Section 13.02(a)(1) of the Massachusetts Business Corporation Act, which we refer to as the MBCA, generally provides that shareholders of a Massachusetts corporation are entitled to appraisal rights in the event of a merger. However, an exception to the general rule in Section 13.02(a)(1) of the MBCA provides that shareholders of a Massachusetts corporation are not entitled to appraisal rights in a merger transaction in which the sole consideration they receive consists of a combination of cash and marketable securities so long as no director, officer or controlling shareholder of Nashua has a direct or indirect material financial interest in the merger other than in: (i) his, her or its capacity as a shareholder of the corporation; (ii) his, her or its capacity as a director, officer, employee or consultant of the merging corporation or the surviving corporation or an affiliate of the surviving corporation pursuant to bona fide arrangements with the merging corporation or the surviving corporation or any affiliate; or (iii) any other capacity so long as the shareholder owns less than 5% of the voting securities of the corporation.

Nashua believes that this exception applies to the merger and that Nashua shareholders are not entitled to appraisal rights.  However, the MBCA took effect on July 1, 2004 and Section 13.02 of the MBCA has not yet been the subject of judicial interpretation.  Accordingly, it is possible that a court could conclude that this exception is not applicable in the present circumstances and that Nashua shareholders are entitled to appraisal rights under Massachusetts law.

Any shareholder who believes he, she or it is entitled to appraisal rights and who wishes to preserve those rights should carefully review Sections 13.01 through 13.31 of Part 13 of the MBCA, attached as Annex D to this proxy statement/prospectus which sets forth the procedures to be complied with in perfecting any such rights.  Failure to strictly comply with the procedures specified in Part 13 of the MBCA would result in the loss of any appraisal rights to which such shareholder may be entitled.  Please read Part 13 carefully, because exercising appraisal rights involves several procedural steps, and failure to follow appraisal procedures could result in the loss of such rights.  Shareholders should consult with their advisors, including legal counsel, in connection with any demand for appraisal.

Additionally, since Nashua does not believe that its shareholders are entitled to appraisal rights in the merger, Nashua will not deliver the appraisal notice and form called for by Section 13.22 of the MBCA.

For further information, please see the discussion under the caption “The Merger — No Appraisal Rights for Dissenting Shareholders,” commencing on page 47 and Annex D.

RECENT DEVELOPMENTS

Cenveo

On August 5, 2009, Cenveo announced its results of operations for the fiscal quarter ended June 27, 2009.  For the three months ended June 27, 2009, net sales were $397.6 million, as compared to $524.5 million for the same period in the previous year.  For the three months ended June 27, 2009, the Company recorded a net loss of $18.3 million, or ($0.34) per share, compared to net income of $2.7 million, or $0.05 per share, in the three months ended June 28, 2008.

Nashua

On May 7, 2009, Nashua announced its results of operations for the fiscal quarter ended April 3, 2009.  Nashua’s net sales decreased $1.4 million in the first quarter of 2009, as compared to the first quarter of 2008, due to decreased sales in Nashua’s Specialty Paper Products segment that more than offset the increased sales in Nashua’s Label Products segment.  Nashua’s net loss for the first quarter of 2009 was $0.3 million, or $0.06 per share, compared to a net loss of $0.4 million, or $0.07 per share, for the first quarter of 2008.

On May 20, 2009, two putative class action complaints challenging the merger were filed in New Hampshire Superior Court for Hillsborough County:  Joel Gerber v. Nashua Corporation, et al., No. 09-C-307, and Oscar Schapiro v. Nashua Corporation et al., No. 09-E-0148  The two suits were subsequently removed to the United States District Court for the District of New Hampshire and consolidated into one action, In re Nashua Corporation S’Holders Litigation, No. 09-cv-188-SM.

On June 18, 2009, plaintiffs filed an amended consolidated complaint, purportedly on behalf of all public shareholders of Nashua.  The amended complaint names Nashua, its directors, Cenveo, and Merger Sub as defendants.  It alleges, among other things, that the consideration to be paid to Nashua shareholders in the merger is unfair and undervalues Nashua.  It also alleges that Nashua’s directors violated their fiduciary duties by, among other things, failing to maximize shareholder value, failing to engage in a fair sale process, and failing to disclose in the proxy material information regarding the merger.  The amended consolidated complaint also alleges that Cenveo and Merger Sub aided and abetted the alleged breaches of fiduciary duties by Nashua’s directors.  The amended and consolidated complaint seeks, among other relief, an injunction preventing completion of the merger or, if the merger is consummated, rescission of the merger.

The parties have entered into a settlement agreement dated as of July 2, 2009, which provides for the disclosure of additional information that is contained in this proxy statement/prospectus and which plaintiffs contend is material to Nashua’s shareholders.  The settlement is subject to approval by the court.  If approved, it will resolve the above litigation. On July 14, 2009, the court issued an order preliminarily approving the settlement and scheduling a hearing for October 19, 2009 to determine whether to issue a final approval.

On June 12, 2009, a third putative class action challenging the merger, William Russell v. Thomas Brooker, et al., was filed in Massachusetts Superior Court for Suffolk County, 09-2470-BLS.  An amended complaint was filed on June 16.  The Massachusetts complaint is substantially duplicative of the amended consolidated complaint that was filed in In re Nashua Corporation S’Holders Litigation:  it asserts substantially the same claims against the same defendants on behalf of the same putative class of Nashua’s public shareholders. It also seeks, among other relief, an injunction preventing completion of the merger or, if the merger is consummated, rescission of the merger or rescissionary damages.  On June 23, 2009, Nashua served a motion to stay all proceedings in the matter on the basis of the substantially duplicative, earlier-filed federal litigation described above.  On July 3, 2009, Plaintiff sent Nashua an opposition to that motion.  Nashua filed the motion and opposition with the court, together with a reply brief, on July 16, 2009.  Although Nashua requested a hearing on the motion, one has not yet been scheduled.

UNAUDITED COMPARATIVE PER COMMON SHARE DATA

The following table sets forth certain historical, pro forma and pro forma equivalent share financial information for Cenveo and Nashua. The historical information is based on historical financial information and related notes that Cenveo and Nashua have presented in their prior filings with the SEC. You should read the financial information provided in the following table together with this historical financial information and related notes. Cenveo’s historical financial information is also incorporated into this proxy statement/prospectus by reference and Nashua’s historical financial information is included herein. See “Where You Can Find More Information” on page 112 for a description of where you can find this historical information. Nashua’s historical financial information is included elsewhere in this proxy statement/prospectus.  See also “Recent Developments” on page 11.

Cenveo’s most recently completed fiscal year ended January 3, 2009, and its most recently completed fiscal quarter ended March 28, 2009.  Nashua’s most recently completed fiscal year ended December 31, 2008, and its most recently completed fiscal quarter ended April 3, 2009.  The pro forma combined and pro forma equivalent share information give effect to the merger as if the merger had been effective on the last day of Cenveo’s most recently completed fiscal year and the last day of its most recently completed fiscal quarter in the case of the book value data, and as if the merger had been effective as of the first day of Cenveo’s most recently completed fiscal year and the first day of its most recently completed fiscal quarter in the case of the loss per share from continuing operations and the cash dividends data.

The pro forma data in the table assumes that the merger is accounted for using the “business combination” acquisition method of accounting treating Cenveo as the acquirer and is derived from, and should be read in conjunction with, the historical consolidated financial statements and related notes of Cenveo, which are incorporated in this document by reference, and Nashua, included in this proxy statement/prospectus. The pro forma financial adjustments record the assets and liabilities of Nashua at their estimated fair values and are subject to adjustment as additional information becomes available and as additional analyses are performed. The preliminary pro forma adjustments primarily relate to the estimated fair values assigned to Nashua’s amortizable intangible assets and property, plant and equipment, which result in increased depreciation and amortization. The pro forma information, while helpful in illustrating the financial characteristics of the combined company under one set of assumptions, does not reflect the impact of factors that may result as a consequence of the merger or consider any potential impacts of current market conditions or the merger on revenues, expense efficiencies, asset dispositions, and share repurchases, among other factors, nor the impact of possible business model changes. As a result, the pro forma results are not necessarily indicative of what would have occurred had the acquisition taken place on the assumed dates, nor do they represent an attempt to predict or suggest future results. The unaudited pro forma combined and pro forma equivalent book value per share amounts were based upon the terms of the merger in which Cenveo will exchange $0.75 in cash and a number of shares of Cenveo common stock having an aggregate value of $6.13 for each outstanding share of Nashua common stock.  The pro forma book value information was prepared assuming that the Cenveo share price will be equal to $4.85, the final sales price on the NYSE on August 5, 2009.  Based on this price, the stock consideration will be equal to 1.264 shares of Cenveo common stock for each share of Nashua common stock.  The actual number of shares of Cenveo common stock constituting the stock consideration will be determined by dividing $6.13 by the volume weighted average price per share of Cenveo common stock on the 15 trading days Cenveo and Nashua shall select by lot out of the 30 trading days ending on and including the second trading day immediately prior to the closing date of the merger (however, in the event such price of Cenveo common stock is equal to or less than $3.750, then the number of shares of Cenveo common stock received by Nashua shareholders shall be equal to 1.635 and in the event such price is greater than or equal to $5.250, then the number of shares of Cenveo common stock received by Nashua shareholders shall be equal to 1.168). The pro forma equivalent Nashua per share amounts were based on the pro forma combined amounts divided by the exchange ratio of 1.264.

	Historical
	Cenveo	Nashua	Pro Forma Combined	Pro Forma Equivalent Nashua Share
Loss Per Share From Continuing Operations – Basic and Diluted
For the first fiscal quarter of 2009	$(0.08)	$(0.06)	$(0.08)	$(0.06)
For fiscal year 2008	(5.51)	(3.65)	(5.19)	(4.11)
Cash Dividends Per Share
For the first fiscal quarter of 2009	$0.00	$0.00	$0.00	$0.00
For fiscal year 2008	0.00	0.00	0.00	0.00
Book Value Per Share
As of the end of the first fiscal quarter of 2009	$(4.06)	$3.83	$(2.94)	$(2.33)
As of the end of fiscal year 2008	(4.07)	3.84	(2.95)	(2.33)

SELECTED CONSOLIDATED HISTORICAL FINANCIAL DATA OF CENVEO

The following table summarizes financial results achieved by Cenveo for the periods and at the dates indicated and should be read in conjunction with Cenveo’s consolidated financial statements and the notes to the consolidated financial statements contained in reports that Cenveo has previously filed with the SEC. Historical financial information for Cenveo can be found in its Quarterly Report on Form 10-Q for the quarter ended March 28, 2009 and its Annual Report on Form 10-K for the year ended January 3, 2009. See “Where You Can Find More Information” on page 112 for instructions on how to obtain the information that has been incorporated by reference. See also “Recent Developments” on page 11. Financial amounts as of and for the three months ended March 28, 2009 and March 29, 2008 are unaudited (and are not necessarily indicative of the results of operations for the full year or any other interim period), but management of Cenveo believes that such amounts reflect all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of its results of operations and financial position as of the dates and for the periods indicated. You should not assume the results of operations for past periods and for the three months ended March 28, 2009 and March 29, 2008 indicate results for any future period.

	As of or for the Three Months Ended		As of or for the Year Ended
	March 28,	March 29,	January 3,		December 29,	December 30,	December 31,	January 1,
	2009	2008	2009		2007	2006	2005	2005
	(In thousands, except per share data)
Summarized Income Statement Data:
Net sales	$412,100	$534,328	$2,098,694		$2,046,716	$1,511,224	$1,594,781	$1,597,652
Restructuring, impairment and other charges	8,732	9,749	399,066	(1)	40,086	41,096	77,254	5,407
Operating income (loss)	221	22,980	(223,546	)(1)	137,550	63,395	(26,310)	37,428
Income (loss) from continuing operations	(4,187)	(2,743)	(296,976	)(2)	23,985	(11,148)	(148,101)	(44,708)
Per Common Share Data:
Income (loss) from continuing operations - basic	$(0.08)	$(0.05)	$(5.51)		$0.45	$(0.21)	$(2.96)	$(0.94)
Income (loss) from continuing operations - diluted	(0.08)	(0.05)	(5.51)		0.44	(0.21)	(2.96)	(0.94)
Book value at end of period	(4.06)	1.64	(4.07)		1.85	1.09	(0.93)	1.18
Cash dividends	0.00	0.00	0.00		0.00	0.00	0.00	0.00
Weighted Average Number of Shares:
Basic	54,352	53,715	53,904		53,584	53,288	50,038	47,750
Diluted	54,352	53,715	53,904		54,645	53,288	50,038	47,750
Balance Sheet Data:
Total assets	$1,501,445	$1,946,357	$1,552,114		$2,002,722	$999,892	$1,079,564	$1,174,747
Total long-term debt, including current maturities	1,261,222	1,395,751	1,306,355		1,444,637	675,295	812,136	769,769

_________________

(1)           Includes $372.8 million pre-tax goodwill impairment charges.
(2)           Includes $330.7 million goodwill impairment charges, net of tax benefit of $42.1 million.

SELECTED CONSOLIDATED HISTORICAL FINANCIAL DATA OF NASHUA

The following table summarizes financial results achieved by Nashua for the periods and at the dates indicated below.  The selected consolidated historical financial data of Nashua as of and for the years ended December 31, 2008 and 2007 are derived from Nashua’s audited financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are included in this proxy statement/prospectus beginning on page F-10.  The selected consolidated historical financial data of Nashua as of and for the three months ended April 3, 2009 and March 28, 2008 are unaudited (and are not necessarily indicative of the results of operations for the full year or any other interim period) and are derived from Nashua’s unaudited financial statements included in this proxy statement/prospectus beginning on page F-3.  However, Nashua’s management believes that such amounts reflect all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of its results of operations and financial position as of the dates and for the periods indicated. You should not assume the results of operations for past periods and for the three months ended April 3, 2009 and March 28, 2008 indicate results for any future period.  The financial data should be read in conjunction with “Nashua’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Nashua’s financial statements and related notes appearing elsewhere in this proxy statement/prospectus.

	As of or for the Three Months Ended April 3,	As of or for the Three Months Ended March 28,	As of or for the Year Ended December 31,
	2009	2008	2008		2007
	(In thousands, except per share data)
Summarized Income Statement Data:
Net sales	$62,478	$63,926	$264,903		$272,799
Cost of products sold	53,588	54,068	225,498		224,545
Income (loss) from continuing operations	(317)	(353)	(19,764	)(1)	3,851
Per Common Share Data:
Income (loss) from continuing operations - basic	$(0.06)	$(0.07)	$(3.65)		$0.67
Income (loss) from continuing operations - diluted	(0.06)	(0.07)	(3.65)		0.66
Book value at end of period	3.83	10.86	3.84		10.90
Cash dividends	0.00	0.00	0.00		0.00
Weighted Average Number of Shares:
Basic	5,314	5,396	5,414		5,743
Diluted	5,314	5,396	5,414		5,817
Average Balance Sheet Data:
Total assets	$95,167	$126,000	$100,203		$127,702
Total long-term liabilities	49,766	41,134	49,679		40,671

(1)   Includes $14.1 million goodwill impairment charge and $4.3 million valuation reserve charge related to Nashua's deferred tax assets.

RISK FACTORS

In addition to general investment risks and the other information contained in or incorporated by reference into this proxy statement/prospectus, including the matters addressed under the heading “Cautionary Statement Regarding Forward-Looking Statements” commencing on page 20 and the matters discussed under the caption “Risk Factors” in the Annual Report on Form 10-K filed by Cenveo for the year ended January 3, 2009, as updated by Cenveo’s subsequently filed Form 10-Q. You should carefully consider the following risk factors in deciding how to vote on the merger agreement and the transactions contemplated thereby, including the merger.

Nashua and Cenveo have not received an opinion of counsel that the merger will qualify as a reorganization and will not know whether the merger qualifies as a “reorganization” until the closing date of the merger. Nashua and Cenveo have not received an opinion of counsel that the merger will qualify as a reorganization and will not know whether the merger qualifies as a “reorganization” until the closing date of the merger.  If the merger does not qualify as a “reorganization,” the merger would be fully taxable to Nashua’s shareholders that are U.S. holders.

Nashua and Cenveo agreed to structure the merger as either a merger of Merger Sub with and into Nashua, which we refer to as a reverse subsidiary merger, or as a merger of Nashua with and into Merger Sub, which we refer to as a forward subsidiary merger (each of which is referred to as the “merger”).  In order for either the reverse subsidiary merger or the forward subsidiary merger to qualify as a reorganization under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”) , certain requirements under the Code and applicable regulations must be satisfied.  Each of Nashua and Cenveo has represented in the merger agreement that it has not taken and has not agreed to take any action which would prevent the merger from qualifying as a reorganization under Section 368(a) of the Code.  Moreover, each of Nashua and Cenveo has covenanted in the merger agreement that it will use its reasonable best efforts to cause the merger to be treated as a reorganization under Section 368(a) of the Code.  However, counsel cannot at this time render an opinion that the merger, however structured, will qualify as a reorganization because such qualification is dependent upon certain contingencies that are beyond the control of Nashua and Cenveo and that will not be certain until the closing date of the merger, including the fair market value of the Cenveo common stock delivered at the closing of the merger.  In particular:

•
in order for a reverse subsidiary merger to qualify as a reorganization under Section 368(a) of the Code, the fair market value, as of the closing date of the merger, of the Cenveo common stock received by the Nashua shareholders must be at least 80% of the total fair market value of the consideration received by the Nashua shareholders (which means that the fair market value of the Cenveo common stock on the closing date of the merger must be at least approximately $2.57 per share in order for a reverse subsidiary merger to qualify as a reorganization, assuming that Cenveo does not acquire Nashua shares other than in the merger, which Cenveo does not intend to do, and that the minimum number of shares of Cenveo common stock issuable under the merger agreement is issued by Cenveo); and

•
in order for a forward subsidiary merger to qualify as a reorganization under Section 368(a) of the Code, the fair market value, as of the closing date of the merger, of the Cenveo common stock received by the Nashua shareholders must be at least 40% of the total fair market value of the consideration received by the Nashua shareholders (which means that the closing price of the Cenveo common stock on the closing date of the merger must be at least approximately $0.43 per share in order for a forward subsidiary merger to qualify as a reorganization, assuming that Cenveo does not acquire Nashua shares other than in the merger, which Cenveo does not intend to do, and that the minimum number of shares of Cenveo common stock issuable under the merger agreement is issued by Cenveo).

For purposes of the tests set forth above, the fair market value of the Cenveo common stock on the closing date of the merger generally will be based upon the last reported sale price of Cenveo common stock at 4:00 p.m., Eastern Time, at the end of regular trading hours on the NYSE on the closing date.

Neither Nashua nor Cenveo will know whether the merger will be structured as a reverse subsidiary merger or as a forward subsidiary merger until the closing date of the merger.  Pursuant to the merger agreement, the merger will be structured as a reverse subsidiary merger if either (i) Nashua receives an opinion from Wilmer Cutler Pickering Hale and Dorr LLP that if the merger is structured as a reverse subsidiary merger, it will qualify as a reorganization under Section 368(a) of the Code or (ii) the conditions for structuring the merger as a forward subsidiary merger are not all met.  If Wilmer Cutler Pickering Hale and Dorr LLP certifies that it cannot provide the opinion described above with respect to a reverse subsidiary merger, the merger will be structured as a forward subsidiary merger that is intended to be treated as a reorganization for U.S. federal income tax purposes provided that (x) Cenveo receives an opinion from Hughes Hubbard & Reed LLP and Nashua receives an opinion from Wilmer Cutler Pickering Hale and Dorr LLP, in each case, that such merger will qualify as a reorganization under Section 368(a) of the Code and (y) no “reportable event” (as defined in the Employee Retirement Income Security Act of 1974, as amended, or ERISA, and regulations under ERISA) shall have occurred with respect to any Nashua employee benefit plan prior to the closing of the merger or will occur as a result of the merger.  It is uncertain whether a transaction structured as a forward subsidiary merger is a “reportable event” under ERISA with respect to Nashua’s employee benefit plans. However, Cenveo and Nashua do not anticipate that a forward subsidiary merger would be a “reportable event” with respect to Nashua’s employee benefit plans. Accordingly, in the absence of further regulatory or other guidance on this issue, Nashua and Cenveo will assume that a forward subsidiary merger does not result in a reportable event and will proceed with the merger under such assumption.

In issuing the opinions described above, Wilmer Cutler Pickering Hale and Dorr LLP and Hughes Hubbard & Reed LLP will rely on certain customary assumptions and representations made by Nashua and Cenveo and will rely on the fair market value of the Cenveo common stock on the closing date. See “United States Federal Income Tax Consequences of the Merger -- Tax Consequences of the Merger -- Introduction” on page 71.

If the merger qualifies as a reorganization under Section 368(a) of the Code, then a U.S. holder (as defined below) whose adjusted tax basis in the Nashua stock surrendered in the merger is less than the sum of the fair market value, as of the closing date of the merger, of the Cenveo common shares and the amount of cash received by the U.S. holder will recognize gain equal to the lesser of (x) the sum of the amount of cash and the fair market value, as of the closing date of the merger, of the Cenveo common shares received by the Nashua shareholder minus the adjusted tax basis of the Nashua stock surrendered in exchange therefor and (y) the amount of cash received by the U.S. holder in the merger (excluding cash received in lieu of a fractional share of Cenveo common stock).  If a U.S. holder’s adjusted tax basis in the Nashua stock surrendered in the merger is greater than the sum of the amount of cash and the fair market value, as of the closing date of the merger, of the Cenveo common shares received in the merger, the U.S. holder will realize a loss that is not currently recognized for U.S. federal income tax purposes prior to a taxable disposition of the Cenveo common shares.  See “United States Federal Income Tax Consequences of the Merger -- Tax Consequences of the Merger -- Treatment of Merger as a Reorganization” on page 72.

If the merger does not qualify as a reorganization under Section 368(a) of the Code, then a U.S. holder generally would recognize capital gain or loss in an amount equal to the difference between the amount realized and such U.S. holder’s adjusted tax basis in the Nashua stock surrendered.  The amount realized would be the fair market value, as of the closing date of the merger, of the Cenveo common stock plus the amount of cash received in connection with the merger.  See “United States Federal Income Tax Consequences of the Merger -- Tax Consequences of the Merger -- Treatment of Merger as a Taxable Exchange” on page 73.

Because the market price of Cenveo common stock will fluctuate, Nashua shareholders cannot be sure of the market value of the merger consideration they will receive.

Upon completion of the merger, each share of Nashua common stock will be converted into the right to receive (i) $0.75 in cash and (ii) a number of shares of Cenveo’s common stock with a value equal to $6.13, subject to adjustment as described in this proxy statement/prospectus. Because a portion of the merger consideration consists of shares of Cenveo common stock, which is traded on the New York Stock Exchange, the total value of the merger consideration may vary between the date of this proxy statement/prospectus and the closing of the merger due to changes in the market price of Cenveo common stock.  Accordingly, at the time of the special meeting, Nashua shareholders will not know or be able to calculate the market value of the merger consideration they would receive upon completion of the merger.  However, the merger agreement provides that, to the extent the volume-weighted average price per share of Cenveo common stock on the 15 trading days Cenveo and Nashua shall select by lot out of the 30 trading days ending on and including the second trading day immediately prior to the closing date of the merger is between $3.75 and $5.25 per share, then the total value of the merger consideration per share of Nashua common stock will equal $6.88.  The merger agreement further provides that if (i) such average price per share of Cenveo common stock falls to or below $3.75 per share, then the exchange ratio (the number of shares of Cenveo common stock that will be exchanged for each share of Nashua common stock) shall become fixed at 1.635 shares of Cenveo common stock per share of Nashua common stock and (ii) if such average price per share rises to or above $5.25 per share, then the exchange ratio will become fixed at 1.168 shares of Cenveo common stock per share of Nashua common stock.  As a result, if the market price of Cenveo common stock is either at or above $5.25 per share or at or below $3.75 per share at the time of the closing of the merger, then the market value of the merger consideration that Nashua shareholders will receive upon completion of the merger will be affected.  Neither Cenveo nor Nashua is permitted to terminate the merger agreement or re-solicit the vote of Nashua shareholders solely because of changes in the market prices of either company’s stock.  There will be no adjustment to the merger consideration for changes in the market price of shares of Nashua common stock.  Changes in Cenveo’s stock price may result from a variety of factors, including general market and economic conditions, changes in Cenveo’s business, operations and prospects, and regulatory considerations.  Many of these factors are beyond Cenveo’s control. You should obtain current market quotations for shares of Cenveo common stock and for shares of Nashua common stock.

Nashua will be subject to business uncertainties and contractual restrictions while the merger is pending.

Uncertainty about the effect of the merger on employees and customers may have an adverse effect on Nashua and consequently on Cenveo. These uncertainties may impair Nashua’s ability to attract, retain and motivate key personnel until the merger is consummated, and could cause customers and others that deal with Nashua to seek to change existing business relationships with Nashua. Retention of certain employees may be challenging during the pendency of the merger, as certain employees may experience uncertainty about their future roles with Cenveo. If key employees depart because of issues relating to the uncertainty and difficulty of integration or a desire not to remain with Cenveo, Cenveo’s business following the merger could be harmed. In addition, the merger agreement restricts Nashua from making certain acquisitions and taking other specified actions until the merger occurs without the consent of Cenveo. These restrictions may prevent Nashua from pursuing attractive business opportunities that may arise prior to the completion of the merger. Please see the section entitled “The Agreement and Plan of Merger — Covenants and Agreements” commencing on page 58 of this proxy statement/prospectus for a description of the restrictive covenants to which Nashua is subject.

The opinion obtained by Nashua from its financial advisor will not reflect changes in circumstances between the date of the signing the merger agreement and completion of the merger.

Nashua has not obtained an updated opinion as of the date of this proxy statement/prospectus from its financial advisor. Changes in the operations and prospects of Nashua or Cenveo, general market and economic conditions and other factors that may be beyond the control of Nashua or Cenveo, and on which Nashua’s financial advisor’s opinion was based, may significantly alter the value of Nashua or the prices of shares of Cenveo common stock or Nashua common stock by the time the merger is completed. The opinion does not speak as of the time the merger will be completed or as of any date other than the date of such opinion. Because Nashua does not currently anticipate asking its financial advisor to update its opinion, the opinion will not address the fairness of the merger consideration from a financial point of view at the time the merger is completed. Nashua’s board of directors’ recommendation that Nashua common shareholders vote “FOR” approval of the merger agreement and the transactions contemplated thereby, including the merger, however, is as of the date of this proxy statement/prospectus. For a description of the opinion that Nashua received from its financial advisor, please refer to “The Merger — Opinion of Nashua’s Financial Advisor,” commencing on page 33. For a description of the other factors considered by Nashua’s board of directors in determining to declare the merger and the other transactions contemplated in the merger agreement to be advisable, please refer to “The Merger — Background of the Merger,” and “The Merger — Nashua's Reasons for the Merger; Recommendation of Nashua’s Board of Directors,” commencing on page 23 and page 28, respectively.

Combining the two companies may be more difficult, costly or time-consuming than we expect.

Cenveo and Nashua have operated and, until the completion of the merger, will continue to operate, independently. It is possible that the integration process could result in the loss of key employees or disruption of each company’s ongoing business or inconsistencies in standards, controls, procedures and policies that adversely affect our ability to maintain relationships with customers and employees or to achieve the anticipated benefits of the merger. The success of the combined company following the merger may depend in large part on the ability to integrate the two businesses, business models and cultures. If we are not able to integrate Cenveo and Nashua’s operations successfully and in a timely manner, the expected benefits of the merger may not be realized.

The merger agreement limits Nashua’s ability to pursue alternatives to the merger.

The merger agreement contains provisions that after June 4, 2009 limit Nashua’s ability to discuss competing third-party proposals to acquire all or a significant part of Nashua. These provisions, which include a $1.3 million termination fee and the reimbursement of up to $800,000 in expenses, might discourage a potential competing acquiror that might have an interest in acquiring all or a significant part of Nashua from considering or proposing that acquisition even if it were prepared to pay consideration with a higher per share market price than that proposed in the merger, or might result in a potential competing acquiror proposing to pay a lower per share price to acquire Nashua than it might otherwise have proposed to pay.

If the merger is not consummated by November 6, 2009, either Cenveo or Nashua may choose not to proceed with the merger.

Either Cenveo or Nashua may terminate the merger agreement if the merger has not been completed by November 6, 2009, unless the failure of the merger to be completed has resulted from the material failure of the party seeking to terminate the merger agreement to perform its obligations.

Termination of the merger agreement could negatively impact Nashua.

If the merger agreement is terminated, there may be various consequences. For example, Nashua’s businesses may have been adversely impacted by the failure to pursue other beneficial opportunities due to the focus of management on the merger, without realizing any of the anticipated benefits of completing the merger, or the market price of Nashua common stock could decline to the extent that the current market price reflects a market assumption that the merger will be completed. If the merger agreement is terminated and Nashua’s board of directors seeks another merger or business combination, Nashua shareholders cannot be certain that Nashua will be able to find a party willing to pay an equivalent or more attractive price than the price Cenveo has agreed to pay in the merger.

Some of the directors and executive officers of Nashua may have interests and arrangements that may have influenced their decisions to support or recommend that you approve the merger agreement and the transactions contemplated thereby, including the merger.

The interests of some of the directors and executive officers of Nashua may be different from those of Nashua shareholders, and directors and executive officers of Nashua may be participants in arrangements that are different from, or in addition to, those of Nashua shareholders. These interests are described in more detail in the section of this proxy statement/prospectus entitled “The Merger — Interests of Nashua’s Directors and Executive Officers in the Merger” beginning on page 49.

The shares of Cenveo common stock to be received by Nashua shareholders as a result of the merger will have different rights from the shares of Nashua common stock currently held by them.

The rights associated with Nashua common stock are different from the rights associated with Cenveo common stock. See the section of this proxy statement/prospectus entitled “Comparison of Common Shareholder Rights” commencing on page 105.

The market price of Cenveo common stock after the merger may be affected by factors different from those affecting Nashua common stock or Cenveo common stock currently.

The businesses of Cenveo and Nashua differ in some respects and, accordingly, the results of operations of the combined company and the market price of Cenveo’s shares of common stock after the merger may be affected by factors different from those currently affecting the independent results of operations of each of Cenveo or Nashua. For a discussion of the businesses of Cenveo and Nashua and of certain factors to consider in connection with those businesses, see the documents incorporated by reference into this proxy statement/prospectus and referred to under “Where You Can Find More Information” on page 112.

Cenveo may fail to realize the cost savings estimated for the merger.

Cenveo estimates to achieve cost savings from the merger when the two companies have been fully integrated. While Cenveo continues to be comfortable with these expectations as of the date of this proxy statement/prospectus, it is possible that the estimates of the potential cost savings could turn out to be incorrect. The cost savings estimates also assume Cenveo’s ability to combine the businesses of Cenveo and Nashua in a manner that permits those cost savings to be realized. If the estimates turn out to be incorrect or Cenveo is not able to combine successfully the two companies, the anticipated cost savings may not be fully realized or realized at all, or may take longer to realize than expected.

Nashua shareholders will have a reduced ownership and voting interest after the merger and will exercise less influence over management.

Nashua’s shareholders currently have the right to vote in the election of the board of directors of Nashua and on other matters affecting Nashua. Upon the completion of the merger, each Nashua shareholder that receives shares of Cenveo common stock will become a shareholder of Cenveo with a percentage ownership of the combined organization that is much smaller than the shareholder’s percentage ownership of Nashua. It is expected that the former shareholders of Nashua as a group will receive shares in the merger constituting less than 10% of the outstanding shares of Cenveo common stock immediately after the merger. Because of this, Nashua’s shareholders may have less influence on the management and policies of Cenveo than they now have on the management and policies of Nashua.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement/prospectus contains forward-looking statements about Nashua and Cenveo. The Securities and Exchange Commission, which we refer to in this proxy statement/prospectus as the SEC, encourages companies to disclose forward-looking information so that investors can better understand a company’s future prospects and make informed investment decisions. These statements may be made directly in this proxy statement/prospectus and they may also be made a part of this proxy statement/prospectus by reference to other documents filed by Cenveo with the SEC, which is known as “incorporation by reference.”

Statements that are not historical or current facts, including statements about beliefs and expectations are forward-looking statements. These statements often include the words “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook,” “objectives,” “strategies,” “goals” or similar expressions. These forward-looking statements cover, among other things, anticipated future plans and prospects of Cenveo and Nashua and words and terms of similar substance used in connection with any discussion of future operating or financial performance, or the acquisition of Nashua by Cenveo.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at which, or by which, such performance or results will be achieved.  Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause our actual performance or results to differ materially from those expressed or implied in the statements.  Important factors that could cause such differences include, but are not limited to: whether the market price of Cenveo common stock will fluctuate; Nashua’s business uncertainties and contractual restrictions while the merger is pending; changes in circumstances between signing the merger agreement and completion of the merger; whether combining the two companies is more difficult, costly or time-consuming than expected; Nashua’s limited ability to pursue alternatives to the merger; whether Cenveo and Nashua choose not to proceed with the merger; whether the merger agreement is terminated and whether the cost savings estimated for the merger are realized.

Additional factors that could cause Cenveo’s results to differ materially from those described in the forward-looking statements can be found in Cenveo’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. See “Where You Can Find More Information” on page 112 for a description of where you can find this information.

Additional factors that could cause Nashua’s results to differ materially from those described in the forward-looking statements include the announcement and pendency of the planned acquisition by Cenveo, Nashua’s future capital needs, stock market conditions, the price of Nashua’s stock, fluctuations in customer demand, intensity of competition from other vendors, timing and acceptance of Nashua’s new product introductions, general economic and industry conditions and delays or difficulties in programs designed to increase sales and improve profitability and goodwill impairment.  If one or more of these factors materialize, or if any of the underlying assumptions prove incorrect, actual results, performance or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements.  All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters and attributable to Cenveo or Nashua or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to within this proxy statement/prospectus. Forward-looking statements speak only as of the date on which such statements are made. Cenveo and Nashua undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.

NASHUA SPECIAL MEETING

This section contains information from Nashua for Nashua shareholders about the special meeting Nashua has called for shareholders to consider and approve the merger agreement and the transactions contemplated thereby including the merger. We are mailing this proxy statement/prospectus to you, as a Nashua shareholder, on or about August 13, 2009. Together with this proxy statement/prospectus, we are also sending to you a notice of the special meeting of Nashua shareholders and a form of proxy card that Nashua’s board of directors is soliciting for use at the special meeting and at any adjournments or postponements of the special meeting. The special meeting will be held on September 15, 2009, at 10:00 a.m. local time, at Nashua’s offices at 250 South Northwest Highway, Park Ridge, Illinois.

Matters to Be Considered

The only matter to be considered at the Nashua special meeting is the approval of the merger agreement and the transactions contemplated thereby, including the merger. You may also be asked to vote upon a proposal to adjourn  or postpone the special meeting. Nashua could use any adjournment or postponement of the special meeting for the purpose, among others, of allowing more time to solicit votes in favor of the approval of the merger agreement.

Recommendation of Nashua’s Board of Directors

Nashua’s board of directors has unanimously determined that the merger agreement and the transactions contemplated thereby, including the merger, are advisable, fair to and in the best interest of Nashua and Nashua’s shareholders and recommends that Nashua shareholders vote “FOR” approval of the merger agreement and the transactions contemplated thereby, including the merger, and “FOR” the approval of the adjournment or postponement of the special meeting, if necessary, to solicit additional proxies in favor of the merger agreement and the transactions contemplated thereby, including the merger.

Record Date

Nashua’s board of directors has fixed the close of business on August 3, 2009 as the record date for determining the Nashua shareholders entitled to receive notice of and to vote at the special meeting. Only Nashua shareholders of record as of the record date are entitled to and are being requested to vote at the special meeting. As of the record date, 5,567,737 shares of Nashua common stock were issued and outstanding and held by approximately 827 record holders. Nashua shareholders are entitled to one vote on each matter considered and voted on at the special meeting for each share of Nashua common stock held of record at the close of business on the record date. The presence, in person or by properly executed proxy, of the holders of a majority of the shares of Nashua common stock entitled to vote at the special meeting is necessary to constitute a quorum at the special meeting. For purposes of determining the presence of a quorum, abstentions will be counted as shares present, however, broker non-votes, if any, will not be counted as shares present. Abstentions and broker non-votes will have the same effect as votes against approval of the merger agreement and the transactions contemplated thereby, including the merger.

Action Required

The merger agreement and the transactions contemplated thereby must be approved by the holders of a majority of the outstanding shares of Nashua common stock entitled to vote on such matter. The merger agreement and the consummation of the transactions contemplated therein will not require the approval of the holders of Cenveo common stock under the Colorado Business Corporation Act or the rules of the NYSE.

As of August 3, 2009, there were 5,567,737 shares of Nashua common stock outstanding and entitled to vote, 1,388,997 of which, or 24.9%, were held by directors, executive officers and affiliates of Nashua. Directors, executive officers and affiliates of Nashua holding 1,251,369 shares, or 22.5% of the shares, of Nashua common stock outstanding and entitled to vote have agreed pursuant to a voting agreement with Cenveo to vote their shares in favor of the approval of the merger agreement.

As of the record date, Cenveo and its subsidiaries held no shares of Nashua common stock and Cenveo’s directors and executive officers or their affiliates held no shares of Nashua common stock.

Solicitation of Proxies

Proxies are being solicited by Nashua’s board of directors from Nashua shareholders. Shares of Nashua common stock represented by properly executed proxies will be voted in accordance with the instructions indicated on the enclosed proxy cards. If no instructions are indicated, such proxies will be voted “FOR” approval of the merger agreement and the transactions contemplated thereby, including the merger, and “FOR” any motion to adjourn or postpone the special meeting to another time and/or place for the purpose of soliciting additional proxies or otherwise.

Nashua has retained Georgeson, Inc., a proxy solicitation firm, to assist in the solicitation of proxies for this special meeting to consider the merger for a fee of approximately $7,500.

Revocation of Proxies

A Nashua shareholder of record who has given a proxy may revoke it by (i) giving written notice of revocation to Nashua’s Corporate Secretary prior to the special meeting, (ii) properly submitting to Nashua a duly executed proxy bearing a later date (but which is dated and received by Nashua prior to the special meeting) or (iii) attending the special meeting and voting in person. All written notices of revocation and other communications with respect to revocation of proxies should be addressed to Nashua as follows: Corporate Secretary, 11 Trafalgar Square, Suite 201, Nashua, New Hampshire 03063.

THE MERGER

Terms of the Merger

Each of the Cenveo board of directors and the Nashua board of directors has approved and adopted or declared advisable the merger agreement, which provides for the merger of Nashua with Merger Sub, with either Nashua or Merger Sub being the surviving corporation in the merger and either becoming or remaining, respectively, a wholly-owned subsidiary of Cenveo. Each share of Nashua common stock, par value $1.00 per share, issued and outstanding immediately prior to the completion of the merger, will be converted into the right to receive (x) an amount in cash equal to $0.75 per share, without interest, and (y) a number of shares of Cenveo common stock equal to $6.130 divided by the volume-weighted average price per share of Cenveo common stock on the 15 trading days Cenveo and Nashua shall select by lot out of the 30 trading days ending on and including the second trading day immediately prior to the closing date of the merger, which we refer to herein as the exchange ratio.  However, in the event that such average is equal to or less than $3.750, then Nashua’s shareholders will receive 1.635 shares of Cenveo common stock per share of Nashua stock, and in the event that such average is equal to or greater than $5.25, then Nashua’s shareholders will receive 1.168 shares of Cenveo common stock per share of Nashua stock.

Nashua shareholders are being asked to approve the merger agreement and the transactions contemplated thereby including the merger.

Background of the Merger

As part of the continuous evaluation of its business, Nashua regularly considers opportunities for certain business combinations and other strategic and commercial transactions in order to enhance shareholder value, strengthen its market position, establish new growth platforms, and improve its capital position.

On December 3, 2007, the board of directors of Nashua held a meeting, and agreed that Nashua should hire an investment banking firm in order to prepare a valuation of Nashua’s various business units.

Throughout December 2007 and January 2008, members of Nashua management contacted and evaluated the potential services of various investment banking firms in order to prepare such a valuation.

After contacting and evaluating various such firms, in January 2008, Nashua hired Lincoln International LLC (“Lincoln”) to prepare and evaluate various strategic alternatives for the company.

In February and March 2008, Nashua’s board reviewed Lincoln’s analysis of different scenarios to sell one or more of Nashua’s existing business units and its valuation analysis of Nashua’s business as a whole.  After reviewing Lincoln’s valuation analysis, Nashua’s board decided to pursue the sale of Nashua’s wide format (“WF”) and point-of-sale (“POS”) businesses either separately or as one unit.

In April 2008, Lincoln prepared marketing materials related to the potential sale of Nashua’s WF and POS businesses and identified twenty-four potential strategic acquirers, nine of which were focused on the POS business, six of which were focused on the WF business, and nine of which were focused on the combined WF and POS businesses.  Lincoln additionally identified a list of seventy-five to one hundred private equity firms to which Lincoln’s marketing materials would be distributed.  The materials were distributed to potential acquirers throughout May and June 2008, during which time Nashua management also held in-person meetings with certain of such potential acquirers in Jefferson City, Tennessee.

On June 9, 2008, Nashua’s board met (by telephone) to discuss the preliminary bids of the potential acquirers, and on July 29, 2008, Nashua narrowed the participants in the sale process to three potential financial sponsor acquirers, which we refer to as Party A, Party B and Party C.

On August 13, 2008, Nashua’s board discussed offers from Party A, Party B and Party C and instructed Lincoln to seek further clarification on the offers from two of the potential acquirers.

On August 22, 2008, Lincoln presented Nashua’s board with the final written offers of two of the potential acquirers.  Nashua’s board also reviewed an update of the financial analysis of such offers.  Nashua’s board instructed Lincoln to proceed with the offer made by Party A, and to discuss a letter of intent and due diligence with such party.

On August 26, 2008, Nashua executed a letter of intent with Party A with respect to the POS and wide format businesses.  The letter of intent contained a 30-day exclusivity period.  As a result, discussions with Party B and Party C were put on hold.

During September 2008, Nashua negotiated the terms of a transaction with Party A.  During this time, Party A materially reduced the proposed purchase price for economic and other reasons.  At a meeting on October 7, 2008, Nashua’s board decided that Party A’s offer was no longer acceptable and decided to end the sale process with respect to Nashua’s WF and POS businesses.

On November 4, 2008, Nashua’s board held a meeting to discuss a report from Lincoln that Party B had indicated its interest to acquire Nashua in its entirety, and had asked whether Nashua ever considered taking the company private.

In December 2008, Party B had a conversation with representatives of Lincoln, during which Lincoln indicated to Party B a range of values for the acquisition of Nashua in its entirety that Nashua’s board of directors might find to be acceptable.  The range of values Lincoln indicated to Party B represented a premium to Nashua’s then current trading price.  After this conversation, Party B informed Lincoln that it would not be able to offer a price for Nashua that represented a premium to the then current trading price of Nashua and that it was no longer interested in an acquisition of Nashua.  Nashua’s  board subsequently determined that it would end discussions with Party B.

On January 14, 2009, Nashua’s board held a special meeting (by telephone), at which meeting Mr. Thomas Brooker, Nashua’s CEO and President, reported that Nashua had received an unsolicited offer from a private investment firm, which we refer to as Party D, to acquire the company.  After reviewing the offer, Nashua’s board determined the per-share price was inadequate.  The board instructed Mr. Brooker to send the prospective acquirer a letter stating that the price was inadequate and requesting evidence of such prospective acquirer’s ability to finance the transaction before engaging in any discussions.  Party D did not respond to such letter.

On February 3, 2009, Cenveo sent a non-binding letter to Nashua indicating an interest in acquiring Nashua.  Such letter proposed an aggregate per-share price of between $4.00 and $4.50 per share, subject to completion of Cenveo’s due diligence, negotiation of a definitive merger agreement, entry into a voting agreement with one of Nashua’s principal shareholders and certain members of management and Nashua’s agreement to negotiate exclusively with Cenveo for a period of 30 days.

Upon review of such offer, on February 5, 2009, Nashua’s board sent a letter to Cenveo rejecting its offer as inadequate.  Also on February 5, 2009, Mr. Brooker spoke with representatives of Cenveo,

who informed him of Cenveo’s desire to have additional discussions to explore the possibility of a transaction with Nashua.

On February 10, 2009, Nashua’s board held a special meeting (by telephone) to discuss further the terms of Cenveo’s offer, and Nashua’s rejection of such offer as inadequate.  At such meeting, Mr. Brooker reported to the board that a meeting with representatives of Cenveo was planned for February 19, 2009 in order to discuss the potential benefit for Nashua’s shareholders from a transaction with Cenveo.

On February 18, 2009, Nashua and Cenveo entered into a confidentiality and standstill agreement.

On February 19, 2009, representatives of Nashua and Cenveo met in Nashua, New Hampshire to discuss Cenveo’s offer, the respective businesses of Nashua and Cenveo and the combination of the two companies.

On February 24, 2009, Cenveo sent a revised non-binding offer to Nashua’s board, consisting of $1.00 per share in cash and 1.198 shares of Cenveo common stock for each share of Nashua’s common stock (and to the extent that the average closing price of Cenveo’s common stock during a to-be determined period of time prior to closing is greater than $3.50 per share, the value of Cenveo shares for each Nashua share  would be limited to $4.19 per share), subject to completion of Cenveo’s due diligence, negotiation of a definitive merger agreement, and entry into a voting agreement with one of Nashua’s principal shareholders and certain members of management.  Based on Cenveo’s closing stock price of $2.82 on February 23, 2009 (the last trading day prior to submission of the offer), the non-binding offer would have been valued at $4.38 per Nashua share.

On March 3, 2009, Lincoln presented its valuation analysis of Cenveo’s offer to Nashua’s board, and also described its methodology in preparing such analysis. Nashua’s board reviewed Cenveo’s revised offer with Lincoln, and following such review and a discussion of Cenveo’s financial status, rejected the offer and requested a higher per-share price.  The board agreed that the company would convey to Cenveo a request for a price of $6.00 per share with no cap on the number of shares to be received by Nashua shareholders.

On March 4, 2009, Mr. Brooker, Mr. Coleman, and a representative of Lincoln, informed Cenveo that its previous offer was unacceptable and that the Nashua board requested a price of $6.00 per share with no cap.  Later that day, Cenveo responded with an oral revised offer, which consisted of $1.50 in cash plus 1.198 shares of Cenveo common stock, subject to a cap of $4.00 per share of Cenveo common stock.  Based on Cenveo’s closing stock price of $2.44 on March 3, 2009 (the last trading day prior to submission of the offer), the non-binding offer would have been valued at $4.42 per Nashua share.

On March 5, 2009, Nashua’s board held a special meeting (by telephone) and reviewed the offer received from Cenveo on March 4.  Nashua’s board rejected this offer, and requested consideration of $1.50 in cash and 1.60 shares of Cenveo common stock with no cap on the per-share price of shares of Cenveo common stock to be received by Nashua’s shareholders in connection with the merger.  A representative of Lincoln conveyed such counteroffer to Cenveo.  Based on Cenveo’s closing stock price of $2.27 on March 4, 2009 (the last trading day prior to submission of the offer), the counteroffer would have been valued at $5.13 per Nashua share.

Later in the day on March 5, 2009, a representative of Cenveo called Lincoln and communicated a revised offer consisting of $1.75 per share in cash and 1.25 shares of Cenveo common stock for each share of Nashua’s common stock.  Based on Cenveo’s closing stock price of $2.27 on March 4, 2009 (the last trading day prior to submission of the offer), the non-binding offer would have been valued at $4.59 per Nashua share.  The Lincoln representative communicated to Cenveo that he did not think the revised proposal would be sufficient and asked Cenveo to consider revising the proposal further.

Later in the day on March 5, 2009, a representative of Cenveo called Lincoln and communicated a revised offer consisting of $1.75 per share in cash and 1.30 shares of Cenveo common stock for each share of Nashua’s common stock.  Based on Cenveo’s closing stock price of $2.27 on March 4, 2009 (the last trading day prior to submission of the offer), the non-binding offer would have been valued at $4.70 per Nashua share.

On March 6, 2009, Nashua’s board held a special meeting (by telephone) to discuss Cenveo’s latest offer.  After consulting with Lincoln, Nashua’s board agreed that per share consideration consisting of $1.75 in cash and an exchange ratio of 1.40 shares with an increased cap or no cap would be acceptable, and the board agreed that Cenveo should be told accordingly.  It was also agreed that a representative of Lincoln would contact Party B and Party D to gauge their interest in a transaction to acquire Nashua.

Later in the day on March 6, 2009, a representative of Cenveo contacted Nashua to convey a revised offer consisting of $1.75 per share in cash and 1.40 Cenveo shares of common stock for each share of Nashua’s common stock.  Based on Cenveo’s closing stock price of $2.06 on March 5, 2009 (the last trading day prior to submission of the offer), the non-binding offer would have been valued at $4.63 per Nashua share.  Cenveo was asked to express the proposal in writing.

On March 9, 2009, a representative of Lincoln contacted Party B and inquired whether Party B would still be interested in acquiring all of Nashua.  The representative of Party B asked Lincoln for certain financial information concerning Nashua, which the Lincoln representative provided to Party B.  Such information was subject to a confidentiality agreement between Nashua and Party B, which was still in effect from the prior discussions. The representative of Party B told Lincoln that he would consider the information and respond the next day.

On March 9, 2009, Nashua’s board held a special meeting (by telephone) to discuss the process regarding the proposed merger.  At such meeting, Nashua’s board discussed that no strategic buyers had emerged (only financial buyers on inadequate terms), and that financial buyers have been negatively impacted by recent market conditions.  Nashua’s board also discussed the feasibility of conducting a “market check” before entering into a definitive agreement or including a provision in the definitive agreement that would allow Nashua and its representatives to solicit and enter into alternative acquisition proposals for a period of time after the signing of the definitive agreement, which we refer to as a “go shop” provision, in the merger agreement, and the board received advice from Nashua’s counsel, Wilmer Cutler Pickering Hale and Dorr LLP (“WilmerHale”), on such topics.  Nashua’s board decided that, given the foregoing, the board should proceed with granting Cenveo’s request for exclusivity on the condition that the merger agreement contain an appropriate “go shop” provision to allow Lincoln to solicit superior acquisition proposals for the sale of the company after the signing of the merger agreement.

On March 10, 2009, Party B informed Lincoln that based on its review of the updated financial information it received on March 9, Party B would not be willing to offer a significant premium to Nashua’s then-current share price (the closing price of Nashua’s common stock was $1.45 per share on March 9, 2009) and therefore Party B would not be interested in submitting a proposal to acquire Nashua.

On March 10, 2009, the Lincoln representative recommended that Nashua defer contacting Party D until the commencement of the “go-shop” period.  Lincoln’s recommendation was based on its judgment that Party D would not be in a position to provide Nashua with an informed response within a short timeframe.  Nashua’s board agreed.

On March 10, 2009, Cenveo delivered to Nashua its revised offer in writing confirming the consideration per share of Nashua common stock consisting of $1.75 in cash plus 1.40 shares of Cenveo’s common stock (without a cap on the number of shares of Cenveo common stock to be received by Nashua’s shareholders) and requiring that Nashua negotiate exclusively with Cenveo in order to enter into an acquisition transaction for a period of 30-days.

On March 12, 2009, Nashua signed a 30-day exclusivity letter that had been negotiated by the parties.

On March 19, 2009, Hughes Hubbard & Reed LLP, outside legal counsel to Cenveo (“Hughes Hubbard”) delivered a draft of the merger agreement to WilmerHale.

On March 24, 2009, Nashua’s board held a special meeting (by telephone) to discuss the process regarding the proposed merger, and Lincoln discussed such process with Cenveo.  WilmerHale was instructed to provide a revised draft of the merger agreement incorporating the Nashua board’s input.

Also on March 24, 2009, representatives of Cenveo, Nashua, WilmerHale, Lincoln and Hughes Hubbard met (by telephone) to discuss the merger agreement.

On April 2, 2009, Thomas Brooker and John Patenaude, CFO and VP-Finance of Nashua, and representatives of Lincoln met with representatives of Cenveo, in Chicago, Illinois, to discuss various issues in connection with Cenveo’s due diligence review of Nashua.

On April 7, 2009, Hughes Hubbard and WilmerHale held a discussion by telephone to discuss certain issues relating to the merger agreement.

On April 9, 2009, Messrs. Thomas Brooker, Clinton Coleman and Mark Schwarz, all members of Nashua’s board, John Patenaude, representatives of Lincoln, and Riveron LLC, advisors to Nashua, met with members of Cenveo management and Cenveo’s financial advisor, Cypress Partners LLC, to discuss various issues in connection with Cenveo’s due diligence review of Nashua and Nashua’s due diligence review of Cenveo.

On April 13, 2009, Nashua’s board met (by telephone) to discuss the state of ongoing negotiations with Cenveo.  Mr. Coleman presented a review of Nashua’s due diligence review of Cenveo and a summary of the due diligence meeting held on April 9, 2009.  The material terms of the merger agreement were also discussed with WilmerHale.

Between April 14, 2009 and April 24, 2009, Hughes Hubbard and WilmerHale discussed (by telephone) and revised the merger agreement and a proposed voting agreement.

On April 27, 2009, as a result of, among other things, Cenveo’s due diligence, representatives of Cenveo orally submitted a revised offer, which consisted of a per share consideration of 1.40 Cenveo shares of common stock for each share of Nashua stock, and no cash consideration, and discussed the possibility of using caps and floors to manage the fluctuations in the price of Cenveo’s common stock.  Based on Cenveo’s closing stock price of $4.41 on April 24, 2009 (the last trading day prior to submission of the offer), the offer would have been valued at $6.17 per Nashua share.  Nashua’s board met (by telephone) to discuss the new offer by Cenveo and determined to reject this offer.

On April 28, 2009, Nashua’s board met (by telephone) to discuss the terms of Cenveo’s latest offer, which had not changed.  The board again rejected such offer, and agreed to present a counterproposal to Cenveo, which included consideration of 1.40 shares of Cenveo common stock per each share of Nashua’s common stock and a minimum of $0.50 in cash per share of Nashua common stock.  Such cash component would be increased incrementally to offset declines in the price of Cenveo common stock to create a cash floor of $1.75 per share.  Lincoln was instructed to communicate the terms of such counterproposal to Cenveo.

On April 29, 2009, Cenveo offered to pay cash consideration of $0.25 per share of Nashua common stock and a number of Cenveo shares with a per share value equal to $6.30, subject to a “collar” if Cenveo’s share price was less than $4.00 per share or more than $5.00 per share.  Based on Cenveo’s closing stock price of $4.71 on April 28, 2009 (the last trading day prior to submission of the offer), the offer would have been valued at $6.55 per Nashua share.  Later in the day, Lincoln communicated to Cenveo that Nashua’s board was not willing to accept Cenveo’s outstanding offer.  A representative of Cenveo then called Lincoln to propose a revised offer, which was to expire at 12:00 p.m. on April 30, 2009.  The terms of such revised offer included consideration of $0.50 per share in cash and a number of Cenveo shares with a value equal to $6.30, subject to a “collar” if Cenveo’s share price was less than $3.75 per share or more than $5.25 per share.  Based on Cenveo’s closing stock price of $4.71 on April 28, 2009 (the last trading day prior to submission of the offer), the offer would have been valued at $6.80 per Nashua share.

During the evening of April 29, 2009, Nashua’s board met (by telephone) to discuss the terms of such revised offer.

At a special Nashua board meeting held on April 30, 2009, following discussions of Cenveo’s revised proposal and specifically the value provided to Nashua’s shareholders and downside protection against the price of Cenveo stock, Nashua’s board agreed with the floating exchange ratio as limited by a “collar” if Cenveo’s share price was less than $3.75 per share or more than $5.25 per share, but instructed Lincoln to request that the cash component of the Cenveo counterproposal be raised to $0.75 per share, in which event, Nashua’s board would be willing to accept the other terms of the transaction.  Later in the day of April 30, 2009, a representative of Nashua had several conversations with Cenveo regarding the Nashua board’s response to Cenveo’s offer.

On May 1, 2009, a representative of Nashua sent a letter, via email, to Cenveo regarding the Nashua board’s response to Cenveo’s offer and proposed a revised counter-offer.  The terms of such revised counter-offer included cash consideration of $0.75 per share of Nashua common stock and a number of Cenveo shares with a per share value equal to $6.13, subject to a “collar” if Cenveo’s share price was less than $3.75 per share or more than $5.25 per share.  Nashua’s board agreed to accept the terms of such offer as reflected in the merger agreement, pending negotiation of the definitive merger agreement and resolution of other open issues.

On May 3, 2009, WilmerHale and Hughes Hubbard discussed by telephone certain open issues relating to the merger agreement.  Later in the day on May 3, 2009, Hughes Hubbard delivered a revised draft of the merger agreement to WilmerHale.

On May 5, 2009, Nashua’s board met in person to discuss open issues relating to the merger agreement.  At such meeting, Lincoln also gave a financial presentation to Nashua’s board and delivered a draft of the fairness opinion.  Also at such meeting, WilmerHale reviewed with the board its fiduciary duties in relation to the merger and the transactions contemplated by the merger agreement, and Riveron LLC provided a report on its financial due diligence on Cenveo to the board.

During May 5, 2009 and May 6, 2009, Hughes Hubbard and WilmerHale exchanged several revised drafts of the merger agreement and the voting agreement.

On May 6, 2009, Nashua’s board held a meeting (by telephone) to discuss the resolution of open issues and the presentation of the final fairness opinion.  WilmerHale reviewed the final form of merger agreement with Nashua’s board.  Following such discussion and review, Nashua’s board unanimously adopted the merger agreement and recommended that Nashua’s shareholders vote “for” the approval of the merger agreement and the transactions contemplated thereby, including the merger.  On the same day, Cenveo’s board met (by telephone) to approve and adopt the merger agreement and the transactions contemplated thereby.

On the morning of May 7, 2009, each of Cenveo and Nashua issued press releases announcing their entry into the merger agreement and Cenveo’s entry into the voting agreement with certain of Nashua’s shareholders.

Nashua’s Reasons for the Merger; Recommendation of Nashua’s Board of Directors

The Nashua board of directors consulted with Nashua management as well as with legal and financial advisors and determined that the merger is in the best interests of Nashua and Nashua’s shareholders.

In reaching its conclusion to approve the merger agreement, the Nashua board considered a number of factors, including the following material factors:

•
its knowledge of the current and prospective business environment in which Nashua and Cenveo operate, including economic and market conditions, and specifically, its assessment of information with respect to both of Nashua’s and Cenveo’s financial condition, results of operations, business, competitive position and business prospects and risks, on both an historical and prospective basis, as well as current industry, economic and market conditions and trends;

•
its assessment of Cenveo’s businesses, prospects, operations, earnings generation ability and financial condition and its view of the attractive growth characteristics of Cenveo’s existing markets and businesses and Cenveo’s ability to serve the growing needs of Nashua’s existing customers, including by creating enhanced marketing opportunities and achieving significant network and operational synergies;

•	its assessment that Nashua’s operations strategically mirror and complement Cenveo’s existing product lines and will create strategic cross-selling opportunities for both companies’ customers;

•
its assessment of trends in the industry in which Nashua’s business operates and the strategic alternatives available to Nashua, including remaining an independent public company, strategic partnerships, acquisitions of or mergers with other companies in the industry, as well as the risks and uncertainties associated with such alternatives, and specifically that Lincoln’s contacts with potential strategic partners had identified only a limited number of parties that were interested in meeting with Nashua, and that Lincoln believed a transaction with any of such other interested parties was uncertain;

•
its consideration of the fact that entering into any negotiations with a third party would not necessarily lead to an equivalent or better offer and would be subject to significant due diligence and negotiation that would take time and would likely lead to the loss of the potential offer from Cenveo;

•
its review with management and its outside financial and legal advisors of the terms and provisions of the merger agreement and the financial and other terms of the merger, including the exchange ratio and the final collar, and the commitments by both Cenveo and Nashua to complete the merger;

•
the provisions in the merger agreement that permit Nashua, subject to the terms and conditions of the merger agreement, under certain circumstances, to, for a limited period of time, respond to market conditions and provide information to and engage in negotiations with other potential acquirers in accordance with the terms of the “go-shop” provision of the merger agreement, to generally provide information to and engage in negotiations with third parties that make unsolicited proposals, and, subject to payment of a termination fee and the other conditions set forth in the merger agreement, to enter into a transaction with a party that makes a superior proposal;

•
its belief that the consideration provided for in the merger agreement, in light of Nashua’s activities to date (including, without limitation, overtures made to and from third parties in advance of the execution of the merger agreement), represented a significant premium for Nashua’s shareholders and also likely represented the best per-share price reasonably obtainable for Nashua’s shareholders;

•	the fact that Nashua shareholders will have an opportunity to vote to approve the merger on the terms provided in the merger agreement;

•	the likelihood that the shareholder approval needed to complete the transaction may be obtained in a timely manner and that no material regulatory approvals will be required;

•
its view that Nashua, when merged with Cenveo, will be positioned to provide a comprehensive range of integrated products and services to its customers, and will have considerably greater geographic reach, which will enhance service to Nashua’s and Cenveo’s customers and communities and provide greater opportunities for its employees;

•	the historical and current market prices of Cenveo common stock and Nashua common stock, as well as the financial analyses prepared by Lincoln and Riveron;

•
the opinion delivered to it by Lincoln to the effect that, as of the date of its opinion, and subject to and based on the qualifications and assumptions set forth in such opinion, the exchange ratio plus the cash consideration to be paid by Cenveo in the merger was fair, from a financial point of view, to Nashua, as more fully described below in the section entitled “The Merger— Opinion of Nashua’s Financial Advisor”; and

•	Cenveo’s track record of integrating acquisitions and its understanding of the opportunities and risks presented by an acquisition of a company with the size and other characteristics of Nashua.

The Nashua board of directors considered all of the foregoing factors as a whole along with other factors it deemed appropriate and, on balance, concluded that it would be advisable for Nashua and Nashua’s shareholders for Nashua to enter into the merger agreement.

The foregoing discussion of the information and factors considered by the Nashua board of directors is not exhaustive, but includes the material factors considered by the Nashua board of directors.  In view of the wide variety of factors considered by the Nashua board of directors in connection with its evaluation of the merger and the complexity of these matters, the Nashua board of directors did not consider it practical to, nor did it attempt to, quantify, rank or otherwise assign relative weights to the specific factors that it considered in reaching its decision.

The Nashua board of directors evaluated the factors described above, including discussions with, and questioning of, the management of Nashua and Nashua’s legal and financial advisors and reached a consensus that the merger was advisable and in the best interests of Nashua and its shareholders.  In considering the factors described above, individual members of the Nashua board of directors may have given different weights to different factors.

Nashua’s board of directors, by a unanimous vote, has determined that the merger agreement and the transactions contemplated thereby, including the merger, are advisable, fair to and in the best interests of Nashua and its shareholders, has adopted the merger agreement, and recommends that Nashua shareholders vote “FOR” approval of the merger agreement and the transactions contemplated thereby, including the merger.

Nashua Unaudited Financial Projections

Nashua does not as a matter of course publicly disclose its internal forecasts or projections as to future performance, earnings or other results due to, among other reasons, the unpredictability and uncertainty of the underlying assumptions and estimates.  However, Nashua is including unaudited financial projections in this proxy statement/prospectus to provide its shareholders access to non-public, unaudited financial projections that were made available to Lincoln in connection with the merger and which are referred to in “Opinion of Nashua’s Financial Advisor” beginning on page 33 of this proxy statement/prospectus.  The unaudited financial projections, set forth in the table below, consisted of estimates of Nashua’s Net Sales and Adjusted EBITDA for the fiscal years 2009 through 2012 based on Nashua alone and do not give effect to or include any effect of the merger.

The unaudited financial projections set forth below were prepared for internal budgeting and other purposes and not with a view toward public disclosure, and the inclusion of these projections should not be regarded as an indication that any of Nashua, Cenveo, their respective financial advisors or any other recipient of this information considered, or now considers, it to be either material to Nashua or Cenveo or necessarily predictive of actual future results.

While prepared in good faith and presented with numeric specificity, the unaudited financial projections are not fact, constitute “forward-looking statements” and are based upon estimates and assumptions that require management to make judgments with respect to, among other things, future economic, competitive and financial market conditions and future business decisions that are inherently subject to significant uncertainties and contingencies, including, among others, the risks and uncertainties described under “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” beginning on pages 16 and 20, respectively.  Such risks and uncertainties are difficult to predict and many are beyond the control of Nashua and/or Cenveo and will be beyond the control of the combined company.

There can be no assurance that the estimates and assumptions underlying the unaudited financial projections will prove to be accurate or that the projected results will be realized.  Further, neither Nashua nor Cenveo assumes any responsibility for the reliability of the unaudited financial projections and cautions you that actual results likely will differ, and may differ materially, from those reflected in the unaudited financial projections particularly because, among other things, such projections do not give effect to or include any effect of the merger.  In light of the foregoing, and considering that the Nashua special meeting will be held several months after the date that the unaudited financial projections were prepared, the unaudited financial projections cannot be considered a reliable predictor of future results and you should not rely on the unaudited financial projections.

The unaudited financial projections were not prepared with a view toward complying with GAAP, the published guidelines of the SEC regarding projections or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information.   The unaudited financial projections included in this proxy statement/prospectus have been prepared by, and are the responsibility of, Nashua’s management. Neither Nashua’s independent registered public accounting firm, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the unaudited financial projections contained herein, nor have they expressed any opinion or any other form of assurance on such projections or their achievability. The report of Nashua’s independent registered public accounting firm contained in this proxy statement/prospectus relates to Nashua’s historical financial information (See “Index to Nashua’s Financial Statements” beginning on page F-1). It does not extend to the unaudited financial projections and should not be read to do so. Furthermore, the unaudited financial projections do not take into account any circumstances or events occurring after the date they were prepared.

The following table presents selected unaudited financial projections provided to Lincoln for the fiscal years ending 2009 through 2012, which is referred to in “Opinion of Nashua’s Financial Advisor” beginning on page 33 of this proxy statement/prospectus as well as corresponding actual financial results for the fiscal year ended December 31, 2008, which were also provided to Lincoln in connection with the merger, for purposes of comparison only.

	Fiscal Year Ended December 31,	Fiscal Years Ending December 31,
	2008 (Actual)	2009(E)	2010(E)	2011(E)	2012(E)
		(in thousands)
Net Sales [1]	$264.9	$257.4	$263.9	$271.8	$279.9

Adjusted EBITDA [2]	$7.0	$8.2	$9.0	$9.8	$10.1

Net Income (Loss)	$(19.8)	$1.6	$2.6	$3.0	$3.1

Earnings (Loss) Per Share	$(3.65)	$0.30	$0.49	$0.55	$0.57

(1)	Net sales are projected to decline 2.8% in 2009 in part due to the decline in the economy partially offset by projected new business. Net sales are projected to increase 2.5% in 2010 and 3% in both 2011 and 2012 as a result of the anticipated recovery in the world economy.

(2)	Adjusted EBITDA is calculated for all periods presented by adding back to net income the following: net interest expense, income tax expense, depreciation, amortization, goodwill impairment, severance cost, one-time costs associated with the closure of the Cranbury, New Jersey distribution center, costs associated with the closure of Jacksonville, Florida label plant and the consolidation of the label business into the Omaha, Nebraska and Jefferson City, Tennessee facilities, one-time environmental costs and fees related to the potential sale of all or part of Nashua and fees related to the potential merger with Cenveo. EBITDA is calculated by adding back net interest expense, income tax expense, depreciation and amortization to net income.

EBITDA and Adjusted EBITDA are non-GAAP financial measures.  Adjusted EBITDA was calculated solely for purposes of preparing the unaudited financial projections provided to Lincoln in connection with the merger.  EBITDA is used by management in the computation of ratios utilized for financing purposes and for planning and forecasting in future periods.  Nashua’s  management discloses EBITDA periodically to investors because it believes that it may be useful to some investors in evaluating the Company because it is widely used as a measure of evaluating a company’s operating performance. Neither EBITDA nor Adjusted EBITDA should be considered a substitute either for net income, as an indicator of Nashua’s operating performance, or for cash flow, as a measure of Nashua’s liquidity. In addition, because EBITDA and Adjusted EBITDA may not be calculated in the same manner by all companies, the information in the table may not be comparable to other similarly titled measures of other companies.

A table reconciling Adjusted EBITDA to net income, its most comparable GAAP financial measure, is presented below.

Reconciliation of Adjusted EBITDA to GAAP Net Income (Loss)

2008 (Actual)	2009(E)	2010(E)	2011(E)	2012(E)
Net Income (Loss)	$(19.8)	$1.6	$2.6	$3.0	$3.1
Taxes	$3.4	$1.1	$1.8	$2.0	$2.0
Interest	$1.0	$0.4	$0.2	$0.1	$0.1
Depreciation and Amortization	$4.5	$4.0	$4.2	$4.5	$4.7
Impairment of goodwill	$14.1	$-	$-	$-	$-
Severance	$1.2	$0.3	$-	$-	$-
Label Products Plant Consolidation Costs	$1.8	$0.4	$0.2	$0.2	$0.2
New Jersey Facility Closure Costs	$0.2	$-	$-	$-	$-
Professional Fees	$0.4	$0.4	$-	$-	$-
Environmental cost	$0.2	$-	$-	$-	$-
Adjusted EBITDA	$7.0	$8.2	$9.0	$9.8	$10.1

Adjusted EBITDA is calculated for all periods presented by adding back to net income the following: net interest expense, income tax expense, depreciation, amortization, goodwill impairment, severance cost, one-time costs associated with the closure of the Cranbury, New Jersey distribution center, costs associated with the closure of Jacksonville, Florida label plant and the consolidation of the label business into the Omaha, Nebraska and Jefferson City, Tennessee facilities, one-time environmental costs and fees related to the potential sale of all or part of Nashua and fees related to the potential merger with Cenveo.

The unaudited financial projections were prepared based on information available to Nashua’s management at the time of their preparation.

No representation is made by Nashua, Cenveo or any other person to any Nashua shareholder or any other person regarding the ultimate performance of Nashua or the combined company compared to the information included in the above unaudited prospective financial information.

The unaudited prospective financial information is not included in this proxy statement/prospectus in order to induce any Nashua shareholder to vote in favor of any of the proposals to be voted on at the Nashua special meeting.

NASHUA DOES NOT INTEND TO UPDATE OR OTHERWISE REVISE THE UNAUDITED FINANCIAL PROJECTIONS TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE WHEN MADE OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING SUCH UNAUDITED FINANCIAL PROJECTIONS ARE NO LONGER APPROPRIATE.

Cenveo’s Reasons for the Merger

The Cenveo board of directors consulted with Cenveo management as well as with legal and financial advisors and determined that the merger is in the best interests of Cenveo and Cenveo’s stockholders.

In reaching its conclusion to approve the merger agreement, the Cenveo board considered a number of factors, including the following material factors:

•
its knowledge of the current and prospective business environment in which Nashua and Cenveo operate, including economic and market conditions, and specifically, its assessment of information with respect to both of Nashua’s and Cenveo’s financial condition, results of operations, business, competitive position and business prospects and risks, on both an historical and prospective basis, as well as current industry, economic and market conditions and trends;

•
its assessment of Nashua’s businesses, prospects, operations, earnings generation ability and financial condition and its view of the attractive growth characteristics of Nashua’s existing markets and businesses and Nashua’s ability to serve the growing needs of Cenveo’s existing customers, including by creating enhanced marketing opportunities and achieving significant network and operational synergies;

•	its assessment that Nashua’s operations strategically complement certain Cenveo’s existing product lines and will create strategic cross-selling opportunities for both companies’ customers;

•	its assessment of trends in the industry in which Cenveo’s business operates;

•
its review with management and its outside financial and legal advisors of the terms and provisions of the merger agreement and the financial and other terms of the merger, including the exchange ratio and the final collar, and the commitments by both Cenveo and Nashua to complete the merger;

•	the likelihood that the shareholder approval needed to complete the transaction may be obtained in a timely manner and that no material regulatory approvals will be required;

•
its view that Cenveo, when merged with Nashua, will be positioned to provide a comprehensive range of integrated products and services to its customers, and will have considerably greater geographic reach, which will enhance service to Cenveo’s and Nashua’s customers and communities and provide greater opportunities for its employees;

•	the historical and current market prices of Cenveo common stock and Nashua common stock; and

•	the history, size and other such characteristics of Nashua.

The Cenveo board of directors considered all of the foregoing factors as a whole along with other factors it deemed appropriate and, on balance, concluded that it would be advisable for Cenveo and Cenveo’s shareholders for Cenveo to enter into the merger agreement.

The foregoing discussion of the information and factors considered by the Cenveo board of directors is not exhaustive, but includes the material factors considered by the Cenveo board of directors.  In view of the wide variety of factors considered by the Cenveo board of directors in connection with its evaluation of the merger and the complexity of these matters, the Cenveo board of directors did not consider it practical to, nor did it attempt to, quantify, rank or otherwise assign relative weights to the specific factors that it considered in reaching its decision.

The Cenveo board of directors evaluated the factors described above, including discussions with, and questioning of, the management of Cenveo and Cenveo’s  legal and financial advisors and reached a consensus that the merger was advisable and in the best interests of Cenveo and its shareholders.  In considering the factors described above, individual members of the Cenveo board of directors may have given different weights to different factors.

Opinion of Nashua’s Financial Advisor

Pursuant to a letter agreement dated January 9, 2008 and amended on March 19, 2009, Nashua engaged Lincoln to act as its financial advisor in connection with the merger.  Subsequently, the board of directors of Nashua also asked Lincoln to provide it with an opinion as to whether the consideration to be received in the merger pursuant to the merger agreement was fair, from a financial point of view, to Nashua’s shareholders.  The board of directors of Nashua selected Lincoln as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the transaction.  Further, Lincoln has had a long standing relationship with Nashua, having performed services for Nashua beginning in 2003.  More recently, Nashua engaged Lincoln, pursuant to an engagement letter dated January 9, 2008, in connection with its review of strategic alternatives that commenced in December 2007.  The board of directors believes that Nashua’s long standing relationship with Lincoln provides Lincoln with an understanding of Nashua’s business and its operating units that the board believed could be leveraged in connection with the merger. Nashua did not impose any limitations on the scope of Lincoln’s investigation made in connection with rendering Lincoln’s fairness opinion.

On May 6, 2009, Lincoln rendered its opinion to Nashua’s board of directors that, as of May 6, 2009, and based upon and subject to the factors and assumptions set forth therein, the consideration to be received by the holders of shares of Nashua’s common stock in the merger pursuant to the merger agreement was fair from a financial point of view to Nashua’s shareholders.

The full text of the written opinion of Lincoln, dated May 6, 2009, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex C to this proxy statement/prospectus.  Lincoln provided its advisory services and opinion for the information and assistance of Nashua’s board of directors in connection with its consideration of the merger.  The Lincoln opinion is not a recommendation as to how any holder of Nashua common stock should vote with respect to the transactions contemplated by the merger agreement or any other matter.  Holders of shares of Nashua common stock are encouraged to read Lincoln’s opinion carefully and in its entirety.  The following discussion of Lincoln’s fairness opinion is qualified in its entirety by reference to the full text of the written opinion of Lincoln, dated May 6, 2009, attached as Annex C to this proxy statement/prospectus.

In connection with rendering the opinion described above and performing its related financial analyses, Lincoln, among other things:

•	reviewed a draft of the merger agreement dated May 5, 2009;

•
reviewed Nashua’s Annual Reports on Form 10-K filed with the SEC for each of the three years ended December 31, 2008, 2007 and 2006, and unaudited interim financial information for each of the three-month periods ended April 3, 2009 and March 28, 2008, which the management of Nashua identified as being the most current financial statements and other financial information available;

•
reviewed Cenveo’s Annual Reports on Form 10-K filed with the SEC for each of the three years ended January 3, 2009, December 31, 2007 and December 31, 2006, and Cenveo’s Quarterly Reports on Form 10-Q filed with the SEC for each of the three-month periods ended March 28, 2009 and March 29, 2008, which the management of Cenveo identified as being the most current financial statements and other financial information available;

•	discussed with certain members of Nashua’s and Cenveo’s management the business, financial outlook and prospects of each of Nashua and Cenveo;

•
reviewed certain business, financial and other information relating to Nashua and Cenveo, including financial forecasts for Nashua and Cenveo provided to or discussed with Lincoln by the management of Nashua and Cenveo;

•
reviewed certain stock trading, financial and other information for Nashua and Cenveo and compared that data and information with certain stock trading, financial and corresponding data and information for companies with publicly traded securities that Lincoln deemed relevant;

•
reviewed the financial terms of the transactions contemplated by the merger agreement and compared those terms with the financial terms of certain business combinations and other transactions that Lincoln deemed relevant;

•	reviewed the press release regarding Cenveo’s credit amendment;

•	reviewed Riveron Consulting’s Draft Financial Diligence Report as of April 23, 2009 regarding the financial diligence performed on Cenveo; and

•	considered such other information, financial studies, analyses and investigations and financial, economic and market criteria that Lincoln deemed relevant.

In preparing its opinion, Lincoln relied upon and assumed the accuracy and completeness of all of the financial, accounting, legal, tax and other information discussed with or reviewed by it, and Lincoln did not assume any responsibility for the independent verification of any of such information.  With respect to the financial forecasts provided to or discussed with Lincoln by the management of Nashua and Cenveo and the unaudited financial statements and other financial information prepared and provided to Lincoln by the management of Nashua and Cenveo, Lincoln assumed with the consent of Nashua’s board of directors that they were reasonably prepared in good faith on a basis reflecting the best currently available estimates and judgments of the management of Nashua and Cenveo.  Lincoln assumed no responsibility for the assumptions, estimates and judgments on which such forecasts and interim financial statements and other financial information were based.  In addition, Lincoln was not requested to make, and did not make, an independent evaluation or appraisal of the assets or liabilities (contingent, derivative, off-balance sheet or otherwise) of Nashua and Cenveo or any of their respective subsidiaries, nor was Lincoln furnished with any such evaluations or appraisals.  With regard to the information provided to Lincoln by Nashua and Cenveo, Lincoln relied upon the assurances of the members of management of Nashua and Cenveo that they were unaware of any facts or circumstances that would make such information materially incomplete or misleading.  Lincoln also assumed that there had been no material change in the assets, liabilities, business, condition (financial or otherwise), results of operations or prospects of Nashua or Cenveo since the date of the most recent financial statements made available to Lincoln.  With the consent of Nashua’s board of directors, Lincoln also assumed that in the course of obtaining any necessary regulatory and third party consents, approvals and agreements for the transactions contemplated by the merger agreement, no modification, delay, limitation, restriction or condition would be imposed that will have an adverse effect on Nashua, Cenveo or the transactions contemplated by the merger agreement and that such transactions would be consummated in accordance with the terms of the merger agreement, without waiver, modification or amendment of any term, condition or agreement therein that is material to Lincoln’s analysis.  Representatives of Nashua advised Lincoln, and Lincoln further assumed, that the final terms of the merger agreement would not vary materially from those set forth in the draft reviewed by Lincoln.

Lincoln’s opinion was necessarily based on financial, economic, market and other conditions as they existed on and the information made available to Lincoln as of May 5, 2009.  Although subsequent developments may affect its opinion, Lincoln has no obligation to update, revise or reaffirm its opinion.  Lincoln did not express any opinion as to the price or range of prices at which the shares of Nashua’s common stock may trade subsequent to the announcement of the merger.  Lincoln’s opinion does not address Nashua’s underlying business decision to engage in the transactions contemplated by the merger agreement.

The following is a summary of the material financial analyses delivered by Lincoln to the Nashua board of directors in connection with rendering the opinion described above.  The following summary, however, does not purport to be a complete description of the financial analyses performed by Lincoln, nor does the order of analyses  described represent relative importance or weight given to those analyses by Lincoln.  Some of the summaries of the financial analyses include information presented in tabular format.  The tables must be read together with the full text of each summary and are alone not a complete description of Lincoln’s financial analyses.  Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before May 5, 2009, and is not necessarily indicative of current market conditions.

Nashua Analysis

Historical Stock Trading Analysis. Lincoln reviewed the indexed historical daily closing prices for Nashua’s common stock compared to Cenveo’s common stock, to the other selected companies described under “Selected Publicly Traded Company Analysis” below and to the S&P 500 Index for the one-year and three-year periods ended May 5, 2009. The historical stock trading analysis was analyzed relative to the terms of the merger as background to determine the fairness of the transaction. Lincoln compared the historical stock trading of Nashua and Cenveo to the terms of the merger to evaluate the implied premium of the merger consideration to Nashua’s stock price as one of the many factors Lincoln considered to determine the fairness of the transaction. The results of the historical stock trading analysis are summarized as follows:

120%
100%
80%
60%
40%
20%
0%
May-08
Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Mar-09
Apr-09
May-09
-36%
-45%
-52%
-70%
Nashua
Cenveo
Selected Public Companies Index
S&P 500 Index

160%
140%
120%
100%
80%
60%
40%
20%
0%
May-06
Aug-06
Nov-06
Feb-07
May-07
Aug-07
Nov-07
Feb-08
May-08
Aug-08
Nov-08
Feb-09
-32%
-58%
-59%
-73%
Nashua
Cenveo
Selected Public Companies Index
S&P 500 Index

Source: Capital IQ
Note: No selected company is directly comparable to Nashua

Over the one year period ended May 5, 2009, Nashua’s stock price, Cenveo’s stock price, an index of the stock prices of the selected public companies and the S&P 500 stock index declined by 70%, 52%, 45% and 36%, respectively.  Over the three year period ended May 5, 2009, Nashua’s stock price, Cenveo’s stock price, an index of the stock prices of the selected public companies and the S&P 500 stock index declined by 59%, 73%, 58% and 32%, respectively.

The S&P 500 Index was chosen as a comparison for the historical stock trading analysis as the S&P 500 Index provides a good proxy of overall market performance. The majority of the NasdaqGM Index, in which Nashua is listed, is comprised mostly of financial and technology companies (which are dissimilar to Nashua and Cenveo).

Merger Premium Analysis. Lincoln analyzed the per share value to be received by the holders of Nashua’s common stock pursuant to the merger compared to the market price of Nashua’s common stock as of May 5, 2009 and the volume-weighted average market prices of Nashua’s common stock for the one-week, 30-day, 90-day, and 180-day periods ended May 5, 2009. The results of the merger premium analysis are summarized as follows:

	Price per Share	Implied Premium of the Merger
Then-current stock price (5/5/2009)	$3.02	127.8%
One-week volume-weighted average	$3.00	129.1%
30-day volume-weighted average	$2.19	214.5%
90-day volume-weighted average	$1.98	210.0%
180-day volume-weighted average	$3.17	101.1%

Premiums Paid Analysis. Lincoln reviewed data from 176 acquisitions of publicly traded companies which have occurred since January 1, 1995.  Lincoln determined that these were comparable acquisitions because, in addition to the target and buyer being publicly traded companies, in such transactions the vast majority of the target’s equity was acquired, the consideration received was a combination of cash and stock and the equity value of the transaction was less than $500.0 million. Lincoln searched for transactions with an equity value and other transaction characteristics comparable to those of the proposed transaction.  However, Lincoln determined that the number of transactions with similar characteristics involving publicly traded companies with available stock trading and financial information at equity values similar to the approximate equity value in the proposed transaction would not be as statistically significant as a larger sample size that included transactions with similar characteristics but with equity values up to $500 million. For all 176 transactions, Lincoln analyzed the acquisition price per share as a premium to the volume-weighted average share price one day, one week, one month, three months, and six months prior to the announcement of the transaction.  Lincoln compared the range of resulting per share stock price premiums for the reviewed transactions to the premiums implied by the merger based on Nashua’s common stock volume-weighted average price one day, one week, one month, three months, and six months prior to an assumed announcement date of the merger of May 5, 2009.  A table listing all 176 transactions is set forth below.

Date	Target/Issuer	Buyers/Investors	Sellers
03/03/2009	Western Goldfields Inc.	New Gold, Inc.	Aurora Oil & Gas Corp.; Terranova Partners LP
02/26/2009	ZI Corp.	Nuance Communications, Inc.	BayStar Capital; Lancer Partners
02/12/2009	Heartware International Inc.	Thoratec Corp.	Apple Tree Partners
12/04/2008	People Telecom Ltd.	M2 Telecommunications Group Ltd.	-
11/13/2008	YM BioSciences Inc.	BBM Holdings, Inc.	Consortium of investors
11/02/2008	China Biopharmaceuticals Holdings, Inc.	Neostem, Inc.	-
10/06/2008	Guidance Software, Inc.	AccessData Corporation	-
10/03/2008	Stallion Group, The	Delta Oil & Gas Inc.	-
10/03/2008	Cambridge Solutions, Ltd.	Xchanging PLC	Scandent Group Ltd.
08/28/2008	Planktos Corp.	Maidon Services Limited	Solar Energy Ltd. (OTCBB:SLRE)
05/28/2008	Service First Bancorp	Central Valley Community Bancorp	-
05/21/2008	MedQuist Inc.	CBay, Inc.	Koninklijke Philips Electronics NV
05/09/2008	NOVA RE S.p.A.	Aedes SpA	-
12/20/2007	Dolmen Computer Applications NV	RealDolmen NV	Sofina SA; ETS Fr Colruyt SA
10/05/2007	Paivis Corp.	Trustcash Holdings, Inc.	-
10/02/2007	Pavilion Bancorp Inc.	First Defiance Financial Corp.	-
09/26/2007	Glen Rose Petroleum Corp.	Blackwood Ventures LLC	-
08/31/2007	Home Building Society Ltd.	Bank of Queensland Ltd.	-
08/23/2007	Wham Energy Plc	Venture Production Plc	-
05/07/2007	Evogenix Pty Ltd.	Arana Therapeutics Limited	Start-up Australia Ventures Pty Ltd.
04/23/2007	Biomerge Industries Ltd	Novadaq Technologies Inc.	Canadian Medical Discoveries Fund
04/06/2007	Roadhouse Grill Inc.	Duffy's Holdings, Inc.	Berjaya Group (Cayman) Limited
03/28/2007	Mountain Bank Holding Co.	Columbia Banking System Inc.	-
03/28/2007	Town Center Bancorp	Columbia Banking System Inc.	-
02/26/2007	Falcon Gold Zimbabwe Ltd.	Central African Gold plc	Halogen Holdings SA
11/27/2006	RITA Medical Systems Inc.	AngioDynamics Inc.	Consortium of investors
09/17/2006	Northern Empire Bancshares	Sterling Financial Corp.	-
07/02/2006	Summit Bancshares Inc.	Cullen/Frost Bankers, Inc.	-
06/13/2006	Anywhere MD, Inc.	MedLink International, Inc.	-

Date	Target/Issuer	Buyers/Investors	Sellers
06/04/2006	Firstbank NW Corp.	Sterling Financial Corp.	-
05/29/2006	Nera ASA	Eltek ASA	-
05/02/2006	MacLellan Group plc	Interserve plc	-
04/03/2006	NOS ASA	Imarex NOS ASA	VPS Holding ASA
03/31/2006	Mossimo Inc.	Iconix Brand Group, Inc.	-
03/02/2006	Popularinsa S.A.	Union Europea de Inversiones S.A.	-
02/22/2006	Beta Systems Software AG	Heidelberger Beteiligungsholding AG	-
02/15/2006	HLD Land Development LP	-	-
02/15/2006	Barplats Investments Ltd.	Eastern Platinum Limited	-
12/23/2005	Chirripo Resources Inc.	Milagro Energy Inc.	-
12/22/2005	Syskoplan AG	Reply SpA	DZ Equity Partner GmbH
12/21/2005	Legacy Bank	F.N.B. Corporation	-
11/21/2005	The First National Bank of Newport	Orrstown Financial Services Inc.	-
10/05/2005	Centra Software Inc.	Saba Software Inc.	-
09/18/2005	Integrity Financial Corp.	FNB United Corp.	-
08/17/2005	CyberGuard Corp.	Secure Computing Corp.	-
07/28/2005	Powermax Energy, Inc.	High Plains Energy Inc.	-
07/20/2005	Guilford Pharmaceuticals Inc.	MGI Pharma Inc.	Consortium of investors
06/22/2005	Farsands Solutions Limited	Coffey International Ltd.	-
06/20/2005	Quadra Resources Corp.	Arsenal Energy, Inc.	Firebird Management LLC
06/06/2005	Blizzard Energy Inc.	Shiningbank Energy Income Fund	-
05/09/2005	Nuance Communications Inc., Prior to Acquisition by ScanSoft Inc.	Nuance Communications, Inc.	-
04/25/2005	North East Bancshares, Inc.	F.N.B. Corporation	-
12/29/2004	ArelNet Ltd.	Airspan Communications Ltd.	Consortium of investors
12/29/2004	Classic Bancshares Inc.	City Holding Co.	-
11/16/2004	SMTEK International Inc.	CTS Corporation	-
09/03/2004	KPS Ventures Ltd.	Northern Financial Corp.	-
07/28/2004	Eurasia Gold Corp.	TKA Corporation	-
06/05/2004	Chesterfield Financial Corp.	MAF Bancorp Inc.	-
05/03/2004	Oiltec Resources Ltd.	Forte Resources Inc.	-
03/30/2004	Brooklyn Energy Corp.	Sequoia Oil & Gas Trust	-
03/21/2004	Axon Instruments Inc.	Molecular Devices Corp.	-
03/03/2004	Merant plc	Serena Software, Inc.	Woodside Fund
02/11/2004	Owosso Corp.	Allied Motion Technologies Inc.	-
01/23/2004	FreeMarkets Inc.	Ariba Inc.	Kleiner, Perkins, Caufield & Byers; On-Line Ventures, Inc
01/19/2004	Forever Broadcasting plc	UTV Radio (GB) Ltd.	-
11/18/2003	Canaan National Bancorp, Inc.	Salisbury Bancorp Inc.	-
11/11/2003	Cartier Partners Financial Group Inc	DundeeWealth Inc.	Cartier Capital Limited Partnership
11/03/2003	Southern Financial Bancorp Inc.	Provident Bankshares Corp.	-
09/26/2003	Business Bancorp	UnionBanCal Corp.	-
08/06/2003	iManage Inc.	Interwoven Inc.	MDV-Mohr Davidow Ventures
07/23/2003	Brio Software, Inc.	Hyperion Solutions Corp.	Consortium of investors
07/23/2003	Commercesouth Inc.	BancTrust Financial Group, Inc.	-
06/20/2003	BelAir Energy Corp.	Point North Energy Ltd.	-
05/26/2003	TMBR/Sharp Drilling Inc.	Patterson-UTI Energy Inc.	-
05/15/2003	Nu-Sky Energy Inc.	Kinloch Resources Inc.	-
03/27/2003	Netro Corporation	SRX Post Holdings Inc.	-
03/11/2003	Powder River Petroleum International Inc.	Imperial Petroleum Inc.	-
02/02/2003	3TEC Energy Corporation	Plains Exploration & Production Company	-
12/02/2002	VL Dissolution Corp.	Sirenza Microdevices Inc.	-
11/27/2002	Elk Point Resources Inc.	Canetic Resources Trust	-
11/18/2002	Bridge View Bancorp	Interchange Financial Services Corp.	-
11/06/2002	Aflease Gold Ltd.	sxr Uranium One Inc.	-
09/23/2002	Acadiana Bancshares, Inc.	IberiaBank Corp.	-
08/22/2002	Aurora Gold Ltd.	Abelle Ltd.	-
08/05/2002	Netvalue SA	NetRatings Inc.	Consortium of investors
06/25/2002	Gullane Entertainment	HIT Entertainment Limited	-
06/14/2002	Cranswick Premium Wines, Ltd.	ETW Corporation Limited	ANZ Banking Group Ltd.; ING Australia Pty Limited
05/09/2002	Alliance Resource Partners LP	-	J.P. Morgan Partners, LLC
04/05/2002	Viant Corporation	Enivid Inc.	-
02/27/2002	Enserco Energy Service Company, Inc.	Nabors Industries Ltd.	-
02/20/2002	OTG Software, Inc.	Legato Systems, Inc.	ABS Capital Partners
02/11/2002	Promotions.com, Inc.	iVillage Inc.	Consortium of investors
01/21/2002	Orogen Minerals Ltd.	Oil Search Ltd.	-
01/07/2002	Applied Terravision Systems, Inc.	Cognicase, Inc.	-
01/04/2002	Talarian Corporation	Tibco Software Inc.	Dominion Ventures, Inc.
01/03/2002	CompuTrac, Inc.	RainMaker Software, Inc.	-

Date	Target/Issuer	Buyers/Investors	Sellers
12/19/2001	Independence Bank	BNC Bancorp	-
12/13/2001	Malbak Ltd.	Nampak Ltd.	-
11/20/2001	Vista Bancorp, Inc.	United National Bancorp	-
11/19/2001	Pelikan Holding AG	Pelikan International Corporation Berhad	Pbs Office Supplies Holding Sdn Bhd
11/13/2001	First Financial Corp	Washington Trust Bancorp Inc.	-
11/08/2001	Mid-America Bancorp	BB & T Corp.	-
10/22/2001	Quitman Bancorp, Inc.	Colony Bankcorp Inc.	-
09/24/2001	International Pipeline Equipment Company Ltd.	Flint Energy Services Ltd.	Lime Rock Partners
09/19/2001	BTG, Inc.	L-3 Communications Titan Group	-
09/19/2001	Exchange FS Group plc	Vertex Financial Services	-
09/12/2001	Tidetime Sun (Group) Ltd.	Sina Corp.	-
06/28/2001	Urocor, Inc.	DIANON Systems, Inc.	-
06/14/2001	Century Bancshares, Inc.	United Bankshares Inc.	-
06/14/2001	ARIS Corporation	CIBER, Inc.	-
06/05/2001	Columbia Financial of KY	Camco Financial Corp.	-
05/24/2001	PictureTel Corporation	Polycom, Inc.	-
05/01/2001	BXL Energy Ltd. (Canada)	Viking Energy Royalty Trust	-
04/30/2001	Southside Bancshares Corp.	Allegiant Bancorp Inc.	-
02/21/2001	IMRglobal Corp.	CGI Group, Inc.	-
02/20/2001	Golden Isles Financial Holdings, Inc.	Ameris Bancorp	-
01/24/2001	Bargo Energy Company	Mission Resources Corp.	-
01/23/2001	Alliance Bancorp	Charter One Financial Inc.	-
01/22/2001	Pontotoc Production, Inc.	Ascent Energy Inc.	-
01/18/2001	Indigo Books & Music Inc.	-	-
12/06/2000	Pyramid Energy, Inc.	Fox Energy Corporation	-
11/22/2000	Sloane Petroleums Inc	Gentry Resources Ltd.	-
09/26/2000	Hong Kong Energy Holdings Limited	Nam Tai Electronics, Inc.	-
09/24/2000	@Plan.Inc	DoubleClick Inc.	-
09/20/2000	WesterFed Financial Corp.	Glacier Bancorp Inc.	-
07/17/2000	Ophthalmic Imaging Systems Inc.	MediVision Medical Imaging Ltd.	Premier Laser Systems Inc.
06/05/2000	Laser Power Corporation	II-VI Inc.	-
06/02/2000	Panatlas Energy, Inc.	Velvet Exploration Ltd. (Canada)	-
05/16/2000	Northfield Bancorp, Inc.	Patapsco Bancorp Inc.	-
05/15/2000	CITATION Computer Systems	Cerner Corp.	-
03/31/2000	Bellator Exploration, Inc.	Baytex Energy Trust	-
03/21/2000	Citizens Bancorp	Lincoln Bancorp	-
03/20/2000	Spiros Development Corp.	Dura Pharmaceuticals, Inc	-
03/06/2000	Genzyme Surgical Products	Genzyme Biosurgery	Genzyme Corp.
02/15/2000	Advanced Machine Vision Corporation	Key Technology Inc.	-
01/13/2000	Milton Federal Financial	BancFirst Ohio Corp.	-
12/21/1999	Medical Dynamics, Inc.	Practiceworks Inc.	-
12/09/1999	Eve Group plc	Peterhouse Group plc	-
11/17/1999	North American Vaccine	Baxter International Inc.	Shire BioChem Inc.; CDP Capital-Technology Ventures
10/27/1999	CNS Bancorp, Inc.	Hawthorn Bancshares, Inc.	-
10/22/1999	East/West Communications, Inc.	Omnipoint Corporation	-
10/19/1999	Template Software, Inc.	Cicero, Inc.	-
09/30/1999	Harvest Home Financial Corp.	-	-
08/05/1999	Westwood Homestead Financial Corp	Camco Financial Corp.	-
07/29/1999	Xionics Document Technologies, Inc.	Oak Technology, Inc.	-
07/08/1999	Community Federal Bancorp	First M&F Corp.	-
07/02/1999	South Carolina Community	Provident Community Bancshares, Inc.	-
06/22/1999	Morland plc	Greene King plc	-
06/17/1999	First Marathon, Inc.	National Bank of Canada (FI)	-
05/19/1999	Long Beach Financial Corp.	Washington Mutual Inc.	-
05/18/1999	fine.com International	ARIS Corporation	-
05/17/1999	RaiLink, Ltd.	RailAmerica, Inc.	-
04/13/1999	Game plc	Game Group plc	-
03/29/1999	Derrick Energy Corp.	Enerplus Resources Fund	-
03/03/1999	Andataco, Inc.	nStor Technologies Inc.	-
02/09/1999	Eltin Pty Ltd.	Henry Walker Eltin Group Ltd.	-
01/27/1999	Signature Inns, Inc.	Jameson Inns Inc.	-
01/26/1999	Little Falls Bancorp	Hudson United Bancorp	-
12/16/1998	Lakeview Financial Corp.	Dime Bancorp, Inc.	-
12/03/1998	Micrion Corporation	FEI Co.	-
11/20/1998	Opal Energy, Inc.	Provident Energy Trust	-
10/08/1998	Accel Financial Group Ltd	T&W Financial Corporation	-
06/01/1998	PST Vans, Inc.	US Xpress Enterprises Inc.	-
05/24/1998	People's Savings Financial Corp.	Emclaire Financial Corp.	Webster Financial Corp.
04/10/1998	Dataflex Corporation	CompuCom Systems, Inc.	-
04/07/1998	Ferex Corp	Recycling Industries, Inc.	-

Date	Target/Issuer	Buyers/Investors	Sellers
12/08/1997	Holliday Chemical Holdings	Yule Catto & Co. plc	-
09/24/1997	Allergan Ligand Retinoid Therapeutics, Inc.	Ligand Pharmaceuticals Inc.	-
07/03/1997	Intermetco Limited	Philip Services Corp.	-
07/02/1997	Calnetics Corporation	Habasit Holding USA, Inc.	-
01/03/1997	Extended Family Care Corp.	Star Multi Care Services Inc.	-
12/06/1996	Barefoot, Inc.	Servicemaster Co.	-
07/19/1996	First Family Financial Corp.	Colonial Bancgroup Inc.	-
02/05/1996	Golf Enterprises, Inc.	National Golf Properties	-
12/02/1995	Greiner Engineering, Inc.	URS Corp.	-
11/30/1995	Summit Family Restaurants Inc.	CKE Restaurants Inc.	ABS Capital Partners

The results of the premiums paid analysis are summarized as follows:

Volume-Weighted Average Prior to May 5, 2009	Implied Premium of the Merger	Premium Paid Percentage Data by Percentile
		10th	20th	30th	40th	50th	60th	70th	80th	90th
One day prior	127.8%	(50.2%)	(0.8%)	8.7%	16.7%	24.8%	35.0%	47.0%	72.9%	235.3%
One week prior	129.1%	(45.0%)	4.0%	12.7%	23.2%	27.6%	39.1%	46.6%	80.0%	234.1%
One month prior	214.5%	(44.6%)	11.4%	19.0%	23.0%	36.6%	38.0%	55.7%	91.6%	197.7%
Three months prior	210.0%	(31.0%)	12.3%	30.4%	40.7%	43.6%	45.8%	59.2%	115.6%	168.3%
Six months prior	101.1%	(43.2%)	5.7%	36.4%	54.7%	54.4%	55.2%	58.4%	110.0%	131.3%

Lincoln noted that the premiums implied by the terms of the merger exceeded the 80th percentile for the one day and one week time periods, the 90th percentile for the one month and three month time periods, and the 70th percentile for the six month time period.

Although Lincoln compared the percentage purchase price premiums of these selected transactions to the implied percentage purchase price premium for the merger, none of these selected transactions or associated companies is identical to the merger or Nashua. Accordingly, any analysis of the selected transactions necessarily would involve complex considerations and judgments concerning the differences in financial and operating characteristics, parties involved and the terms of such transactions and other factors that would necessarily affect the comparison of the percentage purchase price premium implied by the merger versus the percentage purchase price premiums of these selected transactions. Lincoln determined that, despite differences in equity values, the transactions included in its premiums paid analysis were comparable transactions to the proposed transaction because of the other characteristics of the transactions evaluated, including the presence of a public buyer and target as well as mixed stock and cash consideration, and therefore included the premiums paid analysis in its fairness opinion as one factor in its overall analysis of the fairness of the proposed transaction.

Selected Publicly Traded Company Analysis.  Lincoln reviewed certain publicly available financial information and stock market information for certain publicly traded companies in the label, commercial printing, and paper converting industries that Lincoln deemed relevant.  The group of selected publicly traded companies reviewed, and revenue and EBITDA for each for its last twelve months as of the dates listed, are listed below.

Company Name	LTM as of(1)	LTM Revenue	LTM EBITDA
Avery Dennison Corporation	12/27/08	$6,710.4	$701.1
Brady Corp.	1/31/09	1,423.5	246.9
Ennis Inc.	2/28/09	584.0	70.3
MeadWestvaco Corporation	12/31/08	6,637.0	794.0
Multi-Color Corp.	12/31/08	280.4	36.0
NCR Corp.	3/31/09	5,140.0	378.0
Standard Register Co.	3/29/09	758.5	45.2
Nashua Corp.(2)	4/3/09	263.5	7.4
(1)	LTM figures represent most updated publicly available information as of the date of delivery of the fairness opinion to the board of directors of Nashua.

(2)	Nashua information not publicly available as of the date of delivery of the fairness opinion to Nashua’s board of directors. LTM EBITDA shown on an adjusted basis provided by Nashua management.

Lincoln chose these companies based on a review of publicly traded companies that possessed general business, operating and financial characteristics representative of companies in the label, commercial printing, and paper converting industries.  Lincoln noted that none of the companies reviewed is identical to Nashua or the industry in which Nashua operates and that, accordingly, the analysis of such companies necessarily involves complex considerations and judgments concerning differences in the business, operating and financial characteristics of each company and other factors that affect the public market values of such companies.  Although none of the selected companies is directly comparable to Nashua, the companies included were chosen because they are publicly traded companies with operations that for purposes of analysis may be considered similar to certain operations of Nashua. Lincoln determined that the public companies included in its selected publicly traded companies analysis could be considered similar to certain operations of Nashua despite the greater revenues and EBITDA of these companies as compared to Nashua because Nashua is not directly comparable to any public company due to its size and business segments.  A majority of Nashua’s competitors and most comparable companies are either smaller in size, privately owned and/or are divisions of larger public companies, and information about such companies was not always available.  As a result, Lincoln used its experience and judgment to select public companies that were similar to Nashua from the information available.

For each company, Lincoln calculated the “market capitalization” (defined as the closing market price per share multiplied by the company’s common stock outstanding).  In addition, Lincoln calculated the “enterprise value” (defined as the market capitalization plus the book value of each company’s total debt, preferred stock and minority interests, less cash, cash equivalents and marketable securities).  Lincoln calculated the multiples of each company’s: enterprise value to its last twelve months (which we refer to as LTM) earnings before interest, taxes, depreciation and amortization (which we refer to as EBITDA); enterprise value to its 3-year average EBITDA; enterprise value to 2009 expected EBITDA; and price per share to book value per share.  Lincoln also analyzed operating statistics including: LTM revenue, LTM earnings before interest and taxes (which we refer to as EBIT) and LTM EBITDA; 3-year compound annual growth rate for revenue and EBITDA; LTM gross margin; and LTM EBITDA margin.

Nashua Financial Performance
LTM EBITDA	$7.0 million
2009 expected EBITDA	$8.2 million
3-year average EBITDA	$8.5 million

Lincoln then compared the multiples implied in the merger with the corresponding trading multiples for the selected companies.  Stock market and historical financial information for the selected companies was based on publicly available information as of May 5, 2009, and projected financial information was based on publicly available research reports as of such date.

The results of the selected public companies analysis is summarized as follows:

	Selected Companies Range	The Merger	Nashua Trading Multiples
Enterprise value / LTM EBITDA	3.4x – 7.2x	6.0x	3.0x
Enterprise value / 2009 expected EBITDA	3.5x – 8.5x	5.4x	2.7x
Enterprise value / 3-year average EBITDA	3.8x – 6.8x	5.2x	2.6x
Share price / Book value	0.9x – 4.0x	0.6x	0.3x

In addition, Lincoln compared the multiples implied in the merger, taking into account the net of tax expense and deferred tax balance sheet liability associated with the defined benefit and other postretirement plans of Nashua, with the corresponding trading multiples for the selected companies, which resulted as follows:

	Selected Companies Range	The Merger	Nashua Trading Multiples
Enterprise value / LTM EBITDA	3.4x – 7.2x	7.8x	5.4x
Enterprise value / 2009 expected EBITDA	3.5x – 8.5x	7.1x	4.9x
Enterprise value / 3-year average EBITDA	3.8x – 6.8x	6.9x	4.8x
Share price / Book value	0.9x – 4.0x	1.8x	0.8x

Selected Transactions Analysis.  Lincoln reviewed certain publicly available financial information concerning completed or pending acquisition transactions that Lincoln deemed relevant.  The group of selected acquisition transactions is listed below.

					Enterprise Value / LTM	Price
Date	Target Company	Acquiring Company	Revenue	EBITDA	EBITDA	Book Value
Jan-09	Papierfabrik Scheufelen GmbH + Co. KG	Powerflute Oyj (AIM:POWR)	$ 320	$ 4	6.5x	n/a
Aug-08	Carmel Container Systems Ltd.	Hadera Paper Ltd.	140	10	6.7x	n/a
Jul-08	Premier Boxboard Limited, LLC	Temple-Inland, Inc.	129	23	6.5x	n/a
Jun-08	Integrity Print Limited	MBO	40	n/a	n/a	n/a
Apr-08	Papyrus AB	Altor Equity Partners	3,083	n/a	n/a	n/a
Apr-08	Clear Image Labels Pty Ltd.	CCL Industries Inc. (TSX:CCL.B)	21	6	6.1x	n/a
Mar-08	Rex Corporation	Cenveo Inc. (NYSE:CVO)	40	-	n/a	n/a
Feb-08	Collotype Labels International Pty Ltd.	Multi-Color Corp. (NasdaqGS:LABL)	130	n/a	n/a	n/a
Jan-08	CD-Design GmbH	CCL Industries Inc. (TSX:CCL.B)	26	3	5.6x	n/a
Nov-07	Metallised Products Limited	PH Glatfelter Co. (NYSE:GLT)	53	n/a	n/a	n/a
Nov-07	Advance Agro Public Co. Ltd. (SET:AA)	Yothin Damnerncharnwanit	804	123	8.8x	1.4x
Oct-07	M-real Zanders GmbH	ArjoWiggins SAS	203	n/a	n/a	n/a
Sep-07	Stora Enso North America Corp.	Newpage Holding Corporation	2,030	309	8.2x	0.8x
Aug-07	Commercial Envelope Manufacturing Co., Inc.	Cenveo Inc. (NYSE:CVO)	161	22	n/a	n/a
Jul-07	ColorGraphics, Inc.	Cenveo Inc. (NYSE:CVO)	n/a	n/a	n/a	n/a
Jun-07	Blue Ridge Paper Products Inc.	Rank Group Investments Limited	586	42	8.1x	1.1x
Mar-07	Cadmus Communications Corp.	Cenveo Inc. (NYSE:CVO)	451	35	12.3x	3.8x
Feb-07	Fox River Paper Company LLC	Neenah Paper, Inc. (NYSE:NP)	84	n/a	n/a	n/a
Sep-06	Pimaco Company	Societe Bic	20	n/a	n/a	n/a
Aug-06	International Paper Do Brasil Ltda., Brazilian Coated Paper Business	Stora Enso Corp.	230	n/a	n/a	n/a
Aug-06	Block Graphics, Inc.	Ennis Inc. (NYSE:EBF)	35	n/a	n/a	n/a
Jul-06	Rx Technology Corporation	Cenveo Inc. (NYSE:CVO)	40	n/a	n/a	n/a
Jun-06	Outlook Group Corp.	Milestone Partners	85	8	6.8x	1.3x
Jun-06	Packaging Dynamics Corp.	Thilmany, LLC	361	32	8.5x	2.6x
Jun-06	Verso Paper Holdings, LLC	Apollo Management, L.P.	1,600	200	7.0x	1.0x
May-06	Altivity Packaging, LLC	Texas Pacific Group	n/a	140	7.4x	n/a

Source: Capital IQ, public filings and press releases.
Note: No selected transaction is directly comparable to the merger, and no adjustment was made to the enterprise values of the above selected transactions for underfunded balance sheet pension liabilities.

      Lincoln chose these acquisition transactions based on a review of completed and pending transactions involving target companies that possessed general business, operating and financial characteristics representative of companies in the label, commercial printing, and paper converting industries that Lincoln deemed relevant.  In searching for transactions to be included in the selected transactions analysis for Nashua, Lincoln looked for target companies that operated in the office services and supplies, paper conversion, and label manufacturing industries over the last four fiscal years.  Lincoln noted that none of the acquisition transactions or subject target companies reviewed is identical to the merger, Nashua, or the industry in which Nashua operates and that, accordingly, the analysis of such acquisition transactions necessarily involves complex considerations and judgments concerning differences in the business, operating and financial characteristics of each subject target company and each acquisition transaction and other factors, such as contemporaneous market conditions, that affect the values implied in such acquisition transactions.

For each transaction, Lincoln analyzed the LTM revenue and LTM EBITDA and calculated the enterprise value.  Lincoln also calculated the multiples of each target company’s enterprise value to its LTM EBITDA and the implied share price to book value.  Lincoln then compared the multiples implied in the merger with the corresponding multiples for the selected transactions.  Stock market and historical financial information for the selected transactions was based on publicly available information as of May 5, 2009.  The results of the selected transactions analysis is summarized as follows:

Selected Transactions
	Total Range	Range for transactions occurring after 1/1/2008	Median	The Merger
Enterprise value / LTM EBITDA	5.6x – 12.3x	5.6x – 6.7x	7.2x	6.0x
Share price / Book value	0.8x – 5.3x	n/a	1.4x	0.6x

In addition, Lincoln compared the multiples implied in the merger, taking into account the net of tax expense and deferred tax balance sheet liability associated with the defined benefit and other postretirement plans of Nashua, with the corresponding trading multiples for the selected transactions, which resulted as follows:

Selected Transactions
	Total Range	Range for transactions occurring after 1/1/2008	Median	The Merger
Enterprise value / LTM EBITDA	5.6x – 12.3x	5.6x – 6.7x	7.2x	7.8x
Share price / Book value	0.8x – 5.3x	n/a	1.4x	1.8x

Discounted Cash Flow Analysis.  Lincoln performed a discounted cash flow analysis utilizing Nashua’s projected free cash flows (defined as net income excluding after-tax net interest income and expense, plus depreciation and amortization, less capital expenditures and increases in net working capital, plus adjustments associated with the liabilities under the defined benefit and other postretirement plans of Nashua) from 2009 to 2013, as provided by Nashua’s senior management.  In such analyses, Lincoln calculated the present values of the free cash flows from 2009 to 2013 by discounting such amounts at rates ranging from 12% to 14%.  Lincoln arrived at a discount rate range of 12% to 14% for Nashua by analyzing the weighted average cost of capital for the capital structures of the companies in the selected publicly traded comparable companies analysis.  Nashua did not provide such discount rates to Lincoln.  Lincoln calculated the present values of the free cash flows beyond 2013 by calculating terminal values assuming growth rates ranging from 1.5% to 3.5% and discounting the resulting terminal values at rates ranging from 12% to 14%.  Lincoln arrived at a growth rate range of 1.5% to 3.5% for Nashua based on Nashua’s historical revenue trends.  The projected free cash flows used in the discounted cash flow analysis for Nashua were $7.4 million for 2009, $6.0 million for 2010, $5.8 million for 2011, $5.4 million for 2012, and $4.3 million for 2013.  The summation of the present values of the free cash flows and the present values of the terminal values produced total enterprise values ranging from $22.8 million to $34.3 million. After deducting Nashua’s net debt, this analysis resulted in a range of implied total equity value per share of $3.11 to $5.16.

Cenveo Analysis

Historical Stock Trading Analysis. Lincoln reviewed the indexed historical daily closing prices for the Cenveo common stock compared to Nashua, to the other selected companies described under “Selected Publicly Traded Company Analysis” below and to the S&P 500 Index for the one-year and three-year periods ended May 5, 2009.  The historical stock trading analysis was analyzed relative to the terms of the merger as background to determine the fairness of the transaction. Lincoln compared the historical stock trading of Nashua and Cenveo to the terms of the merger to evaluate the implied premium of the merger consideration to Nashua’s stock price as one of the many factors Lincoln considered to determine the fairness of the transaction. The results of the historical stock trading analysis are summarized as follows:

140 %
120 %
100 %
80 %
60 %
40 %
20 %
0 %
May-08
Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Mar-09
Apr-09
May-09
-36%
-52%
-58%
-70%
Cenveo
Nashua
Selected Public Companies Index
S&P 500 Index

160 %
140 %
120 %
100 %
80 %
60 %
40 %
20 %
0 %
May-06
Aug-06
Nov-06
Feb-07
May-07
Aug-07
Nov-07
Feb-08
May-08
Aug-08
Nov-08
Feb-09
-32%
-59%
-61%
-73%
Cenveo
Nashua
Selected Public Companies Index
S&P 500 Index

Source: Capital IQ

Note: No selected company is directly comparable to Cenveo

Over the one year period ended May 5, 2009, Nashua’s stock price, Cenveo’s stock price, an index of the stock prices of the selected public companies and the S&P 500 stock index declined by 70%, 52%, 58% and 36%, respectively.  Over the three year period ended May 5, 2009, Nashua’s stock price, Cenveo’s stock price, an index of the stock prices of the selected public companies and the S&P 500 stock index declined by 59%, 73%, 61% and 32%, respectively.

The S&P 500 Index was chosen as a comparison for the historical stock trading analysis as the S&P 500 Index provides a good proxy of overall market performance. The majority of the NasdaqGM Index, in which Nashua is listed, is comprised mostly of financial and technology companies (which are dissimilar to Nashua and Cenveo).

Selected Publicly Traded Company Analysis.  Lincoln reviewed certain publicly available financial information and stock market information for certain publicly traded companies in the envelope, commercial printing, and paper converting industries that Lincoln deemed relevant.  The group of selected publicly traded companies reviewed, and revenue and EBITDA for each for its last twelve months as of the dates listed, are listed below.

Company Name	LTM as of(1)	LTM Revenue	LTM EBITDA
Bowne & Co. Inc.	12/31/08	$766.6	$26.5
Consolidated Graphics Inc.	12/31/08	1,185.5	154.3
Champion Industries Inc.	1/31/09	158.7	14.8
Deluxe Corp.	3/31/09	1,431.1	311.0
Multi-Color Corp.	12/31/08	280.4	36.0
R.R. Donnelley & Sons Company	12/31/08	11,581.6	1,761.3
Schawk Inc.	9/30/08	526.5	62.1
Standard Register Co.	3/29/09	758.5	45.2
Transcontinental Inc.	1/31/09	1,969.1	271.7
X-Rite, Incorporated	1/3/09	261.5	46.7
Cenveo Inc.(2)	3/28/09	1,976.4	255.9
(1)	LTM figures represent most updated publicly available information as of the date of delivery of the fairness opinion to the board of directors of Nashua.

(2)	Cenveo information not publicly available as of the date of delivery of the fairness opinion to Nashua’s board of directors. LTM EBITDA shown on an adjusted basis provided by Cenveo management.

Lincoln chose these companies based on a review of publicly traded companies that possessed general business, operating and financial characteristics representative of companies in the envelope, commercial printing, and paper converting industries.  Lincoln noted that none of the companies reviewed is identical to Cenveo or the industry in which Cenveo operates and that, accordingly, the analysis of such companies necessarily involves complex considerations and judgments concerning differences in the business, operating and financial characteristics of each company and other factors that affect the public market values of such companies.  Although none of the selected companies is directly comparable to Cenveo, the companies included were chosen because they are publicly traded companies with operations that for purposes of analysis may be considered similar to certain operations of Cenveo.

For each company, Lincoln calculated the market capitalization and enterprise value.  Lincoln calculated the multiples of each company’s: enterprise value to its LTM EBITDA; enterprise value to its 3-year average EBITDA; enterprise value to 2009 expected EBITDA; and price per share to 2009 expected earnings per share.  Lincoln also analyzed operating statistics including: LTM revenue, LTM EBIT and LTM EBITDA; 3-year compound annual growth rate for revenue and EBITDA; LTM gross margin; and LTM EBITDA margin.  Lincoln then compared Cenveo’s trading multiples with the corresponding trading multiples for the selected companies.  Stock market and historical financial information for the selected companies was based on publicly available information as of May 5, 2009, and projected financial information was based on publicly available research reports as of such date.  The results of the selected public companies analysis is summarized as follows:

	Selected Companies Range	Cenveo
Enterprise value / LTM EBITDA	3.5x – 9.0x	5.9x
Enterprise value / 2009 expected EBITDA	4.3x – 8.8x	6.1x
Enterprise value / 3-year average EBITDA	3.4x – 9.9x	6.5x
Share price / 2009 expected earnings per share	6.0x – 17.4x	9.1x

Discounted Cash Flow Analysis.  Lincoln performed a discounted cash flow analysis utilizing Cenveo’s projected free cash flows (defined as net income excluding after-tax net interest income and expense, plus depreciation and amortization, less capital expenditures and increases in net working capital, plus/minus changes in other operating and investing cash flows) from 2009 to 2013, as provided by Cenveo’s senior management.  In such analyses, Lincoln calculated the present values of the free cash flows from 2009 to 2013 by discounting such amounts at rates ranging from 9.5% to 11.5%.  Lincoln arrived at a discount rate range of 9.5% to 11.5% for Cenveo by analyzing the weighted average cost of capital for the capital structures of the companies in the selected publicly traded comparable companies analysis.  Cenveo did not provide such discount rate to Lincoln.  Lincoln calculated the present values of the free cash flows beyond 2013 by calculating terminal values assuming growth rates ranging from 2.5% to 3.5% and discounting the resulting terminal values at rates ranging from 9.5% to 11.5%.  Lincoln arrived at a growth rate range of 2.5% to 3.5% for Cenveo based on Cenveo’s historical revenue trends.  The projected free cash flows used in the discounted cash flow analysis for Cenveo were $191.1 million for 2009, $144.4 million for 2010, $143.1 million for 2011, $152.1 million for 2012, and $132.4 million for 2013.  Cenveo did not provide such projected free cash flows to Lincoln.  The summation of the present values of the free cash flows and the present values of the terminal values produced total enterprise values ranging from $1.4 billion to $2.0 billion. After deducting Cenveo’s net debt, this analysis resulted in a range of implied total equity value per share of $3.48 to $14.54.

The foregoing summary does not purport to be a complete description of the analyses performed by Lincoln or its presentations to Nashua’s board of directors. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description.  Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Lincoln’s opinion.  In arriving at its fairness determination, Lincoln considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it.  Rather, Lincoln made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses.  No company or transaction used in the above analyses as a comparison is directly comparable to Nashua or Cenveo or the transactions contemplated by the merger agreement.

Lincoln prepared these analyses for purposes of providing its opinion to Nashua’s board of directors as to the fairness from a financial point of view to Nashua’s holders of outstanding common stock of the consideration to be received by such holders in exchange for shares of Nashua’s common stock pursuant to the merger agreement.  These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold.  Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses.  Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of Nashua, Cenveo, Lincoln or any other person assumes responsibility if future results are materially different from those forecast.

The merger consideration was determined through arms’-length negotiations between Nashua and Cenveo and was approved by Nashua’s board of directors. Lincoln provided advice to Nashua during these negotiations.  Lincoln did not, however, recommend any specific amount or type of consideration to Nashua or its board of directors or that any specific amount or type of consideration constituted the only appropriate consideration for the merger.

As described above, Lincoln’s opinion to Nashua’s board of directors was one of many factors taken into consideration by Nashua’s board of directors in making its determination to approve the merger agreement.  The foregoing summary does not purport to be a complete description of the analyses performed by Lincoln in connection with the fairness opinion and is qualified in its entirety by reference to the written opinion of Lincoln attached as Annex C to this proxy statement/prospectus.

Lincoln and its affiliates provide a range of investment banking and financial services and, in that regard, Lincoln and its affiliates may in the future provide investment banking and other financial services to Nashua, Cenveo and their respective affiliates for which Lincoln and its affiliates would expect to receive compensation.  (However, Lincoln has not provided any such services to Cenveo or its affiliates.)  Lincoln has provided services to Nashua prior to the transactions contemplated by the merger agreement for which Lincoln has received compensation.

Pursuant to the terms of the engagement letter dated January 9, 2008 (and amended on March 19, 2009), Nashua has agreed to pay Lincoln a transaction fee of $250,000 plus 1.0% of the Sale Price of the transaction, as defined in the engagement letter, which will be payable upon completion of the merger. Sale Price generally means the aggregate consideration paid by Cenveo to the equity owners of Nashua, plus the value of Nashua’s debt, underfunded pension liability, and certain other liabilities outstanding immediately prior to the closing of the merger.  For the purpose of determining aggregate consideration paid by Cenveo, the value of Cenveo’s common stock will be determined by calculating the average closing price of Cenveo’s common stock for the ten trading days prior to the date on which the merger is completed.  The value of Nashua’s underfunded pension liability will be determined using a formula based upon the discounted present value of projected future minimum cash contributions on an after-tax basis, using projections determined by Nashua and their pension consultant.  The value of debt and other liabilities will be generally equal to book value.  The exact amount of the transaction fee will not be known until the date on which the merger is completed, but Nashua estimates that the fee will be approximately $850,000. There is no maximum fee that may be paid by Nashua. In addition, Nashua has agreed to reimburse Lincoln for its expenses, including attorneys’ fees and disbursements. Lincoln also received a non-contingent fee of $150,000 to render the fairness opinion to the board of directors of Nashua.

Board of Directors and Management of Surviving Corporation Following Completion of the Merger

Each member of the board of directors of Nashua will resign effective immediately prior to the effective time of the merger.  Upon completion of the merger, the current directors and officers of Merger Sub are expected to continue as directors or officers, as the case may be, of the surviving corporation.

Public Trading Markets

Cenveo common stock is listed on the NYSE under the symbol “CVO.” Nashua common stock is quoted on NASDAQ under the symbol “NSHA.” Upon completion of the merger, Nashua common stock will be delisted from NASDAQ and thereafter will be deregistered under the Exchange Act. The Cenveo common stock issuable in the merger will be listed on the NYSE.

No Appraisal Rights for Dissenting Shareholders

Section 13.02(a)(1) of the Massachusetts Business Corporation Act, which we refer to as the MBCA, generally provides that shareholders of a Massachusetts corporation are entitled to appraisal rights in the event of a merger.  However, an exception to the general rule in Section 13.02(a)(1) of the MBCA provides that shareholders of a Massachusetts corporation are not entitled to appraisal rights in a merger transaction in which the sole consideration they receive consists of a combination of cash and marketable securities so long as no director, officer or controlling shareholder of Nashua has a direct or indirect material financial interest in the merger other than in:

(i) his, her or its capacity as a shareholder of the corporation;

(ii) his, her or its capacity as a director, officer, employee or consultant of the merging corporation or the surviving corporation or an affiliate of the surviving corporation pursuant to bona fide arrangements with the merging corporation or the surviving corporation or any affiliate; or

(iii) any other capacity so long as the shareholder owns less than 5% of the voting securities of the corporation.

Nashua believes that this exception applies to the merger and that Nashua shareholders are not entitled to appraisal rights.  However, the MBCA took effect on July 1, 2004 and Section 13.02 of the MBCA has not yet been the subject of judicial interpretation.  Accordingly, it is possible that a court could conclude that this exception is not applicable in the present circumstances and that Nashua shareholders are entitled to appraisal rights under Massachusetts law.

If you believe you are entitled to appraisal rights under Massachusetts law, in order to exercise these rights you must: (i) deliver to Nashua, before the vote to approve the merger agreement is taken, written notice of your intent to demand payment for your shares if the merger is consummated; (ii) not vote your shares in favor of the proposal to approve the merger agreement; and (iii) comply with the other procedures specified in Part 13 of the MBCA. Because a submitted proxy not marked “against” or “abstain” will be voted FOR the approval of the merger agreement and FOR the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies, the submission of a proxy card not marked “against” or “abstain” will result in the waiver of appraisal rights, to the extent such rights are available. If you hold shares in the name of a broker, bank or other nominee and you want to attempt to assert appraisal rights, you must instruct your nominee to take the steps necessary to enable you to assert appraisal rights. If you or your nominee fails to follow all of the steps required by the statute, you will lose your right of appraisal (to the extent such right otherwise would be available).

Since Nashua does not believe that its shareholders are entitled to appraisal rights in the merger, Nashua will not deliver the appraisal notice and form called for by Section 13.22 of the MBCA.  Any shareholder who believes he, she or it is entitled to appraisal rights and who wishes to preserve those rights should carefully review Sections 13.01 through 13.31 of Part 13 of the MBCA, attached as Annex D to this proxy statement/prospectus which sets forth the procedures to be complied with in perfecting any such rights.  Failure to strictly comply with the procedures specified in Part 13 of the MBCA would result in the loss of any appraisal rights to which such shareholder may be entitled.  Please read Part 13 carefully, because exercising appraisal rights involves several procedural steps, and failure to follow appraisal procedures could result in the loss of such rights. Shareholders should consult with their advisors, including legal counsel, in connection with any demand for appraisal.  The foregoing discussion is not a complete statement of the law pertaining to appraisal rights under the MBCA and is qualified in its entirety by reference to Part 13 of the MBCA.

Regulatory Approvals Required for the Merger

Nashua and Cenveo have agreed to use their respective reasonable best efforts to obtain all regulatory approvals required to complete the merger and the other transactions contemplated by the merger agreement.  As of the date of this proxy statement/prospectus, we do not have any reason to believe that any regulatory approvals are required to complete the merger and the other transactions contemplated by the merger agreement.

Dividends

During the period beginning on May 6, 2009 and ending at the earlier of the effective time of the merger or the termination of the merger agreement, pursuant to the merger agreement, each of Cenveo and Nashua is prohibited from declaring, setting aside, paying or making any dividend or other distribution or payment (whether in cash, stock or other property) with respect to any shares of its respective capital stock or any other of its voting securities unless approved in advance by the other.  The payment, timing and amount of dividends with respect to Cenveo after the effective time of the merger is subject to the determination of Cenveo’s board of directors and may change at any time. Cenveo has not paid a dividend on its common stock since its incorporation and does not anticipate paying dividends in the foreseeable future as the instruments governing a significant portion of its debt obligations limit its ability to pay common stock dividends.  Nashua did not declare or pay a cash dividend on its common stock in 2008 or 2007 as its ability to pay dividends is restricted under the provisions of its credit agreement with Bank of America.

The payment, timing and amount of dividends by Cenveo following the effective time of the merger or the termination of the merger agreement and Nashua, in the event that the merger agreement is terminated, on their common stock in the future, are subject to the determination of each company’s respective board of directors and depend on cash requirements, contractual restrictions, financial condition and earnings, legal and regulatory considerations and other factors.

For further information, please see “Comparative Market Prices and Dividends” on page 74 and “Recent Developments” on page 11.

Interests of Nashua’s Directors and Executive Officers in the Merger

In considering the recommendation of Nashua’s board of directors that you vote to approve the agreement and plan of merger and the transactions contemplated thereby, you should be aware that some of Nashua’s directors and executive officers may have interests in the merger that are different from, or in addition to, those of Nashua’s shareholders generally and that create potential or actual conflicts of interest.  Together Nashua’s executive officers and directors hold approximately 24.9% of Nashua’s common stock outstanding as of the date of this proxy statement/prospectus (excluding options held by such directors and executive officers).  In addition, Nashua’s executive officers may become entitled to certain payments in the event that, following the consummation of the merger, such executive officer is terminated other than for “cause” or leaves his or her job for good reason (as described further below in “– Change of Control and Severance Agreements” on page 53).  The independent members of Nashua’s board of directors were aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement and the merger, and in recommending that Nashua’s shareholders approve the agreement and plan of merger and the transactions contemplated thereby.  These interests, as of July 27, 2009, are described below.

Share Ownership of Nashua’s Directors and Executive Officers

Nashua’s directors and executive officers hold the following shares of Nashua common stock:

	Unrestricted Shares	Shares Held in Nashua 401(k)	Total Shares Owned
Directors
Andrew Albert (1)	87,120	0	87,120
Scott Barnard	6,000	0	6,000
Clinton Coleman	0	0	0
Avrum Gray (2)	86,718	0	86,718
Michael Leatherman	100	0	100
Mark Schwarz (3)	803,239	0	803,239

Executive Officers
Thomas Brooker	66,542	8,214	74,756
John Patenaude	1,750	18,444	20,194
Thomas Kubis	0	11,193	11,193
William Todd McKeown	3,500	8,598	12,098
Michael Travis (4)	200	5	205
Donald Granholm	6,000	3,138	9,138
Margaret Callan	0	2,092	2,092

(1)	Includes 200 shares held by Mr. Albert’s mother for which Mr. Albert has voting power.

(2)
Includes 14,000 shares held by GF Limited Partnership in which Mr. Gray is a general partner and 10,967 shares held by AVG Limited Partnership in which Mr. Gray is a general partner.  Mr. Gray disclaims beneficial ownership of these shares.  Also includes 53,749 shares held by JYG Limited Partnership in which Mr. Gray’s spouse is a general partner.  Mr. Gray disclaims beneficial ownership of these shares.

(3)
Includes shares Mr. Schwarz is deemed to beneficially own as a result of his employment with Newcastle Partners.  Please see footnote 3 to the table included in “Security Ownership of Certain Beneficial Owners and Nashua’s Executive Officers and Directors” on page 100.

(4)	Includes 200 shares held by Mr. Travis as custodian for his children.

Equity Awards Held by Nashua Directors and Executive Officers

Nashua’s directors and executive officers hold the following equity awards.

	Restricted Stock	Stock Options / Exercise Price (1)		Director Restricted Stock Units (2)
Directors
Andrew Albert	0	0	0	8,095
Scott Barnard	0	10,000	$9.61	8,095
Clinton Coleman	0	0	0	0
Avrum Gray	0	5,000 5,000 2,700	$6.25 $5.85 $6.70	8,095
Michael Leatherman	0	0	0	8,095
Mark Schwarz	0	5,000 2,700	$5.85 $6.70	8,095

Executive Officers
Thomas Brooker	66,144 (4)(5)(6)	0	0	-
John Patenaude	40,000 (4)(5)	25,000 15,000 15,000 10,000	$6.625 $4.01 $5.70 $4.01	-
Thomas Kubis	40,000 (3)(4)(5)	0	0	-
WilliamTodd McKeown	55,000 (3)(4)(5)	0	0	-
Michael Travis	35,000 (3)(4)(5)	0	0	-
Donald Granholm	25,000 (3)(4)(5)	0	0	-
Margaret Callan	15,000 (4)(5)	2,000 500	$6.04 $8.0625	-

(1)	All stock options held by Nashua directors and executive officers are fully vested and currently exercisable.
(2)	All restricted stock units held by Nashua directors are fully vested. Restricted stock units were only granted to Nashua directors.
(3)
Includes the following amounts of shares of restricted stock which will vest upon achievement of certain target average closing prices of Nashua’s common stock over the 40-consecutive trading day period which ends on the third anniversary of the date of grant.

Name	Number of Restricted Shares	Date of Grant
Donald Granholm	5,000	October 3, 2006
Thomas Kubis	15,000	September 1, 2006
WilliamTodd McKeown	15,000	September 1, 2006
Michael Travis	10,000	October 3, 2006

The terms of the restricted stock grant provide that 33% of such shares shall vest if the 40-day average closing price is at least $13.00 but less than $14.00, 66% of such shares shall vest if the 40-day average closing price is at least $14.00 but less than $15.00, and 100% of such shares shall vest if the 40-day average closing price is $15.00 or greater.  Shares of restricted stock are forfeited if the target average prices of Nashua common stock are not met.  The restricted shares vest upon a change in control if Nashua’s share price at the date of a change in control equals or exceeds $13.00.

(4)
Includes the following amounts of shares of restricted stock which will vest upon achievement of certain target average closing prices of Nashua’s common stock over the 40-consecutive trading day period which ends on the third anniversary of the date of grant.

Name	Number of Restricted Shares	Date of Grant
Thomas Brooker	40,000	August 1, 2007
Margaret Callan	5,000	August 1, 2007
Donald Granholm	10,000	August 1, 2007
Thomas Kubis	15,000	August 1, 2007
William Todd McKeown	25,000	August 1, 2007
John Patenaude	25,000	August 1, 2007
Michael Travis	15,000	August 1, 2007

The terms of the restricted stock grant provide that 33% of such shares shall vest if the 40-day average closing price is at least $11.00 but less than $12.00, 66% of such shares shall vest if the 40-day average closing price is at least $12.00 but less than $13.00, and 100% of such shares shall vest if the 40-day average closing price is $13.00 or greater.  Shares of restricted stock are forfeited if the target average prices of Nashua common stock are not met.  The restricted shares vest upon a change in control if Nashua’s share price at the date of a change in control equals or exceeds $11.00. In accordance with Nashua’s stock ownership guidelines, in order to retain the award, the participants are required to acquire Nashua’s shares equal to 20% of their award within one year of the grant date, unless extended by Nashua’s Board of Directors.

(5)
Includes the following amounts of shares of restricted stock which will vest upon achievement of certain target average closing prices of Nashua’s common stock over the 40-consecutive trading day period which ends on the third anniversary of the date of grant.

Name	Number of Restricted Shares	Date of Grant
Thomas Brooker	25,000	April 28, 2008
Margaret Callan	10,000	April 28, 2008
Donald Granholm	10,000	April 28, 2008
Thomas Kubis	10,000	April 28, 2008
William Todd McKeown	15,000	April 28, 2008
John Patenaude	15,000	April 28, 2008
Michael Travis	10,000	April 28, 2008

The terms of the restricted stock grant provide that 33% of such shares shall vest if the 40-day average closing price is at least $13.00 but less than $14.00, 66% of such shares shall vest if the 40-day average closing price is at least $14.00 but less than $15.00, and 100% of such shares shall vest if the 40-day average closing price is $15.00 or greater.  Shares of restricted stock are forfeited if the target average prices of Nashua common stock are not met.  The restricted shares vest upon a change in control if Nashua’s share price at the date of a change in control equals or exceeds $13.00. In accordance with Nashua’s stock ownership guidelines, in order to retain the award, the participants are required to acquire Nashua’s shares equal to 10% of their award within one year of the grant date, unless extended by Nashua’s Board of Directors.

(6)	Includes 1,144 shares of restricted stock granted to Mr. Brooker on March 2, 2007. The shares will vest on March 2, 2010 or upon a change in control.

Merger Consideration

Nashua’s executive officers and directors will receive the same merger consideration per share as other Nashua stockholders for each share of Nashua common stock that they hold. See above in this section on page 49 and “Security Ownership of Certain Beneficial Owners and Nashua’s Executive Officers and Directors” commencing on page 100 for additional information about the shares of Nashua common stock held by Nashua directors and executive officers.

Impact on Equity Awards

The merger agreement does not provide for accelerated vesting of restricted shares, restricted stock units, or options to acquire shares of Nashua common stock and none of the restricted shares or options held by any Nashua executive officer or director will vest as a result of the consummation of the merger, except for 1,144 shares of restricted stock granted to Mr. Brooker pursuant to his restricted stock agreement granted under Nashua’s 1999 Shareholder Value Plan.  See above in this section on page 50 and “Security Ownership of Certain Beneficial Owners and Nashua’s Executive

Officers and Directors” commencing on page 100 for additional information about the options, restricted shares and restricted stock units held by Nashua directors and executive officers.

Each Nashua restricted share will be converted into the right to receive $0.75 in cash and a number of share(s) of Cenveo common stock determined by applying the same formula that applies to shares of Nashua common stock generally, as described below under “Terms of the Merger” beginning on page 50. After the closing of the merger, such Nashua restricted shares, and hence the shareholder’s right to receive the merger consideration in exchange for such shares, will remain subject to the same terms and conditions as are contained in the Nashua equity plan pursuant to which they were granted, except with respect to the equitable adjustment of the target Nashua share price thresholds contained in the vesting conditions of such shares described below.

The vesting of all outstanding Nashua restricted shares granted to Nashua executive officers (excluding the 1,144 restricted shares granted to Mr. Brooker pursuant to Nashua’s 1999 Shareholder Value Plan, which are subject to time-based vesting) is contingent upon Nashua’s share price reaching specified price targets prior to the third anniversary of the date on which such restricted shares were granted.  For example, as noted in “Equity Awards held by Nashua Directors and Executive Officers” on page 50 and in footnote 12 in “Security Ownership of Certain Beneficial Owners and Nashua’s Executive Officers and Directors” on page 100, restricted shares granted to Mr. Brooker, Ms. Callan, Mr. Granholm, Mr. Kubis, Mr. McKeown, Mr. Patenaude and Mr. Travis on August 1, 2007 provide for vesting in the following amounts if the average closing price of Nashua’s common stock over the 40 trading days prior to and ending on the third anniversary of the date such shares were granted (August 1, 2010) is as follows: (i) 33% of such shares if the average closing price is at least $11.00 but less than $12.00; (ii) 66% of such shares if the average closing price is at least $12.00 but less than $13.00; and (iii) 100% of such shares if the average closing price exceeds $13.00.  As a result of the merger, the price targets applicable to such restricted shares will be equitably adjusted to account for the merger consideration and the fact that Nashua’s common stock will no longer be publicly traded.  For example, at the effective time of the merger, a price target of $13.00 before the merger will be adjusted by multiplying (i) the quotient of $13.00 divided by the per share merger consideration, as determined in accordance with the merger agreement (see “The Agreement and Plan of Merger – Terms of the Merger” on page 54) by (ii) the volume-weighted average price per share of Cenveo common stock on the 15 trading days Cenveo and Nashua shall select by lot out of the 30 trading days ending on and including the second trading day immediately prior to the closing date of the merger.   Please see Exhibit B to the Merger Agreement on page A-57 for a detailed description of the adjustments to be made to the target Nashua share price thresholds.

Each option to purchase shares of Nashua common stock will be converted into an option to purchase a number of shares of Cenveo common stock equal to the product (rounded down to the nearest whole share) of (x) the number of shares of Nashua common stock subject to the Nashua option immediately prior to the merger and (y) the number obtained by dividing $6.130 by the volume-weighted average price per share of Cenveo common stock on 15 days selected by lot out of the 30 trading days ending on and including the second trading day immediately prior to the closing date of the merger, provided that (i) if the 15-day price is less than or equal to $3.750, this clause (y) shall equal 1.635; and (ii) if the 15-day price equals or exceeds $5.250, this clause (y) shall equal 1.168.  The per-share exercise price of the resulting option will be determined by (a) subtracting $0.75 from the exercise price per share of Nashua common stock at which the option was exercisable immediately prior to the merger, (b) dividing that difference by the value in clause (y) of the preceding sentence, and (c) rounding the result up to the nearest whole cent.

All restricted stock units held by Nashua directors are fully vested and will be settled for the merger consideration at the effective time in the same manner as Nashua common shares, as described above under “Terms of the Merger.”

Certain Executive Officers May be Employed by Cenveo Following the Merger

Following the merger, any or all of Nashua’s employees may continue to be employed by the surviving corporation.  However, no employment terms were negotiated in advance of the signing of the merger agreement, no employment terms have been proposed to any Nashua employees by Cenveo and the completion of the merger is not conditioned on any such arrangements.

Change of Control and Severance Agreements.

Nashua has entered into substantially similar change of control agreements with each of the following executive officers of Nashua: Messrs. Thomas Brooker, Donald Granholm, Thomas Kubis, William Todd McKeown, John Patenaude and Michael Travis.  Pursuant to each such executive’s agreement, upon a change of control of Nashua, such as the merger, Nashua, or its successor by merger, such as the surviving corporation,  will continue to employ the executive and the executive agrees to remain employed by Nashua, or its successor by merger, such as the surviving corporation, for a period of one year following the effective time of such change of control, which we refer to as the employment continuation period.  If the executive officer is terminated other than for “cause” or “disability” (in each case, as defined in the change of control agreement) or if the executive officer terminates his employment for “good reason” (as defined in his change of control agreement) during the employment continuation period he will be entitled to:

(i)    a lump sum cash payment equal to one times (two times in the case of Mr. Brooker and one-and-a-half times in the case of Mr. Patenaude) the sum of his annual base salary and his annual bonus for the most recently completed fiscal year plus all accrued but unpaid base salary, vacation pay and previously deferred compensation; and

(ii)   for the remainder of the employment continuation period, continued health and welfare benefits for him and his family at least equal to those which would have been provided to them under the plans and programs in place at the time he was terminated.

If such executive officer is terminated at any time prior to the effective time of the merger or after the employment continuation period for a reason other than misconduct, then the executive shall continue to receive his salary and health and dental benefits for a period of one year following the date of such termination.

The agreements further provide that if any amounts payable to the employee (whether under the change of control agreement or otherwise) subject the executive to additional tax as “parachute payments,” those amounts will be reduced to the extent necessary so that the tax does not apply, unless the executive would retain at least $25,000 more on an after-tax basis if he received the unreduced parachute payments and paid the 20% excise tax on those payments.

Ms. Margaret Callan, an executive officer of Nashua, is party to a letter agreement that similarly provides her with 12 months of salary continuation and 12 months of continued medical and dental benefits at active employee rates upon her involuntary termination at any time by Nashua other than for misconduct.

Assuming that the merger is consummated in the third quarter of 2009, and the executive officer is terminated without cause or leaves for good reason immediately thereafter, the value of the benefits (including cash severance payments, payment of accrued vacation and the estimated value of medical, dental and life insurance, and, in the case of Mr. Brooker, the value of 1,144 shares of restricted Nashua common stock that will vest as a result of the merger) that could be paid to each of the executive officers, subject to limitations that apply to parachute payments as discussed above, pursuant to his change of control agreement is approximately $871,635 for Mr. Brooker, $241,308 for Mr. Granholm, $210,630 for Mr. Kubis, $283,914 for Mr. McKeown, $372,097 for Mr. Patenaude, and $223,573 for Mr. Travis. Ms. Callan would receive $178,454 pursuant to her letter agreement if involuntarily terminated by Nashua other than for misconduct during that period.

Restrictive Covenant Agreements.  In addition, each of Messrs. Brooker, Granholm, Kubis, McKeown and Patenaude are party to a confidentiality, non-competition, return of property and developments agreement with Nashua.  Each such agreement among other things prohibits the executive officer (i) during the term of his employment and for one year thereafter, from competing with Nashua, and (ii) during the term of his employment and for two years thereafter, from recruiting or hiring Nashua employees or soliciting Nashua employees to leave their employment or work elsewhere, and from soliciting Nashua customers or prospective customers.  Such agreements also require the executive officer to maintain in perpetuity the confidentiality of any confidential information obtained during the course of his employment.

Interests of Cenveo’s Directors and Executive Officers in the Matters to be Voted On

No director or executive officer of Cenveo who has been a director or executive officer of Cenveo at any time since January 1, 2008, nor any of their affiliates, have any financial interests in the matters to be voted on (other than interests arising by virtue of the fact that they are officers, directors or shareholders of Cenveo).

Indemnification and Insurance

The merger agreement requires (i) the surviving corporation to cause all rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the completion of the merger, to the extent provided under any indemnification agreement or the respective certificates or articles of organization or bylaws (or comparable organizational documents) of Nashua or any of its subsidiaries in effect on the date of the merger agreement in favor of any current and former officers, directors and employees of Nashua or any of its subsidiaries and any person prior to the merger serving at the request of any such party as a director, officer, employee, fiduciary or agent of another corporation, partnership, trust or other enterprise, to survive the merger and continue in full force and effect for a period of six years from the completion of the merger and (ii) Cenveo to guarantee the payment and performance by the surviving corporation of the indemnification and exculpation obligations set forth in clause (i) above. The merger agreement also provides that, for a period of six years after completion of the merger, Cenveo shall provide, or shall cause the surviving corporation to provide, directors’ and officers’ liability insurance to reimburse current and former directors, officers and employees with respect to claims arising at or prior to the completion of the merger. The insurance will contain coverage that is on terms no less than the current coverage provided by Nashua, except that Cenveo is not required to incur annual premium expense greater than 200% of Nashua’s current annual directors’ and officers’ liability insurance premium. In lieu of the insurance described in the  preceding sentences, Cenveo may, at its option, purchase prepaid or “tail” directors’ and officers’ liability insurance coverage not materially less favorable than the coverage described in the preceding sentences.

THE AGREEMENT AND PLAN OF MERGER

The following describes certain aspects of the merger, including certain material provisions of the merger agreement. The following description of the merger agreement is subject to, and qualified in its entirety by reference to, the merger agreement, which is attached to this proxy statement/prospectus as Annex A and is incorporated by reference into this proxy statement/prospectus. We urge you to read the merger agreement carefully and in its entirety, as it is the legal document governing this merger.

Terms of the Merger

Each of Cenveo’s board of directors and Nashua’s board of directors has declared advisable the merger agreement, which provides for the merger of Nashua with Merger Sub, with either Nashua or Merger Sub being the surviving corporation in the merger and either becoming or remaining a wholly-owned subsidiary of Cenveo. Each share of Nashua common stock, par value $1.00 per share, issued and outstanding immediately prior to the completion of the merger, will be converted into the right to receive (x) an amount in cash equal to $0.75 per share, without interest, and (y) a number of shares of Cenveo common stock equal to $6.130 divided by the volume-weighted average price per share of Cenveo common stock on the 15 trading days Cenveo and Nashua shall select by lot out of the 30 trading days ending on and including the second trading day immediately prior to the closing date of the merger, which we refer to herein as the exchange ratio.  However, in the event that such average is equal to or less than $3.750, then Nashua’s shareholders will receive 1.635 shares of Cenveo common stock per share of Nashua stock, and in the event that such average is equal to or greater than $5.25, then Nashua’s shareholders will receive 1.168 shares of Cenveo common stock per share of Nashua stock. If the number of shares of common stock of Cenveo changes before the merger is completed because of a reclassification, recapitalization, stock split, split-up, combination or exchange of shares, stock dividend, or other similar change in capitalization, then a proportionate adjustment will be made to the merger consideration and the exchange ratio.

Cenveo will not issue any fractional shares of Cenveo common stock in the merger. Nashua shareholders who would otherwise be entitled to a fractional share of Cenveo common stock will instead receive an amount in cash, rounded to the nearest cent and without interest, equal to (i) the fraction of a share to which such holder would otherwise have been entitled multiplied by (ii) the volume-weighted average price per share of Cenveo common stock on the 15 trading days Cenveo and Nashua shall select by lot out of the 30 trading days ending on and including the second trading day immediately prior to the closing date of the merger.

The articles of organization of Merger Sub, as in effect immediately prior to the completion of the merger, will be the articles of incorporation of the surviving corporation (except that the name of the surviving corporation will be Nashua Corporation), and the bylaws of Merger Sub, as in effect immediately prior to the completion of the merger, will be the bylaws of the surviving corporation (except that the name of the surviving corporation will be Nashua Corporation).

Closing and Effective Time of the Merger

The merger will be completed only if all conditions to the merger discussed in this proxy statement/prospectus and set forth in the merger agreement are either satisfied or waived. See “Conditions to Complete the Merger” below.

The merger will be complete and will become effective when articles of merger are filed with the Secretary of the Commonwealth of Massachusetts and we will refer to such time as the effective time of the merger. However, we may agree to a later time for completion of the merger and specify that time in accordance with Massachusetts law. In the merger agreement, we have agreed to cause the completion of the merger to occur as promptly as practicable after the satisfaction or waiver of the last of the conditions specified in the merger agreement, or on another mutually agreed date. It currently is anticipated that the completion of the merger will occur in the third quarter of 2009, but we cannot guarantee when or if the merger will be completed.

Treatment of Nashua Stock Options, Restricted Stock and Restricted Share Units

Under the terms of the merger agreement, upon completion of the merger, the outstanding and unexercised stock options to acquire Nashua common stock will be converted into stock options to acquire Cenveo common stock adjusted to reflect the exchange ratio applicable to Nashua common stock generally as follows:

•
Each option to purchase shares of Nashua common stock will be converted into an option to purchase a number of shares of Cenveo common stock equal to the product (rounded down to the nearest whole share) of (x) the number of shares of Nashua common stock subject to the Nashua option immediately prior to the merger and (y) the number obtained by dividing $6.130 by the volume-weighted average price per share of Cenveo common stock on 15 days selected by lot out of the 30 trading days ending on and including the second trading day immediately prior to the closing date of the merger, provided that (i) if the 15-day price is less than or equal to $3.750, this clause (y) shall equal 1.635; and (ii) if the 15-day price equals or exceeds $5.250, this clause (y) shall equal 1.168.

•
The per-share exercise price of the resulting Cenveo option will be determined by (a) subtracting $0.75 from the exercise price per share of Nashua common stock at which the option was exercisable immediately prior to the merger, (b) dividing that difference by the number in clause (y) of the preceding bullet point, and (c) rounding the result up to the nearest whole cent.

With respect to Nashua restricted shares, under the terms of the merger agreement, immediately prior to the completion of the merger, each outstanding Nashua restricted share will be converted into the right to receive $0.75 in cash and a number of share(s) of Cenveo common stock determined by applying the same formula that applies to shares of Nashua common stock generally as described in “Terms of the Merger,” above.  The Nashua restricted shares will continue to be subject to the same terms and conditions as in the applicable Nashua equity plan, and the restrictions on the cash payments and covered Cenveo shares will lapse when and as the performance targets applicable to the restricted shares, as adjusted in accordance with the merger agreement, are attained.  The performance targets applicable to the restricted shares will be equitably adjusted in the merger in accordance with Exhibit B to the merger agreement.

Nashua restricted stock units, which are held only by Nashua directors, will be settled for shares of Cenveo common stock and cash at closing in the same manner that applies to shares of Nashua common stock generally.

Conversion of Shares; Exchange of Certificates

The conversion of Nashua common stock into the right to receive the merger consideration will occur automatically at the effective time of the merger. As promptly as practicable, but in no event later than three business days, after the completion of the merger, an exchange agent will exchange certificates representing shares of Nashua stock for the merger consideration, without interest, to be received by holders of Nashua stock in the merger pursuant to the terms of the merger agreement. At or prior to the completion of the merger, Cenveo will appoint an exchange agent to exchange certificates for the merger consideration and perform other duties as explained in the merger agreement.

If any Cenveo shares are to be issued, or cash payments made, to a person or entity other than the person or entity in whose name the Nashua stock certificates surrendered in exchange for the merger consideration are registered, then the person or entity requesting the exchange must pay any transfer or other taxes required by reason of the issuance of the new Cenveo shares or the payment of the cash to a person or entity other than that of the registered holder of the Nashua stock certificate surrendered, or must establish to the satisfaction of Cenveo or the exchange agent that any such taxes have been paid or are not applicable.

Representations and Warranties

In the merger agreement, Cenveo, Merger Sub and Nashua each made representations and warranties relating to, among other things:

•	corporate organization and existence;

•	corporate power and authority to enter into and perform obligations under the merger agreement, and the enforceability of, the merger agreement;

•	required regulatory filings and consents and approvals of governmental entities; and

•
the accuracy of certain documents filed with the SEC since December 31, 2005, disclosure controls and procedures and internal control over financial reporting, and the fair presentation of each of their consolidated financial positions by their financial statements;

•	the absence of certain material adverse changes or events since December 31, 2008;

•	the absence of conflicts with or defaults under organizational documents, debt instruments, other contracts and applicable laws and judgments;

•	the absence of material litigation; and

•	the absence of use of brokers or finders in connection with the merger.

In the merger agreement, Cenveo and Merger Sub also made representations and warranties relating to Cenveo’s ownership of Merger Sub’s common stock, that Merger Sub had no prior business activities, that Cenveo and Merger Sub would have access to cash on hand sufficient to enable them to complete the merger and pay all associated fees, costs and expenses and that neither Cenveo nor Merger Sub nor any of their affiliates have taken any action that would prevent the merger from being treated as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.

Nashua also made representations and warranties relating to, among other things:

•	capital structure;

•	subsidiaries;

•	the absence of undisclosed liabilities;

•	the board of directors’ adoption of the merger agreement;

•	permits and compliance with applicable laws;

•	compliance with environmental laws and regulations;

•	intellectual property matters;

•	tax matters;

•	compliance with the Employee Retirement Income Securities Act of 1974, as amended, and other employee benefit matters;

•	labor relations;

•	contracts and arrangements;

•	title to properties and assets;

•	insurance matters;

•	suppliers and customers;

•	transactions with affiliates;

•	the opinion of Nashua’s financial advisor;

•	agreements with other advisors; and

•	state takeover laws.

In the merger agreement, Nashua also made a representation that neither Nashua nor any of its affiliates has taken any action that would prevent the merger from being treated as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.

The representations and warranties described above and included in the merger agreement were made by each of Cenveo and Nashua to the other. These representations and warranties were made as of specific dates, may be subject to important qualifications and limitations agreed to by Cenveo and Nashua in connection with negotiating the terms of the merger agreement, and may have been included in the merger agreement for the purpose of allocating risk between Cenveo and Nashua rather than to establish matters as facts.  The merger agreement is described in, and included as Annex A to, this proxy statement/prospectus only to provide you with information regarding its terms and conditions, and not to provide any other factual information regarding Cenveo, Nashua or their respective businesses.  Accordingly, the representations and warranties and other provisions of the merger agreement should not be read alone, but instead should be read only in conjunction with the information provided elsewhere in this proxy statement/prospectus and in the documents incorporated by reference into this proxy statement/prospectus.  See “Where You Can Find More Information” on page 112.

Covenants and Agreements

In the merger agreement, Nashua has agreed, until the effective time of the merger or the termination of the merger agreement, unless contemplated or permitted by the merger agreement or set forth in Nashua’s disclosure schedule or approved in writing by Cenveo, Nashua will, and will cause its subsidiaries to, operate their business in the ordinary and usual course and in a manner consistent with past practice and to use commercially reasonable efforts to preserve intact their business organizations, to keep available the services of their present officers and key employees and to preserve the goodwill of those having a business relationship with them.  In addition, Nashua has agreed that it will not and will cause its subsidiaries to not:

•	amend its or their articles of incorporation or bylaws;

•	declare, pay or set aside any dividends;

•	purchase or redeem, split, adjust or combine or otherwise acquire or reclassify any shares of its or their capital stock;

•
amend any existing or enter into any new employee benefit plan or increase the compensation or benefits or grant or pay any benefits to any director, officer or employee, subject to certain exceptions;

•
grant, issue or sell any shares of its or their capital stock, issue any securities convertible into or exchangeable for options or warrants to purchase any shares of its capital stock, take any action to accelerate the vesting of any stock options or take any action with respect to any stock option plans, employee benefit plans, stock options or restricted shares that is inconsistent with the treatment contemplated by the merger agreement;

•
assume or incur any indebtedness, enter into any capital leases, make any loans or advances to any other person or entity except in the ordinary course of business consistent with past practice, or enter into or amend or modify any credit agreement;

•	merge or consolidate or purchase a substantial portion of the stock or assets of any other entity;

•	lease, mortgage or otherwise encumber or sell, transfer or otherwise dispose of any of its or their properties or assets, except in the ordinary course of business consistent with past practice;

•
make any tax election that results in a material change in its or their tax liability or tax refund, waive any restriction on any assessment period relating to a material amount of taxes or settle or compromise any material tax liability or refund, or change any material aspect of its method of accounting for tax purposes;

•	satisfy any material liabilities or obligations or settle any material claim, proceeding or investigation, except in the ordinary course of business consistent with past practice;

•
make or commit to make any capital expenditure in respect of any capital expenditure project other than those capital expenditures that Nashua had approved as of the date of the merger agreement and disclosed to Cenveo or capital expenditures not exceeding $100,000 in the aggregate;

•
enter into or terminate any material contract, or make any amendment to any material contract, other than renewals of contracts without materially adverse changes or contracts with customers in the ordinary course of business;

•
permit any of its or their material insurance policies or arrangements to be canceled or terminated (unless such policy or arrangement is canceled or terminated in the ordinary course of business consistent with past practice and concurrently replaced with a policy or arrangement with substantially similar coverage) or materially impaired;

•
implement or adopt any change in its or their material accounting principles, practices or methods except to the extent required by generally accepted accounting policies or the rules or policies of the Public Company Accounting Oversight Board;

•
except as required by law, conduct or cause to be conducted any testing or sampling of soil, groundwater or other environmental media at any real property it or they currently or formerly owned, leased, occupied or operated; or

•	enter into any agreement or commitment to do any of the foregoing.

Nashua also agreed to a number of additional agreements, including:

•	recommending, through Nashua’s board of directors, that the Nashua shareholders approve the merger;

•	calling a meeting of Nashua shareholders to vote on the merger proposal;

•	taking actions to have any dispositions of Nashua common stock in connection with the merger exempt from the short swing profit rules under the federal securities laws;

•	using reasonable best efforts to grant approvals and take such actions as are necessary to comply with any applicable state takeover or similar laws;

•	giving Cenveo the opportunity to participate in any litigation related to the proposed merger and related transactions and agreeing not to settle any such litigation without Cenveo’s consent; and

•	causing each member of its board of directors to resign effective immediately prior to the effective time of the merger.

The merger agreement contains a number of additional mutual covenants by Cenveo and Nashua relating to:

•	the preparation of this proxy statement/prospectus;

•	the holding of the special meeting of Nashua shareholders;

•	access to information of the other company;

•	cooperating and using reasonable best efforts to take, or cause to be taken, all appropriate action to consummate the merger and associated transactions;

•
preparing all documentation to effect all necessary filings and obtaining all third party and governmental permits, consents, approvals and authorizations necessary to consummate the transactions contemplated by the merger agreement;

•	cooperating with respect to public statements concerning the transactions contemplated by the merger agreement;

•	furnishing notice to each other of any material breach or failure to comply by such party of any representation, warranty, covenant or agreement in the merger agreement;

•	preserving the confidentiality of all information provided to each other in connection with the merger proposal; and

•	using reasonable best efforts to cause the merger to be treated as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Additionally, the merger agreement contains additional agreements by Cenveo, including agreements relating to:

•
for the period beginning on May 6, 2009 and ending at the effective time of the merger, not declaring, setting aside, paying or making any dividend or other distribution or payment (whether in cash, stock or other property) with respect to any shares of the capital stock or any other of its voting securities without the prior written approval of Nashua;

•	continuing to provide indemnification and directors and officers insurance for Nashua’s directors and officers for a period of six years after the effective time of the merger;

•	promptly transferring all of the capital stock of the surviving corporation to Cenveo Corporation, its wholly-owned subsidiary;

•
continuing Nashua’s existing employee benefit plans or offering participation in Cenveo’s employee benefit plans for non-union employees who continue to work for the surviving corporation or Cenveo after the effective time of the merger, until the end of any applicable benefit plan year;

•
agreeing to give continuing employees full credit for prior service with Nashua for purposes of eligibility and vesting but not for purposes of benefit accrual (other than with respect to vacation) under the Cenveo employee benefit plans, except to the extent it would result in a duplication of benefits or be prohibited under applicable law, waiving all limitations under Cenveo’s welfare plans with respect to preexisting conditions and exclusions and providing credit for co-payments and deductibles paid by continuing employees during the plan year in which the effective time occurs; and

•	reserving (free from preemptive rights) sufficient shares of Cenveo common stock to provide for effecting the conversion of the issued and outstanding shares of Nashua common stock.

Reasonable Best Efforts of Nashua to Obtain the Shareholder Vote

Nashua has agreed to take all lawful action to call and hold a meeting of its shareholders as soon as practicable for the purpose of obtaining its shareholders’ approval of the merger agreement and the transactions contemplated thereby. Pursuant to the merger agreement, Nashua’s board has agreed to recommend to Nashua’s shareholders that they approve the merger agreement and the transactions contemplated thereby. However, at any time prior to the shareholder vote, Nashua’s board of directors may withdraw, modify, or qualify its recommendation that shareholders approve the merger agreement and the transactions contemplated thereby only if Nashua’s board of directors determines, in good faith after consultation with its outside legal advisors, that the failure to take such action would breach their fiduciary obligations under applicable law. As discussed below, additional requirements apply to any change in recommendation with respect to certain acquisition proposals. Notwithstanding the foregoing, the merger agreement requires Nashua to submit the merger agreement and transactions contemplated thereby to a shareholder vote even if its board of directors no longer recommends approval of the merger agreement and the transactions contemplated thereby, in which event the board may communicate its basis for its lack of a recommendation to shareholders.

Acquisition Proposals

Nashua and Cenveo have agreed to certain opportunities and restrictions with respect to Nashua’s ability to solicit and respond to acquisition proposals made by third parties.

Under the merger agreement:

•	the term “acquisition proposal” means any offer, proposal or public announcement from any person relating to:

o
any direct or indirect acquisition or purchase of 20% or more of Nashua’s consolidated revenues, net income or assets or 20% or more of any class of Nashua’s equity securities or equity securities of any of its subsidiaries;

o	any tender offer or exchange offer that, if consummated, would result in any person beneficially owning 20% or more of any class of Nashua’s equity securities; or

o
any merger, reorganization, share exchange, consolidation, business combination, sale of all or substantially all of the assets, recapitalization, liquidation, dissolution or similar transaction involving Nashua or any of its subsidiaries.

•
the term “superior proposal” means a bona fide unsolicited, other than with respect to a solicitation permitted prior to 11:59 p.m. New York City time on June 4, 2009, written proposal that is reasonably capable of being fully financed and made by any person to acquire all of the issued and outstanding shares of Nashua’s common stock pursuant to a tender offer, exchange offer or a merger or to acquire all of Nashua’s properties and assets on terms and conditions that a majority of the members of Nashua’s board of directors determines in good faith, after consultation with its financial advisor and taking into account all of the terms and conditions of such proposal, is more favorable to Nashua’s shareholders from a financial point of view than the merger and is reasonably capable of being consummated.

Prior to 11:59 p.m. on June 4, 2009 Nashua and its legal and financial representatives had the right to:

•
initiate, solicit and encourage, whether publicly or otherwise, acquisition proposals, including by way of providing access to non-public information pursuant to one or more confidentiality agreements (so long as the same information was provided to Cenveo); and

•
enter into and maintain discussions or negotiations with respect to acquisition proposals or otherwise cooperate with or assist or participate in, or facilitate any such inquiries, proposals, discussions or negotiations so long as (i) prior to participating in discussions or negotiations with, or providing any nonpublic information to, the third party Nashua provides Cenveo with written notice of the identity of the third party and of Nashua’s intention to provide information to or participate in discussions or negotiations with such person, (ii) prior to participating in discussions or negotiations with, or providing any nonpublic information to, the third party Nashua receives from the third party an executed confidentiality agreement containing terms no less restrictive than those in Cenveo’s confidentiality agreement with Nashua and (iii) prior to providing information to the third party, Nashua provides such information to Cenveo (to the extent such information has not previously been delivered or made available by Nashua to Cenveo).

From and after 11:59 p.m. on June 4, 2009, until the earlier of the consummation of the merger or the termination of the merger agreement, Nashua and its legal and financial representatives may not, directly or indirectly:

•
solicit or initiate the making of, or take any other action to knowingly facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, any proposal from a third party regarding certain acquisitions of Nashua, its shares, or its business;

•	participate in discussions or negotiations with, or provide nonpublic information to, any person with respect to an acquisition proposal;

•	change its recommendation in favor of the merger;

•	approve or recommend, or publicly announce it is considering approving or recommending, any acquisition proposal; or

•	enter into any agreement, letter of intent, agreement-in-principle or acquisition agreement relating to any acquisition proposal.

However, at any time prior to the time that Nashua’s shareholders approve the merger agreement and the transactions contemplated thereby (including the merger), Nashua may:

•
participate in discussions or negotiations with, or provide information to, a third party who makes an unsolicited, bona fide, written acquisition proposal so long as (i) such acquisition proposal has not been solicited (other than solicitations permitted prior to 11:59 p.m. New York City time on June 4, 2009), (ii) a majority of the members of Nashua’s board of directors determines, in good faith, after consultation with its financial advisors that the acquisition proposal constitutes or is reasonably likely to constitute a superior proposal, (iii) a majority of the members of Nashua’s board of directors determines, in good faith, after consultation with its outside legal advisors, that failing to take such action would be inconsistent with their fiduciary duties, (iv) prior to participating in discussions or negotiations with, or providing any nonpublic information to, the third party Nashua provides Cenveo with written notice of the identity of the third party and of Nashua’s intention to provide information to or participate in discussions or negotiations with such person, (v) prior to participating in discussions or negotiations with, or providing any nonpublic information to, the third party Nashua receives from the third party an executed confidentiality agreement containing terms no less restrictive than those in Cenveo’s confidentiality agreement with Nashua and (vi) prior to providing information to the third party, Nashua provides such information to Cenveo (to the extent such information has not previously been delivered or made available by Nashua to Cenveo);

•
approve or recommend, or enter into (and, in connection therewith, change the recommendation of Nashua’s board) a definitive agreement with respect to an unsolicited, bona fide, written acquisition proposal so long as (i) neither Nashua nor any of its affiliates or representatives has solicited the acquisition proposal (other than solicitations permitted prior to 11:59 p.m. New York City time on June 4, 2009) or otherwise violated the restrictions on acquisition proposals in the merger agreement; (ii) Nashua provides Cenveo with written notice indicating that Nashua, acting in good faith, believes the acquisition proposal is reasonably likely to be a superior proposal; (iii) during the three business day period after the foregoing notice is provided to Cenveo, Nashua causes its financial and legal advisors to negotiate in good faith with Cenveo in an effort to make such adjustments to the terms and conditions of the merger agreement such that the acquisition proposal would not constitute a superior proposal; (iv) after taking such negotiations and adjustments into account, a majority of the members of Nashua’s board of directors determines, in good faith, after consultation with outside legal counsel, that failing to approve or recommend or enter into a definitive agreement with respect to the acquisition proposal would be inconsistent with their fiduciary duties and that the acquisition proposal remains a superior proposal; and (v) Nashua terminates the merger agreement and pays the required termination fee and expenses; or

•
change its recommendation in favor of the merger if a majority of the members of Nashua’s board of directors determines in good faith, after consultation with outside legal counsel, that failure to do so would constitute a breach of their fiduciary duties.

Additionally, Nashua must give Cenveo written notice of Nashua’s receipt of any request for information, any acquisition proposal or any inquiry, proposal, discussion or negotiations with respect to any acquisition proposal within one business day after receipt thereof.  The notice must include the material terms and conditions of the request, acquisition proposal, inquiry, proposal, discussions or negotiations and the identity of the person making the request, acquisition proposal, inquiry or proposal or with whom the discussions or negotiations are taking place.  Nashua is also required to keep Cenveo informed of the status and general progress of any request or acquisition proposal and provide Cenveo with written notice prior to any meeting of Nashua’s board of directors to consider any material action with respect to an acquisition proposal.

Except with respect to any acquisition proposal made between May 6, 2009 and 11:59 p.m. on June 4, 2009, at 11:59 p.m. on June 4, 2009, Nashua is required to cease, and cause its affiliates and legal and financial representatives to cease, all discussions or negotiations, if any, with any person that may be ongoing as of the date of the merger agreement with respect to any acquisition proposal and to request promptly that each person who has executed a confidentiality agreement in connection with its consideration of acquiring Nashua return or destroy all nonpublic information furnished to such person by Nashua or on Nashua’s behalf.

Employee Matters

Cenveo has agreed that immediately following the merger, non-union employees of Nashua who continue their employment with Cenveo or one of its affiliates will continue to be covered by employee benefit plans in which they participated immediately prior to the merger or will be eligible to participate in employee benefit plans sponsored or maintained by Cenveo or its Affiliates, as determined by Cenveo.

For purposes of vesting and eligibility but not for purposes of benefit accrual (other than determining the amount of vacation benefits) under each Cenveo plan in which continuing employees become eligible to participate after the merger, each participating continuing employee will be credited with his or her years of service with Nashua and its subsidiaries (and their respective predecessors) to the same extent as he or she was entitled to credit for such service under any similar Nashua plan, except to the extent such credit would result in a duplication of benefits or is prohibited under applicable law.  Cenveo has also agreed with Nashua that continuing employees who participate in Cenveo plans after the merger will be able to do so, except to the extent prohibited by law, irrespective of preexisting conditions and exclusions regarding participation and coverage requirements (unless they were subject to those limitations prior to the merger).  In addition, each participating continuing employee shall receive credit for any co-payments and deductibles paid prior to the merger and during the plan year of the Cenveo welfare plan in which the merger occurs in satisfying any analogous deductible or out-of-pocket requirements.

However, Cenveo has no obligation to continue the employment of any Nashua employee for any period following the merger and may review employee benefit programs from time to time and make such changes as it deems appropriate.  Nothing in the merger agreement establishes, amends or modifies any benefit plan or arrangement or limits the ability of Nashua or Cenveo to modify or terminate any benefit plan or arrangement, and no Nashua employee is a third party beneficiary of the merger agreement.

Indemnification and Insurance

Cenveo has agreed that the existing rights to indemnification of all of Nashua’s and its subsidiaries’ current and former officers, directors and employees and any person who at Nashua’s, or one of its subsidiaries’, request served as a director, officer, employee, fiduciary or agent of another corporation, partnership, trust or other enterprise, shall survive the merger and shall continue in full force and effect for a period of six years.  Cenveo has further guaranteed the payment and performance by the surviving corporation of such indemnification obligations.

From the effective time, for a period of not less than six (6) years, Cenveo has agreed to provide, or to cause the surviving corporation to provide, an insurance policy that provides coverage for events occurring at or prior to the effective time on the same terms as provided by Nashua’s directors’ and officers’ liability insurance policies covering Nashua’s current and former officers, directors and employees and any person who at Nashua’s, or one of its subsidiaries’, request served as a director, officer, employee, fiduciary or agent of another corporation, partnership, trust or other enterprise.  If such a policy is not available, then Cenveo has agreed to obtain a policy that provides for terms which are no less favorable than Nashua’s existing policy, however Cenveo is not required to spend more than 200% of the last annual premium that Nashua paid prior to the date of the merger agreement on such policy.  In lieu of maintaining such policies, Cenveo may elect to cause Nashua to purchase a tail policy covering a period of six years after the effective time that provides terms and conditions not materially less favorable than Nashua’s existing policy, but not to exceed the present value cost of the premiums required to be paid on Nashua’s existing policy.

Conditions to the Merger

Each of Cenveo’s, Merger Sub’s, and Nashua’s respective obligations to complete the merger are subject to the fulfillment or waiver of certain conditions, including:

•	the approval of the merger agreement and the transactions contemplated thereby, including the merger, by Nashua shareholders;

•
the effectiveness of the registration statement of which this proxy statement/prospectus is a part with respect to the Cenveo common stock to be issued in the merger under the Securities Act and the absence of any stop order suspending the effectiveness of the registration statement or proceedings initiated or threatened by the SEC for that purpose;

•	the absence of any law, statute, rule, regulation, judgment, decree, injunction or other order by any court or other governmental entity, that prohibits completion of the merger;

•
in the event that Cenveo and Merger Sub determine that the waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, is applicable to the merger, then the expiration or termination of such waiting period; and

•	the authorization of the listing of the shares of Cenveo common stock to be issued in connection with the merger on the New York Stock Exchange, subject to official notice of issuance.

Cenveo and Merger Sub’s obligations to complete the merger are also separately subject to the satisfaction or waiver of a number of conditions including that:

•
Nashua’s representations and warranties regarding capitalization, undisclosed liabilities and absence of material changes since December 31, 2008 contained in the merger agreement must be true and correct as of the date of the merger agreement and as of the closing date of the merger and Nashua’s other representations and warranties contained in the merger agreement must be true and correct as of the date of the merger agreement and as of the closing date, except for changes permitted by the merger agreement, to the extent representations and warranties by their terms speak only as of a certain date, in which case such representations and warranties shall be true and correct as of such date, and for inaccuracies that, individually or in the aggregate, have not had and would not reasonably be expected to have a “company material adverse effect” (as such term is defined in the merger agreement);

•	Nashua shall have performed in all material respects all obligations and covenants that it is required to perform under the merger agreement;

•	Nashua shall not have suffered a material adverse effect since May 6, 2009;

•	Nashua shall have delivered to Cenveo a certification of an executive officer of Nashua to the effect that each of the conditions set forth above is satisfied in all respects;

•
if the merger is to be structured such that Merger Sub is the surviving corporation, Cenveo and Merger Sub will have received a legal opinion from Cenveo’s counsel with respect to certain United States federal income tax consequences of the merger and a certification from Nashua’s counsel that it will not be able to provide an opinion which would be necessary for Nashua to be the surviving corporation and that certain representations made by Nashua regarding pension plan reporting requirements under federal law are true and correct in all respects as of the closing date of the merger;

•	there shall be no more than 835,160 dissenting shares, as defined in the merger agreement, owned by Nashua shareholders other than Cenveo and its affiliates.

Nashua’s obligations to complete the merger are also separately subject to the satisfaction or waiver of a number of conditions including that:

•
Cenveo’s representations and warranties regarding capitalization and absence of material changes since January 3, 2009 contained in the merger agreement must be true and correct as of the date of the merger agreement and as of the closing date and Cenveo’s other representations and warranties contained in the merger agreement must be true and correct as of the date of the merger agreement and as of the closing date, except for changes permitted by the merger agreement, to the extent representations and warranties by their terms speak only as of a certain date, in which case such representations and warranties shall be true and correct as of such date, and for inaccuracies that, individually or in the aggregate, have not had and would not reasonably be expected to have a “parent material adverse effect” (as such term is defined in the merger agreement);

•	Cenveo shall have performed in all material respects all obligations and covenants that it is required to perform under the merger agreement;

•	Cenveo shall not have suffered a material adverse effect since May 6, 2009;

•	Cenveo shall have delivered to Nashua a certification of an executive officer of Nashua to the effect that each of the conditions set forth above is satisfied in all respects;

•
if the merger is to be structured such that Merger Sub is the surviving corporation, Nashua will have received a legal opinion from Nashua’s counsel with respect to certain United States federal income tax consequences of the merger; and

•
if the merger is to be structured such that Nashua is the surviving corporation, Nashua will have received a legal opinion from Nashua’s counsel with respect to certain United States federal income tax consequences of the merger, Cenveo’s counsel will have certified to Nashua that it is unable to deliver an opinion which would be necessary for Merger Sub to be the surviving corporation or certain conditions for  Merger Sub being the surviving corporation will not have been met.

We cannot provide assurance as to when or if all of the conditions to the merger can or will be satisfied or waived by the appropriate party. As of the date of this proxy statement/prospectus, we have no reason to believe that any of these conditions will not be satisfied.

Termination of the Merger Agreement

The merger agreement can be terminated at any time prior to completion by mutual written consent, or by either party in the following circumstances:

•
if the merger has not been completed on or prior to November 6, 2009 or such other date as Cenveo and Nashua agree to in writing, unless the failure to complete the merger by that date is due to the breach of the merger agreement by the party seeking to terminate the merger agreement;

•	if there is any law or order permanently restraining, enjoining or otherwise prohibiting the completion of the merger; or

•	if the Nashua shareholders fail to approve the merger agreement and the transactions contemplated thereby at the special meeting.

In addition, Cenveo may terminate the merger agreement if (1) Nashua breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the merger agreement which would result in the failure of a condition to Cenveo’s obligation to consummate the merger and such breach is not cured within a specified period of time or cannot be cured; (2) Nashua fails to recommend or changes the recommendation that the Nashua shareholders approve the merger, or Nashua materially breaches its obligations by failing to call the special shareholders meeting to approve the merger or to prepare and mail to its shareholders the proxy statement as required by the merger agreement and such breach is not cured within a specified time period or cannot be cured; or (3) Nashua’s board of directors recommends (or resolves or publicly proposes to recommend) to its shareholders, or Nashua enters into an agreement, letter of intent, agreement-in-principle or acquisition agreement contemplating an acquisition proposal or a superior proposal.

Further, Nashua may terminate the merger agreement if (1) Cenveo breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the merger agreement which would result in the failure of a condition to Nashua’s obligation to consummate the merger and such breach is not cured within a specified period of time or cannot be cured or (2) Nashua’s board of directors approves, or Nashua enters into a definitive agreement with respect to, a superior proposal before the time that its shareholders vote on whether to approve the merger agreement, and Nashua simultaneously pays the termination fee to and reimburses Cenveo for the expenses described under “Termination Fee.”

If the merger agreement is terminated, it will become void, and there will be no liability on the part of Cenveo or Nashua, except that (1) both Cenveo and Nashua will remain liable for any willful breach of the merger agreement and (2) designated provisions of the merger agreement, including with respect to the payment of fees and expenses and the confidential treatment of information, will survive the termination.

Termination Fee

Nashua will pay Cenveo a $1.3 million termination fee and will reimburse Cenveo for its reasonable fees and expenses incurred in connection with the merger up to a maximum of $800,000 in the event that the merger agreement is terminated:

•
by Cenveo because Nashua’s board of directors fails to recommend, or changes the recommendation (or resolves or publicly proposes to take any such action), that its shareholders approve the merger agreement (even if permitted by the merger agreement);

•
by Cenveo because Nashua’s board of directors recommends (or resolves or publicly proposes to recommend) to its shareholders, or Nashua enters into an agreement, letter of intent, agreement-in-principle or acquisition agreement relating to an acquisition proposal or a superior proposal; or

•
by Nashua because Nashua’s board of directors approves or recommends, or Nashua enters into a definitive agreement with respect to, a superior proposal before the time that its shareholders vote on whether to approve the merger agreement.

If the merger agreement is terminated as described above, Nashua must pay the termination fee and expenses not later than the date of such termination.

Nashua will also pay such termination fee and expenses in the event that the agreement is terminated:

•
by either Cenveo or Nashua if the merger has not been completed on or prior to November 6, 2009 or such other date as Cenveo and Nashua agree to in writing, Nashua has failed to hold the special meeting of shareholders to vote on approval of the merger agreement and the party who is seeking to terminate the merger agreement is not the cause of the failure to complete the merger by such date because of such party’s breach of the merger agreement;

•	by either Cenveo or Nashua because the Nashua shareholders have not approved the merger agreement at a duly held special meeting or at any adjournment or postponement thereof;

•	by Cenveo because Nashua materially breaches its obligations under the merger agreement by failing to call the special shareholders meeting to approve the merger agreement and the transactions contemplated thereby or to prepare and mail to its shareholders this proxy statement as required by the merger agreement; or

•
by Cenveo or Nashua for any reason (other than as set forth in the bullets above) following a material breach by Nashua of any material provision in its covenant to refrain from soliciting alternate acquisition proposals;

and, in each of the foregoing cases, prior to such termination an acquisition proposal is publicly announced or otherwise communicated to Nashua’s senior management or Nashua’s board of directors; and prior to the date that is 12 months after the effective date of such termination, Nashua enters into a definitive agreement with respect to an acquisition proposal or an acquisition proposal is consummated.

If the merger agreement is terminated as described above, Nashua must pay the termination fee and expenses within two business days following consummation of the acquisition proposal.

Amendments and Waiver

Nashua and Cenveo may amend the merger agreement by action taken or authorized by their respective boards of directors (or a committee thereof) at any time before or after the shareholders’ vote is obtained. However, after the shareholders approve the merger agreement, the merger agreement may not be amended to (i) change the amount or kind of merger consideration, (ii) change the articles of organization of the surviving corporation or (iii) change any of the other terms or conditions of the merger agreement if the change would adversely affect Nashua’s shareholders in any material respect, without the further approval of the Nashua shareholders. At any time prior to the completion of the merger, each of Cenveo and Nashua, to the extent legally allowed, may waive in whole or in part any conditions to that party’s obligation to complete the merger.

THE VOTING AGREEMENT

This section of the proxy statement/prospectus describes the material provisions of the voting agreement but does not purport to describe all of the terms of the voting agreement.  The following summary is qualified in its entirety by reference to the complete text of the voting agreement, which is attached as Annex B to this proxy statement/prospectus and incorporated into this proxy statement/prospectus by reference.  We urge you to read the voting agreement in its entirety.

Introduction

In connection with the merger agreement, and concurrently with the execution of the merger agreement, Andrew B. Albert, L. Scott Barnard, Thomas G. Brooker, Avrum Gray, Michael T. Leatherman, William Todd McKeown, John Patenaude, Mark Schwarz and Newcastle Partners, L.P.  entered into a voting agreement with Cenveo.  Collectively, the shares held by them represented approximately 22.5% of Nashua’s outstanding common stock as of the record date for the special meeting.  We refer to the individuals and entity named above as the voting shareholders.

Agreement to Vote

Pursuant to the terms of the voting agreement, each voting shareholder has agreed, until the earlier of (i) the effective time of the merger or (ii) the termination of the merger agreement in accordance with its terms, to:

•
be present, in person or represented by proxy, at each meeting (whether annual or special and whether or not an adjourned or postponed meeting) of Nashua’s shareholders, however called, so that all of such voting shareholder’s shares of Nashua’s common stock may be counted for purposes of determining the presence of a quorum at such meeting;

•
at each such meeting, and at any adjournment or postponement thereof, vote their respective shares of Nashua common stock to: (A) approve the merger agreement and the transactions contemplated thereby and any action required in furtherance thereof; and (B) approve any proposal to adjourn or postpone such meeting to a later date or time if there are not sufficient votes for approval of the merger agreement on the date on which the special meeting is held; and

•
at each such meeting, and at any adjournment or postponement thereof, vote against: (A) any action or agreement that would reasonably be expected to frustrate the purposes of, impede, hinder, interfere with, or prevent or delay the consummation of the transactions contemplated by the merger proposal and (B) any acquisition proposal (other than the merger) and any action required in furtherance thereof.

No Solicitation

During the term of the voting agreement, each voting shareholder has agreed not to, directly or indirectly, subject to certain exceptions:

•
solicit or initiate the making of, or take any other action to knowingly facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, any acquisition proposal;

•
participate in any way in discussions or negotiations with, or furnish or disclose any information to, any person (other than Cenveo or any of its representatives) in connection with any acquisition proposal; or

•	publicly announce that he or it is considering approving or recommending any acquisition proposal.

Each voting shareholder has agreed to promptly notify Cenveo after receipt by such voting shareholder of any acquisition proposal or of any request for information relating to Nashua or for access to Nashua’s business, properties, assets, books or records by any person that such voting shareholder reasonably believes is seeking to make, or has made, an acquisition proposal.

Notwithstanding the foregoing, in the event that Nashua’s board of directors is permitted to engage in negotiations or discussions with any person who made a bona fide written acquisition proposal in accordance with the merger agreement, each voting shareholder is permitted, at the request of Nashua’s board of directors, to respond to inquiries from, and discuss such acquisition proposal with, Nashua’s board of directors, and a Nashua shareholder that is an entity may, at the request of Nashua’s board of directors, take any action that Nashua is permitted to take during the go-shop period, so long as such action is permitted by the terms of the merger agreement.  In addition, any voting shareholder who is an individual is permitted to take any action in his capacity as an officer or director of Nashua that does not violate the merger agreement.

No Short Sales

During the term of the voting agreement, each voting shareholder will not and will not permit any of his or its affiliates to enter into any short sale of or a similar transaction involving Cenveo common stock.

Irrevocable Proxy

Pursuant to the voting agreement, each voting shareholder has delivered to Cenveo a proxy, irrevocably appointing Cenveo and Cenveo’s designees, as such voting shareholder’s proxy and attorney-in-fact, for the term of the voting agreement, with full power of substitution to attend all Nashua shareholders meetings and to vote (or act by written consent) all shares of Nashua’s common stock owned by such voting shareholder for the purpose of complying with the provisions of the voting agreement as described herein.

Transfer Restrictions

While the voting agreement is in effect, each voting shareholder has also agreed:

•	that he or it will not sell, transfer, assign, encumber or otherwise dispose of any shares of Nashua common stock without the prior written consent of Cenveo;

•
that if he or it sells, transfers, assigns, encumbers or otherwise disposes, which this proxy statement/prospectus refers to as a Transfer, of any shares of Nashua’s common stock, he or it will require the transferee of such shares to execute and deliver to Cenveo a joinder to the voting agreement in form and substance satisfactory to Cenveo; and

•
to permit Cenveo to direct Nashua to impose stop orders to prevent the Transfer of any shares of Nashua common stock beneficially owned by a voting shareholder on Nashua’s books in violation of the voting agreement.

Termination

The voting agreement will terminate upon the earlier to occur of:

•	the termination of the agreement of merger in accordance with its terms; or

•	the effective time of the merger.

ACCOUNTING TREATMENT

The merger will be accounted for as a “business combination,” as that term is used under generally accepted accounting principles, for accounting and financial reporting purposes, with Cenveo treated as the acquiror. Under the acquisition method of accounting, the assets (including identifiable intangible assets) and liabilities (including executory contracts and other commitments) of Nashua as of the effective time of the merger will be recorded at their respective fair values and consolidated into Cenveo. Any excess of purchase price over the fair values is recorded as goodwill. Consolidated financial statements of Cenveo issued after the merger would reflect these fair values and would not be restated retroactively to reflect the historical financial position or results of operations of Nashua prior to the effective time of the merger.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER
Subject to the limitations and qualifications set forth herein, the following discussion constitutes the opinion of Hughes Hubbard & Reed LLP, counsel to Cenveo, and Wilmer Cutler Pickering Hale and Dorr LLP, counsel to Nashua, as to the material U.S. federal income tax consequences of the merger to the Nashua shareholders. This discussion is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, administrative pronouncements of the Internal Revenue Service and judicial decisions all as in effect as of the date hereof and all of which are subject to change, possibly with retroactive effect.  This discussion applies only to Nashua shareholders who hold their Nashua stock as capital assets within the meaning of Section 1221 of the Code.  Further, this discussion does not address all aspects of United States federal income taxation that may be relevant to a Nashua shareholder in light of such shareholder’s particular circumstances or that may be applicable to a Nashua shareholder if such shareholder is subject to special treatment under the United States federal income tax laws, including if such shareholder is:

•	a financial institution;

•	a tax-exempt organization;

•	an S corporation or other pass-through entity (or an investor in an S corporation or other pass-through entity);

•	an insurance company;

•	a mutual fund;

•	a dealer or broker in stocks and securities, or currencies;

•	a trader in securities that elects mark-to-market treatment;

•	a holder of Nashua stock that received such stock through the exercise of an employee stock option, through a tax qualified retirement plan or otherwise as compensation;

•	a person that has a functional currency other than the U.S. dollar;

•	a holder of Nashua stock that holds such stock as part of a hedge, straddle, constructive sale, conversion or other integrated transaction;

•	a holder other than a U.S. holder (as defined below); or

•	a U.S. expatriate.

This discussion also does not consider the effect of any foreign, state or local tax laws, the U.S. federal alternative minimum tax or any other U.S. federal tax laws other than U.S. federal income tax laws.  Accordingly, Nashua shareholders should consult their own tax advisors as to the particular tax consequences to them of the merger and the ownership of Cenveo common shares, including the application and effect of U.S. federal, state, and local and foreign income and other tax laws.

Furthermore, this discussion is based in part upon certain assumptions and representations, including the assumptions that there will be full compliance without waiver with all of the provisions in the merger agreement, that no condition to the merger will be waived or the merger agreement amended and that the representations and covenants contained in the merger agreement and this proxy statement/prospectus are currently true, correct and complete and will remain so, and will be complied with, at all relevant times.  No ruling has been or will be sought from the Internal Revenue Service as to the U.S. federal income tax consequences to Nashua shareholders of the merger or the ownership of Cenveo common shares received in the merger.  There can be no assurance that the Internal Revenue Service will not take a position contrary to the conclusions described herein or that a court will not agree with a contrary position of the Internal Revenue Service.

The United States federal income tax consequences to a partner in an entity or other arrangement treated as a partnership, for United States federal income tax purposes, that holds Nashua stock generally will depend on the status of the partner and the activities of the partnership. Partners in a partnership holding Nashua stock should consult their own tax advisors.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of Nashua stock that is for United States federal income tax purposes (i) an individual citizen or resident of the United States, (ii) a corporation, or entity treated as a corporation, organized in or under the laws of the United States or any state thereof or the District of Columbia, (iii) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) such trust has made a valid election to be treated as a U.S. person for U.S. federal income tax purposes or (iv) an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source.

Tax Consequences of the Merger

Introduction

Nashua and Cenveo agreed to structure the merger as either a merger of Merger Sub with and into Nashua, which we refer to as a reverse subsidiary merger, or as a merger of Nashua with and into Merger Sub, which we refer to as a forward subsidiary merger (each of which is referred to as the “merger”).  In order for either the reverse subsidiary merger or the forward subsidiary merger to qualify as a reorganization under Section 368(a) of the Code, certain requirements under the Code and applicable regulations must be satisfied.  Each of Nashua and Cenveo has represented in the merger agreement that it has not taken and has not agreed to take any action which would prevent the merger from qualifying as a reorganization under Section 368(a) of the Code.  Moreover, each of Nashua and Cenveo has covenanted in the merger agreement that it will use its reasonable best efforts to cause the merger to be treated as a reorganization under Section 368(a) of the Code.  However, counsel cannot at this time render an opinion that the merger, however structured, will qualify as a reorganization because such qualification is dependent upon certain contingencies that are beyond the control of Nashua and Cenveo and that will not be certain until the closing date of the merger, including the fair market value of the Cenveo common stock delivered at the closing of the merger.  In particular:

•
in order for a reverse subsidiary merger to qualify as a reorganization under Section 368(a) of the Code, the fair market value, as of the closing date of the merger, of the Cenveo common stock received by the Nashua shareholders must be at least 80% of the total fair market value of the consideration received by the Nashua shareholders (which means that the fair market value of the Cenveo common stock on the closing date of the merger must be at least approximately $2.57 per share in order for a reverse subsidiary merger to qualify as a reorganization, assuming that Cenveo does not acquire Nashua shares other than in the merger, which Cenveo does not intend to do, and that the minimum number of shares of Cenveo common stock issuable under the merger agreement is issued by Cenveo); and

•
in order for a forward subsidiary merger to qualify as a reorganization under Section 368(a) of the Code, the fair market value, as of the closing date of the merger, of the Cenveo common stock received by the Nashua shareholders must be at least 40% of the total fair market value of the consideration received by the Nashua shareholders (which means that the closing price of the Cenveo common stock on the closing date of the merger must be at least approximately $0.43 per share in order for a forward subsidiary merger to qualify as a reorganization, assuming that Cenveo does not acquire Nashua shares other than in the merger, which Cenveo does not intend to do, and that the minimum number of shares of Cenveo common stock issuable under the merger agreement is issued by Cenveo).

For purposes of the tests set forth above, the fair market value of the Cenveo common stock on the closing date of the merger generally will be based upon the last reported sale price of Cenveo common stock at 4:00 p.m., Eastern Time, at the end of regular trading hours on the NYSE on the closing date.

Neither Nashua nor Cenveo will know whether the merger will be structured as a reverse subsidiary merger or as a forward subsidiary merger until the closing date of the merger.  Pursuant to the merger agreement, the merger will be structured as a reverse subsidiary merger if either (i) Nashua receives an opinion from Wilmer Cutler Pickering Hale and Dorr LLP that if the merger is structured as a reverse subsidiary merger, it will qualify as a reorganization under Section 368(a) of the Code or (ii) the conditions for structuring the merger as a forward subsidiary merger are not all met.  If Wilmer Cutler Pickering Hale and Dorr LLP certifies that it cannot provide the opinion described above with respect to a reverse subsidiary merger, the merger will be structured as a forward subsidiary merger that is intended to be treated as a reorganization for U.S. federal income tax purposes provided that

(x) Cenveo receives an opinion from Hughes Hubbard & Reed LLP and Nashua receives an opinion from Wilmer Cutler Pickering Hale and Dorr LLP, in each case, that such merger will qualify as a reorganization under Section 368(a) of the Code and (y) no “reportable event” (as defined in the Employee Retirement Income Security Act of 1974, as amended, or ERISA, and regulations under ERISA) shall have occurred with respect to any Nashua employee benefit plan prior to the closing of the merger or will occur as a result of the merger.  It is uncertain whether a transaction structured as a forward subsidiary merger is a “reportable event” under ERISA with respect to Nashua’s employee benefit plans. However, Cenveo and Nashua do not anticipate that a forward subsidiary merger would be a “reportable event” with respect to Nashua’s employee benefit plans. Accordingly, in the absence of further regulatory or other guidance on this issue, Nashua and Cenveo will assume that a forward subsidiary merger does not result in a reportable event and will proceed with the merger under such assumption.

In issuing the opinions described above, Wilmer Cutler Pickering Hale and Dorr LLP and Hughes Hubbard & Reed LLP will rely on certain customary assumptions and representations made by Nashua and Cenveo and will rely on the fair market value of the Cenveo common stock on the closing date.

Following the completion of the merger, Nashua and Cenveo will notify Nashua shareholders whether Nashua and/or Cenveo received an opinion of its counsel upon completion of the merger to the effect that the merger will be treated as a reorganization under Section 368(a) of the Code.

Treatment of Merger as a Reorganization

If the merger qualifies as a reorganization under Section 368(a) of the Code, then the following tax consequences will result.  If a U.S. holder’s adjusted tax basis in the Nashua stock surrendered in the merger (which would generally be the purchase price of such shares less any prior distributions that reduced the U.S. holder’s tax basis) is less than the sum of the fair market value, as of the closing date of the merger, of the Cenveo common shares and the amount of cash received by the U.S. holder pursuant to the merger, then the U.S. holder will recognize gain equal to the lesser of (x) the sum of the amount of cash and the fair market value, as of the closing date of the merger, of the Cenveo common shares received by the Nashua shareholder minus the adjusted tax basis of the Nashua stock surrendered in exchange therefor and (y) the amount of cash received by the U.S. holder in the merger (excluding cash received in lieu of a fractional share of Cenveo common stock).  If a U.S. holder’s adjusted tax basis in the Nashua stock surrendered in the merger is greater than the sum of the amount of cash and the fair market value of the Cenveo common shares received in the merger, the U.S. holder will realize a loss that is not currently recognized for U.S. federal income tax purposes prior to a taxable disposition of the Cenveo shares.  U.S. holders who bought shares of Nashua stock at different prices, or otherwise own shares with unequal bases, must make the above calculations separately for each Nashua share surrendered in the merger, taking into account the U.S. holder’s adjusted tax basis in each share and a pro rata portion of the aggregate consideration received by the U.S. holder.  A loss realized on one Nashua share may not be used to offset a gain realized on another share.

In the case of a U.S. holder who recognizes gain pursuant to the merger, any gain recognized will be long-term capital gain if the holding period for the Nashua stock surrendered in the merger is longer than one year as of the effective time of the merger and if the exchange of shares pursuant to the merger sufficiently reduces the U.S. holder’s proportionate stock interest (as discussed below).  Long-term capital gain recognized by a non-corporate taxpayer is currently subject to a maximum U.S. federal income tax rate of 15%.  If the exchange does not sufficiently reduce the U.S. holder’s proportionate stock interest, such gain will be taxable as a dividend to the extent of the U.S. holder’s ratable share of available earnings and profits (and the remainder of such recognized gain, if any, will be capital gain).  A non-corporate U.S. holder should generally be subject to a maximum U.S. federal income tax rate of 15% on such dividend income provided that such holder satisfies applicable holding period requirements.

The determination of whether the exchange sufficiently reduces a U.S. holder’s proportionate stock interest will be made in accordance with Section 302 of the Code, taking into account the stock ownership attribution rules of Section 318 of the Code.  Under those rules, for purposes of determining whether the exchange sufficiently reduces a shareholder’s proportionate stock interest, a U.S. holder is treated as if:

•	all of such shareholder’s Nashua stock was first exchanged in the merger for Cenveo common shares; and

•	a portion of those Cenveo common shares were then redeemed for the cash actually received in the merger.

The U.S. holder’s hypothetical stock interest in Cenveo (both actual and constructive) after the second step is compared to such holder’s hypothetical stock interest in Cenveo (both actual and constructive) after the first step.  Dividend treatment will apply unless the shareholder’s stock interest in Cenveo has been completely terminated, there has been a “substantially disproportionate” reduction in the shareholder’s stock interest in Cenveo (i.e., such interest after the second step is less than 80% of the interest after the first step), or the exchange is not “essentially equivalent to a dividend.” While the determination is based on a U.S. holder’s particular facts and circumstances, the Internal Revenue Service has indicated in published rulings that a distribution is not “essentially equivalent to a dividend” and will therefore result in capital gain treatment if the distribution results in any actual reduction in the stock interest of a minority shareholder with an extremely small interest in a publicly held corporation and the shareholder exercises no control with respect to corporate affairs.

BECAUSE THE DETERMINATION OF WHETHER A PAYMENT WILL BE TREATED AS HAVING THE EFFECT OF THE DISTRIBUTION OF A DIVIDEND GENERALLY WILL DEPEND UPON THE FACTS AND CIRCUMSTANCES OF EACH U.S. HOLDER, U.S. HOLDERS ARE STRONGLY ADVISED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE TAX TREATMENT OF CASH RECEIVED IN THE MERGER, INCLUDING THE APPLICATION OF THE CONSTRUCTIVE OWNERSHIP RULES OF THE CODE AND THE EFFECT OF ANY TRANSACTIONS IN CENVEO COMMON SHARES OR NASHUA STOCK BY THE U.S. HOLDER.

Cash received by a U.S. holder in lieu of a fractional share of Cenveo common stock will be treated as received as a distribution in redemption of such fractional share, subject to the provisions of Section 302 discussed above, as if such fractional share had been issued pursuant to the merger and then redeemed by Cenveo.  A U.S. holder should recognize capital gain or loss with respect to cash received in lieu of a fractional share equal to the difference, if any, between the amount of cash received and the tax basis allocable to such fractional share, unless such cash received is treated as a dividend pursuant to the rules discussed above.

A U.S. holder’s initial tax basis in the Cenveo common shares received in the merger, including any fractional share of Cenveo common stock not actually received, will equal the U.S. holder’s adjusted tax basis in the Nashua stock surrendered in the merger, increased by any gain recognized as a result of the merger (other than gain attributable to cash received in lieu of a fractional share) and reduced by the amount of cash received in the merger (other than cash received in lieu of a fractional share).  The holding period of the Cenveo common shares received in the merger will include the holding period of the Nashua stock surrendered in the merger.

Treatment of Merger as a Taxable Exchange

If Nashua and Cenveo fail to receive the respective tax opinions described above, or if the other contingencies outlined in the introduction above fail to be satisfied, Nashua and Cenveo will effect the merger as a reverse subsidiary merger of Merger Sub with and into Nashua that is not intended to be treated as a reorganization.  In that case, the merger is likely to be a fully taxable transaction and the following principal U.S. federal income tax consequences will result.  A U.S. holder would recognize capital gain or loss in an amount equal to the difference between the amount realized and such U.S. holder’s adjusted tax basis in the Nashua stock surrendered.  The amount realized would be the fair market value, as of the closing date of the merger, of the Cenveo common stock plus the amount of cash received in connection with the merger.  Any gain recognized would be long-term capital gain if the holding period for the Nashua stock surrendered in the merger was longer than one year, and, with respect to a non-corporate U.S. holder, such gain would be subject to a maximum U.S. federal income tax rate currently equal to 15%.  The deductibility of capital losses is subject to limitations. The U.S. holder’s initial tax basis in the Cenveo common shares received in the merger would be equal to the fair market value of such shares on the date of the merger, and the holding period would commence on the day after the merger.

Treatment of U.S. Holders Exercising Appraisal Rights

Neither the discussion regarding the treatment of the merger as a reorganization nor the discussion regarding the treatment of the merger as a taxable exchange apply to U.S. holders who properly perfect appraisal rights.  A U.S. holder who perfects appraisal rights with respect to such shareholder’s shares of Nashua stock will recognize capital gain or loss equal to the difference between such shareholder’s adjusted tax basis in such shares and the amount of cash received in exchange for such shares.  For information relating to appraisal rights, please see “The Merger – No Appraisal Rights for Dissenting Shareholders” on page 47.

Information Reporting and Backup Withholding

In general, except in the case of certain exempt recipients such as corporations, backup withholding (currently at a rate of 28%) may apply with respect to amounts received by a Nashua shareholder in the merger if such shareholder fails to provide an accurate tax identification number, to certify that such shareholder is not subject to backup withholding, or to otherwise comply with the applicable backup withholding rules.  Backup withholding is not an additional tax.  The amount of backup withholding imposed upon a payment to a Nashua shareholder will be allowed as a credit against the holder’s U.S. federal income tax liability provided that the required information is properly furnished to the Internal Revenue Service.

THIS SUMMARY IS NOT A SUBSTITUTE FOR AN INDIVIDUAL ANALYSIS OF THE TAX CONSEQUENCES OF THE MERGER TO YOU.  WE URGE YOU TO CONSULT WITH YOUR TAX ADVISOR REGARDING THE PARTICULAR FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE MERGER TO YOU IN LIGHT OF YOUR PERSONAL CIRCUMSTANCES.

COMPARATIVE MARKET PRICES AND DIVIDENDS

Cenveo

Cenveo common stock is traded on the NYSE under the symbol “CVO.” The following table sets forth the high and low reported intra-day sales prices per share of Cenveo common stock as reported by the NYSE for the last date of the calendar quarters indicated and the cash dividends declared per share.

Nashua

Nashua common stock is traded on NASDAQ under the symbol “NSHA.” The following table sets forth the high and low reported intra-day sales prices per share of Nashua common stock as reported by NASDAQ for the last date of the calendar quarters indicated and the cash dividends declared per share.

	Cenveo (CVO)			Nashua (NSHA)
	High	Low	Dividends	High	Low	Dividends
2009 Quarters
Second	$4.53	$4.10	$0.00	$6.70	$6.53	$0.00
First	3.82	3.53	0.00	1.09	0.78	0.00
2008 Quarters
Fourth	$4.92	$4.27	$0.00	$5.33	$4.25	$0.00
Third	7.80	7.50	0.00	8.50	8.03	0.00
Second	10.62	9.94	0.00	10.00	9.73	0.00
First	10.58	10.16	0.00	11.00	10.91	0.00
2007 Quarters
Fourth	$18.08	$17.46	$0.00	$11.78	$11.50	$0.00
Third	22.21	21.02	0.00	11.17	11.10	0.00
Second	23.80	23.03	0.00	10.79	10.45	0.00
First	24.49	23.97	0.00	9.03	8.80	0.00

On May 6, 2009, the last full trading day before the public announcement of the merger agreement, the high and low sales prices of shares of Cenveo common stock as reported on the NYSE were $5.06 and $4.71, respectively. On August 5, 2009, the last practicable trading day before the date of this proxy statement/prospectus, the last sale price of shares of Cenveo common stock as reported on the NYSE was $4.85.

On May 6, 2009, the last full trading day before the public announcement of the merger agreement, the high and low sales prices of shares of Nashua common stock as reported on the NASDAQ were $3.30 and $2.50, respectively. On August 5, 2009, the last practicable trading day before the date of this proxy statement/prospectus, the last sale price of shares of Nashua common stock as reported on the NASDAQ was $6.72.

As of the record date, there were approximately 274 registered holders of Cenveo common stock and approximately 827 registered holders of Nashua common stock.

Past price performance is not necessarily indicative of likely future performance. Because market prices of Cenveo and Nashua common stock will fluctuate, you are urged to obtain current market prices for shares of Cenveo and Nashua common stock. The market price of Cenveo common stock and Nashua common stock will fluctuate between the date of this proxy statement/prospectus and the effective date of the merger. No assurance can be given concerning the market price of Cenveo common stock or Nashua common stock before or after the effective date of the merger. Cenveo may repurchase shares of its common stock in accordance with applicable legal guidelines. The actual amount of shares repurchased will depend on various factors, including: market conditions; legal limitations and considerations affecting the amount and timing of repurchase activity; the company’s capital position; internal capital generation; and alternative potential investment opportunities. Federal law prohibits Cenveo from purchasing shares of its common stock from the date this proxy statement/prospectus is first disseminated to shareholders until completion of the special meeting of shareholders.

Cenveo’s timing, payment and amount of dividends (when, as and if declared by Cenveo’s board of directors out of funds legally available) remains subject to determination by Cenveo’s board of directors.  Cenveo has not paid a dividend on its common stock since its incorporation and does not anticipate paying dividends in the foreseeable future as the instruments governing a significant portion of its debt obligations limit its ability to pay common stock dividends.

In the period before completion of the merger, Nashua is not permitted by the merger agreement to declare, set aside, pay or make any dividend or other distribution or payment (whether in cash,

stock or other property) with respect to any shares of the capital stock or any other voting securities of Nashua.

The payment, timing and amount of dividends by Cenveo or Nashua on their common stock in the future, either before or after the merger is completed, are subject to the determination of each company’s respective board of directors and depend on cash requirements, contractual restrictions, its financial condition and earnings, legal and regulatory considerations and other factors.  See “Recent Developments” on page 11 for more information concerning dividends.

INFORMATION ABOUT CENVEO

Cenveo is a Colorado corporation that was incorporated in 1997 as the successor to Mail-Well, Inc., a Delaware corporation.  It is the third largest diversified printing company in North America, according to the December 2008 Printing Impressions 400 report.  Cenveo’s portfolio of products includes envelope, form and label manufacturing, commercial printing and packaging and publisher offerings.  It operates from a global network of over 70 printing and manufacturing, content management and distribution facilities, which serve a diverse base of over 100,000 customers.

Cenveo’s principal executive offices are located at One Canterbury Green, 201 Broad Street, Stamford, CT 06901.

INFORMATION ABOUT NASHUA

BUSINESS OF NASHUA

General

Nashua is a manufacturer, converter and marketer of labels and specialty papers. Nashua’s primary products include thermal and other coated papers, wide-format papers, pressure-sensitive labels, tags, and transaction and financial receipts.

Nashua is incorporated in Massachusetts.  Nashua’s principal executive offices are located at 11 Trafalgar Square, Suite 201, Nashua, New Hampshire 03063, and Nashua’s telephone number is (603) 880-2323.  Nashua’s Internet address is www.nashua.com.  Copies of Nashua’s reports, including Nashua’s annual report on Form 10-K, Nashua’s quarterly reports on Form 10-Q, Nashua’s current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, can all be accessed from Nashua’s website free of charge and immediately after filing with the SEC.  Nashua is subject to the informational requirements of the Exchange Act, and, accordingly, files reports, proxy statements and other information with the Securities and Exchange Commission.  Such reports, proxy statements and other information can be read and copied at the public reference facilities maintained by the SEC at the Public Reference Room, 100 F Street, NE, Washington, D.C. 20549.  Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.  The SEC maintains a website (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC.  References in this subsection titled “Information About Nashua” to the “company” or to “Nashua” refer to Nashua Corporation and its consolidated subsidiaries, unless the context requires otherwise.

Operating Segments

Set forth below is a brief summary of each of Nashua’s two operating segments together with a description of their more significant products, competitors and operations.  Nashua’s two operating segments are:

(1) Label Products

(2) Specialty Paper Products

Additional financial information regarding Nashua’s business segments is contained in Nashua’s Management’s Discussion and Analysis of Financial Condition and Results of Operations on page 82, and Note 12 to Nashua’s Consolidated Financial Statements on page F-34.

Label Products Segment

Nashua’s Label Products segment converts, prints and sells pressure-sensitive labels, radio frequency identification (RFID) labels and tickets and tags to distributors and end-users. Nashua’s Label Products segment’s net sales were $105.1 million, $115.5 million and $109.7 million for the years ended December 31, 2008, 2007 and 2006, respectively.

Nashua’s pressure-sensitive labels and tags are used in a variety of applications including supermarket weighscale, retail shelf marking, prescription fulfillment, inventory control and tracking, automatic identification, event ticketing, and address labels. Nashua is a major supplier of labels to the grocery, retail, manufacturing and transportation market segments. Nashua also supplies tickets used in cinema and entertainment venues. Nashua’s RFID products are utilized for inventory control, tracking and automatic identification.

Nashua sells labels directly to end users and through distributors.  Nashua’s sales force includes both inside and outside representatives calling on existing and prospective customers.  Nashua participates in many on-line auctions and other bidding opportunities against numerous competitors.

The label industry is price-sensitive and competitive.  Nashua competes with various label converters with similar capabilities.  There is overcapacity throughout the industry and a decreased demand from current and potential customers due to the slowness in the economy. These business conditions have created tremendous downward pressure on pricing and profit margin. Nashua is a leading supplier among numerous competitors in the United States. Competitors in this segment include R. R. Donnelley & Sons Company, NCR Corporation, Corporate Express, and Hobart Corporation, a subsidiary of Illinois Toolworks, as well as numerous regional converters.

Nashua depends on outside suppliers for most of the raw materials used by Nashua’s Label Products segment. Primary materials used in producing Nashua’s products include laminated pressure sensitive materials and tag materials, RFID inlays and inks. Thermal and non-thermal base papers constitute a large percentage of the raw material cost for Nashua’s products. As a result, Nashua’s costs and market pricing are heavily impacted by changes in thermal and other paper costs. Nashua purchases materials from multiple suppliers and believes that adequate quantities of supplies are available. However, for some important raw materials, such as certain laminated papers and inks, Nashua obtains supplies from a few vendors. There is no current or anticipated supply disruption, but a future supply disruption could negatively impact Nashua’s operations until an alternate source of supply could be qualified. Additionally, there can be no assurance that Nashua’s future operating results would not be adversely affected by either future increases in the cost of raw materials or the curtailment of supply of raw materials or sourced products. Suppliers of materials into this segment include Avery Dennison, Raflatac, Nashua’s Specialty Paper segment and other regional laminators and paper coaters.

Specialty Paper Products Segment

Nashua’s Specialty Paper Products segment coats, converts, prints and sells papers and films. Products produced by Nashua’s Specialty Paper Products segment include thermal papers, dry-gum papers, heat seal papers, bond papers, wide-format media papers, small rolls, financial receipts, point-of-sale receipts, retail consumer products and ribbons. Nashua’s Specialty Paper Products segment’s net sales were $162.3 million, $160.3 million and $162.5 million for the years ended December 31, 2008, 2007 and 2006, respectively.

Thermal papers develop an image upon contact with either a heated stylus or a thermal print head. Thermal papers are used in point-of-sale printers, package identification systems, gaming and airline ticketing systems, facsimile machines, medical and industrial recording charts and for conversion to labels. Nashua coats and sells large roll thermal papers primarily to printers, laminators and converters.

 Nashua sells specialty paper directly to end users, distributors and value added resellers. Nashua’s sales force consists of outside representatives calling on existing and prospective customers. Nashua competes with various specialty paper converters and coaters with similar capabilities.  There is overcapacity throughout the industry and a decreased demand from current and potential customers due to the slowness in the economy. These business conditions have created tremendous downward pressure on pricing and profit.   Nashua is a smaller competitor in this segment than other competitors.  Competitors in the large roll thermal papers market include companies such as Appleton Papers, Inc. and Ricoh Corporation, as well as other manufacturers in the United States, Asia and Europe.

Dry-gum paper is coated with a moisture-activated adhesive. Nashua sells dry-gum paper primarily to fine paper merchants, business forms manufacturers and paper manufacturers, who convert it into various types of labels. Products are distributed directly to Nashua’s customers. The use of dry-gum products is declining as these products are being replaced by pressure sensitive products. There are fewer manufacturers of the dry-gum product due to its decline in the market place. Nashua’s sales representatives make sales calls directly to its dry-gum customers and prospects. Nashua’s major competitor in the dry-gum label market is Troy Laminating and Coating, Inc. Nashua’s understanding is that Troy Laminating and Coating, Inc.’s sales representatives call directly on the same set of customers and prospects as Nashua. Typically, Nashua and Troy will bid for the same business and will present proposals to the same customers for such business.

Nashua’s heat seal papers are coated with an adhesive that is activated when heat is applied. Nashua sells these products primarily to fine paper merchants who, in turn, resell them to printers who convert the papers into labels for use primarily in the pharmaceutical industry. The heat seal business is mainly dominated by in-mold applications. Nashua participates in a small portion of the market which is not related  to in-mold applications. Nashua is not a major vendor in the heat seal market as Nashua tends to participate in the commodity portion of the business. Heat seal papers are also used in bakery, meat packaging and other barcode applications.

Small rolls of bond, carbonless and thermal papers are used for such applications as point-of-sale receipts for cash registers, credit card verification systems, financial receipts for ATMs, teller systems and check processing systems, adding machine papers, and self-service kiosk applications, such as gas station pay-at-the-pump, casino/gambling and thermal facsimile for thermal fax printers. Certain of Nashua’s small roll products contain security features utilized in loss prevention applications. Nashua sells converted small rolls to paper merchants, paper distributors, superstores, warehouse clubs, resellers and end-users. Small roll brands include Perfect Print and IBM.

Nashua sells small rolls directly to end users and distributors.  Nashua’s sales force includes both inside and outside representatives calling on existing and prospective customers.  Nashua participates in many on-line auctions and other bidding opportunities against numerous competitors. Nashua competes with various small roll converters with similar capabilities.  There is overcapacity throughout the industry and a decreased demand from current and potential customers due to the slowness in the economy. These business conditions have created tremendous downward pressure on pricing and profit.  In the past year, overall retail industry sales have trended downward due to economic factors.   Nashua is a leading supplier in this segment.  Nashua’s major competitors in the small roll market include NCR Corporation, R. R. Donnelley & Sons Company, and several regional converters.

Wide-format media papers are premium quality coated and uncoated bond and ink jet papers untreated or treated with either resin or non-resin coatings. Nashua sells wide-format media papers to merchants, resellers, print-for-pay retailers and end-users for use in graphic applications, signs, engineering drawings, posters and for the reproduction of original copies. Products are sold both to end users and to distributors for sale to their customers.  Nashua’s sales force consists of outside representatives calling on existing and prospective customers.  Nashua participates in bidding opportunities against numerous competitors.  The wide-format market is dependent upon the construction industry.  Nashua has seen a decline in the sales of wide-format products due to the national decline of sales in the housing and construction industry.  Nashua is an average size competitor in this segment.  Nashua’s primary competitors in the wide-format papers market include several regional converters.

Nashua depends on outside suppliers for the raw materials used by Nashua’s Specialty Paper Products segment. Primary raw materials include paper, chemicals used in producing the various coatings that Nashua applies, inks and ribbons. Paper constitutes a large percentage of the raw material cost for Nashua’s products and Nashua’s competitors’ products. As a result, Nashua’s costs and market pricing are heavily impacted by changes in paper costs. Generally, Nashua purchases materials from multiple suppliers. However, Nashua purchases some raw materials for specific coated product applications from a single supplier. Sole suppliers of raw materials, mainly chemicals, to Nashua’s Specialty Paper Products Segment are as follows: Nagase America, Marubeni Specialty Chemical Inc., Sumitomo Corp. of America, Rohm and Haas Company, The M.F. Cachat Co., CIBA, Tate and Lyle Ingredients, Mitsui & Company (USA) Inc, ChemDesign Corp., TMC Materials, Shamrock Technologies, Inc., Miljac Inc., OilChem Inc., DH Litter Company, Hercules Incorporated, RT Vanderbilt Co. Inc, Specialty Minerals Inc., Univar USA Inc., DSM Neo Resins, EW Kaufmann Company, BASF Corp, Lubrisol, DN Lukens, Inc., U.S. Polymers / Accurex LLC, N E Resins and Pigments, Clariant Corporation, Honeywell, Michelman Inc., H.M. Royal Inc., Dewolf Chemical Inc., Van Horn, Metz & Co., Resinall Corporation, Northern Products Inc. and Monson Companies. While there is no current or anticipated supply disruption, a future supply disruption could negatively impact Nashua’s operations until an alternate source of supply could be qualified. There can be no assurance that Nashua’s future operating results would not be adversely affected by future increases in either the cost of raw materials or the curtailment of supply of raw materials or sourced products. Major suppliers of specialty paper products include Koehler Paper Group, Appleton Papers, Inc., NewPage Corporation and Domtar, Inc.

The decline in the use of dry-gum and heat seal will both lower sales and margins. Dry gum product usage is declining as those papers are mainly used by paper mills and the paper industry is realizing lower sales due to the economic environment. Dry-gum paper sales were  approximately 2% of the company’s total sales in 2008. Nashua is a small player in the overall heat seal market. Heat seal papers represented less than 1% of total Nashua sales in 2008. Carbonless papers, bond papers and ribbon products are being impacted by technological changes whereby these products are being replaced by thermal printers and thermal papers. To the extent they are substituted for thermal products, sales and margins should not be impacted. Sales of carbonless and bond papers and ribbon products represented  approximately 8% of Nashua’s 2008 sales.

Future sales and profitability for these product lines depend on Nashua’s ability to maintain current prices and retain and increase Nashua’s market share in these declining markets.

Information About Major Customers and Products

Nashua’s 2008 net revenues for the Specialty Paper Products segment include sales of Nashua’s thermal point-of-sale (POS) rolls to Wal-Mart and Sam’s Club. Sam’s Club is owned by Walmart. The combined Wal-Mart and Sam’s Club sales accounted for 11 percent of Nashua’s consolidated net revenues in 2008. While no other customer represented 10 percent of Nashua’s consolidated net revenues in 2008, both of Nashua’s segments have significant customers. The loss of Wal-Mart and Sam’s Club or any other significant customer or the loss of sales of Nashua’s POS rolls could have a material adverse effect on Nashua or Nashua’s segments.

Nashua’s 2007 net revenues for the Label Products segment include sales of Nashua’s automatic identification labels to Federal Express Corporation (FedEx). FedEx sales were 12 percent of Nashua’s consolidated net revenues for 2007.

Intellectual Property

Nashua’s ability to compete may be affected by Nashua’s ability to protect its proprietary information, as well as its ability to design products outside the scope of its competitors’ intellectual property rights.  Nashua holds a limited number of U.S. and foreign patents for Nashua’s continuing operations, of which one is related to Nashua’s Label Products segment and seven are related to Nashua’s Specialty Paper Products segment, expiring in various years between 2009 and 2023.  There can be no assurance that Nashua’s patents will provide meaningful protection, nor can there be any assurance that third parties will not assert infringement claims against Nashua or its customers in the future.  If one of Nashua’s products was ruled to be in violation of a competitor’s intellectual property rights, Nashua could be required to expend significant resources to develop non-infringing alternatives or to obtain required licenses.  There can be no assurance that Nashua could successfully develop commercially viable alternatives or that Nashua could obtain necessary licenses.  Additionally, litigation relating to infringement claims could be lengthy or costly and could have an adverse material effect on Nashua’s financial condition or results of operations regardless of the outcome of the litigation.

Manufacturing Operations

Nashua operates manufacturing facilities in the following locations:

•	Merrimack, New Hampshire

•	Omaha, Nebraska

•	Jefferson City, Tennessee

•	Vernon, California

Nashua’s New Hampshire, Nebraska and California facilities are unionized.  Nashua has union contracts with its hourly employees at the New Hampshire site that expire in 2009.  The union contracts for the California and Nebraska sites expire in 2011 and 2012, respectively.  There can be no assurance that future operating results will not be adversely affected by changes in either Nashua’s labor wage rates or productivity.

Research and Development

Nashua’s research and development efforts have been instrumental in the development of many of Nashua’s products.  Nashua directs its research efforts primarily toward developing new products and processes and improving product performance, often in collaboration with Nashua’s customers.  Nashua’s research and development efforts are focused primarily on new thermal coating applications for Nashua’s Specialty Paper Products and Label Products segments and RFID products for Nashua’s Label Products segment.  Nashua’s research and development expenditures were $.7 million in 2008, $.8 million in 2007, and $.6 million in 2006.

Environmental Matters

Nashua and its competitors are subject to various environmental laws and regulations.  These include the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act, commonly known as “CERCLA,” the Resource Conservation and Recovery Act, commonly known as “RCRA,” the Clean Water Act and other state and local counterparts of these statutes.  Nashua believes that its operations have operated and continue to operate in compliance with applicable environmental laws and regulations.  Nevertheless, Nashua has received notices of alleged environmental violations in the past and Nashua could receive additional notices of alleged environmental violations in the future.  Violations of these environmental laws and regulations could result in substantial fines and penalties.  Historically, Nashua has addressed and/or attempted to remedy any alleged environmental violation upon notification.

Nashua’s pre-tax expenditures for compliance with environmental laws and regulations for continuing and discontinued operations were $.2 million in 2008 and $.3 million in 2007.  Additionally, for sites which Nashua has received notification of the need to remediate, Nashua has assessed its potential liability and has established a reserve for estimated costs associated with the remediation.  At December 31, 2008, Nashua’s reserve for potential environmental liabilities was $.7 million for continuing operations.  However, liability of potentially responsible parties under CERCLA and RCRA is joint and several, and actual remediation expenses at sites where Nashua is a potentially responsible party could either exceed or be below Nashua’s current estimates.  Nashua believes, based on the facts currently known to it, insurance coverage and the environmental reserve recorded, that Nashua’s estimated remediation expense and on-going costs of compliance with environmental laws and regulations are not likely to have a material adverse effect on Nashua’s consolidated financial position, results of operations, capital expenditures or Nashua’s competitive place in the market.

Executive Officers

Listed below are Nashua’s executive officers as of March 13, 2009. No family relationships exist among Nashua’s executive officers.

Name	Age	Position
Thomas G. Brooker	50	President and Chief Executive Officer
John L. Patenaude	59	Vice President — Finance, Chief Financial Officer and Treasurer
Margaret M. Callan	42	Corporate Controller and Chief Accounting Officer
Donald A. Granholm	54	Vice President — Supply Chain and Human Resources Management
Thomas M. Kubis	48	Vice President of Operations
William Todd McKeown	43	Vice President of Sales and Marketing
Michael D. Travis	49	Vice President of Marketing

Mr. Brooker has been Nashua’s President and Chief Executive Officer since May 2006.  Prior to joining Nashua, Mr. Brooker was a partner in Brooker Brothers LLC (a real estate development company) from December 2004 to May 2006.  He served as Group President — Forms, Labels and Office Products of Moore Wallace, a label and printing company and a subsidiary of R.R. Donnelley & Sons Company, a provider of print and related services, from January 2004 through November 2004.  From May 2003 to December 2003, Mr. Brooker served as Executive Vice President of Sales for Moore Wallace Incorporated.  From May 1998 through May 2003, Mr. Brooker served as Corporate Vice President of Sales for Wallace Computer Services, Inc.

Mr. Patenaude has been Nashua’s Vice President — Finance and Chief Financial Officer since May 1998. In addition, since August 2000 and from May 1998 to October 1999, Mr. Patenaude has served as Treasurer.

Ms. Callan has been Nashua’s Corporate Controller and Chief Accounting Officer since May 2003.  She served as Nashua’s Director of Strategic Planning and Analysis from January 2001 to May 2003.

Mr. Granholm has been Nashua’s Vice President — Supply Chain and Human Resources Management since July 2008 and an executive officer since May 2007.  He served as Vice President — Supply Chain Management from September 2006 to July 2008.  From January 1995 to September 2006, Mr. Granholm was Vice President — Transportation Network Planning for DHL Worldwide Express.

Mr. Kubis has been Nashua’s Vice President of Operations since August 2006.  From May 2004 to August 2006, he served as Vice President of Manufacturing for Nashua’s Label Products segment.  From July 2003 to May 2004, Mr. Kubis served as Vice President of Manufacturing for Nashua’s Label Products facility in Tennessee.  From August 1996 to July 2003, Mr. Kubis served as Plant Manager, Label Manufacturing Division, at Wallace Computer Services, Inc., a subsidiary of Moore Corporation Limited (predecessor of R.R. Donnelley & Sons Company).

Mr. McKeown has been Nashua’s Vice President of Sales and Marketing since September 2006.  From February 2005 to June 2006, Mr. McKeown was Vice President of Sales and Marketing for Interlake Material Handling, Inc., a manufacturer of storage rack products.  From January 2004 to November 2004, Mr. McKeown served as Senior Vice President of Sales of Moore Wallace North

America.  From 2001 to February 2003, he served as Vice President of Corporate Accounts for Wallace Computer Services, Inc.

Mr. Travis has been Nashua’s Vice President of Marketing since October 2006.  He served as Vice President and General Manager of manufacturing operations in Jefferson City, Tennessee for Nashua’s Label Products division from May 2002 to October 2006.

Nashua’s executive officers are generally appointed to their offices each year by Nashua’s board of directors shortly after the Annual Meeting of Nashua’s Shareholders.

Employees

Nashua had 659 full-time employees at February 6, 2009.  Approximately 200, or 30.4 percent, of Nashua’s employees are members of one of several unions, principally the United Steelworkers of America.  Nashua believes its employee relations are satisfactory.

Nashua’s significant labor agreements include:

Union	Approximate # of Employees Covered	Location	Expiration Date
United Steelworkers of America	98	Omaha, NE	March 31, 2012
United Steelworkers of America	69	Merrimack, NH	July 5, 2009
United Commercial Food Workers	33	Vernon, CA	March 7, 2011

Properties

All of Nashua’s manufacturing facilities are located in the United States.  Nashua believes that its manufacturing facilities are in good operating condition and suitable for the production of its products. Nashua has excess manufacturing space in some locations. Nashua’s corporate headquarters is located in a leased facility in Nashua, New Hampshire. The lease for Nashua’s corporate offices expires on May 31, 2011.

Nashua’s principal facilities are listed below by operating segment, location and principal products produced. Except as otherwise noted, Nashua owns each of the facilities listed.

	Total
Location	Footage	Nature of Products Produced

Corporate
Nashua, New Hampshire (leased)	8,000	none (corporate offices)
Park Ridge, Illinois (leased)	11,000	none (administrative offices)
Specialty Paper Products Segment
Merrimack, New Hampshire (leased)	156,000	paper products
Jefferson City, Tennessee	198,000	paper products
Vernon, California (leased)	61,000	paper products
Label Products Segment
Omaha, Nebraska	170,000	label products
Jefferson City, Tennessee	60,000	label products
Jacksonville, Florida (leased)	42,000	none (unused)

NASHUA’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION

Overview

Nashua’s continuing operations include results of Nashua’s Label Products and Specialty Paper Products segments.

Nashua’s net sales decreased to $264.9 million in 2008 compared to $272.8 million in 2007. Nashua’s gross margin percentage decreased to 14.9 percent in 2008 compared to 17.7 percent in 2007. Nashua’s selling and distribution expenses increased $1.8 million and  administrative expenses decreased $2.1 million in 2008. Nashua’s results from continuing operations before income taxes decreased to a loss of $16.4 million in 2008 compared to income of $6.5 million in 2007. These financial results are further discussed in the Consolidated Results of Operations.

Nashua’s sales are impacted by economic conditions and as such Nashua’s earnings are subject to volatility based on the economic conditions. Nashua is positioned to maintain profitability and minimize sales decline in 2009 as Nashua believes that retail sales will continue to decline in 2009. In order to achieve the sustainability of earnings Nashua took significant steps in 2008, as outlined below, to reduce Nashua’s cost structure.

Nashua expects total sales to decline slightly in 2009 due to economic conditions. Nashua expects the Label Products segment sales to increase in the upcoming year as Nashua believes they will capture greater market share through the addition of significant new customers and increases in the pharmacy and retail shelf product line sales. While Nashua expects sales growth, it expects the gross profit margins in the Label Products segment to be negatively impacted by increased waste cost and increased operator training cost associated with the label plant consolidation project. Nashua expects sales in its Specialty Paper Products segment to decline as overall sales in the retail industry decline due to unfavorable economic conditions. Nashua also expects competitive pricing pressures to continue as Nashua and its competitors compete for volume in a shrinking market as a result of declining retail sales. Profit margins in Nashua’s Specialty Paper Products segment are expected to decline due to the anticipated sales volume decreases.

Nashua continues to face challenges due to plant overcapacity and overall pricing strategies in the marketplace. The actions taken during the year to lower cost should allow Nashua to continue to operate profitably but the direction of the overall economy could impact Nashua negatively and reduce profitability. Nashua believes that the change in the economy has created a certain irrationality in the market place and that, if the economy improves, Nashua is in a position to grow profitably.

One of Nashua’s major expenses is the pension cost associated with Nashua’s defined benefit plans which are frozen. Funding of these plans was negatively impacted in 2008 by the conditions in the financial markets. As a result, the underfunding of the plans increased by approximately $20 million at December 31, 2008. The underfunding of these plans and the conditions of the financial markets could negatively impact both Nashua’s cost structure and liquidity in future years.

During 2008, Nashua:

•	closed the Cranbury, New Jersey facility in the Specialty Paper Products segment.

•	replaced certain leased distribution centers with public warehouses.

•	incurred a $14.1 million goodwill impairment charge in the third quarter of 2008 related to the Specialty Paper Products segment.

•	closed the Jacksonville, Florida facility and consolidated operations into the Tennessee and Nebraska facilities in the Label Products segment.

•	streamlined the workforce and eliminated 25 positions in the selling, general and administrative areas, which resulted in the recognition of $1.1 million of associated severance expense.

•	incurred a tax charge of $4.3 million in the fourth quarter as a result of increasing the valuation reserve on deferred tax assets.

•	announced to employees not covered by contractual agreements that Nashua would suspend matching contributions to its defined contribution 401(k) plan.

In March 2009, Nashua entered into an amendment to its credit facility with Bank of America that, among other things, changed the termination date of the agreement to March 29, 2010 from

March 30, 2012, reduced the amount of the revolving credit facility from $28 million to $15 million until June 30, 2009 and $17 million thereafter, increased the interest rate on borrowings to LIBOR plus 335 basis points or prime plus 110 basis points, and limited Nashua’s annual capital expenditures to $2 million. Pursuant to the amendment, Bank of America waived Nashua’s non-compliance with the fixed charge coverage ratio and the funded debt to adjusted EBITDA ratio on financial covenants at December 31, 2008, and amended the terms of those covenants for the quarter ending April 3, 2009 and subsequent periods.

Recent Development

On May 6, 2009, Nashua entered into an Agreement and Plan of Merger with Cenveo, Inc. and NM Acquisition Corp., a wholly owned subsidiary of Cenveo, referred to as Merger Sub, pursuant to which either: (i)  Merger Sub will merge with and into Nashua, and Nashua will continue as the surviving entity, or (ii) under certain circumstances, Nashua will merge with and into Merger Sub, and Merger Sub will continue as the surviving entity (either (i) or (ii), as applicable, referred to as the merger).  Upon consummation of the merger, the surviving entity will be a wholly owned subsidiary of Cenveo.  Consummation of the merger is subject to the approval of the merger agreement by Nashua’s shareholders. The merger is expected to close during the third quarter of 2009.

At the effective time of the merger, referred to as the effective time, each issued and outstanding share of Nashua’s common stock, other than shares owned by Cenveo or Merger Sub, will be converted into the right to receive (i) $0.75 in cash without interest, referred to as the cash consideration, and (ii) a number of shares of Cenveo’s common stock, referred to as the stock consideration and together with the cash consideration, the merger consideration, equal to the quotient obtained by dividing $6.130 by the volume-weighted average price per share of Cenveo common stock on fifteen days selected by lot out of the 30 trading days ending on and including the second trading day immediately prior to the closing date of the merger (that average is referred to as the Cenveo stock measurement price). However, in the event that such average is equal to or less than $3.750, then Nashua’s shareholders will receive 1.635 shares of Cenveo common stock per share of Nashua stock, and in the event that such average is equal to or greater than $5.25, then Nashua’s shareholders will receive 1.168 shares of Cenveo common stock per share of Nashua stock.

At the effective time of the merger, each unvested share of Nashua’s common stock subject to restrictions contained in a restricted stock award agreement made pursuant to one of Nashua’s stock plans, referred to as restricted shares, will be cancelled and converted and will be exchanged for the merger consideration in the same manner as Nashua’s common stock. The merger consideration issued with respect to the restricted shares will remain subject to the same terms and conditions set forth in the applicable stock plan.  Any cash payments to be made with respect to the restricted shares will only be made upon the attainment of certain adjusted performance targets with respect to Cenveo common stock, as specified in the merger agreement.

Also at the effective time, each outstanding option to purchase Nashua’s common stock granted under certain of Nashua’s stock plans will be assumed by Cenveo. Each such outstanding option shall be exercisable for shares of Cenveo common stock in accordance with a formula set forth in the merger agreement.

Consolidated Results of Operations For the First Quarter of 2009 and the First Quarter of 2008

	First Quarter	First Quarter
	2009	2008

	(in millions)
Net sales	$62.5	$63.9
Gross margin (% of net sales)	14.2%	15.4%
Distribution expenses	$2.8	$3.4
Selling expenses	$2.6	$2.9
General and administrative expenses	$3.6	$3.8
Research and development expenses	$.2	$.2
Interest expense, net	$.3	$.5
Other income	$(.2)	$(.3)
Loss before income taxes	$(.3)	$(.6)
Net loss	$(.3)	$(.4)

Depreciation and amortization	$1.0	$1.1
Investment in plant and equipment	$.2	$.5

Nashua’s net sales decreased $1.4 million, or 2.2 percent, to $62.5 million for the first quarter of 2009 compared to $63.9 million for the first quarter of 2008.  The decrease was due to decreased sales in Nashua’s Specialty Paper Products segment which more than offset increased sales in Nashua’s Label Products segment.

Nashua’s gross margin as a percentage of net sales decreased to 14.2 percent for the first quarter of 2009 compared to 15.4 percent for the first quarter of 2008.  The decrease was due to decreased margin percentages in both Nashua’s Label Products and Specialty Paper Products segments.  Gross margin decreased $1.0 million to $8.9 million for the first quarter of 2009 compared to $9.9 million for the first quarter of 2008 which was the result of lower margins in both Nashua’s Label Products and Specialty Paper Products segments.

Distribution expenses decreased $.6 million to $2.8 million for the first quarter of 2009 compared to $3.4 million for the first quarter of 2008.  The decrease was primarily due to the closure of Nashua’s Cranbury, New Jersey distribution facility, which occurred in the second quarter of 2008, lower fuel prices and lower sales volume.  As a percentage of sales, distribution expenses decreased from 5.3 percent for the first quarter of 2008 to 4.5 percent for the first quarter of 2009.

Selling expenses decreased $.3 million from $2.9 million for the first quarter of 2008 to $2.6 million for the first quarter of 2009.  The decrease was primarily the result of lower salary and employee benefit costs due to reduced headcount and lower commission and travel expenses.  As a percentage of sales, selling expenses decreased from 4.5 percent for the first quarter of 2008 to 4.2 percent for the first quarter of 2009.

General and administrative expenses decreased $.2 million from $3.8 million for the first quarter of 2008 to $3.6 million for the first quarter of 2009.  The decrease was primarily due to lower salary and employee benefit costs related to reduced headcount and lower professional fees.  As a percentage of sales, general and administrative expenses decreased from 5.9 percent for the first quarter of 2008 to 5.8 percent for the first quarter of 2009.

Research and development expenses remained relatively unchanged at $.2 million for first quarters of both 2008 and 2009.

Net interest expense decreased $.2 million to $.3 million for the first quarter of 2009 compared to $.5 million for the first quarter of 2008.  The decrease was primarily the result of $.2 million decrease in the expense related to the change in fair value of Nashua’s interest rate swap.

Other income decreased $0.1 million to $.2 million for the first quarter of 2009 compared to $.3 million for the first quarter of 2008.  The decrease was due to a decrease in royalty income related to Nashua’s sale of toner formulations.

The estimated annual effective income tax rate for continuing operations was zero percent for the first quarter of 2009 and 40.1 percent (benefit) for the first quarter of 2008.  The estimated rates for 2008 are higher than the U.S. statutory rate principally due to the impact of state income taxes.  Nashua increased the valuation reserve in the first quarter of 2009 to offset the tax benefit of the loss.

Nashua’s net loss for the first quarter of 2009 was $.3 million, or $0.06 per share, compared to a net loss of $.4 million, or $0.07 per share, for the first quarter of 2008.

Results of Operations by Reportable Segment For the First Quarter of 2009 and the First Quarter of 2008

Label Products Segment

	First Quarter	First Quarter
	2009	2008

	(in millions)
Net sales	$27.2	$26.0
Gross margin %	10.6%	14.6%

Depreciation and amortization	$.4	$.5
Investment in plant and equipment	$.1	$.1

Net sales for Nashua’s Label Products segment increased $1.2 million, or 4.6 percent, to $27.2 million for the first quarter of 2009 compared to $26.0 million for the first quarter of 2008.  The increase is primarily due to increases of $1.0 million in Nashua’s pharmacy product line, $1.1 million in Nashua’s automatic identification product line as the result of net business gains, $.3 million in Nashua’s ticket product line and $.4 million in miscellaneous other product lines, offset by decreases of $.9 million in Nashua’s supermarket scale product line due to the loss of business, $.4 million in Nashua’s retail shelf product line and $.3 million in Nashua’s EDP product line.

Gross margin for Nashua’s Label Products segment decreased $.9 million to $2.9 million for the first quarter of 2009 compared to $3.8 million for the first quarter of 2008.  As a percentage of net sales, the gross margin percentage decreased from 14.6 percent for the first quarter of 2008 to 10.6 percent for the first quarter of 2009.  The decrease in gross margin was primarily attributable to increased manufacturing expenses, including overtime related to employee training, higher material waste, and repair and maintenance cost related to the transfer of the Jacksonville, Florida manufacturing operations into Nashua’s Jefferson City, Tennessee and Omaha, Nebraska manufacturing centers. The incremental cost relates to the learning curve for products which were not previously manufactured in the Nebraska and Tennessee locations.

Specialty Paper Products Segment

	First Quarter	First Quarter
	2009	2008

	(in millions)
Net sales	$35.8	$38.6
Gross margin %	15.1%	15.3%

Depreciation and amortization	$.5	$.5
Investment in plant and equipment	$.1	$.1

Net sales for Nashua’s Specialty Paper Products segment decreased $2.8 million, or 7.3 percent, to $35.8 million for the first quarter of 2009 from $38.6 million for the first quarter of 2008.  The decrease is primarily the result of decreases of $1.9 million in Nashua’s Wide Format product line as a result of softness in the construction industry, $.4 million in Nashua’s dry gum product line and $.4 million in

Nashua’s heat seal product line and $1.4 million in other product lines.  The decreases were partially offset by increases of $.5 million in Nashua’s IBM branded products, $.4 million in Nashua’s thermal point of sale product line and $.4 million in Nashua’s thermal ticket and tag product line as the result of increased business to existing customers.

Gross margin for Nashua’s Specialty Paper Products segment decreased $.5 million to $5.4 million for the first quarter of 2009 from $5.9 million for the first quarter of 2008.  As a percentage of net sales, the gross margin percentage decreased from 15.3 percent for the first quarter of 2008 to 15.1 percent for the first quarter of 2009.  The decrease in gross margin was primarily due to the volume shortfall and competitive pricing in the marketplace.

Consolidated Results of Operations for the Fiscal Years Ended December 31, 2008 and December 31, 2007

	For the years ended December 31,		2008 vs. 2007
	2008	2007	Dollar Change	Percent Change
	(In millions)

Net sales
Label Products	$105.1	$115.5	$(10.4)	(9.0)
Specialty Paper Products	162.3	160.3	2.0	1.2
Other	4.4	4.1	.3	7.3
Eliminating	(6.9)	(7.1)	.2	2.8
Consolidated net sales	264.9	272.8	(7.9)	(2.9)
Gross margin
Label Products	13.3	21.0	(7.7)	(36.7)
Specialty Paper Products	25.3	26.5	(1.2)	(4.5)
Other	.8	.7	.1	14.3
Consolidated gross margin	39.4	48.2	(8.8)	(18.3)
Gross margin %	14.9%	17.7%	—	—
Selling and distribution expenses	25.9	24.1	1.8	7.5
General and administrative expenses	14.9	17.0	(2.1)	(12.4)
Research and development expenses	.7	.8	(.1)	(12.5)
Other income	(1.0)	(1.2)	.2	16.7
Impairment of goodwill	14.1	—	14.1	100.0
Loss from equity investments	.2	.2	—	—
Interest expense, net	1.0	.9	.1	11.1
Income (loss) from continuing operations before income taxes	(16.4)	6.5	(22.9)	(352.3)
Income from discontinued operations, net of taxes	—	.3	(.3)	(100.0)
Net income (loss)	$(19.8)	$4.1	$(23.9)	(582.9)

Nashua’s net sales decreased $7.9 million to $264.9 million in 2008, from $272.8 million in 2007.

•
The decrease from 2007 to 2008 was primarily due to a $10.4 million decrease in sales in Nashua’s Label Products segment partially offset by a $2.0 million increase in sales in Nashua’s Specialty Paper Products segment.

•	Net sales for both of Nashua’s business segments are discussed in detail below under “Results of Operations by Operating Segment for the Fiscal Years Ended December 31, 2008 and December 31, 2007.”

Nashua’s gross margin was $39.4 million in 2008 compared to $48.2 million in 2007. Nashua’s gross margin percentage decreased to 14.9 percent in 2008 from 17.7 percent in 2007.

•
The margin percent in 2008 compared to 2007 decreased in both of Nashua’s operating segments. The decreases were primarily attributable to lower sales volume in Nashua’s Label Products segment, the cost of closing Nashua’s Florida label facility and the integration of the Florida manufacturing into Nashua’s Tennessee and Nebraska label facilities, unfavorable sales mix and higher manufacturing costs in both of Nashua’s operating segments.

•
Gross margin changes for both of Nashua’s business segments are discussed in detail below under “Results of Operations by Operating Segment for the Fiscal Years Ended December 31, 2008 and December 31, 2007.”

Selling and distribution expenses increased to $25.9 million in 2008 from $24.1 million in 2007. As a percent of sales, selling and distribution expenses increased to 9.8 percent in 2008 from 8.8 percent in 2007.

•
The $1.8 million increase was due to an increase in distribution expenses of $1.9 million partially offset by a decrease in selling expenses of $.1 million. Distribution expenses increased primarily due to severance related to the closure of distribution facilities and the change in Nashua’s New Jersey facility from a manufacturing facility to a distribution facility in January 2008, the subsequent closure of the New Jersey distribution facility in July 2008 and the subsequent buyout of Nashua’s Cranbury, New Jersey lease in December 2008 within Nashua’s Specialty Paper Products segment. Selling expenses decreased primarily due to lower personnel costs as a result of reductions in workforce.

General and administrative expenses decreased $2.1 million to $14.9 million in 2008 from $17.0 million in 2007. As a percent of sales, general and administrative expenses were 5.6 percent in 2008 from 6.2 percent in 2007.

•
The decrease in general and administrative expenses in 2008 from 2007 was primarily due to lower management incentive cost, as well as reduced legal and pension expenses partially offset by severance charges related to a reduction in workforce and higher stock compensation expenses.

Research and development expenses decreased to $.7 million in 2008 from $.8 million in 2007. As a percent of sales, research and development expenses remained unchanged at 0.3 percent.

Other income decreased $.2 million to $1.0 million in 2008 from $1.2 million in 2007.

•	Other income in 2008 includes amortization of the deferred gain from the sale of New Hampshire real estate in 2006 and royalty income related to the 2006 sale of toner formulations

Loss from equity investments remained unchanged at $.2 million for 2008 and 2007. The losses related to Nashua’s investment in Tec Print, LLC.

The business climate related to the ongoing economic crisis and Nashua’s reliance on retail sales, banking activity and construction activity within Nashua’s Specialty Paper Products business caused it to re-evaluate its current projections as well as expected market multiples during the third quarter of 2008. As a result, Nashua performed an interim impairment test as of September 26, 2008, using a discounted cash flow model. Based on Nashua’s assessment, Nashua determined that the fair value of the reporting unit did not exceed the carrying value and therefore an impairment was necessary. The net book value of the reporting unit exceeded the fair value of the business and, after performing step 2 of the evaluation, Nashua has recorded the entire amount of $14.1 million as an impairment charge in 2008.

Net interest expense increased $.1 million to $1.0 million in 2008 from $.9 million in 2007. Nashua’s weighted average annual interest rate on long-term debt was 3.8 percent in 2008 compared to 5.5 percent in 2007. Nashua’s average balance on long-term debt decreased to $12.3 million in 2008.

•
The $.1 million increase in net interest expense was due to a $.2 million increase in expense related to the change in the fair value of Nashua’s interest rate swap and a $.1 million decrease in interest income partially offset by a $.2 million decrease in interest expense. The decrease in interest expense is the result of a reduction in debt as well as lower interest rates which also resulted in lower interest income. Nashua’s interest rate swap is discussed in detail under “Liquidity, Capital Resources and Financial Condition.”

Nashua’s loss from continuing operations before income taxes was $16.4 million in 2008 compared to income of $6.5 million in 2007.

•
The change in Nashua’s pre-tax income from 2007 to 2008 was primarily due to the $14.1 million expense for the impairment of goodwill in Nashua’s Specialty Paper Products segment in addition to charges related to the closure of Nashua’s Florida facility in Nashua’s Label Products segment, charges related to closure of its Cranbury, New Jersey facility and severance charges related to a reduction in workforce.

Nashua’s annual effective income tax rate from continuing operations was an expense of 20.5 percent in 2008 due to the impact of the goodwill impairment charge, state taxes and the valuation allowance on deferred tax assets. In the fourth quarter of 2008, Nashua recorded a valuation allowance in the amount of $4.3 million due to the uncertainty surrounding the recovery of Nashua’s deferred tax assets over the next several years. The annual effective income tax rate from continuing operations for 2007 was 40.6 percent which is higher than the U.S. statutory rate of 35 percent due to the impact of state taxes (4.8%) and an increase in the valuation reserve (3.0%) partially reduced by the impact of other non-deductible and deductible items (2.2%).

Nashua’s loss from continuing operations, net of income taxes, for 2008 was $19.8 million, or $3.65 per share, compared to income of $3.9 million, or $0.67 per share, for 2007.

Income from discontinued operations, net of taxes, for 2007 was $.3 million, or $0.05 per share. The results of Nashua’s discontinued operations for 2007 represent the reimbursement of Nashua’s legal fees related to the Cerion litigation which was dismissed by the courts.

Nashua’s net loss for 2008 was $19.8 million, or $3.65 per share, compared to net income of $4.1 million, or $0.72 per share, for 2007.

Results of Operations by Reportable Segment For the Fiscal Years Ended December 31, 2008 and December 31, 2007

Label Products Segment

	For the years ended December 31,		Dollar Change	Percent Change
	2008	2007	2008 vs. 2007	2008 vs. 2007
	(In millions)
Net sales	$105.1	$115.5	$(10.4)	(9.0)
Gross margin	13.3	21.0	(7.7)	(36.7)
Gross margin %	12.7%	18.2%	—	—

Net sales for Nashua’s Label Products segment decreased to $105.1 million in 2008, from $115.5 million in 2007.

•
The $10.4 million, or 9.0 percent, decrease in net sales in 2008 compared to 2007 resulted primarily from an $8.9 million decrease in Nashua’s automatic identification product line, a $2.0 million decrease in Nashua’s supermarket scale product line and a $1.6 million decrease in Nashua’s EDP product line. The decreases were partially offset by increases of $.9 million in Nashua’s ticket product line, $.9 million in Nashua’s RFID product line, $.2 million in Nashua’s pharmacy product line and $.1 million in Nashua’s prime label product line. The decrease in Nashua’s automatic identification product line was primarily the result of decreased volume from existing customers due to the impact of the economic downturn and the loss of a major customer. The decrease in Nashua’s supermarket scale product line was mainly the result of lost business.  The decrease in Nashua’s EDP product line resulted primarily from lost business due to Nashua’s customer’s conversion to alternate label technologies. The increase in Nashua’s ticket product line was primarily due to increased volume from new and existing customers.

Gross margin for Nashua’s Label Products segment decreased to $13.3 million in 2008, from $21.0 million in 2007. The gross margin percentage decreased to 12.7 percent in 2008 from 18.2 percent in 2007.

•
The gross margin decrease of $7.7 million in 2008 compared to 2007 was partially due to the lower sales volume and competitive pricing pressure on new business as well as overall increased spending. The gross margin in 2008 was unfavorably impacted by the recognition of a lease liability, severance and other expenses related to the closure of Nashua’s Jacksonville, Florida facility.  In addition to the plant closure cost, Nashua incurred manufacturing inefficiencies due to the transfer of business to Nashua’s Tennessee and Nebraska manufacturing facilities.

Specialty Paper Products Segment

	For the years ended December 31,		Dollar Change	Percent Change
	2008	2007	2008 vs. 2007	2008 vs. 2007
	(In millions)
Net sales	$162.3	$160.3	$2.0	1.2
Gross margin	25.3	26.5	(1.2)	(4.5)
Gross margin %	15.6%	16.5%	—	—

Nashua’s Specialty Paper Products segment reported net sales of $162.3 million in 2008 compared to net sales of $160.3 million in 2007.

•
The $2.0 million, or 1.2 percent, increase in net sales in 2008 compared to 2007 was primarily due to increased sales of $10.9 million in Nashua’s thermal point of sale product line mainly due to new business and increased sales to an existing customer. The increased point of sale thermal sales were partially offset by decreases of $2.4 million in Nashua’s wide-format product line, $1.5 million in Nashua’s thermal facesheet product line, $1.5 million in Nashua’s retail product line, $.8 million in Nashua’s heat seal product line, $.8 million in Nashua’s financial product line, $.6 million in Nashua’s core bond product line, $.4 million in Nashua’s ribbon product line and $.9 million in other miscellaneous product lines. The decrease in Nashua’s wide-format product line was the result of overall softness in the construction industry.  The thermal facesheet and retail product line decreases were primarily the result of lower sales to major customers.

Gross margin for Nashua’s Specialty Paper Products segment decreased to $25.3 million in 2008 compared to $26.5 million in 2007.  The gross margin percentage decreased to 15.6 percent in 2008 compared to 16.5 percent in 2007.

•
The gross margin percentage decrease in 2008 compared to 2007 was due primarily to raw material price increases in Nashua’s thermal facesheet product line, higher sales volume at lower selling prices partially offset by savings associated with the transformation of Nashua’s Cranbury, New Jersey facility from manufacturing to distribution.

Discontinued Operations

Discontinued operations includes the reimbursement of legal cost of $500,000 ($289,000 net of taxes) paid related to the Cerion litigation which was concluded in the quarter ended March 30, 2007.  Nashua’s asset balance related to discontinued operations included in Nashua’s Consolidated Balance Sheets as of December 31, 2008 and 2007 was $1.5 million which was included in other assets and consists primarily of Nashua’s 37.1 percent interest in the Cerion Technologies Liquidating Trust, a trust established pursuant to the liquidation of Cerion Technologies Inc., formerly a publicly held company. Cerion ceased operations during the fourth quarter of 1998 and will liquidate upon resolution of legal matters.

Quarterly Operating Results

Nashua’s quarterly operating results from continuing operations based on its use of 13-week periods are as follows:

	For the Quarter Ended
	Unaudited	Unaudited	Unaudited	Unaudited
	3/28/08	6/27/08	9/26/08	12/31/08
	(In thousands, except per share data)

2008
Net sales	$63,926	$67,003	$66,239	$67,735
Gross margin	9,858	11,327	10,558	7,662
Net income (loss)(1)	(353)	300	(13,689)	(6,022)
Earnings per common share:
Net income (loss)	(0.07)	0.06	(2.52)	(1.11)
Net income (loss), assuming dilution	(0.07)	0.05	(2.52)	(1.11)
2007
Net sales	$65,169	$67,688	$67,610	$72,332
Gross margin	11,449	12,298	11,564	12,943
Income from continuing operations	637	1,252	852	1,110
Income from discontinued operations	289	—	—	—
Net income	926	1,252	852	1,110
Earnings per common share:
Continuing operations	0.10	0.21	0.16	0.20
Discontinued operations	0.05	—	—	—
Net income	0.15	0.21	0.16	0.20
Continuing operations, assuming dilution	0.10	0.20	0.16	0.20
Discontinued operations, assuming dilution	0.05	—	—	—
Net income, assuming dilution	0.15	0.20	0.16	0.20

(1)
Nashua recorded an impairment charge related to goodwill in the third quarter of 2008 in the amount of $14.1 million. Nashua recorded an increase in the valuation allowance on deferred income taxes in the fourth quarter of 2008 in the amount of $4.3 million.

Liquidity, Capital Resources and Financial Condition

Cash and cash equivalents decreased $1.6 million during the first quarter of 2009.  Cash from operations of $4.2 million was more than offset by cash used in investing activities of $.2 million and cash used in financing activities of $5.6 million.  Nashua’s cash flows from continuing and discontinuing operations are combined in Nashua’s consolidated statements of cash flows.

For the years ended December 31, 2008 and December 31, 2007 cash and cash equivalents changed as set forth in the table below:

	For the year ended December 31
	(in millions)
Cash provided by (used in):	2008	2007
Operating activities	$(1.5)	$7.9
Investing activities	(1.8)	(1.5)
Financing activities	(2.5)	.7
Increase (decrease) in cash and cash equivalents	$(5.8)	$7.1

Cash used in and provided by operating activities

Cash provided by operations of $4.2 million for the first quarter of 2009 resulted primarily from changes in operating assets and liabilities.  The change in operating assets and liabilities of $3.5 million was primarily due to an increase of $1.6 million in accounts payable, a decrease in accounts receivable of $2.0 million and a $.7 million decrease in inventory which was partially offset by a $1.2 million decrease in accrued expenses.  In addition, cash provided by operations included Nashua’s net loss of $.3 million, which was impacted by non-cash charges of $1.0 million for depreciation and amortization, stock-based compensation, and non-cash income related to the amortization of the deferred gain on the sale of Nashua’s Merrimack, New Hampshire property.

Cash used in operations of $1.5 million in 2008 was primarily the result of Nashua’s net loss of $19.8 million, the contribution to Nashua’s pension plans of $4.9 million, an increase in inventories of $1.8 million and a decrease in accounts payable of $2.5 million, which more than offset a decrease in accounts receivable of $1.9 million, and an increase in other long-term liabilities of $1.6 million. Nashua had significant non-cash charges impacting Nashua’s net loss including a $14.1 million impairment of goodwill, a decrease in deferred tax assets of $4.8 million, depreciation and amortization of $4.4 million and stock-based compensation expense of $.9 million. The increase in Nashua’s inventory balance was primarily in Nashua’s Label Products segment related to the shutdown of Nashua’s Florida facility and the associated inventory build in order to manage customer needs. The decrease in Nashua’s accounts payable was primarily related to the timing of cash payments in both of Nashua’s segments while the decrease in accounts receivable was primarily in Nashua’s Label Products segment related to a decrease in net revenues in the fourth quarter of 2008 when compared to the fourth quarter of 2007. The decrease in Nashua’s deferred tax assets in 2008 was primarily the result of an increase to Nashua’s valuation reserve on the tax assets.

Cash flow from operations of $7.9 million in 2007 was generated primarily by Nashua’s net income as adjusted for depreciation and amortization combined with a decrease in inventory balances which were partially offset by a contribution to Nashua’s pension plans and a decrease in accounts payable. The decrease in Nashua’s inventory balance was primarily in Nashua’s Specialty Paper Products segment.

Cash used in investing activities

During the first quarter of 2009, cash used in investing activities of $.2 million related to cash used for investments in fixed assets.

During 2008, cash used in investing activities of $1.8 million was primarily the result of investment in plant and equipment of $1.7 million and a $.1 million equity investment in Tec Print LLC. Capital expenditures for 2009 are expected to be in the range between $1.0 million and $2.0 million. Funding of the projected capital expenditures is expected to be provided by operating cash flows and Nashua’s revolving credit facility.

During 2007, cash used in investing activities of $1.5 million was primarily the result of investment in plant and equipment of $1.3 million and a $.2 million equity investment in Tec Print LLC.

Cash used in and provided by financing activities

During the first quarter of 2009, Cash used in financing activities of $5.6 million related primarily to the $8.1 million repayment of Nashua’s term loan offset by $2.6 million in proceeds from Nashua’s revolving credit facility.

During 2008, cash used in financing activities of $2.5 million includes the principal repayments on the term portion of Nashua’s long-term debt of $1.8 million, which is described in detail below, and $.7 million related to the repurchase of shares of Nashua’s common stock as part of the 2008 stock repurchase program.

Cash provided by financing activities of $.7 million in 2007 includes $10 million proceeds from Nashua’s second amended and restated credit agreement, $.6 million proceeds from shares exercised under stock option plans and $1.0 million received as repayment of a loan from a related party, offset by a payment of $7.9 million for the repurchase of shares as part of Nashua’s tender offer, $.3 million in payments made for expenses related to the tender offer, a $2.0 million repayment on the revolving portion of Nashua’s long-term debt and 0.8 million related to Nashua’s repurchase of shares of Nashua’s common stock as part of Nashua’s 2006 repurchase program.

On March 30, 2009, Nashua entered into an amendment to Nashua’s credit facility with Bank of America that, among other things, changed the termination date of the agreement to March 29, 2010 from March 30, 2012, reduced the amount of the revolving credit facility from $28 million to $15 million until June 30, 2009 and $17 million thereafter, increased the interest rate on borrowings to LIBOR plus 335 basis points or prime plus 110 basis points, and limited Nashua’s annual capital expenditures to $2 million.  Pursuant to the amendment, Bank of America waived Nashua’s non-compliance with the fixed charge coverage ratio and the funded debt to adjusted EBITDA ratio financial covenants at December 31, 2008, and amended the terms of those covenants for the quarter ending April 3, 2009 and subsequent periods.  At April 3, 2009, Nashua was in compliance with the covenants under Nashua’s credit facility.

In addition, the terms of the Amended Credit Agreement adjusted the fixed charge coverage ratio financial covenant to 1.1 to 1.0 for the rolling twelve months ended April 3, 2009 and 1.2 to 1.0 for the rolling twelve months ended June 30, 2009. The maximum fixed charge coverage ratio returns to 1.5 to 1.0 for each quarterly measurement period through the end of the agreement.  Under the Restated Credit Agreement, Nashua’s funded debt to adjusted EBITDA ratio for the period ended April 3, 2009 and thereafter is to be less than 2.25 to 1.0.

On March 26, 2009, Nashua’s borrowings were $3.6 million under the revolving line of credit and $2.8 million on the IRB note.

Nashua had borrowings of $8.1 million under a term loan and $2.8 million under Nashua’s Industrial Revenue Bond loan outstanding at December 31, 2008. On February 9, 2009,  Nashua borrowed $4.6 million under Nashua’s revolving line of credit with Bank of America and used cash of $3.5 million to pay down the term loan in its entirety.

For the years ended December 31, 2008 and December 31, 2007, the weighted average annual interest rate on Nashua’s long-term debt was 3.8 percent and 5.5 percent, respectively. Nashua had $24.8 million of available borrowing capacity at December 31, 2008 under Nashua’s revolving loan commitment. Nashua had $3.2 million of obligations under standby letters of credit with the banks which are included in Nashua’s bank debt when calculating Nashua’s borrowing capacity.

Future cash flows will be affected by Nashua’s 2009 planned contribution to Nashua’s pension plans of up to $2.9 million.  Nashua plans to fund this requirement through cash flows from operations and Nashua’s revolving credit facility.

Nashua had $29.7 million of working capital at April 3, 2009.  Nashua had $27.4 million of working capital at December 31, 2008.  Nashua believes that its working capital amounts at April 3, 2009, along with cash expected to be generated from operating activities as well as borrowings available under the revolving line of credit, are adequate to allow Nashua to meet its obligations during 2009.  In the event

Nashua’s results of operations do not meet forecasted results and therefore impact financial covenants with Nashua’s lender, Nashua believes there are alternative forms of financing available to Nashua.  There can be no assurance, however, that such financing will be available on conditions acceptable to Nashua.  In the event such financing is not available to Nashua, Nashua believes it can effectively manage operating and financial obligations by adjusting the timing of working capital components.

Nashua uses derivative financial instruments to reduce Nashua’s exposure to market risk resulting from fluctuations in interest rates. During the first quarter of 2006, Nashua entered into an interest rate swap, with a notional debt value of $10.0 million, which expires in 2011. During the term of the agreement, Nashua has a fixed interest rate of 4.82 percent on the notional amount and Bank of America, as counterparty to the agreement, paid Nashua interest at a floating rate based on LIBOR on the notional amount. Interest payments are made quarterly on a net settlement basis.

This derivative does not qualify for hedge accounting, therefore, changes in fair value of the hedge instrument are recognized in earnings. Nashua recognized a $.5 million mark-to-market expense in 2008 and a $.3 million mark-to-market expense in 2007, both related to the change in fair value of the derivative. The fair market value of the derivative resulted in liabilities of $.7 million at December 31, 2008 and $.3 million at December 31, 2007, which were determined based on current interest rates and expected trends.

Nashua has net deferred tax assets of $6.2 million on Nashua’s Consolidated Balance Sheets at December 31, 2008. During 2008, Nashua decreased deferred tax assets by $4.8 million primarily due to a $4.3 million increase in Nashua’s valuation allowance on deferred taxes. The increase in Nashua’s valuation allowance relates primarily to the uncertainty of the utilization of Nashua’s deferred tax assets including federal tax credits, state net operating losses and credits and other tax assets. Nashua expects the $6.2 million tax assets to be fully utilized in the future based on Nashua’s expectations of future taxable income. Nashua expects future cash expenditures to be less than taxes provided in the financial statements.

Nashua maintains defined benefit pension plans.  Nashua contributed $4.9 million to Nashua’s pension plans in 2008.  Nashua intends to contribute at least $2.9 million to Nashua’s pension plans in 2009.

The 2008 cash payment for the Supplemental Executive Retirement Plan was $.3 million. For 2009, the estimated payments to retirees are $.3 million. The 2008 cash payments for postretirement benefits were $.1 million. For 2009, the estimated cash payments are expected to be $.1 million.

During the fourth quarter of 2008, Nashua’s board of directors authorized the repurchase of up to 1,000,000 shares of Nashua’s common stock from time to time on the open market or in privately negotiated transactions. During 2008, Nashua repurchased and retired 135,544 shares totaling $.7 million.

During the fourth quarter of 2006, Nashua’s board of directors authorized the repurchase of up to 500,000 shares of Nashua’s common stock from time to time on the open market or in privately negotiated transactions.  In 2006, Nashua repurchased and retired 15,429 shares totaling $.1 million. During 2007, Nashua repurchased and retired 100,300 shares totaling $.8 million. The share repurchase program expired on December 31, 2007.

On May 29, 2007, Nashua commenced a tender offer in which Nashua sought to acquire up to 1,900,000 shares of Nashua’s common stock at a price of $10.50 per share. The tender offer expired on June 28, 2007 at which time 751,150 shares were tendered at a price of $10.50 per share. During the third quarter of 2007, Nashua settled the obligation of the tender offer and paid $7.9 million for the tendered shares. Transaction fees of $.3 million were paid during 2007 and recorded as a reduction to retained earnings. The transaction fees included the dealer manager, information agent, depositary, legal and other fees.

Nashua has operating leases primarily for office, warehouse and manufacturing space, and electronic data processing and transportation equipment.

Litigation and Other Matters

Environmental

Nashua is involved in certain environmental matters and has been designated by the Environmental Protection Agency, referred to as the EPA, as a potentially responsible party for certain hazardous waste sites. In addition, Nashua has been notified by certain state environmental agencies that Nashua may bear responsibility for remedial action at other sites which have not been addressed by the EPA. The sites at which Nashua may have remediation responsibility are in various stages of investigation and remediation. Due to the unique physical characteristics of each site, the remediation technology employed, the extended timeframes of each remediation, the interpretation of applicable laws and regulations and the financial viability of other potential participants, Nashua’s ultimate cost of remediation is difficult to estimate. Accordingly, Nashua’s estimates of such costs could either increase or decrease in the future due to changes in such factors. At April 3, 2009, based on the facts currently known and Nashua’s prior experience with these matters, Nashua has concluded that it is probable that site assessment, remediation and monitoring costs will be incurred. Nashua has estimated a range for these costs of $.6 million to $.9 million for continuing operations. These estimates could increase if other potentially responsible parties or Nashua’s insurance carriers are unable or unwilling to bear their allocated share and cannot be compelled to do so. At April 3, 2009, Nashua’s accrual balance relating to environmental matters was $.6 million for continuing operations.  Based on information currently available, Nashua believes that it is probable that the major potentially responsible parties will fully pay the costs apportioned to them. Nashua believes that its remediation expense is not likely to have a material adverse effect on Nashua’s consolidated financial position or results of operations.

State Street Bank and Trust

On October 24, 2007, the Nashua Pension Plan Committee filed a Class Action Complaint in the United States District Court for the District of Massachusetts against State Street Bank and Trust, State Street Global Advisors, Inc. and John Does 1-20, referred to collectively as State Street. On January 14, 2008, the Nashua Pension Plan Committee filed a revised Complaint with the United States District Court for the Southern District of New York against the same defendants. The Complaint alleges that the defendants violated their obligations as fiduciaries under the Employment Retirement Income Securities Act of 1974, referred to as ERISA.

On February 7, 2008, the Court consolidated the Nashua Pension Plan Committee action with other pending ERISA actions and appointed the Nashua Pension Plan Committee as one of the lead plaintiffs in the consolidated action. On August 22, 2008, the lead plaintiffs filed a consolidated amended complaint.   The complaint alleges that State Street failed to loyally and prudently manage assets in certain bond funds, and seeks to recover the investment losses caused by State Street’s alleged breach of its fiduciary duties.  The aggregate damages suffered by the proposed class have not been adjudicated but are estimated to be in the hundreds of millions of dollars.

On October 17, 2008, State Street filed an answer and included a counterclaim against the trustees of the named plaintiff plans, including the trustees of Nashua’s Pension Plan Committee, asserting that to the extent State Street is liable to the plans, the trustees are liable to State Street for contribution and/or indemnification in the amount of any payment by State Street in excess of State Street’s share of liability, including fees and costs suffered by State Street in connection with the claims asserted in the Complaint. On December 22, 2008, State Street filed an amended counterclaim against the trustees maintaining their allegations concerning contribution and/or indemnification and adding a claim for breach of fiduciary duty.  The breach of fiduciary duty claim seeks to restore the losses suffered by the Plans.

In the opinion of Nashua’s management, the resolution of the counterclaim will not materially affect Nashua.

On March 3, 2009, the trustees filed a motion to dismiss the counterclaim. Nashua believes the counterclaim is without merit and the trustees intend to vigorously defend against the counterclaim.

Discovery commenced in March 2008 and is ongoing.

Merger Litigation

On May 20, 2009, two putative class action complaints challenging the merger were filed in New Hampshire Superior Court for Hillsborough County:  Joel Gerber v. Nashua Corporation, et al., No. 09-C-307, and Oscar Schapiro v. Nashua Corporation et al., No. 09-E-0148  The two suits were subsequently removed to the United States District Court for the District of New Hampshire and consolidated into one action, In re Nashua Corporation S’Holders Litigation, No. 09-cv-188-SM.

On June 18, 2009, plaintiffs filed an amended consolidated complaint, purportedly on behalf of all public shareholders of Nashua.  The amended complaint names Nashua, its directors, Cenveo, and Merger Sub as defendants.  It alleges, among other things, that the consideration to be paid to Nashua shareholders in the merger is unfair and undervalues Nashua.  It also alleges that Nashua’s directors violated their fiduciary duties by, among other things, failing to maximize shareholder value, failing to engage in a fair sale process, and failing to disclose in the proxy material information regarding the merger.  The amended consolidated complaint also alleges that Cenveo and Merger Sub aided and abetted the alleged breaches of fiduciary duties by Nashua’s directors.  The amended and consolidated complaint seeks, among other relief, an injunction preventing completion of the merger or, if the merger is consummated, rescission of the merger.

The parties have entered into a settlement agreement dated as of July 2, 2009, which provides for the disclosure of additional information that is contained in this proxy statement/prospectus and which plaintiffs contend is material to Nashua’s shareholders.  The settlement is subject to approval by the court.  If approved, it will resolve the above litigation. On July 14, 2009, the court issued an order preliminarily approving the settlement and scheduling a hearing for October 19, 2009 to determine whether to issue a final order.

On June 12, 2009, a third putative class action challenging the merger, William Russell v. Thomas Brooker, et al., was filed in Massachusetts Superior Court for Suffolk County, 09-2470-BLS.  An amended complaint was filed on June 16.  The Massachusetts complaint is substantially duplicative of the amended consolidated complaint that was filed in In re Nashua Corporation S’Holders Litigation:  it asserts substantially the same claims against the same defendants on behalf of the same putative class of Nashua’s public shareholders.  It also seeks, among other relief, an injunction preventing completion of the merger, or if the merger is consummated, rescission of the merger or rescissionary damages. On June 23, 2009, Nashua served a motion to stay all proceedings in the matter on the basis of the substantially duplicative, earlier-filed federal litigation described above.  On July 3, 2009, Plaintiff sent Nashua an opposition to that motion.  Nashua filed the motion and opposition with the court, together with a reply brief, on July 16, 2009.  Although Nashua requested a hearing on the motion, one has not yet been scheduled.

Other

Nashua is involved in various other lawsuits, claims and inquiries, most of which are routine to the nature of Nashua’s business.  In the opinion of Nashua’s management, the resolution of these matters will not materially affect Nashua.

 Application of Critical Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires that Nashua make estimates and assumptions for the reporting period and as of the financial statement date. Nashua’s management has discussed Nashua’s critical accounting estimates, policies and related disclosures with the Audit/Finance and Investment Committee of Nashua’s board of directors.  These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities and the reported amounts of revenues and expenses.  Actual results could differ from those amounts.

Critical accounting policies are those that are important to the portrayal of Nashua’s financial condition and results, and which require Nashua to make difficult, subjective and/or complex judgments. Critical accounting policies cover accounting matters that are inherently uncertain because the future resolution of such matters is unknown.  Nashua believes that its critical accounting policies include:

Accounts Receivable — Allowance for Doubtful Accounts

Nashua evaluates the collectibility of its accounts receivable based on a combination of factors.  In circumstances where Nashua becomes aware of a specific customer’s inability to meet its financial obligations to Nashua, such as a bankruptcy filing or a substantial downgrading of a customer’s credit rating, Nashua records a specific reserve to reduce Nashua’s net receivable to the amount Nashua reasonably expects to collect.  Nashua also records reserves for bad debts based on the length of time Nashua’s receivables are past due, the payment history of Nashua’s individual customers and the current financial condition of Nashua’s customers based on obtainable data and historical payment and loss trends.  After Nashua’s management’s review of accounts receivable, Nashua increased the allowance for doubtful accounts to $.5 million at December 31, 2008 from $.3 million at December 31, 2007.  Uncertainties affecting Nashua’s estimates include future industry and economic trends and the related impact on the financial condition of Nashua’s customers, as well as the ability of Nashua’s customers to generate cash flows sufficient to pay Nashua amounts due.  If circumstances change, such as higher than expected defaults or an unexpected material adverse change in a customer’s ability to meet its financial obligations to Nashua, Nashua’s estimates of the recoverability of the receivables due Nashua could be either reduced or increased by a material amount.

Inventories — Slow Moving and Obsolescence

  Nashua estimates and reserves amounts related to slow moving and obsolete inventories that result from changing market conditions and the manufacture of excess quantities of inventory.  Nashua develops its estimates based on the quantity and quality of individual classes of inventory compared to historical and projected sales trends.  Inventory values at December 31, 2008 have been reduced by a reserve of $1.1 million, based on Nashua’s assessment of the probable exposure related to excess and obsolete inventories. Nashua’s estimated reserve was $.9 million at December 31, 2007.  Major uncertainties in Nashua’s estimation process include future industry and economic trends, future needs of Nashua’s customers, Nashua’s ability to retain or replace Nashua’s customer base and other competitive changes in the marketplace.  Significant changes in any of the uncertainties used in estimating the loss exposure could result in a materially different net realizable value for Nashua’s inventory.

Goodwill and Amortizable Intangible Assets

As of December 31, 2008, Nashua had $17.4 million of recorded goodwill.  Effective January 1, 2002, Nashua adopted Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, or FAS 142.  Goodwill and indefinite lived intangible assets are no longer amortized but are reviewed annually, or more frequently if impairment indicators arise, for impairment.  Given the economic environment as it impacted Nashua’s business, Nashua performed an impairment test during the third quarter ended September 26, 2008.  As a result, Nashua recognized a goodwill impairment charge of $14.1 million related to Nashua’s Specialty Paper Products segment.  Nashua concluded there was no impairment to any other assets related to Nashua’s business. There was no impairment related to Nashua’s Label Products segment.  Additionally, Nashua has performed the annual impairment test required by FAS 142 for the Label Products segment and has concluded that no further impairment existed as of November 3, 2008.  Nashua computed the fair value of its reporting units based on a discounted cash flow model and compared the result to the book value of each unit.  The fair value exceeded book value for the Label Products segment as of Nashua’s valuation date of November 3, 2008.  Significant estimates included in Nashua’s valuation included certain assumptions including future business results, discount rate and terminal values. These future operating results are dependent on increasing sales volumes, which will have an impact on Nashua’s gross margin due to available capacity at Nashua’s plants. These future operating results will be impacted by the results of an investment in Nashua’s sales force as well as managing Nashua’s cost structure. Changes in Nashua’s estimated future operating results, discount rate or terminal values could significantly impact Nashua’s carrying value of goodwill and require further impairment charges.

As of December 31, 2008, Nashua had $.3 million of intangibles, net of amortization.

Pension and Other Postretirement Benefits

The most significant elements in determining Nashua’s pension income or expense are mortality tables, the expected return on plan assets and the discount rate.  Nashua assumed an expected long-term rate of return on plan assets of 8.0 percent for the year ended December 31, 2008 and 8.5 percent for the year ended December 31, 2007. The assumed long-term rate of return on assets is applied to a calculated value of plan assets, which recognizes changes in the fair value of plan assets in a systematic manner over five years. This produces the expected return on plan assets that is included in the determination of Nashua’s pension income or expense. The difference between this expected return and the actual return on plan assets is partially deferred.  The net deferral of past asset gains or losses affects the calculated value of plan assets and, ultimately, Nashua’s future pension income or expense. Should Nashua’s long-term return on plan assets either fall below or increase above 8.0 percent, Nashua’s future pension expense would either increase or decrease.

Each year Nashua determines the discount rate to be used to discount plan liabilities which reflects the current rate at which Nashua’s pension liabilities could be effectively settled.  The discount rate that Nashua utilizes for determining future benefit obligations is based on a review of long-term bonds, including published indices, which receive one of the two highest ratings given by recognized ratings agencies.  Nashua also prepares an analysis comparing the duration of its pension obligations to spot rates originating from a highly rated index to further support Nashua’s discount rate.  For the year ended December 31, 2007, Nashua used a discount rate of 6.25 percent. This rate was used to determine fiscal year 2008 expense. For the year ended December 31, 2008 disclosure purposes, Nashua used a discount rate of 6.0 percent.  Should the discount rate either fall below or increase above 6.0 percent, Nashua’s future pension expense would either increase or decrease accordingly.  Nashua’s policy is to defer the net effect of changes in actuarial assumptions and experience.  As discussed in detail in Note 11 to Nashua’s Consolidated Financial Statements for the year ended December 31, 2008 and attached hereto, Nashua froze benefits under its salaried pension plans effective December 31, 2002, and during 2006 Nashua froze benefits for certain employees under its hourly pension plan in Omaha, Nebraska. In 2007, Nashua froze benefits for certain hourly employees located in New Hampshire.

At December 31, 2008, Nashua’s consolidated pension liability was $41.4 million compared to a consolidated pension liability of $24.7 million at the end of 2007.  Nashua recognized incremental comprehensive loss of $20.5 million (excluding income taxes) for 2008 related to Nashua’s defined benefit pension plans.  Nashua recognized pre-tax pension expense from continuing operations of $1.4 million for the year ended December 31, 2008, compared to $1.6 million in 2007.  Future changes in Nashua’s actuarial assumptions and investment results due to future interest rate trends could have a material adverse effect on Nashua’s future costs and pension obligations.

 At December 31, 2008, Nashua’s liability for its other postretirement benefits was $.4 million compared to $.5 million at December 31, 2007.  Nashua recognized incremental comprehensive income of $.1 million in 2008 related to Nashua’s other postretirement benefits.  Nashua recognized pre-tax income for its other postretirement benefits for continuing operations of $.1 million in 2007.

Assumed health care cost trend rates for Nashua have a significant effect on the amounts reported for Nashua’s health care plan.  Nashua’s assumed health care cost trend rate is 10 percent for 2008 and ranges from 10 percent to 5 percent for future years.

Stock Based Compensation

Effective January 1, 2006, Nashua adopted the fair value recognition provisions of Statement of Financial Accounting Standard 123 (revised 2004) Share-Based Payment, or FAS 123R, using the modified-prospective application method for new awards and to awards modified, repurchased or cancelled after the FAS 123R effective date, January 1, 2006.  Additionally, compensation cost for the portion of awards for which the requisite service has not been rendered that are outstanding on January 1, 2006 is recognized based on the fair value estimated on grant date and as the requisite service is rendered on or after January 1, 2006.

Compensation expense for the year ended December 31, 2008 for restricted stock awards and restricted stock units was $.9 million and is included in selling, general and administrative expenses.  Total compensation related to non-vested awards not yet recognized at December 31, 2008 is $.9 million, which Nashua expects to recognize as compensation expense over the next three years.

Deferred Tax Assets

In July 2006, Financial Accounting Standards Board (FASB) Interpretation No. (FIN) 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109, was issued.  FIN 48 prescribes a recognition threshold and measurement attribute for tax positions.  Nashua adopted FIN 48 at the beginning of fiscal year 2007 with no material impact to Nashua’s financial position, earnings or cash flows.  See Note 6 to Nashua’s Consolidated Financial Statements for the Year Ended December 31, 2008, attached hereto, for related disclosures.

As of December 31, 2008, Nashua had approximately $6.2 million of deferred tax assets.  During 2008, Nashua decreased deferred tax assets by $4.8 million, of which $4.3 million was the result of an increase in Nashua’s valuation allowance for deferred taxes.  The remaining decrease related to a lower deferral of Nashua’s pension and postretirement benefits ($2.5 million) partially offset by other operating temporary tax differences ($1.9 million).  Nashua has a valuation allowance of $1.8 million for Nashua’s state loss carryforwards and credits, $1.5 million for Nashua’s federal alternative minimum tax credits, plus $10.1 million related to Nashua’s pension accrual charged to other comprehensive loss and other operating tax differences of $1.0 million.  Although realization of Nashua’s deferred tax assets is not assured, Nashua believes it is more likely than not that all of the net deferred tax asset will be realized.

Significant changes in any of the estimated future taxable income could impair Nashua’s ability to utilize Nashua’s deferred tax assets.  Additional disclosures relating to income taxes and Nashua’s deferred tax assets are included in Note 6 to Nashua’s Consolidated Financial Statements for the Year Ended December 31, 2008, attached hereto.

Environmental Reserves

Nashua expenses environmental expenditures relating to ongoing operations unless the expenditures extend the life, increase the capacity or improve the safety or efficiency of Nashua’s property, mitigate or prevent environmental contamination that has yet to occur and improve Nashua’s property compared with its original condition or are incurred for property held for sale.  Nashua records specific reserves related to site assessments, remediation or monitoring when the costs are both probable and the amount can be reasonably estimated.  Nashua bases estimates on in-house and third-party studies considering current technologies, remediation alternatives and current environmental standards. In addition, if there are other participants and the site is joint and several, the financial stability of other participants is considered in determining Nashua’s accrual.  Nashua believes the probable range for future expenditures is $.6 million to $.9 million and has accrued $.6 million for continuing operations at April 3, 2009.

Uncertainties affecting Nashua’s estimates include changes in the type or degree of contamination uncovered during assessment and actual clean-up; changes in available treatment technologies; changes in the financial condition of other participants for sites with joint and several responsibility; changes in the financial condition of insurance carriers financially responsible for Nashua’s share of the remediation costs at certain sites; and changes in local, state or federal standards or the application of those standards by governmental officials. Nashua believes a material change in any of the uncertainties described above could result in spending materially different from the amounts accrued.

New Accounting Pronouncements

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157).  This standard defines fair value, establishes a market-based framework or hierarchy for measuring fair value, and expands disclosures about fair value measurements. FAS 157 is applicable whenever another accounting pronouncement requires or permits assets and liabilities to be measured at fair value.  FAS 157 does not expand or require any new fair value measures, however, the application of this statement may change current practice.  The requirements of FAS 157 are effective for measurements of financial instruments and recurring fair value measurements of non-financial assets and liabilities for Nashua’s fiscal year beginning January 1, 2008.  As of January 1, 2009, FAS 157 applies to non-recurring valuations of non-financial assets and liabilities, including those used in measuring impairments of goodwill, other intangible assets and other long-lived assets. It also applies to fair value measurements of non-financial assets acquired and liabilities assumed in business combinations that occur after January 1, 2009.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities — including an Amendment of FASB Statement No. 115 (FAS 159).  This standard allows an entity to choose to measure certain financial instruments and liabilities at fair value.  Subsequent measurements for the financial instruments and liabilities an entity elects to fair value will be recognized in earnings.  FAS 159 also established additional disclosure requirements.  The requirements of FAS 159 were effective for Nashua’s fiscal year beginning January 1, 2008.  Nashua adopted FAS 159 and elected not to measure any additional financial instruments and other items at fair value.  The adoption of FAS 159 had no impact on Nashua’s financial statements.

In December 2007, the FASB issued Statement of Financial Accounting Standards No. 141 (revised 2007), Business Combinations (FAS 141R).  FAS 141R establishes principles and requirements for how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, any non-controlling interest in the acquiree and the goodwill acquired.  The standard also establishes disclosure requirements to enable the evaluation for the nature and financial effects of the business combination.  The requirements of FAS 141R are effective for Nashua’s fiscal year beginning January 1, 2009.  Nashua does not expect the adoption of this standard to have a significant impact on its financial statements upon adoption.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND NASHUA’S EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth information regarding beneficial ownership of Nashua's common stock as of July 27, 2009 by:

•
each person, or group of affiliated persons, known to Nashua to be the beneficial owner of more than 5% of the outstanding shares of Nashua's common stock as of such date based on currently available Schedules 13D and 13G filed with the SEC;

•	each of Nashua's directors;

•	Nashua's Chief Executive Officer, Chief Financial Officer, its other most highly compensated executive officer, during the fiscal year ended December 31, 2008, and its other executive officers; and

•	all of Nashua's directors and executive officers as a group.

The number of shares beneficially owned is determined in accordance with the rules promulgated by the SEC.  Under such rules, beneficial ownership includes any shares as to which an individual or group has sole or shared voting power or investment power.  Also under such rules, any shares which a person has the right to acquire within 60 days of July 27, 2009 through the exercise of any stock option or the settlement of restricted stock units are deemed beneficially owned by such person and are used to compute the percentage ownership of the person holding the options or restricted stock units, but are not deemed outstanding for computing the percentage ownership of any other person.  Unless otherwise indicated, to Nashua's knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under community property laws where applicable. The inclusion of any shares deemed beneficially owned in this table does not constitute an admission of beneficial ownership of those shares for any other purpose.

Name and Address of Beneficial Owner	Shares		Percentage (1)

5% Beneficial Owners:
Gabelli Funds, LLC/GAMCO Asset Management Inc./ Teton Advisors, Inc./GGCP, Inc./ GAMCO Investors, Inc./ Mario J. Gabelli One Corporate Center, Rye, NY 10580	1,321,546	(2)	23.7%
Newcastle Partners, L.P./Newcastle Capital Group, L.L.C./ Newcastle Capital Management, L.P./Mark E. Schwarz/Clinton J. Coleman 200 Crescent Court, Suite 1400, Dallas, TX 75201	819,034	(3)	14.6%
Dimensional Fund Advisors LP Palisades West, Bldg. One, 6300 Bee Cave Road, Austin, TX 78746	435,252	(4)	7.8%
Franklin Resources, Inc./Charles B. Johnson/Rupert H. Johnson, Jr./Franklin Advisory Services, LLC One Franklin Parkway, San Mateo, CA 94403	357,930	(5)	6.4%
MM Asset Management Inc./MMCAP International, Inc. SPC 120 Adelaide Street West Suite 2601, Box 35 Toronto, Ontario Canada M5H 1T1	322,864	(6)	5.8%

Executive Officers and Directors:
Andrew B. Albert(9)(10)	95,215		1.7%
L. Scott Barnard(7)(9)	24,095		*
Thomas G. Brooker(8)(12)(13)(14)	140,900		2.5%
Margaret Callan (7)(8)(12)(13)	19,592		*
Clinton J. Coleman(3)	0		*
Avrum Gray(7)(9)(15)	107,513		1.9%
Donald Granholm (8)(11)(12)(13)	34,138		*
Thomas Kubis (8)(11)(12)(13)	51,193		*
Michael T. Leatherman(9)	8,195		*
William Todd McKeown(8)(11)(12)(13)	67,098		1.2%
John Patenaude(7)(8)(12)(13)	125,194		2.2%
Mark E. Schwarz(3)(7)(9)	819,034		14.7%
Michael Travis (8)(11)(12)(13)(16)	35,205		*
Directors and Executive Officers as a Group (13 persons)(7)(8)(17)(18)	1,527,372		26.8%
_____________
*	Less than 1%

(1)
Applicable percentage ownership for each holder is based on 5,567,737 shares of common stock outstanding on July 27, 2009, plus any presently exercisable stock options or restricted stock units held by each such person, and any stock options or restricted stock units held by each such person which will become exercisable on or before September 15, 2009.

(2)
Information is based on a Schedule 13D (Amendment No. 46) filed on July 27, 2009 with the Securities and Exchange Commission. Gabelli Funds, LLC is reported to beneficially own 407,500 shares for which it has sole investment power. GAMCO Asset Management Inc. is reported to own 814,046 shares, of which it has sole voting power and sole investment power with respect to 779,046 shares and of which it has shared voting power and sole investment power with respect to 35,000 shares. Teton Advisors, Inc. is reported to own 100,000 shares for which it has sole voting power and sole dispositive power. Mario Gabelli, GGCP, Inc., and GAMCO Investors, Inc. are each deemed to beneficially own 1,321,546 shares.

(3)
Information is based on a Schedule 13D (Amendment No. 8) filed on March 5, 2009 with the Securities and Exchange Commission. Newcastle Partners, L.P. is reported to beneficially own 798,437 shares for which it has sole voting power and sole dispositive power. Newcastle Capital Management, L.P., as the general partner of Newcastle Partners, L.P. and Newcastle Capital Group, L.L.C., as the general partner of Newcastle Capital Management, L.P., may each be deemed to beneficially own the 798,437 shares beneficially owned by Newcastle Partners, L.P. Mark Schwarz, as the managing member of Newcastle Capital Group, L.L.C., may be deemed to beneficially own 798,437 shares for which he has sole voting power and sole dispositive power. Newcastle Capital Management, L.P., Newcastle Capital Group, L.L.C. and Mr. Schwarz disclaim beneficial ownership of the shares owned by Newcastle Partners, L.P., except to the extent of their pecuniary interest therein. Mr. Coleman does not currently beneficially own any shares. The share information in the table above includes 4,802 shares owned directly by Mark Schwarz, 7,700 shares Mr. Schwarz has a right to acquire through stock options which are currently exercisable, and 8,095 shares issuable upon settlement of restricted stock units granted under the 2008 Directors’ Plan which are eligible for settlement within 60 days of July 27, 2009.

(4)
Information is based on a Schedule 13G (Amendment No. 2) filed on February 9, 2009 with the Securities and Exchange Commission. Dimensional Fund Advisors LP, an investment advisor, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (the “Funds”). In its role as investment advisor or manager, Dimensional Fund Advisors LP possesses investment and/or voting power over Nashua’s securities that are owned by the Funds. Dimensional Fund Advisors LP disclaims beneficial ownership of such securities.

(5)
Information is based on a Schedule 13G (Amendment No. 8) filed on February 4, 2008 with the Securities and Exchange Commission. The Schedule 13G/A was filed on behalf of Franklin Resources, Inc., a parent holding company; Charles B. Johnson, a principal stockholder of the parent holding company; Rupert H. Johnson, a principal stockholder of the parent holding company; and Franklin Advisory Services, LLC, an investment adviser, all of which disclaim beneficial ownership of the shares. The shares are reported to be beneficially owned by one or more open or closed-end investment companies or other managed accounts which are advised by direct and indirect investment advisory subsidiaries of Franklin Resources, Inc. Franklin Advisory Services, LLC is reported to have sole voting power and sole dispositive power with respect to such shares.

(6)
Information is based on a Schedule 13G filed on May 13, 2009 with the Securities and Exchange Commission.  MMCAP International Inc. SPC is reported to beneficially own 322,864 shares for which it shares dispositive power and voting power with MM Asset Management Inc.  MM Asset Management Inc. is reported to beneficially own 322,864 shares for which it shares dispositive power and voting power with MMCAP International Inc. SPC.  MMCAP International Inc. SPC is a fund that is managed by MM Asset Management Inc.

(7)	Includes shares that may be acquired through the exercise of stock options, all of which are currently exercisable:

Name	# of Shares
Mr. Barnard	10,000
Ms. Callan	2,500
Mr. Gray	12,700
Mr. Patenaude	65,000
Mr. Schwarz	7,700
Directors and Executive Officers as a Group	97,900

(8)	Includes shares held in trust under Nashua’s Employees’ Savings Plan (401k) under which participating employees have voting power as to the shares in their account.
Name	# of Shares
Mr. Brooker	8,214
Ms. Callan	2,092
Mr. Granholm	3,138
Mr. Kubis	11,193
Mr. McKeown	8,598
Mr. Patenaude	18,444
Mr. Travis	5
Directors and Executive Officers as a Group	51,684

(9)	Includes 8,095 shares issuable upon settlement of restricted stock units granted pursuant to the 2008 Directors’ Plan which are eligible for settlement within 60 days of July 27, 2009.
(10)	Includes 200 shares held by Mr. Albert’s mother for which Mr. Albert has voting power.
(11)
Includes shares of restricted stock which will vest upon achievement of certain target average closing prices of Nashua’s common stock over the 40-consecutive trading day period which ends on the third anniversary of the date of grant.

Name	# of Restricted Shares	Date of Grant
Mr. Granholm	5,000	October 3, 2006
Mr. Kubis	15,000	September 1, 2006
Mr. McKeown	15,000	September 1, 2006
Mr. Travis	10,000	October 3, 2006

The terms of the restricted stock grant provide that 33% of such shares shall vest if a 40-day average closing price of at least $13.00 but less than $14.00 is achieved, 66% of such shares shall vest if a 40-day average closing price of at least $14.00 but less than $15.00 is achieved, and 100% of such shares shall vest if a 40-day average closing price of $15.00 or greater is achieved.  Shares of restricted stock are forfeited if the specified closing prices of Nashua’s common stock are not met.  The restricted shares vest upon a change in control if the share price at the date of a change in control equals or exceeds $13.00.

(12)
Includes shares of restricted stock which will vest upon achievement of certain target average closing prices of Nashua’s common stock over the 40-consecutive trading day period which ends on the third anniversary of the date of grant.

Name	# of Restricted Shares	Date of Grant
Mr. Brooker	40,000	August 1, 2007
Ms. Callan	5,000	August 1, 2007
Mr. Granholm	10,000	August 1, 2007
Mr. Kubis	15,000	August 1, 2007
Mr. McKeown	25,000	August 1, 2007
Mr. Patenaude	25,000	August 1, 2007
Mr. Travis	15,000	August 1, 2007

The terms of the restricted stock grant provide that 33% of such shares shall vest if a 40-day average closing price of at least $11.00 but less than $12.00 is achieved, 66% of such shares shall vest if a 40-day average closing price of at least $12.00 but less than $13.00 is achieved, and 100% of such shares shall vest if a 40-day average closing price of $13.00 or greater is achieved.  Shares of restricted stock are forfeited if the specified closing prices of Nashua’s common stock are not met.  The restricted shares vest upon a change in control if the share price at the date of a change in control equals or exceeds $11.00.  In accordance with Nashua’s stock ownership guidelines, in order to retain the award, the participants are required to acquire Nashua’s shares equal to 20% of their award within one year of the grant date, unless extended by the Board of Directors.

(13)
Includes shares of restricted stock which will vest upon achievement of certain target average closing prices of Nashua’s common stock over the 40-consecutive trading day period which ends on the third anniversary of the date of grant.

Name	# of Restricted Shares	Date of Grant
Mr. Brooker	25,000	April 28, 2008
Ms. Callan	10,000	April 28, 2008
Mr. Granholm	10,000	April 28, 2008
Mr. Kubis	10,000	April 28, 2008
Mr. McKeown	15,000	April 28, 2008
Mr. Patenaude	15,000	April 28, 2008
Mr. Travis	10,000	April 28, 2008

The terms of the restricted stock grant provide that 33% of such shares shall vest if a 40-day average closing price of at least $13.00 but less than $14.00 is achieved, 66% of such shares shall vest if a 40-day average closing price of at least $14.00 but less than $15.00 is achieved, and 100% of such shares shall vest if a 40-day average closing price of $15.00 or greater is achieved.  Shares of restricted stock are forfeited if the specified closing prices of Nashua’s common stock are not met.  The restricted shares vest upon a change in control if the share price at the date of a change in control equals or exceeds $13.00.  In accordance with Nashua’s stock ownership guidelines, in order to retain the award, the participants are required to acquire Nashua’s shares equal to 10% of their award within one year of the grant date, unless extended by the Board of Directors.
(14)	Includes 1,144 shares of restricted stock granted to Mr. Brooker on March 2, 2007. The shares will vest on March 2, 2010 or upon a change in control.
(15)
Includes 14,000 shares held by GF Limited Partnership in which Mr. Gray is a general partner and 10,967 shares held by AVG Limited Partnership in which Mr. Gray is a general partner.  Mr. Gray disclaims beneficial ownership of these shares.  Also includes 53,749 shares held by JYG Limited Partnership in which Mr. Gray’s spouse is a general partner.  Mr. Gray disclaims beneficial ownership of these shares.

(16)	Includes 200 shares held by Mr. Travis as custodian for his children.
(17)	Includes 276,144 shares of restricted stock.
(18)	Includes 40,475 shares issuable upon settlement of restricted stock units granted under the 2008 Directors’ Plan which are eligible for settlement within 60 days of July 27, 2009.

DESCRIPTION OF CENVEO CAPITAL STOCK

As a result of the merger, Nashua shareholders who receive shares of Cenveo common stock in the merger will become shareholders of Cenveo. Your rights as shareholders of Cenveo will be governed by Colorado law and the certificate of incorporation, as amended, and the amended and restated bylaws of Cenveo. The following description of the material terms of Cenveo’s capital stock, including the common stock to be issued in the merger, reflects the anticipated state of affairs upon completion of the merger. We urge you to read the applicable provisions of Colorado law, Cenveo’s certificate of incorporation, as amended, and amended and restated bylaws carefully and in their entirety.

General

Cenveo’s authorized capital stock consists of 100,000,000 shares of common stock, par value $0.01 per share. As of July 29, 2009, there were 54,606,238 shares of Cenveo common stock outstanding. In addition, as of July 29, 2009, no shares of Cenveo common stock were reserved for issuance upon conversion or exercise of outstanding stock options and awards.

Common Stock

The holders of common stock are entitled to share ratably in dividends when and if declared by the Cenveo board of directors from funds legally available for the dividends.  In the event of liquidation, dissolution or winding-up of Cenveo, whether voluntary or involuntary, the holders of Cenveo common stock will be entitled to share ratably in any of its assets or funds that are available for distribution to its shareholders after the satisfaction of its liabilities (or after adequate provision is made therefor) and after preferences of any outstanding Cenveo preferred stock. Cenveo common stock is neither redeemable nor convertible into another security of Cenveo.

Each holder of Cenveo common stock has one vote for each share held on matters presented for consideration by the shareholders.

Each director of Cenveo is elected at an annual meeting of shareholders or at any meeting of shareholders held in lieu of such annual meeting and holds office until the next annual meeting and until his or her successor has been elected and qualified.

The holders of Cenveo common stock have no preemptive rights to acquire any additional shares of Cenveo common stock.

For more information regarding the rights of holders of Cenveo common stock, please see the description captioned “Comparison of Common Shareholder Rights,” commencing below.

COMPARISON OF COMMON SHAREHOLDER RIGHTS

The rights of Cenveo shareholders are governed by the Colorado Business Corporation Act, or CBCA, and Cenveo’s restated certificate of incorporation, as amended, and amended and restated bylaws. The rights of Nashua shareholders are governed by the Massachusetts Business Corporation Act, or MBCA, and Nashua’s articles of incorporation, as amended, and amended and restated bylaws. After the merger, the rights of Nashua’s common shareholders that receive Cenveo shares will be governed by the CBCA and Cenveo’s restated certificate of incorporation and amended and restated bylaws. The following discussion summarizes the material differences between the rights of Nashua common shareholders and the rights of Cenveo’s common shareholders. We urge you to read Cenveo’s restated certificate of incorporation, as amended, Cenveo’s amended and restated bylaws, Nashua’s articles of incorporation, as amended, Nashua’s amended and restated bylaws, and the CBCA, the MBCA, and federal law governing bank holding companies carefully and in their entirety.

Authorized Capital Stock

Cenveo.  Cenveo’s articles of incorporation, as amended, authorize Cenveo to issue up to 100,000,000 shares of common stock, par value $0.01 per share, and 25,000 shares of preferred stock, par value $0.01 per share. As of July 29, 2009, there were 54,606,238 shares of Cenveo common stock outstanding, and no shares of the Cenveo preferred stock were outstanding.

Nashua.  Nashua’s articles of organization authorize Nashua to issue up to 20,000,000 shares of common stock, par value $1.00 per share. As of July 29, 2009, there were 5,567,737 shares of Nashua common stock outstanding.

Size of Board of Directors

Cenveo.  Cenveo’s amended and restated bylaws provide that its board of directors shall consist of at least one director. The exact number of directors may be determined from time to time by a majority of the entire Cenveo directors then in office. The Cenveo board of directors currently has 5 directors.

Nashua.  Nashua’s amended and restated bylaws provide that its board of directors shall consist of at least 5 directors and no more than 15 directors. The exact number of directors may be determined by vote of the board of directors.  Nashua’s board of directors currently has 7 directors.

Classes of Directors

Cenveo.  Cenveo’s board of directors is not classified. Cenveo’s amended and restated bylaws provide that each director is elected annually.

Nashua.  Nashua’s board of directors is not classified. Nashua’s amended and restated bylaws provide that each director is elected annually.

Removal of Directors

Cenveo.  Cenveo’s amended and restated bylaws provide that directors may be removed from office, with or without cause, by the holders of a majority of shares entitled to vote at an election of directors.

Nashua.  Nashua’s amended and restated bylaws provide that directors may be removed from office, with or without cause, by vote of the holders of a majority of the shares entitled to vote in the election of directors.

Filling Vacancies on the Board of Directors

Cenveo.  Under Cenveo’s amended and restated bylaws, any vacancy may be filled by a majority of the directors then in office, whether or not a quorum exists, and the director so chosen shall hold office until the next annual meeting of shareholders and his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal.

Nashua.  Under Nashua’s amended and restated bylaws, any vacancy, including a vacancy resulting from an enlargement of the board of directors, may be filled by vote of a majority of the directors then in office, whether or not a quorum exists, and the director so chosen shall hold office until the next annual meeting of shareholders and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal.

Nomination of Director Candidates by Shareholders

Cenveo.  Under Cenveo’s amended and restated bylaws, directors may be nominated for election to the board of directors at a meeting of shareholders (a) by or at the direction of the board of directors or (b) by any shareholder of the corporation who is a shareholder of record at the time of giving notice, who is entitled to vote for the election of directors at the meeting and who complies with the notice procedures.  Notice in writing must be mailed and received at the principal executive offices of Cenveo (a) with respect to an election to be held at the annual meeting of shareholders, not later than 90 days prior to the anniversary date of the immediately preceding annual meeting of shareholders and (b) with respect to an election to be held at a special meeting of shareholders for the election of directors, not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever first occurs.  The notice must set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, the name of the nominee and, all information required to be disclosed under the Exchange Act, including such nominee’s consent to being named in the attendant proxy statement and to serving as a director, and (b) as to the shareholder giving the notice (i) the name and address, as they appear on Cenveo’s books, of such shareholder and (ii) the class and number of shares of capital stock of Cenveo which are beneficially owned by the shareholder.

Nashua.  Under Nashua’s amended and restated bylaws, directors may be nominated for election to the board of directors at a meeting of shareholders (a) by or at the direction of the board of directors or (b) by any shareholder of the corporation who is a shareholder of record at the time of giving of notice.  Notice in writing must be delivered to or mailed and received at the principal executive offices of Nashua not less than 60 days nor more than 90 days prior to the meeting; provided that in the event that less than 70 days’ prior disclosure of the date of the meeting is first given or made (whether by public disclosure or written notice to shareholders), notice by the shareholder to be timely must be received not later than the close of business on the 10th day following the day on which such disclosure of the date of the meeting was made.  The notice must set forth (a) as to each proposed director, the name of the nominee and, all information required to be disclosed under the Exchange Act, including such nominee’s consent to being named in the attendant proxy statement and to serving as a director, and (b) as to the shareholder giving the notice (i) the name and address, as they appear on Nashua’s books, of such shareholder and (ii) the class and number of shares of capital stock of Nashua which are beneficially owned by such shareholder.

Calling Special Meetings of Shareholders

Cenveo.  Under Cenveo’s amended and restated bylaws, a special meeting of shareholders may be called at any time by the President and shall be called by the President or Secretary at the request in writing of a majority of the board of directors, or at the request in writing of shareholders owning a majority in amount of the entire capital stock of Cenveo issued and outstanding and entitled to vote.

Nashua.  Under Nashua’s amended and restated bylaws, a special meeting of shareholders may be called by the President or by the board of directors.  In addition, upon written application of one or more shareholders who are entitled to vote and who hold at least the Required Percentage (as defined below) of the capital stock entitled to vote at the meeting, special meetings shall be called by the Clerk/Secretary, or in case of the death, absence, incapacity or refusal of the Clerk/Secretary, by any other officer.  Required Percentage shall be (i) 10% at any time at which the corporation shall not have a class of voting stock registered under the Securities Exchange Act of 1934, as amended, and (ii) 40% at any time at which the corporation shall have a class of voting stock registered under the Exchange Act.

Shareholder Proposals

Cenveo.  Cenveo’s amended and restated bylaws provide that in order to properly bring forth business at any meeting of shareholders, a shareholder of the corporation who is a shareholder of record at the time of giving notice who is entitled to vote at the meeting must give timely notice in writing to the Secretary of the corporation.  To be timely, a shareholder’s notice related to the business to be conducted at any annual meeting must be delivered to or mailed and received at the principal executive offices of the corporation not less than 90 days prior to the anniversary date of the immediately preceding annual meeting of shareholders of the corporation in the case of each subsequent annual meeting of shareholders.  To be timely, a shareholder’s notice related to the business to be conducted at any special meeting must be submitted to the corporation with the request for a special meeting of shareholders.  A public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period for the giving of shareholder notices.  The notice shall set forth as to each matter the shareholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address, as they appear on the corporation’s books, of the shareholder proposing such business, (iii) the acquisition date, the class and the number of shares of voting stock of the corporation which are beneficially owned by the shareholder, (iv) any material interest of the shareholder in such business, and (v) a representation that the shareholder intends to appear in person or by proxy at the meeting to bring the proposed business before the meeting.

Nashua.  Nashua’s amended and restated bylaws provide that in order to properly bring forth business at any meeting of shareholders, a shareholder of the corporation who is a shareholder of record at the time of giving notice who is entitled to vote at the meeting must give timely notice in writing to the Secretary of the corporation.  To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than 60 days nor more than 90 days prior to the meeting; provided that in the event that less than 70 days’ prior disclosure of the date of the meeting is first given or made (whether by public disclosure or written notice to shareholders), notice by the shareholder to be timely must be received no later than the close of business on the 10th day following the day on which such disclosure of the date of the meeting was made. The notice shall set forth as to each matter the shareholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address, as they appear on the corporation’s books, of the shareholder proposing such business, (iii) the acquisition date, the class and the number of shares of voting stock of the corporation which are beneficially owned by the shareholder, and (iv) any material interest of the shareholder in such business.

Notice of Shareholder Meetings

Cenveo.  Cenveo’s amended and restated bylaws provide that Cenveo must give notice between 10 and 60 days before any shareholders meeting to each shareholder entitled to vote at such a meeting. The notice shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

Nashua.  Nashua’s amended and restated bylaws provide that Nashua must give notice between 7 and 50 days before any shareholders meeting to each shareholder entitled to such notice. The notice shall state the place, date and time of the meeting and the purposes for which the meeting is to be held.

Anti-Takeover Provisions and Other Shareholder Protections

Cenveo.  The Colorado Business Corporation Act does not contain anti-takeover provisions.

Nashua.

Massachusetts Business Combination Statute

Under the Massachusetts Business Combination Statute, if a person acquires 5% or more of the stock of a Massachusetts corporation without the approval of the board of directors of that corporation, such person may not engage in certain transactions with the corporation for a period of three years (certain persons are excluded).  The Massachusetts Business Combination Statute does contain certain exceptions to this prohibition.  For example, if the board of directors approves the stock acquisition or the transaction prior to the time that the person becomes an interested shareholder, or if the interested shareholder acquires 90% of the voting stock of the corporation (excluding voting stock owned by directors who are also officers and by certain employee stock plans) in one transaction, or if the transaction is approved by the board of directors and by the affirmative vote of two-thirds of the outstanding voting stock that is not owned by the interested shareholder, then the prohibition on business combinations is not applicable.

The articles of organization of Nashua provide that the Massachusetts Business Combination Statute will not apply to Nashua.  However, Nashua may, at any time, elect to be governed by the Massachusetts Business Combination Statute through an amendment to its articles of organization.

Massachusetts Control Share Acquisition Statute

Under the Massachusetts Control Share Acquisition Statute, a person who acquires beneficial ownership of shares of stock of a Massachusetts corporation in a threshold amount equal to or greater than one-fifth, one-third, or a majority of the voting stock of the corporation (a “control share acquisition”) must obtain the approval of a majority of shares entitled to vote generally in the election of directors (excluding (1) any shares owned by such person acquiring or proposing to acquire beneficial ownership of shares in a control share acquisition, (2) any shares owned by any officer of the corporation and (3) any shares owned by any employee of the corporation who is also a director of the corporation) in order to vote the shares that such person acquires in crossing the foregoing thresholds.  The statute does not require that such person consummate the purchase before the shareholder vote is taken.  Certain transactions are excluded from the definition of “control share acquisition,” including shares acquired pursuant to a tender offer, merger or consolidation if the transaction is pursuant to an agreement of merger or consolidation to which the corporation issuing the shares is a party.

The Massachusetts Control Share Acquisition Statute permits, to the extent authorized by a corporation’s articles of organization and bylaws, redemption of all shares acquired by an acquiring person in a control share acquisition for fair value (which is to be determined in accordance with procedures adopted by the corporation) if (1) no control acquisition statement is delivered by the acquiring person or (2) a control share acquisition statement has been delivered and voting rights were not authorized for such shares by the shareholders in accordance with applicable law.

The Massachusetts Control Share Acquisition Statute permits a Massachusetts corporation to elect not to be governed by the statute’s provisions, by including a provision in the corporation’s articles of organization or bylaws pursuant to which the corporation opts out of the statute.  The articles of organization of Nashua provide that the Massachusetts Control Share Acquisition Statute will not apply to Nashua.  However, Nashua may, at any time, elect to be governed by the Massachusetts Control Share Acquisition Statute through an amendment to its articles of organization.

Indemnification of Directors and Officers

Cenveo.  Cenveo’s bylaws provide that Cenveo is authorized to indemnify any person entitled to indemnity under the Colorado Business Corporation Act, as it exists or may be amended, to the fullest extent permitted by it; provided that Cenveo is not permitted to indemnify any person in connection with any proceeding initiated by such person, unless such proceeding is authorized by a majority of the directors of Cenveo.

Under the Colorado Business Corporation Act, a corporation may indemnify a director or officer, a former director or officer or a person who acts or acted at the corporation’s request as a director or officer, or an individual acting in a similar capacity of another entity (an “indemnifiable person”) against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the indemnifiable person in any civil, criminal, administrative, investigative or other proceeding in which the person is involved because of that association, if (1) the person acted honestly and in good faith with a view to the best interests of the corporation or other entity, and (2) in the case of a criminal or administrative action enforceable by a monetary penalty, the person had reasonable grounds for believing the person’s conduct was lawful.  An indemnifiable person is also entitled to indemnity for reasonable defense costs and expenses if the person fulfills the above-mentioned requirements and was not judged to have committed any fault or omitted to do anything the person ought to have done.  In the case of a derivative action, indemnity may be made only with court approval.

The Colorado Business Corporation Act does not permit any limitation of a director’s liability other than in connection with the adoption of a unanimous shareholder agreement that restricts certain powers of the directors.

Nashua.  Nashua’s articles of organization contain provisions that provide indemnification to the fullest extent permitted by Massachusetts law.  The articles of organization of Nashua contain a provision that incorporates by reference the Massachusetts statute regarding the limitation of director liability.

Massachusetts law permits a corporation to provide indemnification of directors, officers, employees and other agents against expenses in a derivative or third party action, except that no indemnification shall be provided for any person with respect to any matter as to which he shall have been adjudicated not to have acted (1) in good faith in the reasonable belief that his action was in the best interests of the corporation or (2) to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such benefit plan.  Indemnification provided by a Massachusetts corporation is permitted to the extent authorized by (1) the corporation’s articles of organization, (2) a bylaw adopted by the shareholders or (3) a vote adopted by the holders of a majority of the shares of stock entitled to vote on the election of directors.

Under Massachusetts law, expenses incurred by an officer or director in defending an action may be paid in advance if such director or officer undertakes to repay such amounts should it be determined ultimately that he is not entitled to indemnification.  Additionally, Massachusetts law permits a corporation to purchase indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

Under Massachusetts law, a corporation’s articles of organization may limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability.  However, under Massachusetts law, a charter provision limited director liability cannot limit or eliminate the liability of a director (1) for breach of the director’s duty of loyalty to the corporation or its shareholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) for the unlawful payment of dividends, unlawful repurchases or redemptions of stock, improper loans to insiders, or (4) for any transactions from which the director derived an improper personal benefit.

Amendments to Articles of Incorporation/Organization and Bylaws

Cenveo.  Under the Cenveo amended and restated bylaws, Cenveo’s bylaws may be altered, amended or repealed or new bylaws may be adopted by the shareholders or, unless expressly prohibited by a particular bylaw, the board of directors (i) at any regular meeting of the shareholders or of the board of directors or (ii) at any special meeting of the shareholders or of the board of directors if notice of such alternation, amendment, repeal or adoption of new bylaws shall be contained in the notice of such special meeting.

Under the Colorado Business Corporation Act, an amendment to the articles of incorporation generally requires approval by special resolution of the voting shares.  Specified amendments may also require the approval of other classes of shares.  If the amendment is of a nature affecting a particular class or series in a manner requiring a separate class or series vote, that class or series is entitled to vote on the amendment whether or not it otherwise carries the right to vote.

Under the Colorado Business Corporation Act, the board of directors may, by resolution, make, appear or repeal any bylaw that regulates the business or affairs of the corporation.  Where the directors make, amend or repeal a bylaw, they are required under the Colorado Business Corporation Act to submit that action to the shareholders at the next meeting of shareholders, and the shareholders may confirm, reject or amend that action by simple majority, or ordinary resolution.  If the action is rejected by shareholders, or the directors of a corporation do not submit the action to shareholders at the next meeting of shareholders, the action will cease to be effective, and no subsequent resolution of the directors to make, amend or repeal a bylaw having substantially the same purpose or effect will be effective until it is confirmed.

Nashua.  Under Nashua’s amended and restated bylaws, Nashua’s bylaws may be amended by a vote of the holders of a majority of the shares of each class of the capital stock at the time outstanding and entitled to vote at any annual or special meeting of shareholders, if notice of the substance of the proposed amendment is stated in the notice of such meeting.  Nashua’s articles of organization and amended and restated bylaws provide that the directors may make, amend or repeal the bylaws in whole or in part, except with respect to (a) the provisions of the bylaws governing (i) the removal of directors and (ii) the amendment of the bylaws and (b) any provision of such bylaws which by law or the articles of organization or the bylaws require action by the shareholders.

Under Massachusetts law, a majority vote of each class of stock outstanding and entitled to vote thereon is required to authorize an amendment of the articles of organization effecting one or more of the following: (1) an increase or reduction of the capital stock of any authorized class; (2) a change of the par value of authorized shares with par value, or any class thereof; (3) a change of authorized shares from shares with par value to shares without par value, or from shares without par value to shares with par value; (4) certain changes in the number of authorized shares; or (5) a corporate name change.  Subject to certain conditions, a two-thirds vote of each class of stock outstanding and entitled to vote thereon is required to authorize any other amendment of the articles of organization, or, if the articles of organization so provide for a vote of a lesser proportion but not less than a majority of each class of stock outstanding and entitled to vote thereon.  If any amendment requiring a two-thirds vote would adversely affect the rights of any class or series of stock, a two-thirds vote of such class voting separately, or a two-thirds vote of such series, voting together with any other series of the same class adversely affected in the same manner, is also necessary to authorize such amendment.

LEGAL MATTERS

The validity of the Cenveo common stock to be issued in connection with the merger will be passed upon for Cenveo by Timothy M. Davis, Senior Vice President, General Counsel and Secretary of Cenveo. Certain U.S. federal income tax consequences relating to the merger will also be passed upon for Cenveo by Hughes Hubbard & Reed LLP and for Nashua by Wilmer Cutler Pickering Hale and Dorr LLP.

EXPERTS

The consolidated financial statements of Cenveo, Inc. for the year ended December 30, 2006 (including schedule appearing therein), incorporated by reference in the Prospectus of Cenveo, Inc., which is referred to and made a part of this Registration Statement, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report incorporated by reference herein, and are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements and the related financial statement schedule as of and for the year ended December 29, 2007, incorporated in this Prospectus by reference from Cenveo, Inc.’s Annual Report on Form 10-K, for the year ended January 3, 2009, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the adoption of the provisions of Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes), which is incorporated herein by reference.  Such financial statements and financial statement schedule have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The consolidated financial statements, financial statement schedule and management’s assessment of the effectiveness of internal control over financial reporting of Cenveo, Inc. and subsidiaries as of and for the year ended January 3, 2009 incorporated by reference in this prospectus and elsewhere in the registration statement have been so incorporated by reference in reliance upon the reports of Grant Thornton LLP, independent registered public accountants, upon the authority of said firm as experts in accounting and auditing in giving said reports.

The consolidated financial statements of Nashua Corporation at December 31, 2008 and 2007, and for each of the two years in the period ended December 31, 2008, included in the Proxy Statement of Nashua Corporation, which is referred to and made a part of this Prospectus and Registration Statement of Cenveo, Inc., have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

OTHER MATTERS

As of the date of this proxy statement/prospectus, Nashua’s board of directors knows of no matters that will be presented for consideration at the special meeting other than as described in this proxy statement/prospectus. Nashua’s shareholders may, however, be asked to vote on a proposal to adjourn or postpone the special meeting including, if necessary, to allow more time to solicit votes to approve the merger agreement and the transactions contemplated thereby. If any other matters properly come before the Nashua special meeting, or any adjournments or postponements of that meeting, and are voted upon, the enclosed proxies will be deemed to confer discretionary authority on the individuals that they name as proxies to vote the shares represented by these proxies as to any of these matters. The individuals named as proxies intend to vote or not to vote in accordance with the recommendation of the management of Nashua.

SUBMISSION OF SHAREHOLDER PROPOSALS - 2010 NASHUA ANNUAL MEETING

Any shareholder proposal which is to be included in Nashua’s proxy materials for the 2010 annual meeting must be submitted to Nashua in writing and received by Nashua on or before December 4, 2009. Such proposals should be directed to Nashua Corporation, 11 Trafalgar Square, Suite 201, Nashua, New Hampshire 03063, Attention: Corporate Secretary. If the merger agreement is approved and the merger is completed prior to Nashua’s 2010 Annual Meeting, then the Nashua 2010 Annual Meeting of shareholders will not be held.

In addition, Nashua’s by-laws require that Nashua be given advance notice of shareholder nominations for election to the Board of Directors and of other matters which shareholders wish to present for action at an annual meeting of shareholders, other than matters included in Nashua’s proxy statement in accordance with SEC Rule 14a-8.  The required notice must be in writing and received by Nashua’s Corporate Secretary at Nashua’s principal executive offices not less than 60 days nor more than 90 days prior to the annual meeting of shareholders. However, in the event that less than 70 days’ prior disclosure of the date of the meeting is first given or made (whether by public disclosure or written notice to shareholders), notice by the shareholder to be timely must be received by Nashua’s Corporate Secretary at Nashua’s principal executive offices no later than the close of business on the 10th day following the day on which such disclosure of the date of the meeting was made. The date of Nashua’s 2010 annual meeting of shareholders has not yet been established, but assuming it is held on May 5, 2010, in order to comply with the time periods set forth in Nashua’s by-laws, appropriate notice for the 2010 annual meeting would need to be provided to Nashua’s Corporate Secretary no earlier than February 4, 2010 and no later than March 8, 2010.

SHAREHOLDERS SHARING AN ADDRESS

Only one copy of this proxy statement/prospectus is being delivered to multiple shareholders of Nashua unless Nashua has previously received contrary instructions from one or more shareholders. Shareholders who hold shares in “street name” can request further information on householding through their banks, brokers or other holders of record. On written or oral request to American Stock Transfer & Trust Company, Nashua’s stock transfer agent at 59 Maiden Lane, New York, NY 10038 (800)-937-5449, Nashua will deliver promptly a separate copy of this proxy statement/prospectus to a shareholder at a shared address to which a single copy of the document was delivered. Shareholders sharing an address who wish, in the future, to receive separate copies or a single copy of Nashua’s proxy statements and annual reports should provide written or oral notice to American Stock Transfer & Trust Company, at the address and telephone number set forth above. Holders in “street name” who wish, in the future, to receive separate copies or a single copy of Nashua’s proxy statements and annual reports, must contact their banks and brokers.

WHERE YOU CAN FIND MORE INFORMATION

Cenveo has filed a registration statement on Form S-4 with the SEC under the Securities Act that registers the shares of Cenveo common stock to be issued in the merger to Nashua shareholders and includes this proxy statement/prospectus. The registration statement, including the attached exhibits and schedules, contains additional relevant information about Cenveo and its common stock, Nashua and the combined company. The rules and regulations of the SEC allow us to omit some information included in the registration statement from this proxy statement/prospectus.

In addition, Cenveo (File No. 1-12551) and Nashua (File No. 1-05492) file reports, proxy statements and other information with the SEC under the Exchange Act. You may read and copy this information at the Public Reference Room of the SEC, 100 F Street, N.E., Washington, D.C. 20549.

You may obtain information on the operation of the Public Reference Room by calling the SEC at l-800-SEC-0330.

The SEC also maintains an Internet site that contains reports, proxy statements and other information about issuers, like Cenveo and Nashua, that file electronically with the SEC. The address of that site is http://www.sec.gov. Cenveo’s Internet address is http://www.cenveo.com and Nashua’s Internet address is http://www.nashua.com. The information on our Internet sites is not a part of this proxy statement/prospectus.

You can also inspect reports, proxy statements and other information about Cenveo at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

The SEC allows Cenveo to “incorporate by reference” information into this proxy statement/prospectus. This means that Cenveo can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this proxy statement/prospectus, except for any information that is superseded by information that is included directly in this proxy statement/prospectus.

This proxy statement/prospectus incorporates by reference the documents listed below that Cenveo has previously filed with the SEC. These documents contain important information about Cenveo and its financial condition.

Cenveo Filings	Period or Date Filed

Annual Report on Form 10-K	Year ended January 3, 2009 (filed on March 19, 2009 and amended on July 30, 2009)

Proxy Statement on Schedule 14A	April 6, 2009

Quarterly Reports on Form 10-Q	Quarter ended March 28, 2009 (filed on May 6, 2009 and amended on July 30, 2009); Quarter ended June 27, 2009 (filed on August 6, 2009)

Current Reports on Form 8-K	April 27, 2009; May 7, 2009; May 7, 2009; June 5, 2009; June 9, 2009; July 24, 2009; July 30, 2009; August 6, 2009 (in each case, except to the extent furnished but not filed)

The description of Cenveo common stock set forth in Cenveo’s registration statements on Form 8-A filed pursuant to Section 12 of the Exchange Act, and any amendment or report filed for the purpose of updating any such description
December 10, 1996; November 14, 1997; April 22, 2005; August 3, 2006

Cenveo incorporates by reference additional documents that it may file with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this proxy statement/prospectus and the date of Nashua’s special meeting (other than the portions of those documents not deemed to be filed). These documents include periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as proxy statements.

Cenveo has supplied all information contained or incorporated by reference into this proxy statement/prospectus relating to Cenveo, and Nashua has supplied all information relating to Nashua contained in this proxy statement/prospectus.

You can obtain any of the documents referred to or incorporated by reference into this proxy statement/prospectus through Cenveo or from the SEC through the SEC’s Internet site at the address described above. Documents incorporated by reference are available from Cenveo without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference as an exhibit in this proxy statement/prospectus. You can obtain documents incorporated by reference into this proxy statement/prospectus by requesting them in writing or by telephone from Cenveo at the following address:

Cenveo, Inc. One Canterbury Green 201 Broad Street Stamford, CT 06901 (203) 595-3000 Attention: Investor Relations

If you would like to request documents, please do so by September 8, 2009 to receive them before the Nashua special meeting. If you request any incorporated documents from Cenveo, we will mail them to you by first-class mail, or another equally prompt means, within one business day after we receive your request.

The merger agreement as described in this proxy statement/prospectus is subject to, and qualified in its entirety by reference to, the merger agreement, which is attached to this proxy statement/prospectus as Annex A and is incorporated by reference into this proxy statement/prospectus.

We have not authorized anyone to give any information or make any representation about the merger or our companies that is different from, or in addition to, that contained in this proxy statement/prospectus or in any of the materials that Cenveo has incorporated into this proxy statement/prospectus. Therefore, if anyone does give you information of this sort, you should not rely on it. If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this proxy statement/prospectus or the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this proxy statement/prospectus does not extend to you. The information contained in this proxy statement/prospectus speaks only as of the date of this proxy statement/prospectus unless the information specifically indicates that another date applies.

NASHUA CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS AS OF APRIL 3, 2009 AND AS OF DECEMBER 31, 2008

	April 3, 2009 (Unaudited)	December 31, 2008
	(In thousands)
ASSETS:
Current assets:
Cash and cash equivalents	$—	$1,592
Accounts receivable	25,513	27,469
Inventories:
Raw materials	9,304	8,902
Work in process	3,633	3,329
Finished goods	8,142	9,554

	21,079	21,785
Other current assets	7,089	5,599

Total current assets	53,681	56,445

Plant and equipment	70,503	70,264
Accumulated depreciation	(51,083)	(50,110)

	19,420	20,154

Goodwill	17,374	17,374
Intangibles, net of amortization	248	260
Other assets	4,444	5,970

Total assets	$95,167	$100,203

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Current liabilities:
Accounts payable	$13,556	$11,968
Accrued expenses	7,794	8,900
Borrowings under revolving line of credit	2,575	—
Current maturities of long-term debt	—	8,125
Current maturities of notes payable to related parties	13	18

Total current liabilities	23,938	29,011

Long-term debt	2,800	2,800
Other long-term liabilities	46,966	46,879

Total long-term liabilities	49,766	49,679

Commitments and contingencies (see Note 5)
Shareholders’ equity:
Common stock	5,600	5,608
Additional paid-in capital	15,351	15,076
Retained earnings	39,388	39,705
Accumulated other comprehensive loss:
Minimum pension liability adjustment, net of tax	(38,876)	(38,876)

Total shareholders’ equity	21,463	21,513

Total liabilities and shareholders’ equity	$95,167	$100,203

See accompanying notes.

NASHUA CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE THREE MONTHS
ENDED APRIL 3, 2009 AND MARCH 28, 2008
(Unaudited)

	Three Months Ended
	April 3,	March 28,
	2009	2008
(In thousands, except per share data)

Net sales	$62,478	$63,926
Cost of products sold	53,588	54,068

Gross margin	8,890	9,858

Selling, distribution, general and administrative expenses	8,986	10,013
Research and development expenses	147	186
(Income) loss from equity investments	(2)	37
Interest expense	165	163
Interest income	(1)	(48)
Change in fair value of interest rate swap	121	360
Other income	(209)	(264)

Loss before income tax benefit	(317)	(589)
Benefit for income taxes	—	(236)

Net loss	$(317)	$(353)

Basic earnings per share:

Net loss per common share	$(0.06)	$(0.07)

Average common shares	5,314	5,396

See accompanying notes.

NASHUA CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE THREE MONTHS
 ENDED AS OF APRIL 3, 2009 AND MARCH 28, 2008
(Unaudited)

	Three Months Ended
	April 3,	March 28,
	2009	2008
	(In thousands)

Cash flows from operating activities:
Net loss	$(317)	$(353)
Adjustments to reconcile net income to cash provided by (used in) operating activities:
Depreciation and amortization	985	1,051
Amortization of deferred gain	(169)	(168)
Change in fair value of interest rate swap	121	360
Stock based compensation	267	98
Excess tax benefit from exercised stock based compensation	—	(4)
Equity in (gain) loss from unconsolidated joint ventures	(2)	37
Contributions to pension plans	(260)	(11)
Change in operating assets and liabilities	3,577	(4,159)

Cash provided by (used in) operating activities	4,202	(3,149)

Cash flows from investing activities:
Investment in plant and equipment	(239)	(525)

Cash used in investing activities	(239)	(525)

Cash flows from financing activities:
Net proceeds from revolving portion of long-term debt	2,575	—
Repayment of term loan	(8,125)	—
Repayment of notes payable to related parties	(5)	(5)
Proceeds from shares exercised under stock option plans	—	27
Excess tax benefit from exercised stock based compensation	—	4

Cash (used in) provided by financing activities	(5,555)	26

Decrease in cash and cash equivalents	(1,592)	(3,648)
Cash and cash equivalents at beginning of period	1,592	7,388

Cash and cash equivalents at end of period	$—	$3,740

Supplemental disclosures of cash flow information:
Interest paid	$208	$164

Income taxes paid, net	$31	$21

See accompanying notes.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1: Basis of Presentation and Liquidity

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, the accompanying financial statements contain all adjustments consisting of normal recurring accruals necessary to present fairly the financial position, results of operations and cash flows for the periods presented. The accompanying financial statements should be read in conjunction with the consolidated financial statements and footnotes thereto included in Nashua’s Annual Report on Form 10-K for the year ended December 31, 2008.

Liquidity

Nashua had $29.7 million of working capital at April 3, 2009.  Nashua believes that its working capital amounts at April 3, 2009, along with cash expected to be generated from operating activities as well as borrowings available under the revolving line of credit, are adequate to allow Nashua to meet its obligations during 2009.  In the event Nashua’s results of operations do not meet forecasted results and therefore impact financial covenants with Nashua’s lender, Nashua believes there are alternative forms of financing available to it.  There can be no assurance, however, that such financing will be available on conditions acceptable to Nashua.  In the event such financing is not available to Nashua, Nashua believes it can effectively manage operating and financial obligations by adjusting the timing of working capital components.

Note 2: Acquired Intangible Assets

Details of acquired intangible assets are as follows:

	As of April 3, 2009
(In thousands)	Gross Carrying Amount	Accumulated Amortization	Weighted Average Amortization Period
Trademarks and tradenames	$211	$105	15 years
Customer relationships and lists	829	687	12 years

	$1,040	$792

Amortization Expense:
For the three months ended April 3, 2009		$12
Estimated for the year ending December 31, 2009		$47
Estimated for the year ending December 31, 2010		$39
Estimated for the year ending December 31, 2011		$34
Estimated for the year ending December 31, 2012		$31
Estimated for the year ending December 31, 2013		$30
Estimated for the year ending December 31, 2014		$28
Estimated for the year ending December 31, 2015 and thereafter		$51

Note 3:  Pension and Postretirement Benefits

Net periodic pension and postretirement benefit costs for the quarters ended April 3, 2009 and March 28, 2008 for the plans include the following components:

	1. Pension Benefits for the three months ended		2. Postretirement Benefits for the three months ended
	April 3, 2009	March 28, 2008	April 3, 2009	March 28, 2008
	(In thousands)
Components of net periodic (income) cost
Service cost	$125	$125	$—	$—
Interest cost	1,487	1,480	5	7
Expected return on plan assets	(1,634)	(1,634)	—	—
Amortization of prior service cost	1	1	(17)	(17)
Recognized net actuarial (gain)/loss	578	343	(22)	(21)
Net periodic (income) cost	$557	$315	$(34)	$(31)

Nashua funded the pension plans $.3 million in the first quarter of 2009 and Nashua anticipates making a total contribution of up to $2.9 million to Nashua’s pension plans in 2009.

Note 4: Segment and Related Information

The following table presents information about Nashua’s reportable segments.

	Net Sales		Gross Margin

	Three Months Ended		Three Months Ended
	April 3, 2009	March 28, 2008	April 3, 2009	March 28, 2008
	(In thousands)
Label Products	$27,187	$26,026	$2,883	$3,805
Specialty Paper Products	35,752	38,588	5,400	5,893
All other	1,594	1,093	607	166
Reconciling items:
Eliminations	(2,055)	(1,781)	—	(6)

Consolidated	$62,478	$63,926	$8,890	$9,858

Note 5: Contingencies

Environmental

Nashua is involved in certain environmental matters and has been designated by the Environmental Protection Agency, referred to as the EPA, as a potentially responsible party for certain hazardous waste sites. In addition, Nashua has been notified by certain state environmental agencies that Nashua may bear responsibility for remedial action at other sites which have not been addressed by the EPA. The sites at which Nashua may have remedial responsibilities are in various stages of investigation and remediation. Due to the unique physical characteristics of each site, the remedial technology employed, the extended timeframes of each remediation, the interpretation of applicable laws and regulations and the financial viability of other potential participants, Nashua’s ultimate cost of remediation is difficult to estimate. Accordingly, Nashua’s estimates of such costs could either increase or decrease in the future due to changes in such factors. At April 3, 2009, based on the facts currently known and Nashua’s prior experience with these matters, Nashua has concluded that it is probable that site assessment, remediation and monitoring costs will be incurred. Nashua has estimated a range for these costs of $.6 million to $.9 million for continuing operations. These estimates could increase if other potentially responsible parties or Nashua’s insurance carriers are unable or unwilling to bear their allocated share and cannot be compelled to do so. At April 3, 2009, Nashua’s accrual balance relating to environmental matters was $.6 million for continuing operations.  Based on information currently available, Nashua believes that it is probable that the major potentially responsible parties will fully pay the costs apportioned to them. Nashua believes that Nashua’s remediation expense is not likely to have a material adverse effect on Nashua’s consolidated financial position or results of operations.

State Street Bank and Trust

On October 24, 2007, the Nashua Pension Plan Committee filed a Class Action Complaint in the United States District Court for the District of Massachusetts against State Street Bank and Trust, State Street Global Advisors, Inc. and John Does 1-20, referred to collectively as State Street. On January 14, 2008, the Nashua Pension Plan Committee filed a revised Complaint with the United States District Court for the Southern District of New York against the same defendants. The Complaint alleges that the defendants violated their obligations as fiduciaries under the Employment Retirement Income Securities Act of 1974, referred to as ERISA.

On February 7, 2008, the Court consolidated Nashua’s action with other pending ERISA actions and appointed the Nashua Pension Plan Committee as one of the lead plaintiffs in the consolidated action. On August 22, 2008, the lead plaintiffs filed a consolidated amended complaint. On October 17, 2008, State Street filed an answer and included a counterclaim against the trustees of the named plaintiff plans, including the trustees of Nashua's Pension Plan Committee, asserting that to the extent State Street is liable to the plans, the trustees are liable to State Street for contribution and/or indemnification in the amount of any payment by State Street in excess of State Street's share of liability. On December 22, 2008, State Street filed an amended counterclaim against the trustees maintaining their allegations concerning contribution and/or indemnification and adding a claim for breach of fiduciary duty. On March 3, 2009, the trustees filed a motion to dismiss the counterclaim. Nashua believes the counterclaim is without merit and the trustees intend to vigorously defend against the counterclaim. Discovery commenced in March 2008 and is ongoing.

Other

Nashua is involved in various other lawsuits, claims and inquiries, most of which are routine to the nature of Nashua’s business. In the opinion of Nashua’s management, the resolution of these matters will not materially affect Nashua.

Note 6: Fair Value Measurements

In the first quarter of 2009, Nashua adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements, (FAS 157) for Nashua’s nonfinancial assets and liabilities that are not recognized or disclosed at fair value in the financial statements on a recurring basis.  This adoption did not have a material impact on Nashua’s financial position or results of operations.

FAS 157 provides a framework for measuring fair value and requires expanded disclosures regarding fair value measurements. FAS 157 defines fair value as the price that would be received for an asset or the exit price that would be paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants on the measurement date. FAS 157 also established a fair value hierarchy which requires an entity to maximize the use of observable inputs, where available. The following summarizes the three levels of inputs required by the standard that Nashua uses to measure fair value.

Level 1:	Quoted prices in active markets for identical assets or liabilities.

Level 2:
Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the related assets or liabilities.

Level 3:	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The following table sets forth the financial liability as of April 3, 2009 that Nashua measured at fair value on a recurring basis by level within the fair value hierarchy. As required by FAS 157, assets and liabilities measured at fair value are classified in their entirety based on the lowest level of input that is significant to their fair value measurement.

		Fair Value Measurements at April 3, 2009 Using
(in thousands of dollars)	Total Carrying Value at April 3, 2009	Quoted prices in active markets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Interest rate swap liability	$707	$—	$707	$—

The fair value of the interest rate swap was derived from a discounted cash flow analysis based on the terms of the contract and the forward interest rate curve adjusted for Nashua’s credit risk.

Note 7:  Goodwill

Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets (FAS 142), requires that Nashua tests goodwill for impairment on an annual basis and on an interim basis when circumstances change between annual tests that would more-likely-than-not reduce the fair value of the reporting unit below its carrying value, and to write down goodwill and non-amortizable intangible assets when impaired.  Nashua’s annual impairment date is the fourth quarter of each year.  This assessment requires Nashua to estimate the fair market value of each of Nashua’s reporting units and recognize an impairment when the calculated fair market value is less than Nashua’s carrying value.

The current business climate related to the ongoing economic crisis caused Nashua to re-evaluate Nashua’s current projections as well as expected market multiples during the first quarter of 2009.  As a result, Nashua performed an interim impairment test as of April 3, 2009, using a discounted cash flow model.  Based on Nashua’s assessment, Nashua determined that the fair value of the reporting unit exceeded the carrying value and therefore no impairment was necessary.  The carrying amount of goodwill for Nashua’s Label Products business was $17.4 million at April 3, 2009.

Note 8:  New Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurement (FAS 157).  This statement defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.  In February 2008, the FASB issued Staff Position (“FSP”) No. 157-2, delaying the effective date of FAS 157 for nonfinancial assets and nonfinancial liabilities for one year.

Effective January 1, 2009, the first day of Nashua’s current fiscal year, Nashua adopted the provisions of FAS 157 for Nashua’s nonfinancial assets and nonfinancial liabilities.  The adoption did not have a material impact on Nashua’s consolidated financial position, operations and cash flows.

In December 2007, the FASB issued Statement of Financial Accounting Standards No. 141 (revised 2007), Business Combinations (FAS 141R). FAS 141R establishes principles and requirements for how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, any non-controlling interest in the acquiree and the goodwill acquired. The standard also establishes disclosure requirements to enable the evaluation for the nature and financial effects of the business combination. The requirements of FAS 141R were effective for Nashua’s fiscal year beginning January 1, 2009.  The adoption of FAS 141R did not have a material impact on Nashua’s financial statements at April 3, 2009.

Note 9:  Subsequent Event

On May 6, 2009, Nashua entered into an Agreement and Plan of Merger with Cenveo, Inc. and NM Acquisition Corp., a wholly owned subsidiary of Cenveo, referred to as Merger Sub, pursuant to which either: (i)  Merger Sub will merge with and into Nashua, and Nashua will continue as the surviving entity, or (ii) under certain circumstances, Nashua will merge with and into Merger Sub, and Merger Sub will continue as the surviving entity (either (i) or (ii), as applicable, referred to as the merger).  Upon consummation of the merger, the surviving entity will be a wholly owned subsidiary of Cenveo.  Consummation of the merger is subject to the approval of the merger agreement by Nashua’s shareholders. The merger is expected to close during the summer of 2009.

At the effective time of the merger, referred to as the effective time, each issued and outstanding share of Nashua’s common stock, other than shares owned by Cenveo or Merger Sub, will be converted into the right to receive (i) $0.75 in cash without interest, referred to as the cash consideration, and (ii) a number of shares of Cenveo’s common stock, referred to as the stock consideration and together with the cash consideration, the merger consideration, equal to the quotient obtained by dividing $6.130 by the volume-weighted average price per share of Cenveo common stock on fifteen days selected by lot out of the 30 trading days ending on and including the second trading day immediately prior to the closing date of the merger (that average is referred to as the Cenveo stock measurement price). However, in the event such average is equal to or less than $3.750, then Nashua’s shareholders will receive 1.635 shares of Cenveo common stock per share of Nashua stock, and in the event that such average is equal to or greater than $5.25, then Nashua’s shareholders will receive 1.168 shares of Cenveo common stock per share of Nashua stock.

At the effective time, each unvested share of Nashua’s common stock subject to restrictions contained in a restricted stock award agreement made pursuant to one of Nashua’s stock plans, referred to as restricted shares, will be cancelled and converted and will be exchanged for the merger consideration in the same manner as Nashua’s common stock. The merger consideration issued with respect to the restricted shares will remain subject to the same terms and conditions set forth in the applicable stock plan.  Any cash payments to be made with respect to the restricted shares will only be made upon the attainment of certain adjusted performance targets with respect to Cenveo common stock, as specified in the merger agreement.

Also at the effective time, each outstanding option to purchase Nashua’s common stock granted under certain of Nashua’s stock plans will be assumed by Cenveo. Each such outstanding option shall be exercisable for shares of Cenveo common stock in accordance with a formula set forth in the merger agreement.

NASHUA CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	Year Ended December 31,
	2008	2007
	(In thousands, except per share data)

Net sales	$264,903	$272,799
Cost of products sold	225,498	224,545
Gross margin	39,405	48,254
Selling and distribution expenses	25,937	24,088
General and administrative expenses	14,857	16,991
Research and development expenses	666	806
Loss from equity investment	192	200
Impairment of goodwill	14,142	—
Interest expense	535	765
Interest income	(98)	(179)
Change in fair value of interest rate swap	538	295
Other income	(958)	(1,196)
Income (loss) from continuing operations before income taxes	(16,406)	6,484
Provision for income taxes	3,358	2,633
Income (loss) from continuing operations	(19,764)	3,851
Income from discontinued operations, net of $211,000 of taxes	—	289
Net income (loss)	$(19,764)	$4,140
Per share amounts:
Income (loss) from continuing operations per common share	$(3.65)	$0.67
Income from discontinued operations per common share	—	0.05
Net income (loss) per common share	$(3.65)	$0.72
Income (loss) from continuing operations per common share-assuming dilution	$(3.65)	$0.66
Income from discontinued operations per common share-assuming dilution	—	0.05
Net income (loss) per common share-assuming dilution	$(3.65)	$0.71
Average shares outstanding:
Common shares	5,414	5,743
Common shares-assuming dilution	5,414	5,817

The accompanying notes are an integral part of these consolidated financial statements.

NASHUA CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2008 AND 2007

	December 31,
	2008	2007
	(In thousands, except share data)
Assets
Current assets
Cash and cash equivalents	$1,592	$7,388
Accounts receivable, net	27,469	29,375
Inventories:
Raw materials	8,902	9,079
Work in process	3,329	2,565
Finished goods	9,554	8,354
	21,785	19,998
Other current assets	5,599	2,828
	56,445	59,589
Plant and equipment:
Land	986	986
Buildings and improvements	15,591	16,409
Machinery and equipment	53,181	53,512
Construction in progress	506	189
	70,264	71,096
Accumulated depreciation	(50,110)	(47,805)
	20,154	23,291
Goodwill	17,374	31,516
Intangibles, net of amortization	260	331
Other assets	5,970	12,975
Total assets	$100,203	$127,702
Liabilities and Shareholders’ Equity Current liabilities
Accounts payable	$11,968	$14,432
Accrued expenses	8,900	9,185
Current portion of long-term debt	8,125	1,875
Current portion of notes payable to related parties	18	31
	29,011	25,523
Long-term debt, less current portion	2,800	10,925
Notes payable to related parties, less current portion	—	18
Other long-term liabilities	46,879	29,728
Commitments and contingencies (see Note 10)
Shareholders’ equity:
Common stock, par value $1.00; authorized 20,000,000 shares; issued and outstanding 5,607,642 shares in 2008 and 5,640,636 shares in 2007	5,608	5,641
Additional paid-in capital	15,076	14,562
Retained earnings	39,705	59,648
Accumulated other comprehensive loss:
Minimum pension liability adjustment, net of tax	(38,876)	(18,343)
	21,513	61,508
Total liabilities and shareholders’ equity	$100,203	$127,702

The accompanying notes are an integral part of these consolidated financial statements.

NASHUA CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ EQUITY
AND COMPREHENSIVE LOSS FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

					Accumulated
			Additional		Other
	Common Stock		Paid-In	Retained	Comprehensive
	Shares	Par Value	Capital	Earnings	Loss	Total
	(In thousands, except share data)
Balance, December 31, 2006	6,344,178	$6,344	$15,998	$61,358	$(14,673)	$69,027

Stock options exercised and related tax benefit	85,150	85	596	—	—	681

Stock-based compensation	—	—	232	—	—	232
Restricted stock issued	148,000	148	(148)	—	—	—
Restricted stock forfeited	(88,673)	(88)	88	—	—	—
Purchase and retirement of treasury shares	(100,300)	(100)	(260)	(445)	—	(805)
Purchase and retirement of treasury shares – tender offer	(751,150)	(751)	(2,009)	(5,405)	—	(8,165)
Other	3,431	3	65	—	—	68
Comprehensive income:
Net income	—	—	—	4,140	—	4,140
Minimum pension liability adjustment, net of tax	—	—	—	—	(3,670)	(3,670)
Comprehensive income	—	—	—	—	—	470
Balance, December 31, 2007	5,640,636	$5,641	$14,562	$59,648	$(18,343)	$61,508

Stock options exercised and related tax benefit	7,550	7	55	—	—	62

Stock-based compensation	—	—	888	—	—	888
Restricted stock issued	118,000	118	(118)			—
Restricted stock forfeited	(23,000)	(23)	23	—	—	—
Purchase and retirement of treasury shares	(135,544)	(135)	(334)	(179)	—	(648)
Comprehensive loss:
Net loss	—	—	—	(19,764)	—	(19,764)
Minimum pension liability adjustment, net of tax	—	—	—	—	(20,533)	(20,533)
Comprehensive loss	—	—	—	—	—	(40,297)

Balance, December 31, 2008	5,607,642	$5,608	$15,076	$39,705	$(38,876)	$21,513
The accompanying notes are an integral part of these consolidated financial statements.

NASHUA CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	Year Ended December 31
	2008	2007
	(in thousands)
Cash Flows from Operating Activities
Net income (loss)	$(19,764)	$4,140
Adjustments to reconcile net income (loss) to cash provided
by (used in) operating activities:
Depreciation and amortization	4,445	4,608
Amortization of deferred gain	(674)	(674)
Change in fair value of interest rate swap	538	295
Impairment of goodwill	14,142	—
Deferred income taxes	4,818	1,309
Stock based compensation	888	261
Excess tax benefit from exercised stock based compensation	(14)	(125)
Loss on sale/disposal of fixed assets	411	65
Equity in loss from unconsolidated joint venture	192	200
Contributions to pension plans (see Note 11)	(4,888)	(5,339)
Change in operating assets and liabilities, net of
effects from acquisition of businesses:
Accounts receivable	1,906	95
Inventories	(1,787)	3,766
Other assets	(633)	(315)
Accounts payable	(2,464)	(2,188)
Accrued expenses	(285)	546
Other long-term liabilities	1,642	1,202
Cash provided by (used in) operating activities	(1,527)	7,846
Cash Flows from Investing Activities
Investment in plant and equipment	(1,648)	(1,346)
Investment in unconsolidated joint venture	(129)	(146)
Proceeds from sale of plant and equipment	—	6
Cash used in investing activities	(1,777)	(1,486)
Cash Flows from Financing Activities
Net repayments on revolving portion of long-term debt	—	(1,950)
Net repayments on term portion of long-term debt	(1,875)	—
Principal repayment on note payable to related parties	(31)	(71)
Proceeds from repayment on loan to related party	—	1,049
Proceeds from refinancing	—	10,000
Proceeds from shares exercised under stock option plans	48	556
Excess tax benefit from exercised stock based compensation	14	125
Purchase and retirement of treasury shares	(648)	(805)
Purchase and retirement of treasury shares – tender offer	—	(8,165)
Cash provided by (used in) financing activities	(2,492)	739
Increase (decrease) in cash and cash equivalents	(5,796)	7,099
Cash and cash equivalents at beginning of year	7,388	289
Cash and cash equivalents at end of year	$1,592	$7,388
Supplemental Disclosures of Cash Flow Information
Interest paid	$445	$959
Income taxes paid, net	$61	$1,952

The accompanying notes are an integral part of these consolidated financial statements.

Note 1:  Summary of Significant Accounting Policies

Description of the Company

Nashua Corporation is a manufacturer, converter and marketer of labels and specialty papers. Nashua’s primary products include thermal and other coated papers, wide-format papers, pressure-sensitive labels and tags, and transaction and financial receipts.

Segment and Related Information

Nashua has two segments as discussed in detail in Note 12:

(1)  Label Products

(2)  Specialty Paper Products

Basis of Consolidation

Nashua’s Consolidated Financial Statements include the accounts of Nashua Corporation and its wholly-owned subsidiaries. All significant intercompany transactions and balances have been eliminated.

Use of Estimates

The preparation of Nashua’s Consolidated Financial Statements, in accordance with U.S. GAAP, requires Nashua to make estimates and assumptions that affect the amounts reported in Nashua’s financial statements and accompanying notes. Significant estimates include allowances for obsolete inventory and uncollectible receivables, environmental obligations, pension and other postretirement benefits, valuation allowances for deferred tax assets, future cash flows associated with assets and useful lives for depreciation and amortization. Actual results could differ from Nashua’s estimates.

Cash Equivalents

Nashua considers all highly liquid investment instruments purchased with a maturity of three months or less to be cash equivalents.

Accounts Receivable

Nashua evaluates the collectibility of its accounts receivable based on a combination of factors. In circumstances where Nashua becomes aware of a specific customer’s inability to meet its financial obligations to Nashua, such as a bankruptcy filing or a substantial downgrading of a customer’s credit rating, Nashua records a specific reserve to reduce its net receivable to the amount it reasonably expects to collect. Nashua also records reserves for bad debts based on the length of time its receivables are past due, the payment history of Nashua’s individual customers and the current financial condition of Nashua’s customers based on obtainable data and historical payment and loss trends. After Nashua’s management’s review of accounts receivable, Nashua increased the allowance for doubtful accounts to $.5 million at December 31, 2008 from $.3 million at December 31, 2007. Uncertainties affecting Nashua’s estimates include future industry and economic trends and the related impact on the financial condition of Nashua’s customers, as well as the ability of Nashua’s customers to generate cash flows sufficient to pay Nashua amounts due. If circumstances change, such as higher than expected defaults or an unexpected material adverse change in a customer’s ability to meet its financial obligations to Nashua, Nashua’s estimates of the recoverability of the receivables due Nashua could be either reduced or increased by a material amount.
Inventories

Nashua’s inventories are carried at the lower of cost or market. Cost is determined by the first-in, first-out, or commonly known as FIFO, method for approximately 77 percent of Nashua’s inventories at December 31, 2008 and 2007, and by the last-in, first-out, or commonly known as LIFO, method for the balance. If the FIFO method had been used to cost all inventories, the balances would have been approximately $2.0 million higher for December 31, 2008 and $1.8 million higher for December 31, 2007.

Plant and Equipment

Nashua’s plant and equipment are stated at cost. Nashua charges expenditures for maintenance and repairs to operations as incurred, while additions, renewals and betterments of plant and equipment are capitalized. Items which are sold, retired or otherwise disposed of, together with related accumulated depreciation, are removed from Nashua’s accounts and, where applicable, the related gain or loss is recognized.

Depreciation expense was $4.4 million for 2008 and $4.4 million for 2007. Depreciation expense includes amortization of assets recorded under capital leases. For financial reporting purposes, Nashua computes depreciation expense using the straight-line method over the following estimated useful lives:

Buildings and improvements	5 – 40 years
Machinery and equipment	3 – 20 years

Nashua reviews the value of its plant and equipment whenever events or changes in circumstances indicate that the carrying value may not be recoverable.

Goodwill and Intangible Assets

Goodwill represents the excess of the cost of acquired businesses over the fair value of identifiable net assets acquired. For the purposes of performing the required impairment tests, a present value (discounted cash flow) method was used to determine fair value of the reporting units. Nashua performs its annual impairment test in the fourth quarter of each year. Nashua performed an interim impairment test in the third quarter of 2008, as described in more detail in Note 3.

Intangible assets have determinable useful lives between 5 and 15 years. Nashua reviews intangible assets for impairment when events or changes in circumstances indicate that the carrying value may not be recoverable. When indicators of impairment are present, Nashua evaluates the carrying value of the intangible asset in relation to its operating performance and future undiscounted cash flows. If the asset’s carrying value is not recoverable, an impairment loss is recorded to write down the asset to its fair value.

Stock-Based Compensation

At December 31, 2008 Nashua had five stock compensation plans, which are described more fully in Note 8.  Effective January 1, 2006, Nashua accounts for stock-based compensation in accordance with the fair value recognition provision of statement of Financial Accounting Standard No. 123 (revised 2004), Share-Based Payment, or FAS 123R, using the modified-prospective method. Nashua uses the Monte Carlo Simulation, which requires the input of subjective assumptions. These assumptions include estimating the length of time employees will retain their vested stock options before exercising them, the estimated volatility of Nashua’s common stock price over the expected term and the number of options that will ultimately not complete their vesting requirements. Changes in the subjective assumptions can materially affect the estimate of fair value stock-based compensation, and consequently, the related amount recognized on the Consolidated Statements of Operations.

Compensation expense for the year ended December 31, 2008 for restricted stock awards and restricted stock units was $.9 million compared to expense for restricted stock awards of $.2 million in 2007 and is included in selling, general and administrative expenses. Total compensation related to non-vested awards not yet recognized at
December 31, 2008 is $.9 million, which Nashua expects to recognize as compensation expense over the next three years.

Postretirement Benefits

Effective December 31, 2006, Nashua adopted Financial Accounting Standard No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, or FAS 158. FAS 158 requires Nashua to recognize the funding status of Nashua’s defined benefit postretirement plans in Nashua’s statement of financial position and to recognize changes in the funding status in comprehensive income in the year in which the change occurs. FAS 158 and its effects on Nashua’s Consolidated Financial Statements are described more fully in Note 11.

Revenue Recognition

Nashua recognizes revenue from product sales or services rendered when the following four revenue recognition criteria are met: persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the selling price is fixed or determinable, and collectibility is reasonably assured.

Environmental Expenditures

Nashua expenses environmental expenditures relating to ongoing operations unless the expenditures extend the life, increase the capacity or improve the safety or efficiency of Nashua’s property, mitigate or prevent environmental contamination that has yet to occur and improve Nashua’s property compared with its original condition, or are incurred for property held for sale.

Expenditures relating to site assessment, remediation and monitoring are accrued and expensed when the costs are both probable and the amount can be reasonably estimated. Nashua bases estimates on in-house and third-party studies considering current technologies, remediation alternatives and current environmental standards. In addition, if there are other participants and the liability is joint and several, the financial stability of the other participants is considered in determining Nashua’s accrual.

Shipping Costs

Nashua classifies third-party shipping costs as a component of selling and distribution expenses in Nashua’s Consolidated Statement of Operations. Third-party shipping costs totaled $11.7 million for the year ended December 31, 2008 and $11.2 million for the year ended December 31, 2007.

Research and Development

Nashua expenses research and development costs as incurred.

Income Taxes

Income taxes are accounted for under the liability method in accordance with Financial Accounting Standard No. 109 (FAS 109) Accounting for Income Taxes. Deferred income taxes result principally from the use of different methods of depreciation and amortization for income tax and financial reporting purposes, the recognition of expenses for financial reporting purposes in years different from those in which the expenses are deductible for income tax purposes, and the recognition of the tax benefit of net operating losses and other tax credits. Deferred taxes reflect the tax consequences on future years of differences between the tax bases of assets and liabilities and their financial reporting amounts. The carrying value of Nashua’s deferred tax assets is dependent upon the ability to generate sufficient future taxable income in certain tax jurisdictions. Should Nashua determine that it is more likely than not that some portion or all of its deferred assets will not be realized, a valuation allowance to the deferred tax assets would be established in the period such determination was made.

In accordance with Financial Accounting Standards Board Interpretation 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 (FIN 48), Nashua’s policy is to provide for uncertain tax positions and the related interest and penalties based upon management’s assessment of whether a tax benefit is more likely than not to be sustained upon examination by tax authorities. At December 31, 2008, Nashua believes it has appropriately accounted for any unrecognized tax benefits. To the extent Nashua prevails in matters for which a liability for an unrecognized tax benefit is established or is required to pay amounts in excess of the liability, Nashua’s effective tax rate in a given financial statement period may be affected.

Concentrations of Credit Risk

Financial instruments that potentially subject Nashua to concentrations of credit risk consist primarily of cash equivalents and trade receivables.

Nashua places its temporary cash investments with high quality financial institutions and in high quality liquid investments. Concentrations of credit risk with respect to accounts receivable are limited because Nashua’s customer base consists of a large number of geographically diverse customers. Nashua performs ongoing credit evaluations of Nashua’s customers’ financial condition and maintain allowances for potential credit losses. Nashua generally does not require collateral or other security to support customer receivables.

Concentrations of Labor

Nashua had 659 full-time employees at February 6, 2009. Approximately 200 of Nashua’s employees are members of one of several unions, principally the United Steelworkers of America. The agreements have initial durations of three to six years and expire on March 7, 2011 or March 31, 2012. Nashua believes its employee relations are satisfactory.

Concentrations of Supply

Nashua purchases certain important raw materials from a sole source or a limited number of manufacturers. Nashua’s management believes that other suppliers could qualify to provide similar raw materials on comparable terms. The time required to locate and qualify other suppliers, however, could cause a delay in manufacturing that could be disruptive to Nashua.

Fair Value of Financial Instruments

The recorded amounts for cash and cash equivalents, other current assets, accounts receivable and accounts payable and other current liabilities approximate fair value due to the short-term nature of these financial instruments. The fair values of amounts outstanding under Nashua’s debt instruments approximate their book values in all material respects due to the variable nature of the interest rate provisions associated with such instruments.

Earnings per Common and Common Equivalent Shares

Earnings per common and common equivalent share are computed based on the total of the weighted average number of common shares and the weighted average number of common equivalent shares outstanding during the period presented.

Repurchased Shares

Effective July 1, 2004, companies incorporated in Massachusetts became subject to the Massachusetts Business Corporation Act, Chapter 156D. Chapter 156D provides that shares that are reacquired by a company become authorized but unissued shares under Section 6.31, and thereby eliminates the concept of “treasury shares.” Accordingly, Nashua designates its treasury shares as authorized but unissued and allocate the cost of treasury stock to common stock, additional paid-in capital and retained earnings.

New Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board, or FASB, issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). This standard defines fair value, establishes a market-based framework or hierarchy for measuring fair value, and expands disclosures about fair value measurements. FAS 157 is applicable whenever another accounting pronouncement requires or permits assets and liabilities to be measured at fair value. FAS 157 does not expand or require any new fair value measures, however, the application of this statement may change current practice. The requirements of FAS 157 are effective for measurements of financial instruments and recurring fair value measurements of non-financial assets and liabilities for Nashua’s fiscal year beginning January 1, 2008. On January 1, 2009, FAS 157 applies to non-recurring valuations of non-financial assets and liabilities, including those used in measuring impairments of goodwill, other intangible assets and other long-lived assets. It also applies to fair value measurements of non-financial assets acquired and liabilities assumed in business combinations which occur after January 1, 2009. Nashua is in the process of evaluating these deferred provisions of FAS 157 on Nashua’s 2009 financial statements.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities – including an Amendment of FASB Statement No. 115 (FAS 159). This standard allows an entity to choose to measure certain financial instruments and liabilities at fair value.  Subsequent measurements for the financial instruments and liabilities an entity elects to fair value will be recognized in earnings. FAS 159 also established additional disclosure requirements. The requirements of FAS 159 were effective for Nashua’s fiscal year beginning January 1, 2008.  Nashua adopted FAS 159 and elected not to measure any additional financial instruments and other items at fair value. The adoption of FAS 159 had no impact on Nashua’s financial statements.

In December 2007, the FASB issued Statement of Financial Accounting Standards No. 141 (revised 2007), Business Combinations (FAS 141R). FAS 141R establishes principles and requirements for how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, any non-controlling interest in the acquiree and the goodwill acquired. The standard also establishes disclosure requirements to enable the evaluation for the nature and financial effects of the business combination. The requirements of FAS 141R are effective for Nashua’s fiscal year beginning January 1, 2009.  Nashua does not expect the impact of adopting FAS 141R to have a significant impact on Nashua’s financial statements upon adoption.

Note 2:  Discontinued Operations

Discontinued operations includes the reimbursement of legal cost of $500,000 ($289,000 net of taxes) paid related to the Cerion litigation which was concluded in the quarter ended March 30, 2007.

Nashua’s asset balance related to discontinued operations included in Nashua’s Consolidated Balance Sheets as of December 31, 2008 and 2007 was $1.5 million which was included in other assets and consists primarily of Nashua’s 37.1 percent interest in the Cerion Technologies Liquidating Trust, a trust established pursuant to the liquidation of Cerion Technologies Inc., formerly a publicly held company. Cerion ceased operations during the fourth quarter of 1998 and will liquidate upon resolution of legal matters.

Note 3:  Goodwill and Other Intangible Assets

Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets (FAS 142), requires that Nashua tests goodwill for impairment at least on an annual basis and on an interim basis when circumstances change between annual tests that would more-likely-than-not reduce the fair value of the reporting unit below its carrying value, and to write down goodwill and non-amortizable intangible assets when impaired. Nashua’s annual impairment date is in the fourth quarter of each year. This assessment requires Nashua to estimate the fair market value of each of Nashua’s reporting units and recognize an impairment when the calculated fair value is less than Nashua’s carrying value.

For the year ended December 31, 2008, Nashua recognized a goodwill impairment charge of $14.1 million related to Nashua’s Specialty Paper Products business.

The current business climate related to the ongoing economic crisis and Nashua’s reliance on retail sales, banking activity and construction activity within Nashua’s Specialty Paper Products business caused Nashua to re-evaluate Nashua’s current projections as well as expected market multiples during the third quarter. As a result, Nashua performed an interim impairment test as of September 26, 2008, using a discounted cash flow model. Based on Nashua’s assessment, Nashua determined that the fair value of the reporting unit did not exceed the carrying value and therefore indicated a potential impairment of the reporting unit’s goodwill and other assets. After performing step 2 of the evaluation, Nashua has concluded that the entire amount of $14.1 million was impaired and accordingly, recorded as an impairment charge in the third quarter. No other assets of the reporting unit were deemed impaired.

The carrying amount of goodwill and activity for the year ended December 31, 2008 is as follows:

	Specialty Paper Products	Label Products	Total
(In thousands)
Aggregate amount of goodwill acquired	$14,142	$17,374	$31,516
Impairment charge	(14,142)	—	(14,142)
Balance as of December 31, 2008	$—	$17,374	$17,374

Details of acquired intangible assets are as follows:

	At December 31, 2008
	Gross Carrying Amount	Accumulated Amortization	Weighted Average Amortization Period
	(In thousands)
Trademarks and trade names	$211	$101	15 years
Customer relationships and lists	829	679	12 years
	$1,040	$780

	At December 31, 2007
	Gross Carrying Amount	Accumulated Amortization	Weighted Average Amortization Period
	(In thousands)
Trademarks and trade names	$211	$88	15 years
Customer relationships and lists	829	631	12 years
Customer contracts	450	440	5 years
	$1,490	$1,159

Amortization Expense:	(In thousands)
For the year ended December 31, 2007	$225
For the year ended December 31, 2008	$71
Estimated for the year ending:
December 31, 2009	$47
December 31, 2010	$39
December 31, 2011	$34
December 31, 2012	$31
December 31, 2013	$30
December 31, 2014 and thereafter	$79

The gross carrying amount, accumulated amortization and weighted average amortization period has been adjusted to remove fully amortized intangible assets as of December 31, 2008.

Note 4:  Indebtedness

On May 23, 2007, Nashua entered into a Second Amended and Restated Credit Agreement with LaSalle Bank National Association, which was subsequently merged with Bank of America, N.A. and the lenders party thereto (the “Restated Credit Agreement”) to amend and restate in its entirety Nashua’s Amended and Restated Credit Agreement, dated March 30, 2006, as amended (the “Original Credit Agreement”). The Restated Credit Agreement extended the term of the credit facility under the Original Credit Agreement to March 30, 2012 (unless earlier terminated in accordance with its terms) and provided for a revolving credit facility of $28 million, including a $5 million sublimit for the issuance of letters of credit and a $2,841,425 secured letter of credit that will continue to support Industrial Development Revenue Bonds issued by the Industrial Development Board of the City of Jefferson City, Tennessee.  In addition, the Restated Credit Agreement established a term loan of $10 million. The term loan was payable in quarterly installments of $625,000 beginning June 30, 2008. The revolving credit facility is subject to reduction upon the occurrence of a mandatory prepayment event (as defined in the Restated Credit Agreement). Nashua is obligated to make prepayments of the term loan periodically and upon the occurrence of certain specified events. The Restated Credit Agreement also adjusted Nashua’s requirement to maintain fixed charge coverage ratio to be not less than 1.50 to 1.00. All other terms of the Original Agreement remained substantially the same.

The interest rate on loans outstanding under the Restated Credit Agreement was based on the total debt to adjusted EBITDA ratio and was, at Nashua’s option, either (1) a range from zero to .25 percent over the base rate (prime) or (2) a range from 1.25 percent to 2 percent over LIBOR. Nashua is also subject to a non-use fee for any unutilized portion of the revolving credit facility under the Restated Credit Agreement.

For the years ended December 31, 2008 and December 31, 2007, the weighted average annual interest rate on Nashua’s long-term debt was 3.8 percent and 5.5 percent, respectively. Nashua had $24.8 million of available borrowing capacity at December 31, 2008 under Nashua’s revolving loan commitment. Nashua had $3.2 million of obligations under standby letters of credit with the banks which are included in Nashua’s bank debt when calculating Nashua’s borrowing capacity.

Furthermore, without prior consent of Nashua’s lenders, the Restated Credit Agreement limited, among other things, annual capital expenditures to $8.0 million, the incurrence of additional debt and restricts the sale of certain assets and merger or acquisition activities. Nashua may use cash for dividends or the repurchase of shares to the extent that the availability under the line of credit exceeds $3.0 million.

As noted in the following table, Nashua was not in compliance with the fixed charge coverage ratio and the funded debt to adjusted EBITDA ratio financial covenants at December 31, 2008 under the Restated Credit Agreement.

	Covenant	Requirement at December 31, 2008	Ratio at December 31, 2008
•	Maintain a fixed charge coverage ratio	Not less than 1.5 to 1.0	1.1 to 1.0
•	Maintain a funded debt to adjusted EBITDA ratio	Less than 2.5 to 1.0	2.6 to 1.0

In February 2009, Nashua paid down the term loan under the Restated Credit Agreement with cash on hand and use of the revolving credit facility. On March 30, 2009, Nashua entered into an Amendment Agreement to Nashua’s Second Amended and Restated Credit Agreement (the “Amended Credit Agreement”) with Bank of America, N.A., to waive Nashua’s non-compliance with the fixed charge coverage ratio and the funded debt to adjusted EBITDA ratio financial covenants at December 31, 2008. In addition, pursuant to the Amended Credit Agreement:

•	The termination date is changed from March 30, 2012 to March 29, 2010;

•	advances under the revolving credit facility are limited to 75 percent of eligible accounts receivable and 40 percent of eligible inventory, and eligible inventory is limited to $6 million;

•	the revolving credit facility is decreased from $28 million to $15 million until June 30, 2009, when it will increase to $17 million;

•	the interest rate on borrowings is increased to LIBOR plus 335 basis points or prime plus 110 basis points;

•	the fee for the unused line of credit is 75 basis points;

•	annual capital expenditures are limited to $2 million; and

•	equipment and fixtures are added to the collateral securing the loan.

In addition, the terms of the Amended Credit Agreement adjusted the fixed charge coverage ratio financial covenant to 1.1 to 1.0 for the rolling twelve months ended April 3, 2009 and 1.2 to 1.0 for the rolling twelve months ended June 30, 2009. The maximum fixed charge coverage ratio returns to 1.5 to 1.0 for each quarterly measurement period through the end of the agreement.  Under the Restated Credit Agreement, Nashua’s funded debt to adjusted EBITDA ratio for the period ended April 3, 2009 and thereafter is to be less than 2.25 to 1.0.

Pursuant to the Amended Credit Agreement, at December 31, 2008 Nashua’s minimum payment obligations relating to long-term debt are as follows:

	2009	2024	Total

Term portion of long-term debt	$8,125	$—	$8,125
Industrial revenue bond	—	2,800	2,800
	$8,125	$2,800	$10,925

Nashua had borrowings of $8.1 million under a term loan and $2.8 million under Nashua’s IRB loan outstanding at December 31, 2008. On February 9, 2009, Nashua borrowed $4.6 million under Nashua’s revolving line of credit with Bank of America and used cash of $3.5 million to pay down the term loan in its entirety.

Nashua has presented the $8.1 million term loan as current at December 31, 2008 since the amount was refinanced using cash generated from current assets at December 31, 2008 and borrowings under the revolving line of credit.

On March 26, 2009, Nashua’s borrowings were $3.6 million under the revolving line of credit and $2.8 million on the IRB note.

Nashua had $27.4 million of working capital at December 31, 2008.  Nashua believes that Nashua’s working capital amounts at December 31, 2008, along with cash expected to be generated from operating activities as well as borrowings available under the revolving line of credit, are adequate to allow Nashua to meet its obligations during 2009. In the event Nashua’s results of operations do not meet forecasted results and therefore impact financial covenants with Nashua’s lender, Nashua believes there are alternative forms of financing available to it. There can be no assurance, however, that such financing will be available on conditions acceptable to Nashua. In the event such financing is not available to it, Nashua believes it can effectively manage operating and financial obligations by adjusting the timing of working capital components.

Nashua uses derivative financial instruments to reduce Nashua’s exposure to market risk resulting from fluctuations in interest rates. During the first quarter of 2006, Nashua entered into an interest rate swap, with a notional debt value of $10.0 million, which expires in 2011. During the term of the agreement, Nashua has a fixed interest rate of 4.82 percent on the notional amount and Bank of America, as counterparty to the agreement, paid Nashua interest at a floating rate based on LIBOR on the notional amount. Interest payments are made quarterly on a net settlement basis.

This derivative does not qualify for hedge accounting, therefore, changes in fair value of the hedge instrument are recognized in earnings. Nashua recognized a $.5 million mark-to-market expense in 2008 and a $.3 million mark-to-market expense in 2007, both related to the change in fair value of the derivative. The fair market value of the derivative resulted in liabilities of $.7 million at December 31, 2008 and $.3 million at December 31, 2007, which were determined based on current interest rates and expected trends.

Note 5:  Lease Exit Charges

During the third quarter of 2008, Nashua recorded $.3 million related to the closure of Nashua’s leased facility located in Cranbury, New Jersey as part of distribution expense. In December 2008, Nashua was released from the Cranbury, New Jersey lease obligation and reversed the expense related to the exit charges. During the fourth quarter of 2008, Nashua recorded a lease liability expense of $1.0 million included in cost of products sold related to the closure of Nashua’s leased facility located in Jacksonville, Florida in Nashua’s Label Products segment and $.1 million related to leased trucks no longer used by Nashua’s distribution facilities and included in selling and distribution expense. In accordance with Statement of Financial Accounting Standards No. 146, Accounting for Costs Associated with Exit or Disposal Activities (FAS 146), Nashua calculated the costs associated with the closure of the facilities and Nashua’s related lease obligations. The calculation includes the discounted effect of future minimum lease payments from the date of closure to the end of the remaining lease term, net of estimated cost recoveries that may be achieved through subletting the facility or favorably terminating the lease. The total cost expected to be incurred with the Florida lease is $1.8 million, which will be expensed through May 2013, in Nashua’s Label Products segment. A roll forward of the activity for the year ended December 31, 2008 is as follows:

(in thousands)
Balance as of December 31, 2007	$—
Provision for lease exit charges	1,374
Reduction of lease exit charges	(298)
Balance as of December 31, 2008	$1,076

Note 6:  Income Taxes

The provision for income taxes from continuing operations consists of the following:

	2008	2007
	(In thousands)
Current:
Federal	$(1,460)	$1,073
State	—	251
Total current	(1,460)	1,324
Deferred:
Federal	4,343	1,110
State	475	199
Total deferred	4,818	1,309
Provision for income taxes, continuing operations	$3,358	$2,633

Total net deferred tax assets (liabilities) are comprised of the following:

	December 31,
	2008	2007
	(In thousands)
Depreciation	$(304)	$(725)
Other	(614)	(611)
Gross deferred tax liabilities	(918)	(1,336)
Pension and postretirement benefits	14,947	9,287
State net operating loss carryforwards and other state credits	1,767	1,690
Alternative minimum tax and general business credits	1,528	1,109
Accrued expenses	743	278
Inventory reserves	565	478
Bad debt reserves	266	351
Other	1,648	1,082
Gross deferred tax assets	21,464	14,275
Deferred tax asset valuation allowance	(14,384)	(1,959)
Deferred tax assets, net	7,080	12,316
Net deferred tax assets	$6,162	$10,980

Reconciliations between income tax provision from continuing operations computed using the United States statutory income tax rate and Nashua’s effective tax rate are as follows:

	2008		2007
United States federal statutory rate	$(5,742)	(35.0)%	$2,268	35.0%
State taxes, net of federal tax benefit	309	1.9	310	4.8
Goodwill impairment`	5,609	34.2	—	—
Change in valuation allowance	4,293	26.2	195	3.0
Other items	(1,111)	(6.8)	(140)	(2.2)
	$3,358	20.5%	$2,633	40.6%

At December 31, 2008, other current assets included $3.2 million of net deferred tax assets and other assets included $3.0 million of net deferred tax assets. At December 31, 2007, other current assets included $1.5 million of net deferred tax assets and $9.5 million was included in other assets.

At December 31, 2008, Nashua had $19.2 million of state net operating loss carryforwards and other state credits (net benefit of $1.8 million) and $1.5 million of federal tax credit carryforwards,

which are available to offset future domestic taxable earnings and taxes and are fully reserved at December 31, 2008. The state net operating loss carryforward benefits and other state credits expire between tax years 2009 and 2020. Primarily all of the $1.5 million of federal tax credit carryforwards are for alternative minimum tax and have no expiration date. In 2008, Nashua increased its valuation allowance by approximately $12.4 million for uncertainty related to the overall utilization of Nashua’s deferred tax assets. The increase in the valuation allowance related to pension and postretirement benefits ($9.1 million), of which $8.1 million was recorded through other comprehensive loss, federal tax credits ($1.5 million), state net operating losses and credits ($.7 million), and other tax assets ($1.6 million). $4.3 million of the increase in valuation allowance was recorded through the income tax provision and $8.1 million was recorded through other comprehensive loss due to the nature of the items.

In 2007, Nashua increased its valuation allowance by approximately $.2 million for uncertainty related to Nashua’s expected decrease in utilization of state net operating losses.

In 2008, Nashua’s minimum pension liability increased due to changes in the pension plan funded status. Accordingly, Nashua increased both the deferred tax asset and related valuation allowance by $8.1 million through accumulated other comprehensive loss. In 2007, Nashua’s additional minimum pension liability increased due to changes in its funded status and changes in actuarial assumptions. Accordingly, Nashua increased both the deferred tax asset and related valuation allowance in 2007 by $4.1 million through accumulated other comprehensive loss.

Taxes charged to other comprehensive loss, net of the deferred tax asset valuation allowance, related to certain other pension and postretirement benefits amounts to $0 million in 2008 and 2007.

Effective January 1, 2007, Nashua adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109 (FIN 48). FIN 48 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-than-likely-not to be sustained upon examination by taxing authorities. There was not a material impact on Nashua’s consolidated financial position and results of operations as a result of the adoption of the provisions of FIN 48. At December 31, 2008 and 2007, Nashua had no unrecognized tax benefits. Nashua does not believe there will be any material changes in Nashua’s unrecognized tax positions over the next twelve months.

Nashua’s policy for recording interest and penalties associated with tax audits is to record such items as a component of income or loss before income taxes. When applicable, interest is recorded as interest expense, net and penalties are recorded in other income (loss). For the year ended 2008, Nashua had no interest or penalties accrued related to unrecognized tax benefits.

Note 7:  Shareholders’ Equity

Nashua’s ability to pay dividends is restricted to the provisions of Nashua’s debt agreement which allows Nashua to use cash for dividends to the extent that the availability under the line of credit exceeds $3.0 million. Nashua did not declare or pay a cash dividend on Nashua’s common stock in 2008 or 2007.

Nashua accounts for repurchased common stock under the cost method and upon purchase, Nashua retires treasury stock as a reduction of common stock, additional paid-in capital and retained earnings.

During the fourth quarter of 2008, Nashua’s board of directors authorized the repurchase of up to 1,000,000 shares of Nashua’s common stock from time to time on the open market or in privately negotiated transactions. During 2008, Nashua repurchased and retired 135,544 shares totaling $.7 million.

During the fourth quarter of 2006, Nashua’s board of directors authorized the repurchase of up to 500,000 shares of Nashua’s common stock from time to time on the open market or in privately negotiated transactions. In 2006, Nashua repurchased and retired 15,429 shares totaling $.1 million. During 2007, Nashua repurchased and retired 100,300 shares totaling $.8 million. The share repurchase program expired on December 31, 2007.

On May 29, 2007, Nashua commenced a tender offer in which Nashua sought to acquire up to 1,900,000 shares of Nashua’s common stock at a price of $10.50 per share. The tender offer expired on June 28, 2007 at which time 751,150 shares were tendered at a price of $10.50 per share. During the third quarter of 2007, Nashua settled the obligation of the tender offer and paid $7.9 million for the tendered shares. Transaction fees of $.3 million were paid during 2007 and recorded as a reduction to retained earnings. The transaction fees included the dealer manager, information agent, depositary, legal and other fees.

Note 8:  Stock Option and Stock Award Plans

Nashua has five stock compensation plans at December 31, 2008: the 2008 Value Creation Incentive Plan (2008 Plan), the 2007 Value Creation Incentive Plan (2007 Plan), the 2004 Value Creation Incentive Plan (2004 Plan), the 1999 Shareholder Value Plan (1999 Plan) and the 1996 Stock Incentive Plan (1996 Plan).

On April 28, 2008, Nashua’s shareholders approved the 2008 Value Creation Incentive Plan pursuant to which restricted stock awards may be granted to certain key executives. The restricted stock will vest only upon achievement of certain target average closing prices of Nashua’s common stock over the 40-consecutive trading day period which ends on the third anniversary of the date of grant, such that 33 percent of such shares shall vest if the 40-day average closing price of at least $13.00 but less than $14.00 is achieved, 66 percent of such shares shall vest if the 40-day average closing price of at least $14.00 but less than $15.00 is achieved, and 100 percent of such shares shall vest if the 40-day average closing price of $15.00 or greater is achieved. The restricted shares vest upon a change of control if the share price at the date of the change of control is equal to or greater than $13.00. Shares of the restricted stock are forfeited if the specified closing prices of Nashua’s common stock are not met or if certain individual stock ownership criteria are not met. There are 100,000 shares authorized for issuance under the 2008 Plan. As of December 31, 2008, there are no shares available to be awarded under the 2008 Plan.

On May 4, 2007, Nashua’s shareholders adopted the 2007 Plan pursuant to which restricted stock awards may be granted to certain key executives. The restricted stock will vest only upon achievement of certain target average closing prices of Nashua’s common stock over the 40-consecutive trading day period which ends on the third anniversary of the date of grant, such that 33 percent of such shares shall vest if the 40-day average closing price of at least $11.00 but less than $12.00 is achieved, 66 percent of such shares shall vest if the 40-day average closing price of at least $12.00 but less than $13.00 is achieved, and 100 percent of such shares shall vest if the 40-day average closing price of $13.00 or greater is achieved. The restricted shares vest upon a change of control if the share price at the date of the change of control is equal to or greater than $11.00. Shares of the restricted stock are forfeited if the specified closing prices of Nashua’s common stock are not met or if certain individual stock ownership criteria are not met. Of the 160,000 shares authorized for issuance under the 2007 Plan, 17,000 shares are available to be awarded as of December 31, 2008.

On May 4, 2004, Nashua’s shareholders adopted the 2004 Plan in which restricted stock awards have been granted to certain key executives that will vest upon achievement of certain target average closing prices of Nashua’s common stock over the 40-consecutive trading day period which ends on the third anniversary of the date of grant, or the 40-day average closing price, such that 33 percent of such shares shall vest if the 40-day average closing price of at least $13.00 but less than $14.00 is achieved, 66 percent of such shares shall vest if the 40-day average closing price of at least $14.00 but less than $15.00 is achieved, and 100 percent of such shares shall vest if the 40-day average closing price of $15.00 or greater is achieved. The restricted shares vest upon a change in control if the share price at the date of the change of control is equal to or greater than $13.00. Shares of the restricted stock are forfeited if the specified closing prices of Nashua’s common stock are not met. As of December 31,

2008, 146,000 shares have been forfeited. Of the 150,000 shares authorized for issuance under the 2004 Plan, 49,000 shares are outstanding as of December 31, 2008. The 2004 Plan has expired and no further awards can be granted.

Under the 1999 Plan, nonstatutory stock options have been awarded. Of the 600,000 shares authorized for the 1999 Plan, 9,719 shares are available to be awarded as of December 31, 2008. There were 226,550 stock options outstanding at December 31, 2008, all of which are currently exercisable. Stock options under the 1999 Plan generally become exercisable either (a) 50 percent on the first anniversary of grant and the remainder on the second anniversary of grant, (b) 100 percent at one year from the date of grant, or (c) otherwise as determined by the Leadership and Compensation Committee of Nashua’s board of directors. Certain options may become exercisable immediately under certain circumstances and events as defined under the plan and option agreements. Nonstatutory and incentive stock options granted under the 1999 Plan expire on April 30, 2009. Currently, there are no incentive stock options granted under the 1999 Plan.

Under the 1999 Plan, performance based restricted stock awards have also been granted.  There were 22,288 restricted stock awards outstanding at December 31, 2008 under this plan. The shares of restricted stock granted will vest either (i) upon achievement of certain target average closing prices of Nashua’s common stock over the 40-consecutive trading day period which ends on the third anniversary of the date of grant or upon a change in control if the share price at the date of the change in control is equal to or greater than $13.00, or (ii) annually in three equal installments on the first, second and third anniversary of the date of grant. Shares of the restricted stock are forfeited if the specified closing prices of Nashua’s common stock are not met.

Under the 1996 Plan, both nonstatutory stock options and restricted stock have been awarded. There were 49,200 shares outstanding at December 31, 2008, all of which are currently exercisable. Nonstatutory stock options granted under the 1996 Plan expire 10 years and one day from the date of grant. Under this plan, there were 26,000 restricted stock awards outstanding at December 31, 2008. These restricted stock awards vest upon achievement of certain target average closing prices of Nashua’s common stock over the 40-consecutive trading day period which ends on the third anniversary of the date of grant, such that 33 percent of such shares shall vest if the 40-day average closing price of at least $13.00 but less than $14.00 is achieved, 66 percent of such shares shall vest if the 40-day average closing price of at least $14.00 but less than $15.00 is achieved, and 100 percent of such shares shall vest if the 40-day average closing price of $15.00 or greater is achieved. The 1996 Plan has expired and no further awards can be granted.

Compensation expense for the year ended December 31, 2008 for restricted stock awards and restricted stock units was $.9 million compared to $.2 million in 2007 and is included in selling, general and administrative expenses. Total compensation related to non-vested awards not yet recognized at December 31, 2008 is $.9 million, which Nashua expects to recognize as compensation expense over the next three years.

A summary of the status of Nashua’s fixed stock option plans as of December 31, 2008 and 2007 and changes during the years ended on those dates is presented below:

	2008		2007
	Shares	Weighted Average Exercise Price	Shares	Weighted Average Exercise Price
Outstanding beginning of year	291,800	$6.18	400,950	$6.65
Exercised	(7,550)	6.36	(85,150)	6.52
Forfeited — exercisable	(7,000)	15.93	(24,000)	12.78
Expired	(1,500)	12.75	—	—
Outstanding and exercisable at end of year	275,750	$5.90	291,800	$6.18

A summary of the status of Nashua’s restricted stock plans as of December 31, 2008 and 2007 and changes during the years ended on those dates is presented below:

	2008	2007
Restricted stock outstanding at beginning of year	246,431	183,673
Granted	166,570	151,431
Forfeited	(23,000)	(88,673)
Vested	(1,143)	—
Restricted stock outstanding at end of year	388,858	246,431
Weighted average fair value per restricted share at grant date	$5.95	$5.12
Weighted average share price at grant date	$10.50	$10.54

While Nashua did not grant stock options for the years ended December 31, 2008 and 2007, Nashua did grant shares of restricted stock. Key assumptions and methods used in estimating the fair value at the grant date of restricted shares granted are listed below:

	Grant Year
	2008	2007
Volatility of Share Price	48.9%	44.0%
Dividend yield	—	—
Interest rate	2.6%	4.6%
Expected forfeiture	9.9%	9.9%
Valuation methodology	Monte Carlo Simulation	Monte Carlo Simulation

Note 9:  Earnings Per Share

Reconciliations of the denominators used in Nashua’s 2008 and 2007 earnings per share calculations are presented below.

	Year ended
	12/31/08	12/31/07
	In thousands except per share data
Numerator
Income from continuing operations	$(19,764)	$3,851
Income from discontinued operations	—	289
Net income	$(19,764)	$4,140

Denominator
Basic
Weighted-average number of common shares outstanding	5,397	5,740
Other	17	3
Denominator for basic earnings per share	5,414	5,743

Diluted
Basic weighted-average shares outstanding	5,397	5,743
Common stock equivalents	17	74
Denominator for dilutive earnings per share	5,414	5,817

Per share amounts
Basic
Income from continuing operations	$(3.65)	$0.67
Income from discontinued operations	—	0.05
Net income	$(3.65)	$0.72

Diluted
Income from continuing operations	$(3.65)	$0.66
Income from discontinued operations	—	.05
Net income	$(3.65)	$0.71

Market-based restricted stock of 340,288 shares for the year ended December 31, 2008 and 246,431 shares for the year ended December 31, 2007 were not included in the above computations. For the year ended December 31, 2008, 75,001 stock options were not included in the above computation because to do so would have been anti-dilutive. Such shares could be issued in the future subject to the occurrence of certain events as described in Note 8.

Note 10:  Commitments and Contingencies

Lease Agreements

Nashua’s rent expense for office equipment, facilities and vehicles was $4.1 million for 2008 and $2.9 million for 2007. Rent expense for 2008 includes $1.0 million of lease liability related to the closure of Nashua’s Jacksonville, Florida plant. At December 31, 2008, Nashua is committed, under non-cancelable operating leases, as follows:

	2009	2010	2011	2012	2013	Beyond 2013	Total
	(In thousands)
Non-cancelable operating leases	$1,821	$1,531	$1,288	$224	$95	$26	$4,985

In November 2006, Nashua sold its property in Merrimack, New Hampshire to a third party for net proceeds of $17.1 million and leased back approximately 156,000 square feet under a five-year lease arrangement with the right to extend the term for two additional five-year terms. In connection with the sale of the building, Nashua recognized approximately $9.0 million of gain in Nashua’s accompanying 2006 Consolidated Statement of Operations. In accordance with SFAS No. 28, Accounting for Sales with Leasebacks (an Amendment of FASB No. 13), Nashua has deferred a portion of the gain related to the transaction. As of December 31, 2008, Nashua has accrued expenses ($.7 million) and other long-term liabilities ($1.3 million) in Nashua’s Consolidated Balance Sheets related to the deferred gain.

The aggregate rental payment is approximately $3.7 million over the five-year lease term. Rental payments escalate approximately 3 percent per year over the term of the lease.

Contingencies

At December 31, 2008, Nashua had a $3.2 million obligation under standby letters of credit under the credit facility with Bank of America.

Environmental

Nashua is involved in certain environmental matters and has been designated by the Environmental Protection Agency, referred to as the EPA, as a potentially responsible party for certain hazardous waste sites. In addition, Nashua has been notified by certain state environmental agencies that some of Nashua’s sites not addressed by the EPA require remedial action. These sites are in various stages of investigation and remediation. Due to the unique physical characteristics of each site, the technology employed, the extended timeframes of each remediation, the interpretation of applicable laws and regulations and the financial viability of other potential participants, Nashua’s ultimate cost of remediation is difficult to estimate. Accordingly, estimates could either increase or decrease in the future due to changes in such factors. At December 31, 2008, based on the facts currently known and Nashua’s prior experience with these matters, Nashua has concluded that it is probable that site assessment, remediation and monitoring costs will be incurred. Nashua has estimated a range for these costs of $.6 million to $.9 million for continuing operations. These estimates could increase if other potentially responsible parties or Nashua’s insurance carriers are unable or unwilling to bear their allocated share and cannot be compelled to do so. At December 31, 2008, Nashua’s accrual balance relating to environmental matters was $.7 million for continuing operations. Based on information currently available, Nashua believes that it is probable that the major potentially responsible parties will fully pay the costs apportioned to them. Nashua believes that its remediation expense is not likely to have a material adverse effect on Nashua’s consolidated financial position or results of operations.

State Street Bank and Trust

On October 24, 2007, the Nashua Pension Plan Committee filed a Class Action Complaint with the United States District Court for the District of Massachusetts against State Street Bank and Trust, State Street Global Advisors, Inc. and John Does 1-20. On January 14, 2008, the Nashua Pension Plan Committee filed a revised Complaint with the United States District Court for the District of New York against the same defendants. The Complaint alleges that the defendants violated their obligations as fiduciaries under the Employment Retirement Income Securities Act of 1974, (ERISA).

On February 7, 2008, the Court consolidated Nashua’s action with other pending ERISA actions and appointed the Nashua Pension Plan Committee as one of the lead plaintiffs in the consolidated action. On August 22, 2008, the lead plaintiffs filed a consolidated amended complaint. On October 17, 2008, the defendants filed their answer and included a counterclaim against trustees of the named plaintiff plans, including the trustees of Nashua's Pension Plan Committee, asserting that to the extent State Street is liable to the plans, the trustees are liable to State Street for contribution and/or indemnification in the amount of any payment by State Street in excess of State Street's share of liability. On December 22, 2008, State Street filed an amended counterclaim against the trustees maintaining their allegations concerning contribution/indemnification and adding a claim for breach of fiduciary duty. On March 3, 2009, the trustees filed a motion to dismiss the counterclaim. Nashua believes the counterclaim is without merit and the trustees intend to vigorously defend against the counterclaim. Discovery commenced in March 2008 and is ongoing.

Other

Nashua is involved in various other lawsuits, claims and inquiries, most of which are routine to the nature of Nashua’s business. In the opinion of Nashua’s management, the resolution of these matters will not materially affect Nashua.

Note 11:  Postretirement Benefits

Defined Contribution Plan

Eligible employees may participate in the Nashua Corporation Employees’ Savings Plan, a defined contribution 401(k) plan. Nashua matches participating employee contributions at 50 percent for the first 7 percent of base compensation that a participant contributes to the Plan. Matching contributions can be increased or decreased at the option of Nashua’s board of directors. For 2008 and 2007, Nashua’s contributions to this Plan were $.8 million and $.8 million, respectively. Participants are immediately vested in all contributions, plus actual earnings thereon.

Effective January 1, 2009, Nashua eliminated the company match related to Nashua’s defined contribution 401(k) plan for all non-union employees.

The Plan also provides that eligible employees not covered under Nashua’s defined benefit pension plans may receive a profit sharing contribution. This contribution, which is normally based on Nashua’s profitability, is discretionary and not defined. There were no contributions to the profit sharing plan in 2008 and 2007.

Pension Plans

Nashua has three pension plans, which cover portions of Nashua’s regular full-time employees. Benefits under these plans are generally based on years of service and the levels of compensation during those years. Nashua’s policy is to fund the minimum amounts specified by regulatory statutes. Assets of the plans are invested in common stocks, fixed-income securities, hedge funds and interest-bearing cash equivalent instruments. As of December 31, 2008, all three of Nashua’s plans are frozen. The plans are: The Nashua Corporation Retirement Plan for Salaried Employees, the Nashua Corporation Hourly Employees’ Retirement Plan, and the Supplemental Executive Retirement Plan.

Retiree Health Care and Other Benefits

Nashua also provides certain postretirement health care and death benefits to eligible retired employees and their spouses. Salaried participants generally became eligible for retiree health care benefits after reaching age 60 with ten years of service and retired prior to January 1, 2003. Benefits, eligibility and cost-sharing provisions for hourly employees vary by location or bargaining unit. Generally, the medical plans are fully insured managed care plans.

The following table represents the funded status and amounts recognized in Nashua’s Consolidated Balance Sheets for Nashua’s defined benefit and other postretirement plans at December 31, 2008:

	Pension Benefits		Postretirement Benefits
	2008	2007	2008	2007
	(In thousands)
Change in benefit obligation
Projected benefit obligation at beginning of year	$96,977	$97,905	$498	$814
Service cost	500	509	—	1
Interest cost	5,949	5,773	27	42
Actuarial gain	3,145	(2,590)	(96)	(209)
Expenses paid from assets	(500)	(500)	—	—
Benefits paid	(4,446)	(4,120)	(68)	(150)
Projected benefit obligation at end of year	$101,625	$96,977	$361	$498
Change in plan assets
Fair value of plan assets at beginning of year	$72,237	$75,284	$—	$—
Actual return on plan assets	(12,765)	(4,576)	—	—
Employer contribution	5,198	5,649	68	150
Benefits paid	(4,446)	(4,120)	(68)	(150)
Fair value of plan assets at end of year	$60,224	$72,237	$—	$—

Reconciliation of funded status
Funded status	$(41,401)	$(24,740)	$(361)	$(498)
Unrecognized net actuarial (gain)/loss	50,902	30,427	(1,155)	(1,143)
Unrecognized prior service cost	—	—	(679)	(749)
Net amount recognized	$9,501	$5,687	$(2,195)	$(2,390)
The amount recognized in Nashua’s consolidated balance
sheets consists of the following:
Pension/postretirement liability	$(41,401)	$(24,740)	$(361)	$(498)
Accumulated other comprehensive loss (income)	50,902	30,427	(1,834)	(1,892)
Net amount recognized	$9,501	$5,687	$(2,195)	$(2,390)

Assumptions:
	Pension Benefits		Postretirement Benefits
	2008	2007	2008	2007
Weighted-average assumptions used to determine net benefit costs:
Discount rate	6.25%	6.00%	6.25%	6.00%
Expected return on plan assets	8.00%	8.50%	—	—

	Pension Benefits		Postretirement Benefits
	2008	2007	2008	2007
Weighted-average assumptions used to determine benefit obligations at year end:
Discount rate	6.00%	6.25%	6.00%	6.25%

The funded status of Nashua’s pension and other postretirement plans is recorded as a non-current liability and all unrecognized losses, net of tax, are recorded as a component of other comprehensive loss within stockholders’ equity at December 31, 2007 and 2008.

The most significant elements in determining Nashua’s pension income or expense are mortality tables, the discount rate and the expected return on plan assets. Each year, Nashua determines the discount rate to be used to discount plan liabilities which reflects the current rate at which Nashua’s pension liabilities could be effectively settled. The discount rate that Nashua utilizes for determining future benefit obligations is based on a review of long-term bonds, including published indices, which receive one of the two highest ratings given by recognized ratings agencies. Nashua also prepares an analysis comparing the duration of Nashua’s pension obligations to spot rates originating from a highly rated index to further support Nashua’s discount rate. For the year ended December 31, 2007, Nashua used a discount rate of 6.25 percent. This rate was used to determine fiscal year 2008 expense. For the year ended December 31, 2008 disclosure purposes, Nashua used a discount rate of 6.0 percent. Should the discount rate either fall below or increase above 6.0 percent, Nashua’s future pension expense would either increase or decrease accordingly. Nashua’s policy is to defer the net effect of changes in actuarial assumptions and experience.

Nashua assumed an expected long-term rate of return on plan assets of 8.0 percent for the year ended December 31, 2008 and 8.5 percent for the year ended December 31, 2007. The assumed long-term rate of return on assets is applied to a calculated value of plan assets, which recognizes changes in the fair value of plan assets in a systematic manner over five years. This produces the expected return on plan assets that is included in the determination of Nashua’s pension income or expense. The difference between this expected return and the actual return on plan assets is deferred. The net deferral of past asset gains or losses affects the calculated value of plan assets and, ultimately, Nashua’s future pension income or expense. Should Nashua’s long-term return on plan assets either fall below or increase above 8.0 percent, Nashua’s future pension expense would either increase or decrease. The historic rate of return for Nashua’s pension plan assets are as follows:

One year	(17.8%)
Five years	0.9%
Ten years	3.5%

Nashua’s pension plan asset and Nashua’s target allocation are as follows:

	2008	2008 Target
Asset Category

Equity Securities	31%	22%
Fixed Income	34%	18%
Hedge funds	19%	29%
Other	16%	2%

Nashua’s pension plan investment strategy includes the maximization of return on pension plan investment, at an acceptable level of risk, assuring the fiscal health of the plan and achieving a long-term real rate of return which will equal or exceed the expected return on plan assets. To achieve these objectives, Nashua invests in a diversified portfolio of asset classes consisting of U.S. domestic equities, international equities, hedge funds and high quality and high yield domestic fixed income funds.

Nashua’s pension plan investments were diversified as follows:

	For the year ended December 31,
	2008	2007
	(In millions)
Investments
Domestic equities	$15.1	$33.7
International equities	3.5	8.6
High yield bonds	—	6.5
Fixed income/bond investments	21.2	22.1
Hedge funds	11.7	—
Cash	8.7	1.3
Total	$60.2	$72.2

The estimated net actuarial loss and prior service credit for Nashua’s retiree benefit plans that will be amortized from accumulated other comprehensive income into retiree benefit plan cost in 2008 are $2.3 million and $.1 million, respectively.

As of December 31, 2008, Nashua’s estimated future benefit payments reflecting future service for the fiscal years ending December 31 were as follows:

	Retirement Plan for Salaried Employees	Hourly Employees Retirement Plan	Supplemental Executive Retirement Plan	Postretirement	Total
	(In millions)
2009	$2.6	$2.0	$.3	$.1	$5.0
2010	2.9	2.1	.3	.1	5.4
2011	3.0	2.2	.3	.1	5.6
2012	3.3	2.3	.3	.1	6.0
2013	3.5	2.5	.3	.1	6.4
2014-2018	19.9	14.8	1.2	.1	36.0

Net periodic pension and postretirement benefit (income) costs for the plans include the following components:

	Pension Benefits		Postretirement Benefits
	2008	2007	2008	2007
	(In thousands)
Components of net periodic (income) cost
Service cost	$500	$509	$1	$1
Interest cost	5,949	5,773	27	42
Expected return on plan assets	(6,529)	(6,413)	—	—
Amortization of prior service cost (credit)	4	4	(69)	(69)
Recognized net actuarial (gain) loss	1,459	1,744	(85)	(74)
Net periodic (income) cost	$1,383	$1,617	$(126)	$(100)

Nashua’s projected benefit obligation, or PBO, accumulated benefit obligation, or ABO, and fair value of plan assets for Nashua’s plans that have accumulated benefit obligations in excess of plan assets are as follows:

	2008			2007
	PBO	ABO	Plan Assets	PBO	ABO	Plan Assets
	(In millions)
Supplemental Executive Retirement Plan	$3.0	$3.0	$—	$3.0	$3.0	$—
Hourly Employees Retirement Plan of Nashua Corporation	$44.2	$44.2	$27.2	$42.1	$42.1	$31.7
Retirement Plan for Salaried Employees of Nashua Corporation	$54.5	$54.5	$33.1	$51.9	$51.9	$40.5

Nashua’s assumed health care cost trend rate is 10 percent for 2008 and ranges from 10 percent to 5 percent for future years. A one percentage-point change in assumed health care cost trend rates would have no effect on Nashua’s total service and interest cost or Nashua’s accumulated postretirement benefit obligation.

Nashua’s annual measurement dates for Nashua’s pension benefits and postretirement benefits are December 31.

Approximately $41.4 million and $24.7 million of Nashua’s accrued pension cost and $.4 million and $.5 million of Nashua’s accrued postretirement benefits for 2008 and 2007, respectively, are included in other long-term liabilities in Nashua’s accompanying Consolidated Balance Sheets. Nashua expects to make a contribution of approximately $1.6 million and $1.3 million to Nashua’s salaried pension plan and hourly pension plan, respectively, in 2009.

During the fourth quarter of 2008, Nashua recorded $20.5 million, net of taxes, through other comprehensive loss related to an increase in the funded status liability of Nashua’s defined benefit plans. Nashua recognized incremental comprehensive loss of $.1 million related to Nashua’s postretirement benefit plan in 2008.

During the fourth quarter of 2007, Nashua recorded $3.7 million, net of taxes, through other comprehensive loss related to an increase in the funded status liability of Nashua’s defined benefit plans. Nashua recognized incremental comprehensive income of $.1 million related to Nashua’s postretirement benefit plan in 2007.

Note 12:  Information About Operations

Nashua reports the following two segments:

(1)	Label Products: which converts, prints and sells pressure sensitive labels, radio frequency identification (RFID) labels and tickets and tags to distributors and end-users.

(2)
Specialty Paper Products: which coats and converts various converted paper products sold primarily to domestic converters and resellers, end-users and private-label distributors. Nashua’s Specialty Paper segment’s product scope includes thermal papers, dry-gum papers, heat seal papers, bond papers, wide-format media papers, small rolls, financial receipts, point-of-sale receipts, retail consumer products and ribbons.

The accounting policies of Nashua’s segments are the same as those described in Note 1.

Nashua manages its business between specialty paper and label products. Nashua’s Chief Executive Officer utilizes financial reports that include net sales, cost of sales and gross margin with respect to the component products mentioned in the segments above. Selling, distribution, general, administrative and research and development expenses are managed and reported on a consolidated basis.

Eliminations represent sales between Nashua’s Specialty Paper Products and Label Products segments. Excluding sales between segments, reflected as eliminations in the table below, external sales for Nashua’s Specialty Paper Products segment were $155.4 million and $153.2 million for the years ended December 31, 2008 and 2007, respectively. Sales between segments and between geographic areas are negotiated based on what Nashua believes to be market pricing.

Nashua’s 2008 net revenues for the Specialty Paper Products segment include sales of Nashua’s thermal point-of-sale (POS) rolls to Wal-Mart and Sam’s Club. The Wal-Mart and Sam’s Club sales exceeded 10 percent of Nashua’s consolidated net revenues. While no other customer represented 10 percent of Nashua’s consolidated net revenues, both of Nashua’s segments have significant customers. The loss of Wal-Mart and Sam’s Club or any other significant customer or the loss of sales of Nashua’s POS rolls could have a material adverse effect on Nashua or its segments.

Nashua’s 2007 net revenues for the Label Products segment include sales of Nashua’s automatic identification labels to FedEx. FedEx sales exceeded 10 percent of Nashua’s consolidated net revenues for 2007.

The table below presents information about our segments for the years ended December 31:

	Net Sales		Gross Margin		Identifiable Assets
	2008	2007	2008	2007	2008	2007
	(In millions)
By Segment:
Label Products	$105.1	$115.5	$13.3	$21.0	$44.1	$46.6
Specialty Paper Products	162.3	160.3	25.3	26.5	38.6	53.9
Other (1)	4.4	4.1	.8	.7	—	—
Reconciling Items:
Eliminations	(6.9)	(7.1)	—	—	—	—
Corporate assets	—	—	—	—	17.5	27.2
Consolidated	$264.9	$272.8	$39.4	$48.2	$100.2	$127.7

__________

(1)	Includes activity from operations which falls below the quantitative thresholds for a segment.

Capital expenditures and depreciation and amortization from continuing operations by segment are set forth below for the years ended December 31:

	Capital Expenditures		Depreciation & Amortization
	2008	2007	2008	2007
	(In millions)
Label Products	$.6	$.4	$2.1	$2.0
Specialty Paper Products	.6	.7	2.0	2.1
Reconciling Items:
Corporate	.5	.2	.3	.5
Consolidated	$1.7	$1.3	$4.4	$4.6

The following is information by geographic area as of and for the years ended December 31:

	Net Sales From Continuing Operations		Long-Lived Assets
	2008	2007	2008	2007
	(In millions)
By Geographic Area
United States	$264.9	$272.8	$36.1	$57.1
Reconciling Items:
Discontinued Operations	—	—	1.5	1.5
Deferred tax assets	—	—	6.2	9.5
Consolidated	$264.9	$272.8	$43.8	$68.1

Net sales from continuing operations by geographic area are based upon the geographic location from which the goods were shipped and not the customer location.

Note 13:  Quarterly Operating Results

Nashua’s quarterly operating results from continuing operations based on Nashua’s use of 13-week periods are as follows:

	For the quarter ended
	Unaudited 3/28/08	Unaudited 6/27/08	Unaudited 9/26/08	Unaudited 12/31/08
	(In thousands, except per share data)
2008
Net sales	$63,926	$67,003	$66,239	$67,735
Gross margin	9,858	11,327	10,558	7,662
Net income (loss) (1)	(353)	300	(13,689)	(6,022)
Earnings per common share:
Net income (loss)	(0.07)	0.06	(2.52)	(1.11)
Net income (loss), assuming dilution	(0.07)	0.05	(2.52)	(1.11)
2007
Net sales	$65,169	$67,688	$67,610	$72,332
Gross margin	11,449	12,298	11,564	12,943
Income from continuing operations	637	1,252	852	1,110
Income from discontinued operations	289	—	—	—
Net income	926	1,252	852	1,110
Earnings per common share:
Continuing operations	0.10	0.21	0.16	0.20
Discontinued operations	0.05	—	—	—
Net income	0.15	0.21	0.16	0.20
Continuing operations, assuming dilution	0.10	0.20	0.16	0.20
Discontinued operations, assuming dilution	0.05	—	—	—
Net income, assuming dilution	0.15	0.20	0.16	0.20

(1) Nashua recorded an impairment charge related to goodwill in the third quarter of 2008 in the amount of $14.1 million. Nashua recorded an increase in the valuation allowance on deferred income taxes in the fourth quarter of 2008 in the amount of $4.3 million.

Note 14:  Related Parties

Leases with Related Parties

Nashua rents property under a lease with entities partially owned by either Nashua’s Chairman or by a family partnership of which Nashua’s Chairman and his family have total interest. Associated with this lease, Nashua incurred rent expense of approximately $.3 million during both 2008 and 2007. Nashua also pays taxes and utilities and insure property occupied under this lease.

Loans to Related Parties

Nashua had a loan to a former owner of Rittenhouse Paper Company relating to life insurance premiums paid on his behalf. This loan was partially collateralized by the cash surrender value of related life insurance policies and fully covered by the death benefit payable under this policy. This loan did not incur interest and was due upon death, settlement or termination of related life insurance policies. During the fourth quarter of 2007, Nashua received cash of $1.1 million from the related party in settlement of the loan and the loan was removed from Nashua’s Consolidated Balance Sheets.

Note 15:  Fair Value Measurements

In September 2006, the Financial Accounting Standards Board, or FASB, issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements, (FAS 157), which is effective for fiscal years beginning after November 15, 2007 and for interim periods within those years. This statement defines fair value, establishes a framework or hierarchy for measuring fair value and expands disclosures about fair value measurements. This statement applies under other accounting pronouncements that require or permit fair value measurements. The statement indicates, among other things, that a fair value measurement assumes that the transaction to sell an asset or transfer a liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability. FAS 157 defines fair value based upon an exit price model.

Relative to FAS 157, the FASB issued FASB Staff Positions (FSP) 157-1 and 157-2. FSP 157-1 amended FAS 157 to exclude FAS No. 13, “Accounting for Leases,” and its related interpretive accounting pronouncements that address leasing transactions, while FSP 157-2 delays the effective date of the application of FAS 157 to fiscal years beginning after November 15, 2008 for all nonfinancial assets and nonfinancial liabilities that are recognized or disclosed at fair value in the financial statements on a non-recurring basis.

Nashua adopted FAS 157 as of January 1, 2008, with the exception of the application of the statement to non-recurring nonfinancial assets and nonfinancial liabilities as permitted. Non-recurring nonfinancial assets and nonfinancial liabilities for which Nashua has not applied the provisions of FAS 157 include those measured at fair value in goodwill impairment testing and indefinite lived intangible assets measured at fair value for impairment testing.  The adoption of FAS 157 had no material impact on Nashua’s financial statements.

FAS 157 provides a framework for measuring fair value and requires expanded disclosures regarding fair value measurements. FAS 157 defines fair value as the price that would be received for an asset or the exit price that would be paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants on the measurement date. FAS 157 also established a fair value hierarchy which requires an entity to maximize the use of observable inputs, where available. The following summarizes the three levels of inputs required by the standard that Nashua uses to measure fair value.

Level 1:	Quoted prices in active markets for identical assets or liabilities.

Level 2:	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the related assets or liabilities.

Level 3:	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The following table sets forth the financial liability as of December 31, 2008 that Nashua measured at fair value on a recurring basis by level within the fair value hierarchy. As required by FAS 157, assets and liabilities measured at fair value are classified in their entirety based on the lowest level of input that is significant to their fair value measurement.

		Fair Value Measurements at December 31, 2008 Using
	Total Carrying Value at December 31, 2008	Quoted prices in active markets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Interest rate swap liability	$678	$—	$678	$—
The fair value of the interest rate swap was derived from a discounted cash flow analysis based on the terms of the contract and the forward interest rate curve adjusted for Nashua’s credit risk.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of FASB Statement No. 115 (FAS 159). This standard allows an entity to choose to measure certain financial instruments and liabilities at fair value.  Subsequent measurements for the financial instruments and liabilities an entity elects to fair value will be recognized in earnings. FAS 159 also established additional disclosure requirements. The requirements for FAS 159 were effective for Nashua’s fiscal year beginning January 1, 2008. Nashua has adopted FAS 159 and have elected not to measure any additional financial instruments and other items at fair value. The adoption of FAS 159 had no impact on Nashua’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Nashua Corporation:

We have audited the accompanying consolidated balance sheets of Nashua Corporation as of December 31, 2008 and 2007 and the related consolidated statements of operations, shareholders’ equity and other comprehensive loss, and cash flows for each of the two years in the period ended December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Nashua Corporation at December 31, 2008 and 2007, and the consolidated results of its operations and its cash flows for each of the two years in the period ended December 31, 2008, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 15 to the consolidated financial statements, effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements. Additionally, as discussed in Note 6 to the consolidated financial statements, effective January 1, 2007, the Company adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN No. 48”).

/s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 30, 2009

ANNEX A

Agreement and Plan of Merger dated as of May 6, 2009 among Cenveo, Inc., NM Acquisition Corp. and Nashua Corporation

The following copy of the merger agreement includes all exhibits and schedules except for Exhibit A, which is included as Annex B to this proxy statement/prospectus and except for the disclosure schedules that Nashua delivered to Cenveo and Cenveo delivered to Nashua concurrently with entering into the merger agreement.  Cenveo and Nashua agree to furnish supplementally to the SEC, upon request, a copy of each disclosure schedule.  Cenveo and Nashua do not believe that the disclosure schedules contain any information that is material to the investment decision presented by the merger, other than information that has already been publicly disclosed, including elsewhere in this document.

The following is a list of the contents of the Nashua and Cenveo disclosure schedules:

NASHUA DISCLOSURE SCHEDULES

Section	Title
3.2(a)	Capitalization
3.2(b)-1	Subsidiaries
3.2(b)-2	Interests in Other Persons
3.4(a)	No Violation
3.4(b)	Consents and Approvals
3.5(c)	Absence of Undisclosed Liabilities
3.7(b)	Absence of Certain Changes -- Consent of Parent
3.7(d)	Absence of Certain Changes -- Increased Compensation
3.8	Litigation; Orders
3.9	Permits; Compliance with Laws
3.11(a)	Environmental Matters -- Laws
3.11(b)(i)	Environmental Matters -- Release of Hazardous Substances
3.11(b)(ii)	Environmental Matters -- Liability for Hazardous Substances
3.11(b)(iii)	Environmental Matters -- Knowledge of Release of Hazardous Substances
3.11(b)(iv)	Environmental Matters -- Written Notice of Liability for Hazardous Substances
3.11(c)	Environmental Matters -- Underground Storage Tanks, Asbestos, PCBs
3.12(a)	Intellectual Property -- Infringement by Others
3.12(b)	Intellectual Property -- Infringement by Nashua
3.13(a)	Employee Benefit Plans; ERISA
3.13(c)(i)	Present Value of Accrued Benefits under Single Employer Plans
3.13(h)	Establishment, Maintenance and Administration of Employee Benefit Plans
3.13(i)	Acceleration under Employee Benefit Plans
3.13(j)-1	Non-Deductible Payments under Section 163(m) or Section 280G of the Code
3.13(j)-2	Certain Payments Required by Employee Benefit Plans
3.13(k)	Written Communications Regarding Employee Benefit Plans
3.14(a)	Labor Matters
3.15	Certain Contracts
3.17	Insurance
3.18-1	Top 20 Suppliers
3.18-2	Top 20 Customers
3.19	Affiliate Transactions
5.1(a)	Conduct of Business
8.15(k)	Knowledge

CENVEO DISCLOSURE SCHEDULES

Section	Title
4.4(b)	No Violation
4.9	No Brokers or Finders

EXECUTION COPY

AGREEMENT AND PLAN OF MERGER

DATED AS OF

MAY 6, 2009

AMONG

CENVEO, INC.,

NM ACQUISITION CORP.

AND

NASHUA CORPORATION

Page

(Continued)

Page

(Continued)

INDEX OF DEFINED TERMS

Defined Term	Section

Acquisition Proposal	8.15(a)
Acquisition Proposal Obligations	5.6(b)(i)
Affiliates	8.15(b)
Agreement	Preamble
Articles of Merger	1.3
Book Entry Shares	2.2(a)
Business Day	8.15(c)
Cash Merger Consideration	1.8(a)
Certificates	2.2(a)
Change in the Company Recommendation	5.3
Closing	1.2
Closing Date	1.2
Code	2.8
Company	Preamble
Company Board Approval	3.6
Company Capitalization Date	3.2(a)
Company Common Stock	Recitals
Company Contracts	8.15(d)
Company Disclosure Schedule	8.16(a)
Company Intellectual Property	3.12(a)
Company Material Adverse Effect	8.15(e)
Company Permits	3.9
Company Recommendation	5.3
Company Requisite Shareholder Vote	3.3
Company Restricted Share Award	1.9(a)
Company SEC Reports	3.5(a)
Company Shareholders Meeting	5.3
Company Stock Option	1.9(b)
Company Stock Plans	8.15(f)
Company Voting Debt	3.2(a)
Confidentiality Agreement	5.13
Continuing Employees	5.17(a)
Contract	3.4(a)
Control	8.15(b)
D&O Insurance	5.7(b)
Dissenting Shareholder	2.11(a)
Dissenting Shares	2.11(a)
DOJ	5.5(c)
Effective Time	1.3
Employee Benefit Plans	3.13(a)
Environmental Laws	3.11(a)
ERISA	3.13(a)
ERISA Affiliate	8.15(g)
Exchange Act	3.4(b)
Exchange Agent	2.1
Exchange Ratio	8.15(h)
Excluded Shares	1.8(a)
Forward Subsidiary Merger	1.1
FTC	5.5(c)
GAAP	3.5(b)

INDEX OF DEFINED TERMS
(Continued)

Defined Term	Section

Governmental Entity	3.4(b)
Hazardous Substance	8.15(i)
HHR	6.2(e)
Indemnified Persons	5.7(a)
Intellectual Property Rights	8.15(j)
knowledge	8.15(k)
Law	3.4(a)
Liens	3.2(b)
Lincoln International	3.20
Major Customers	3.18
Major Suppliers	3.18
MBCA	1.1
Merger	Recitals
Merger Consideration	1.8(a)
Merger Sub	Preamble
Multiemployer Plan	8.15(l)
Necessary Consents.	3.4(b)
No-Shop Period Start Time	5.6(a)
Order	3.4(a)
Parent	Preamble
Parent Capitalization Date	4.2
Parent Common Stock	8.15(m)
Parent Disclosure Schedule	8.16(a)
Parent Material Adverse Effect	8.15(n)
Parent Plans	5.17(a)
Parent SEC Reports	4.5(a)
Parent Stock Measurement Price	8.15(p)
Parent Stock Plans	8.15(p)
Parent Welfare Plans	5.17(b)
PBGC	3.13(c)
PCBs	3.11(c)
Person	8.15(q)
Proxy Statement	5.2(a)
Random Trading Days	8.15(r)
Recent Balance Sheet	3.10(a)
Registration Statement	5.2(a)
Regulatory Law	8.15(s)
Representatives	5.6(a)
Reverse Subsidiary Merger	1.1
SEC	3.5(a)
Securities Act	3.5(a)
Stock Merger Consideration	1.8(a)
Subsidiaries	8.15(t)
Superior Proposal	8.15(u)
Surviving Corporation	1.1
Surviving Corporation Transfer	5.15
Tax Return	8.15(w)
Taxes	8.15(v)
Termination Date	7.1(b)
Termination Expenses	7.2(b)

INDEX OF DEFINED TERMS
(Continued)

Defined Term	Section

Termination Fee	7.2(b)
Voting Agreement	Recitals
WH	6.2(e)

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger dated as of May 6, 2009 (this “Agreement”) is among Cenveo, Inc., a Colorado corporation (“Parent”), NM Acquisition Corp., a Massachusetts corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Nashua Corporation, a Massachusetts corporation (the “Company”).  Capitalized terms used but not defined elsewhere herein have the meanings assigned to them in Section 8.15.

The respective Boards of Directors of Parent, Merger Sub and the Company desire to merge the Company and Merger Sub (the “Merger”), pursuant to which each issued and outstanding share of the Company’s common stock, par value $1.00 per share (“Company Common Stock”), not owned directly or indirectly by the Company will be converted into the right to receive the Merger Consideration (as defined below).

In furtherance thereof, the respective Boards of Directors of Parent, Merger Sub and the Company have adopted this Agreement and approved the transactions contemplated hereby, including, without limitation, the Merger.  The Board of Directors of the Company has submitted this Agreement and the transactions contemplated hereby, including, without limitation, the Merger, to its shareholders and has recommended that its shareholders approve this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, the Merger.

Concurrently with the execution and delivery of this Agreement, and as a condition and inducement to the willingness of Parent and Merger Sub to enter into this Agreement, Parent and certain of the Company’s shareholders are entering into a Voting Agreement (the “Voting Agreement”), in the form attached hereto as Exhibit A, with respect to the voting of Company Common Stock in connection with the Merger.

Parent, Merger Sub and the Company intend that the Merger shall be structured as either a Reverse Subsidiary Merger (as defined below) or a Forward Subsidiary Merger (as defined below) as determined in accordance with Section 1.1 below.

Parent, Merger Sub and the Company desire to make certain representations, warranties and agreements in connection with, and to prescribe certain conditions to, the Merger.

In consideration of the foregoing and the mutual covenants, representations, warranties and agreements set forth herein, and intending to be legally bound, the parties agree as follows:

ARTICLE I
THE MERGER

Section 1.1         The Merger.  Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the Massachusetts Business Corporation Act (the “MBCA”), Merger Sub shall be merged with and into the Company at the Effective Time and the separate corporate existence of Merger Sub shall thereupon cease (the “Reverse Subsidiary Merger”); provided, however, that, if the conditions set forth in Sections 6.2(e) and 6.3(e) are both satisfied, the Company shall be merged with and into Merger Sub and the separate corporate existence of the Company shall thereupon cease (the “Forward Subsidiary Merger”).  The “Merger” shall refer to the Forward Subsidiary Merger or the Reverse Subsidiary Merger, as the case may be, and the corporation that survives either such Merger is referred to as the “Surviving Corporation.”  The Surviving Corporation shall continue to be governed by the Laws of the Commonwealth of Massachusetts, all of the property owned by, and every contract right possessed by the Company (in the event the Merger is the Forward Subsidiary Merger) or Merger Sub (in the event the Merger is the Reverse Subsidiary Merger) shall be vested in the Surviving Corporation without reversion or impairment and all liabilities of the Company (in the event the Merger is the Forward Subsidiary Merger) or Merger Sub (in the event the Merger is the Reverse Subsidiary Merger) shall be vested in the Surviving Corporation without any further act or deed.

Section 1.2          Closing.  The closing of the Merger (the “Closing”) shall occur as promptly as practicable after the satisfaction or waiver of the conditions set forth in Article VI, and in any event no later than 10:00 a.m., local time, on the third Business Day after the satisfaction or waiver of the conditions set forth in Article VI, other than conditions which by their nature are to be satisfied at Closing, or such other time and date as Parent and the Company shall agree in writing, unless this Agreement has been theretofore terminated pursuant to its terms (the actual time and date of the Closing is referred to as the “Closing Date”).  The Closing shall be held at the offices of Hughes Hubbard & Reed LLP, One Battery Park Plaza, New York, NY  10004 or such other place as Parent and the Company shall agree in writing.

Section 1.3           Effective Time.  At the Closing, the parties hereto shall file articles of merger, in such form as required by, and executed by the Company and Merger Sub in accordance with, the relevant provisions of the MBCA (the “Articles of Merger”), with the Secretary of the Commonwealth of Massachusetts.  The Merger shall become effective when the Articles of Merger are so filed or at such later time as may be agreed to by Parent and the Company in writing and specified in the Articles of Merger (the date and time that the Merger becomes effective is referred to as the “Effective Time”).

Section 1.4          Effects of the Merger.  The Merger shall have the effects set forth in this Agreement and Section 11.07 of the MBCA.

Section 1.5          Articles of Organization.  The articles of organization of Merger Sub, as in effect immediately prior to the Effective Time, shall be the articles of organization of the Surviving Corporation (except that the name of the Surviving Corporation shall be “Nashua Corporation”), until thereafter amended in accordance with applicable Law.

Section 1.6          Bylaws.  Merger Sub’s bylaws, as in effect immediately prior to the Effective Time, shall be the bylaws of the Surviving Corporation (except that the name of the Surviving Corporation shall be “Nashua Corporation”), until thereafter amended in accordance with applicable Law.

Section 1.7          Officers and Directors.  The officers of Merger Sub immediately prior to the Effective Time shall be the officers of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.  The directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

Section 1.8           Effect on Capital Stock.  At the Effective Time, pursuant to this Agreement and by virtue of the Merger and without any action on the part of the holder of any shares of Company Common Stock or any shares of capital stock of Merger Sub:

(a)           Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares and shares canceled pursuant to Section 1.8(c) below, the “Excluded Shares”) shall be cancelled and converted into the right to receive (x) an amount in cash equal to $0.75 per share, without interest (the “Cash Merger Consideration”), and (y) a number of shares of Parent Common Stock equal to the Exchange Ratio (the “Stock Merger Consideration”; the Cash Merger Consideration and the Stock Merger Consideration are collectively referred to as the “Merger Consideration”), payable to the holder thereof upon surrender of the certificate or book entry shares formerly representing such shares of Company Common Stock in accordance with Article II.

(b)           All shares of Company Common Stock shall cease to be outstanding and shall be automatically canceled and retired and shall cease to exist, and each holder of a certificate that, immediately prior to the Effective Time, represented any shares of Company Common Stock shall thereafter cease to have any rights with respect to such shares of Company Common Stock, other than the right to receive the Merger Consideration to which such shares are entitled pursuant to Section 1.8(a).

(c)           Each share of Company Common Stock that is owned directly or indirectly by Parent, Merger Sub, the Company or any wholly-owned Subsidiary of the Company immediately prior to the Effective Time shall be automatically canceled and retired and shall cease to exist, and no consideration shall be made or delivered in exchange therefor.

(d)           Each share of common stock, no par value per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of common stock, no par value per share, of the Surviving Corporation, which shall constitute the only outstanding shares of capital stock of the Surviving Corporation.

Section 1.9           Company Stock Options and Other Equity-Based Awards.

(a)           At the Effective Time, each unvested share of Company Common Stock covered by an outstanding award of restricted shares of Company Common Stock (each, a “Company Restricted Share Award”) shall be, in connection with the Merger, cancelled and converted in the same manner as provided for shares of Company Common Stock generally in Section 1.8(a), except that payments of cash and vesting of Parent Common Stock in respect of Company Restricted Share Awards shall occur only upon the attainment, after the Effective Time, of the performance targets applicable to the shares of Parent Common Stock subject to the Restricted Share Award.  As modified by the immediately preceding sentence, each Company Restricted Share Award shall be assumed by the Parent under this Agreement at the Effective Time and shall continue to have, and be subject to, the same terms and conditions set forth in the Company Stock Plan and as provided in the award agreement governing such Company Restricted Share Award immediately prior to the Effective Time; provided, however, that the performance targets applicable to the vesting conditions contained in each Company Restricted Share Award after the Effective Time shall be as set forth in Exhibit B.  For purposes of clarity, all outstanding awards of restricted stock units granted under the Company 2008 Directors’ Plan shall be fully vested as of the Effective Time and shall not constitute Company Restricted Share Awards for purposes of this Section 1.9(a); such restricted stock units shall be settled for shares of Parent Common Stock and cash in accordance with Section 6(b)(2)(b) of the Company 2008 Directors’ Plan and Section 1.8 of this Agreement.

(b)           At the Effective Time, each outstanding option to acquire shares of Company Common Stock from the Company (each, a “Company Stock Option”) heretofore granted under any Company Stock Plan, whether or not exercisable or vested, shall be, in connection with the Merger, assumed by the Parent.  Each Company Stock Option so assumed by the Parent under this Agreement shall continue to have, and be subject to, the same terms and conditions set forth in the Company Stock Plans and as provided in the option agreement governing such Company Stock Option immediately prior to the Effective Time, except that (i) such Company Stock Option shall be exercisable for that number of whole shares of Parent Common Stock equal to the product (rounded down to the nearest whole number of shares of Parent Common Stock) of (A) the number of shares of Company Common Stock that were issuable (whether or not vested) upon exercise of such Company Stock Option immediately prior to the Effective Time and (B) the Exchange Ratio, and (ii) the per share exercise price for the shares of Parent Common Stock issuable (whether or not vested) upon exercise of such assumed Company Stock Option shall be determined by (A) subtracting (I) $0.75 from (II) the exercise price per share of Company Common Stock at which such Company Stock Option was exercisable immediately prior to the Effective Time, (B) dividing such difference by the Exchange Ratio, and (C) rounding the result up to the nearest whole cent.

(c)           No Person shall have any right under the Company Stock Plans or under any other plan, program, agreement or arrangement with respect to equity interests of the Company or any of its Subsidiaries, or for the issuance or grant of any right of any kind, contingent or accrued, to receive benefits measured by the value of a number of shares of Company Common Stock (including restricted stock units, deferred stock units and dividend equivalents), at and after the Effective Time (except as otherwise expressly set forth in this Section 1.9 or Article II).

(d)           Promptly after the Effective Time and not later than three Business Days after the Closing Date (unless additional time is required to process payments under the Company’s payroll systems), the Surviving Corporation shall pay to each holder of Company Stock Options the cash payments specified in this Section 1.9.  The Company’s payroll processor shall be instructed to promptly pay the holders of Company Stock Options the amounts they are entitled to receive hereunder.  No interest shall be paid or accrue on the cash payments contemplated by this Section 1.9.  The Surviving Corporation and Parent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of Company Stock Options any Taxes that either of them is required or permitted to deduct and withhold under applicable Law.  To the extent that amounts are so deducted and withheld by the Surviving Corporation or Parent and paid over to the appropriate taxing authority, the amounts so deducted and withheld shall be treated for all purposes of this Agreement as having been paid to the holder of the Company Stock Options in respect of which such deduction and withholding was made by the Surviving Corporation or Parent, as the case may be, and the Company’s payroll processor, the Surviving Corporation or Parent shall provide to the holders of such securities written notice of the amounts so deducted or withheld.

(e)           Prior to the Effective Time, the Company shall take all actions required in order to effectuate the provisions of this Section 1.9, including, without limitation, the conversion of each Company Stock Option into the right to receive the amount described in Section 1.9(b).  Notwithstanding any other provision of this Section 1.9, payment may be withheld in respect of any employee stock option until such necessary consents are obtained.

Section 1.10         Certain Adjustments.  If, between the date of this Agreement and the Effective Time:  (a) the outstanding shares of Company Common Stock or Parent Common Stock shall have been increased, decreased, changed into or exchanged for a different number of shares or different class, in each case, by reason of any reclassification, recapitalization, stock split, split-up, combination or exchange of shares; (b) a stock dividend or dividend payable in any other securities of the Parent or the Company shall be declared with a record date within such period; or (c) any similar event shall have occurred, then in each instance referred to in the preceding clauses (a) through (c) the Merger Consideration and the Exchange Ratio (and other items dependent thereon) shall be appropriately adjusted to provide the holders of shares of Company Common Stock (and Company Stock Options and Company Restricted Stock Units) the same economic effect as contemplated by this Agreement prior to such event.

ARTICLE II
CONVERSION OF SHARES

Section 2.1            Exchange Agent.  At or prior to the Effective Time, Parent shall designate, and enter into an agreement with, a bank or trust company reasonably acceptable to the Company to act as exchange agent in the Merger (the “Exchange Agent”).  Parent shall deposit with the Exchange Agent promptly following the Surviving Corporation Transfer, for the benefit of the holders of shares of Company Common Stock (other than holders of Excluded Shares), cash sufficient to effect the payment of the Cash Merger Consideration and a number of shares of Parent Common Stock sufficient to effect the payment of the Stock Merger Consideration, in each case to which such holders are entitled pursuant to Section 1.8(a) and this Article II.

Section 2.2            Payment Procedures.

(a)           As promptly as practicable, but in no event later than three Business Days after the Effective Time, Parent shall cause the Exchange Agent to mail to each holder of record of one or more certificates (the “Certificates”) that, prior to the Effective Time, represented shares of Company Common Stock, or non-certificated shares of Company Common Stock represented by book entry (“Book Entry Shares”), whose shares were converted into the right to receive the Merger Consideration pursuant to Section 1.8(a):  (a) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates or Book Entry Shares to the Exchange Agent and shall be in such form and have such other provisions as Parent may reasonably specify); and (b) instructions for use in effecting the surrender of the Certificates or Book Entry Shares in exchange for the Merger Consideration.  Upon surrender of a Certificate or Book Entry Shares for cancellation to the Exchange Agent or to such other agent or agents as Parent may appoint, together with such letter of transmittal, duly executed and completed, and such other documents as the Exchange Agent may reasonably require, the holder of such Certificate or Book Entry Shares shall be entitled to receive the Merger Consideration in exchange for each share of Company Common Stock formerly represented by such Certificate or Book Entry Shares, and the Certificate or Book Entry Shares so surrendered shall forthwith be canceled.  No interest shall be paid or accrue on the Merger Consideration.  If any portion of the Merger Consideration is to be made to a Person other than the Person in whose name the applicable surrendered Certificate or Book Entry Shares is registered, then it shall be a condition to the payment of such Merger Consideration that (i) the Certificate or Book Entry Shares so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer and (ii) the Person requesting such payment shall have (A) paid any transfer and other Taxes required by reason of such payment in a name other than that of the registered holder of the Certificate or Book Entry Shares surrendered or (B) established to the reasonable satisfaction of Parent that any such Taxes either have been paid or are not payable.

(b)           No dividends or other distributions declared or made with respect to Parent Common Stock having a record date after the Effective Time will be paid to any holder of record of Company Common Stock until such holder has surrendered the Certificate or Book Entry Shares representing such stock as provided herein.  Subject to the effect of applicable Law, following surrender of any such Certificates or Book Entry Shares, there shall be paid to the holder of the new certificates issued in exchange therefor, without interest, the amount of dividends or other distributions with a record date after the Effective Time previously payable with respect to the shares of Parent Common Stock represented thereby.

Section 2.3           Undistributed Merger Consideration.  Any portion of the funds made available to the Exchange Agent pursuant to Section 2.1 that remains undistributed to holders of Certificates or Book Entry Shares on the date that is one year after the Effective Time shall be delivered to Parent or its designee, and any holders of Certificates or Book Entry Shares who have not theretofore complied with this Article II shall thereafter look only to Parent for the Merger Consideration to which such holders are entitled pursuant to Section 1.8(a) and this Article II.  Any portion of the funds made available to the Exchange Agent pursuant to Section 2.1 that remains unclaimed by holders of Certificates or Book Entry Shares on the date that is five years after the Effective Time or such earlier date immediately prior to such time as such amounts would otherwise escheat to or become property of any Governmental Entity shall, to the extent permitted by Law, become the property of the Surviving Corporation, free and clear of all claims or interests of any Person previously entitled thereto.

Section 2.4           No Liability.  None of Parent, Merger Sub, the Company, the Surviving Corporation, the Exchange Agent or their respective directors, officers, employees and representatives shall be liable to any Person in respect of any Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

Section 2.5           Investment of Merger Consideration.  The Exchange Agent shall invest the funds made available to the Exchange Agent pursuant to Section 2.1 as directed by Parent on a daily basis in obligations of or guaranteed by the United States of America and backed by the full faith and credit of the United States of America or in commercial paper obligations rated A-2/P-2 or better by Moody’s Investors Services, Inc. and Standard & Poor’s Corporation, respectively (or money market funds rated Aaa or better by Moody’s Investors Services, Inc. or AAA or better by Standard & Poor’s Corporation); provided, however, that no such gain or loss thereon shall affect the amounts payable to holders of Certificates or Book Entry Shares pursuant to Section 1.8(a) and this Article II.  Any interest and other income resulting from such investments shall be the property of, and shall promptly be paid to, Parent.

Section 2.6           Fractional Shares.  No certificates or scrip representing fractional shares of Parent Common Stock will be issued upon the surrender of one or more Certificates or Book Entry Shares for exchange, but in lieu thereof each holder of Company Common Stock who would otherwise be entitled to a fraction of a share of Parent Common Stock upon surrender of one or more Certificates or Book Entry Shares for exchange (after aggregating all fractional shares of Parent Common Stock to be received by such holder) shall receive an amount of cash (rounded up to the nearest whole cent), without interest, equal to the product of such fraction multiplied by the Parent Stock Measurement Price.  Such payment shall occur as soon as practicable after the determination of the amount of cash, if any, to be paid to each former holder of one or more Certificates or Book Entry Shares following compliance by such holder with the exchange procedures set forth in Section 2.2(a) and in the letter of transmittal.  No dividend or distribution with respect to Parent Common Stock shall be payable on or with respect to any fractional share and such fractional share interests shall not entitle the owner thereof to any rights of a shareholder of Parent.

Section 2.7           Lost Certificates.  If any Certificate shall have been lost, stolen or destroyed, then, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent shall deliver in exchange for such lost, stolen or destroyed Certificate the applicable Merger Consideration with respect to the shares of Company Common Stock formerly represented thereby, as well as any dividend or other distribution to which the holder of such Certificate is entitled pursuant to Section 2.2(b).

Section 2.8           Withholding Rights.  The Exchange Agent, the Surviving Corporation and Parent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of shares of Company Common Stock with respect to the making of such payment that either of them is required or entitled to deduct and withhold under the Internal Revenue Code of 1986, as amended (the “Code”), or any provision of any other Tax law.  To the extent that amounts are so deducted and withheld by the Surviving Corporation or Parent and paid over to the appropriate taxing authority, the amounts so deducted and withheld shall be treated for all purposes of this Agreement as having been paid to the holder of such shares of Company Common Stock in respect of which such deduction and withholding was made by the Surviving Corporation or Parent, as the case may be, and the Exchange Agent, the Surviving Corporation or Parent shall provide to the holders of such securities written notice of the amounts so deducted or withheld.

Section 2.9           Further Assurances.  At and after the Effective Time, the officers and directors of the Surviving Corporation will be authorized to execute and deliver, in the name and on behalf of the Company or Merger Sub, all deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of the Company or Merger Sub, all other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation all right, title and interest in, to and under all of the rights, properties or assets acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

Section 2.10         Stock Transfer Books.  The stock transfer books of the Company shall be closed immediately upon the Effective Time, and there shall be no further registration of transfers of shares of Company Common Stock thereafter on the records of the Company.  At or after the Effective Time, any Certificates or Book Entry Shares presented to the Exchange Agent, Parent or the Surviving Corporation for any reason shall, subject to compliance with the provisions of this Article II by the holder thereof, be converted into the right to receive the Merger Consideration with respect to the shares of Company Common Stock formerly represented thereby.

Section 2.11         Dissenting Shares.

(a)           Notwithstanding any provision of this Agreement to the contrary, any shares of Company Common Stock outstanding immediately prior to the Effective Time that are held by a shareholder (a “Dissenting Shareholder”) who is entitled to demand and has prior to the vote for the approval of this Agreement at the Company Shareholders Meeting given notice of his, her or its intent to demand for appraisal of such shares in accordance with, and to the extent provided in, the MBCA (and such shareholder does not subsequently vote in favor of the approval of this Agreement) (any such shares being referred to as  “Dissenting Shares” until such time as such holder fails to perfect or otherwise loses such holder’s appraisal rights under the MBCA with respect to such shares) shall not be converted into or represent the right to receive the Merger Consideration, but shall be entitled only to such rights as are granted by the MBCA to a holder of Dissenting Shares (it is understood and agreed that nothing in this Section 2.11(a) or elsewhere in this Agreement shall confer on any shareholder any rights that are not provided by law).

(b)           If any Dissenting Shares shall lose their status as such (through failure to perfect or otherwise), then, as of the later of the Effective Time or the date of loss of such status, such shares shall automatically be converted into, and represent the right to receive, the Merger Consideration in the manner provided in Article I, without interest thereon, upon surrender of the Certificates or Book Entry Shares representing such shares.

(c)           The Company will give Merger Sub: (i) prompt notice of any written demand for appraisal received by the Company prior to the Effective Time pursuant to the MBCA, any withdrawal of any such demand, and any other demand, notice or instrument delivered to the Company prior to the Effective Time pursuant to the MBCA that  relate to such demand and (ii)  the opportunity to participate in  all negotiations and proceedings with respect to any such demand, notice or instrument.  The Company will not, except with the prior written consent of Merger Sub, make any payment or settlement offer prior to the Effective Time with respect to any such demand, notice or instrument.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Parent and Merger Sub as follows:

Section 3.1           Organization and Qualification.  Each of the Company and its Subsidiaries is a corporation or other entity duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization and has full corporate or other power and authority to own, operate and lease the properties owned or used by it and to carry on its business as and where such is now being conducted, except where the failure to be in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect.  Each of the Company and its Subsidiaries is duly licensed or qualified to do business as a foreign corporation, and is in good standing, in each jurisdiction wherein the character of the properties owned or leased by it, or the nature of its business, makes such licensing or qualification necessary, except where the failure to be in good standing and so licensed or qualified, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect.  The copies of the articles of organization and bylaws or similar organizational documents of the Company and each of its Subsidiaries, including any amendments thereto, that have been made available by the Company to Parent prior to the date of this Agreement are correct and complete copies of such instruments as presently in effect.

Section 3.2           Capitalization.

(a)           As of May 5, 2009 (the “Company Capitalization Date”), the authorized capital stock of the Company consisted entirely of 20,000,000 shares of Company Common Stock, of which 5,567,737 shares of Company Common Stock were issued and outstanding and none were held in the treasury of the Company.  All issued and outstanding shares of capital stock of the Company and its Subsidiaries are validly issued, fully paid and nonassessable.  As of the Company Capitalization Date, there were outstanding (x) Company Stock Options representing in the aggregate the right to acquire 151,450 shares of Company Common Stock, (y) Company Restricted Shares relating to in the aggregate 291,144 shares of Company Common Stock and (z) Company Restricted Stock Units relating to in the aggregate 40,475 shares of Common Stock under the Company Stock Plans.  Schedule 3.2(a) to the Company Disclosure Schedule sets forth a correct and complete list, as of the Company Capitalization Date, of the number of shares of Company Common Stock subject to Company Stock Options and Restricted Stock Units (vested and unvested), the number of unvested Company Restricted Shares or other rights to purchase or receive Company Common Stock, or benefits based on the value of

Company Common Stock, granted under the Company Stock Plans, the Employee Benefit Plans or otherwise, and the holders who are executive officers of the Company (including breakdowns by individuals for holders who are directors or executive officers of the Company), the dates of grant and the exercise prices thereof.  No bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of capital stock of the Company may vote (“Company Voting Debt”) are issued or outstanding.  There are no outstanding obligations of the Company or its Subsidiaries to repurchase, redeem or otherwise acquire any shares of capital stock or other equity interests of the Company or any of its Subsidiaries.  Except as set forth above, no shares of capital stock or other voting securities of the Company have been issued or reserved for issuance or are outstanding, other than the shares of Company Common Stock reserved for issuance under the Company Stock Plans.  Except as set forth above, there are no options, warrants, rights, convertible or exchangeable securities, “phantom” stock rights, stock appreciation rights, stock-based performance units, commitments, Contracts, arrangements or undertakings of any kind to which the Company or any of its Subsidiaries is a party or by which any of them is bound:  (A) obligating the Company or any of its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity interests in, or any security convertible or exercisable for or exchangeable into any capital stock of or other equity interest in, the Company or any of its Subsidiaries or any Company Voting Debt; (B) obligating the Company or any of its Subsidiaries to issue, grant, extend or enter into any such option, warrant, call, right, security, unit, commitment, Contract, arrangement or undertaking; or (C) giving any Person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights accruing to holders of capital stock of the Company or any of its Subsidiaries.

(b)           The Company owns, directly or indirectly, all of the issued and outstanding shares of capital stock and other equity interests of its Subsidiaries, free and clear of all liens, pledges, charges, encumbrances and other security interests of any nature whatsoever (collectively, “Liens”).  A correct and complete list of all of the Company’s Subsidiaries, together with the jurisdiction of incorporation or organization of each Subsidiary and the percentage of each Subsidiary’s outstanding capital stock or other equity interests owned by the Company or another of its Subsidiaries, is set forth in Schedule 3.2(b)-1 to the Company Disclosure Schedule.  A correct and complete list of all corporations, partnerships, limited liability companies, associations and other entities (excluding the Company’s Subsidiaries) in which the Company or any Subsidiary of the Company owns any joint venture, partnership, strategic alliance or similar interest, together with the jurisdiction of incorporation or organization of each such entity and the percentage of each such entity’s outstanding capital stock or other equity interests owned by the Company or any of its Subsidiaries, is set forth in Schedule 3.2(b)-2 to the Company Disclosure Schedule.  Except for its interest in the Subsidiaries, joint venture or similar entities as set forth in Schedule 3.2(b)-2 to the Company Disclosure Schedule, the Company does not own, directly or indirectly, any capital stock interest, equity membership interest, partnership interest, joint venture interest or other equity interest in any Person.  Neither the Company nor any of its Subsidiaries is obligated to make any contribution to the capital of, make any loan to or guarantee the debts of any joint venture or similar entity (excluding the Company’s wholly-owned Subsidiaries).

(c)           Parent has prior to the date of this Agreement received a correct and complete copy of each Company Stock Plan.

Section 3.3           Authorization.  The Company has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, subject, in the case of the consummation of the Merger, to the approval of this Agreement by the affirmative vote of the holders of at least a majority of the shares of Company Common Stock entitled to vote on the Merger (the “Company Requisite Shareholder Vote”).  The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, and no other corporate proceedings on the part of the Company or its shareholders are necessary to authorize this Agreement and to consummate the transactions contemplated hereby, other than the approval of this Agreement and the Merger by the Company Requisite Shareholder Vote.  This Agreement has been duly executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, subject (as to enforceability) to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

Section 3.4           No Violation.

(a)           The execution and delivery of this Agreement by the Company do not, and the consummation by the Company of the Merger and the other transactions contemplated hereby will not, conflict with, or result in any violation of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result by its terms in the, termination, amendment, cancellation or acceleration of any obligation under, or to increased, additional, accelerated or guaranteed rights or entitlements of any Person under, or create any obligation to make a payment to any other Person under, or result in the creation of a Lien on, or the loss of, any assets, including Company Intellectual Property, of the Company or any of its Subsidiaries pursuant to:  (i) any provision of the articles of organization, bylaws or similar organizational document of the Company or any of its Subsidiaries; or (ii) any written or oral agreement, contract, loan or credit agreement, note, mortgage, bond, indenture, lease, benefit plan, permit, franchise, license or other instrument or arrangement (each, a “Contract”) to which the Company or any of its Subsidiaries is a party or by which any of their respective properties or assets is bound, or any judgment, injunction, ruling, order or decree (each, an “Order”) or any constitution, treaty, statute, law, principle of common law, ordinance, rule or regulation of any Governmental Entity (each, a “Law”) applicable to the Company or any of its Subsidiaries or their respective properties or assets, except, in the case of this clause (ii), as:  (A) individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect; (B) would not prevent or materially delay the consummation of the transactions contemplated hereby; or (C) set forth on Schedule 3.4(a) to the Company Disclosure Schedule.

(b)           No consent, approval, Order or authorization of, or registration, declaration or filing with, any supranational, national, state, provincial, municipal, local or foreign government, any instrumentality, subdivision, court, administrative agency or commission or other authority thereof, or any quasi-governmental body exercising any regulatory, judicial, administrative, taxing, importing or other governmental or quasi-governmental authority (each, a “Governmental Entity”) or any other Person (including, without limitation, any labor union, labor organization, works council or group of employees of the Company or any of its Subsidiaries) is required to be obtained or made by or with respect to the Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the Merger and the other transactions contemplated hereby, except as set forth on Schedule 3.4(b) to the Company Disclosure Schedule and for those required under or in relation to:  (i) the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (ii) the MBCA with respect to the filing of the Articles of Merger; and (iii) such consents, approvals, Orders, authorizations, registrations, declarations and filings the failure of which to make or obtain, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect.  Consents, approvals, Orders, authorizations, registrations, declarations and filings required under or in relation to any of clauses (i) through (ii) above are referred to as the “Necessary Consents.”

Section 3.5           Filings with the SEC; Financial Statements.

(a)           The Company has filed all required registration statements, prospectuses, reports, forms and other documents (if any) required to be filed by it with the Securities and Exchange Commission (the “SEC”) since December 31, 2005 (collectively, including all exhibits thereto, the “Company SEC Reports”).  No Subsidiary of the Company is required to file any registration statement, prospectus, report, schedule, form, statement or other document with the SEC.  None of the Company SEC Reports, as of their respective dates (and, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  All of the Company SEC Reports, as of their respective dates (and as of the date of any amendment to the respective Company SEC Report), complied as to form in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Exchange Act.

(b)           Each of the financial statements (including the related notes and schedules thereto) of the Company included in the Company SEC Reports, as of their respective dates (and as of the date of any amendment to the respective Company SEC Report), complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods and the dates involved (except as may be indicated in the notes thereto) and fairly present, in all material respects, the consolidated financial position and consolidated results of operations and cash flows of the Company and its consolidated Subsidiaries as of the respective dates or for the respective periods set forth therein, subject, in the case of the unaudited interim financial statements, to the absence of notes and normal year-end adjustments that have not been and are not expected to be material in amount.

(c)           Except for liabilities reserved or reflected in a balance sheet included in the Company SEC Reports filed prior to the date of this Agreement or as set forth on Schedule 3.5(c) to the Company Disclosure Schedule, the Company and its Subsidiaries have no liabilities, absolute or contingent, other than:  (i) current liabilities (determined in accordance with GAAP) incurred in the ordinary course of business consistent with past practice after December 31, 2008; or (ii) liabilities that, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect.

(d)           Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer and former principal financial officer of the Company, as applicable) has made all certifications required under Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 with respect to the Company SEC Reports, and the Company has made available to Parent a summary of any disclosure made by the Company’s management to the Company’s auditors and the audit committee of the Company’s Board of Directors referred to in such certifications.  (For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings ascribed to such terms in the Sarbanes-Oxley Act of 2002.)

(e)           The Company maintains a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) sufficient to provide reasonable assurance to the Company and its Board of Directors (i) that the Company maintains records that in reasonable detail accurately and fairly reflect their respective transactions and dispositions of assets, (ii) that transactions of the Company and its Subsidiaries are recorded as necessary to permit preparation of financial statements in conformity with GAAP, (iii) that receipts and expenditures of the Company and its Subsidiaries are executed only in accordance with authorizations of management and the Board of Directors of the Company and (iv) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the Company’s financial statements.  The Company has evaluated the effectiveness of the Company’s internal control over financial reporting and, to the extent required by applicable Law, presented in any applicable Company SEC Report that is a report on Form 10-K or Form 10-Q or any amendment thereto its conclusions about the effectiveness of the internal control over financial reporting as of the end of the period covered by such report or amendment based on such evaluation.  To the extent required by applicable Law, the Company has disclosed, in any applicable Company SEC Report that is a report on Form 10-K or Form 10-Q or any amendment thereto, any change in the Company’s internal control over financial reporting that occurred during the period covered by such report or amendment that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.  The Company has disclosed, based on the most recent evaluation of internal control over financial reporting, to the Company’s auditors and the audit committee of the Company’s Board of Directors (A) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

(f)           The Company has designed disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) to ensure that material information relating to the Company, including its consolidated Subsidiaries, is made known to its principal executive officer and principal financial officer.  The Company has evaluated the effectiveness of the Company’s disclosure controls and procedures and, to the extent required by applicable Law, presented in any applicable Company SEC Report that is a report on Form 10-K or Form 10-Q or any amendment thereto its conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by such report or amendment based on such evaluation.

(g)           The date of each Company Stock Option that is reflected in the Company’s books and records is the actual date of grant thereof (as determined under GAAP).  All Company Stock Options were granted with an exercise price at least equal to the fair market value of Company Stock on the date of grant of such Company Stock Option and no Company Stock Option has been amended to reduce the exercise price from that in effect on the date of grant (except pursuant to non-discretionary antidilution provisions governing such Company Stock Option).  The financial statements of the Company included in the Company SEC Reports fairly reflect in all material respects amounts required to be shown as expense in connection with the grant and/or amendment of any Company Stock Option.

Section 3.6           Board Approval.  The Board of Directors of the Company, by resolutions duly adopted by unanimous vote at a meeting duly called and held and not subsequently rescinded or modified in any way (the “Company Board Approval”), has duly (a) determined that (i) this Agreement and the transactions contemplated hereby, including, without limitation, the Merger, are advisable and in the best interests of the Company and its shareholders and (ii) the Merger Consideration for outstanding shares of Company Common Stock in the Merger is fair to the shareholders of the Company, (b) adopted this Agreement and approved the transactions contemplated hereby, including, without limitation, the Merger, and (c) recommended that the shareholders of the Company approve this Agreement and the transactions contemplated hereby, including, without limitation, the Merger, and submitted this Agreement and the transactions contemplated hereby, including, without limitation, the Merger, to a vote by the Company’s shareholders at the Company Shareholders Meeting.

Section 3.7           Absence of Certain Changes.  Except as disclosed in the Company SEC Reports filed prior to the date of this Agreement, since December 31, 2008:

(a)           the Company and its Subsidiaries have conducted their respective businesses only in the ordinary course of business consistent with past practice;

(b)           except as set forth on Schedule 3.7(b) to the Company Disclosure Schedule, there has not been any action taken by the Company or any of its Subsidiaries that would have required the consent of Parent under clause (a)(ii), (iii) (in respect of the Company and any Subsidiary that is not a wholly-owned Subsidiary only), (iv), (vii), (viii), (ix), (x), (xi) or (xv) of Section 5.1 if such action was taken after the date of this Agreement;

(c)           there has not been any change, event, development, condition, occurrence or combination of changes, events, developments, conditions or occurrences that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect; and

(d)           except as set forth on Schedule 3.7(d) to the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries has increased the compensation or benefits of, or granted or paid any benefits to, any director or officer, or taken any similar action, except, in the case of this clause (d):  (i) to the extent required under the terms of any agreements, trusts, plans, funds or other arrangements disclosed in the Company SEC Reports filed prior to the date of this Agreement; (ii) to the extent required by applicable Law; or (iii) for increases (other than in equity-based compensation) in the ordinary course of business consistent with past practice.

Section 3.8           Litigation; Orders.  Except as disclosed in the Company SEC Reports filed prior to the date of this Agreement or as set forth on Schedule 3.8 to the Company Disclosure Schedule, there is no claim, action, suit, arbitration, proceeding, investigation or inquiry, whether civil, criminal or administrative, pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries or any of their respective officers or directors (in such capacity) or any of their respective businesses or assets, at law or in equity, before or by any Governmental Entity or arbitrator, except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect or to prevent or materially delay the consummation of the transactions contemplated hereby.  Except as disclosed in the Company SEC Reports filed prior to the date of this Agreement, none of the Company, any of its Subsidiaries or any of their respective businesses or assets is subject to any Order of any Governmental Entity that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect or to prevent or delay the consummation of the transactions contemplated hereby.

Section 3.9           Permits; Compliance with Laws.  Except as disclosed in the Company SEC Reports filed prior to the date of this Agreement and except as set forth on Schedule 3.9 to the Company Disclosure Schedule or as, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect, the Company and its Subsidiaries hold all permits, licenses, franchises, variances, exemptions, Orders and approvals of all Governmental Entities that are necessary for the operation of their respective businesses as now being conducted (collectively, the “Company Permits”), and no suspension or cancellation of any of the Company Permits is pending or, to the knowledge of the Company, threatened.  The Company and its Subsidiaries are in compliance with, and the Company and its Subsidiaries have not received any notices of noncompliance with respect to, the Company Permits and any Laws, except for instances of noncompliance where neither the costs to comply nor the failure to comply, individually or in the aggregate, has or would reasonably be expected to have a Company Material Adverse Effect.  Without limitation, during the three years prior to the date of this Agreement, none of the Company, any of its Subsidiaries or any director, officer, or employee of, or, to the knowledge of the Company, any agent or other Person associated with or acting on behalf of the Company or any of its Subsidiaries has, directly or indirectly:  (a) used any funds of the Company or any of its Subsidiaries for unlawful contributions, unlawful gifts, unlawful entertainment or other unlawful expenses relating to political activity; (b) made any unlawful payment to foreign or domestic governmental officials or employees or to foreign or domestic political parties or campaigns from funds of the Company or any of its Subsidiaries; (c) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any similar Law; (d) established or maintained any unlawful fund of monies or other assets of the Company or any of its Subsidiaries; (e) made any fraudulent entry on the books or records of the Company or any of its Subsidiaries; or (f) made any unlawful bribe, unlawful rebate, unlawful payoff, unlawful influence payment, unlawful kickback or other unlawful payment to any Person, private or public, regardless of form, whether in money, property or services, to obtain favorable treatment in securing business, to obtain special concessions for the Company or any of its Subsidiaries, to pay for favorable treatment for business secured or to pay for special concessions already obtained for the Company or any of its Subsidiaries, except, in each case referred to in clauses (a) through (f), where such acts, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect.

Section 3.10         Tax Matters.

(a)           All material Taxes of the Company and its Subsidiaries attributable to periods or portions thereof ending on or before the date of the consolidated balance sheet of the Company and its Subsidiaries for the fiscal year ended December 31, 2008 included in the Company SEC Reports (the “Recent Balance Sheet”) were paid prior to the date of the Recent Balance Sheet or have been included in a liability accrual for Taxes on the Recent Balance Sheet.  Since the date of the Recent

Balance Sheet, neither the Company nor any of its Subsidiaries has incurred any material Taxes other than Taxes incurred in the ordinary course of business consistent with past practice.

(b)           Each of the Company and its Subsidiaries has timely filed all material Tax Returns required to be filed (taking into account any extension of time within which to file), and all such Tax Returns were and are correct and complete in all material respects.  The Company has provided Parent with access to complete and accurate copies of all such Tax Returns for which the statute of limitations is still open.

(c)           Each of the Company and its Subsidiaries has duly withheld, collected and timely paid all material Taxes that it was required to withhold, collect and pay relating to amounts paid or owing to any employee, independent contractor, creditor, shareholder or other Person.

(d)           No Tax audit or other administrative proceeding or court proceedings are presently pending or threatened in writing with regard to any material Taxes of the Company or any of its Subsidiaries.  No claim has been made in writing by any taxing authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns that the Company or any of its Subsidiaries is or may be subject to Tax or required to file a Tax Return in such jurisdiction, except for those instances where neither the imposition of any such Tax nor the filing of any such Tax Return (and the obligation to pay the Taxes reflected thereon), individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect.  There are no outstanding waivers or comparable consents that have been given by the Company or any of its Subsidiaries regarding the application of the statute of limitations with respect to any Taxes or Tax Returns.  There are no Liens on any of the assets of the Company and its Subsidiaries that arose in connection with any failure to pay Taxes, other than Liens for Taxes that are not yet due and payable.

(e)           Neither the Company nor any of its Subsidiaries has requested or received any material Tax ruling, private letter ruling, technical advice memorandum, competent authority relief or similar agreement or entered into a material closing agreement or contract with any taxing authority that, in each case, was requested or received in a year, or dictates the Tax treatment of any item in a year, with respect to which the applicable statute of limitations is open.  Neither the Company nor any of its Subsidiaries is subject to a Tax sharing, allocation, indemnification or similar agreement (except such agreements as are solely between or among the Company and its Subsidiaries) pursuant to which it could have an obligation to make a material payment to any Person in respect of Taxes.

(f)           The Company has not during the last five years been a member of an Affiliated group of corporations that filed a consolidated tax return except for groups for which it was the parent corporation.  For any year with respect to which the statute of limitations is open, none of the Company’s Subsidiaries has ever been a member of an Affiliated group of corporations that filed a consolidated tax return except for groups of which the Company was the parent corporation.

(g)           Neither the Company nor any of its Subsidiaries is participating or has participated in a reportable or listed transaction within the meaning of Treas. Reg. Section 1.6011-4 or Section 6707A(c) of the Code.  The Company and each of its Subsidiaries have disclosed on their federal income Tax Returns all positions taken therein that could reasonably be expected to give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code.

(h)           Neither the Company nor any of its Subsidiaries has been the “distributing corporation” or a “controlled corporation” (within the meaning of Section 355 of the Code) with respect to a transaction described in Section 355 of the Code within the two-year period ending on the date of this Agreement.

(i)           To the Company’s knowledge, after consulting with its tax advisors, neither the Company nor any of its Affiliates has taken or agreed to take any action which would prevent the Merger from constituting a transaction qualifying as a reorganization under Section 368(a) of the Code.

Section 3.11         Environmental Matters.

(a)           The Company and each of its Subsidiaries are in compliance with all applicable Laws and Orders relating to pollution, protection of the environment or human health, occupational safety and health or sanitation, including the Comprehensive Environmental Response, Compensation, and Liability Act, as amended, and all other applicable Laws and Orders relating to emissions, spills, discharges, generation, storage, leaks, injection, leaching, seepage, releases or threatened releases of Hazardous Substances into the environment (including ambient air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances, together with any plan, notice or demand letter issued, entered, promulgated or approved thereunder (collectively, “Environmental Laws”), except for instances of noncompliance where neither the costs to comply nor the failure to comply, individually or in the aggregate, have had or would reasonably be expected to have a Company Material Adverse Effect.  Except as set forth on Schedule 3.11(a) to the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries has received any written notice of (i) any material violation of an Environmental Law or (ii) the institution of any claim, action, suit, proceeding, investigation or inquiry by any Governmental Entity or other Person alleging that the Company or any of its Subsidiaries may be in material violation of or materially liable under any Environmental Law.

(b)           Except as set forth on Schedule 3.11(b) to the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries has (i) placed, held, located, released, transported or disposed of any Hazardous Substances on, under or at any of the properties currently or previously owned or operated by the Company or any of its Subsidiaries, except in a manner that, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect, (ii) any liability for any Hazardous Substance disposal or contamination on any of the Company’s or any of its Subsidiaries’ properties or any other properties that, individually or in the aggregate, has or would reasonably be expected to have a Company Material Adverse Effect, (iii) knowledge of the release of any Hazardous Substances on, under or at any of the Company’s or any of its Subsidiaries’ properties or any other properties but arising from the conduct of operations on the Company’s or any of its Subsidiaries’ properties, except in a manner that, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect, or (iv) received any written notice of (A) any actual or potential liability for the response to or remediation of Hazardous Substances at or arising from any of the Company’s or any of its Subsidiaries’ properties or any other properties or (B) any actual or potential liability for the costs of response to or remediation of Hazardous Substances at or arising from any of the Company’s or any of its Subsidiaries’ properties or any other properties, in the case of both subclause (A) and (B), that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect.

(c)           Except as set forth on Schedule 3.11(c) to the Company Disclosure Schedule, there are no underground storage tanks, asbestos, asbestos-containing materials, polychlorinated biphenyls (“PCBs”) or PCB wastes located, contained, used or stored at or on any of the Company’s or any of its Subsidiaries’ properties that, individually or in the aggregate, are material.  To the knowledge of the Company, no underground storage tanks, asbestos, asbestos-containing materials, PCBs or PCB wastes were previously located, contained, used or stored at or on any of the Company’s or any of its Subsidiaries’ properties that, individually or in the aggregate, are material.

(d)           The Company has prior to the date of this Agreement provided or made available to Parent:  (i) all nonidentical copies of all material reports, studies, analyses or tests, and any results of monitoring programs, in the possession or control of the Company within the last two years pertaining to the generation, storage, use, handling, transportation, treatment, emission, spillage, disposal, release or removal of Hazardous Materials at, in, on or under any of the Company’s or any of its Subsidiaries’ properties; and (ii) a copy of any environmental investigation or assessment conducted by the Company or any of its Subsidiaries within the past three years or any environmental consultant engaged by any of them, with respect to those properties.

Section 3.12         Intellectual Property.

(a)           The Company and its Subsidiaries have good title to or, with respect to items not owned by the Company or its Subsidiaries, sufficient rights to use all material Intellectual Property Rights that are owned or licensed by the Company or any of its Subsidiaries or utilized by the Company or any of its Subsidiaries in the conduct of their respective businesses (all of the foregoing items are hereinafter referred to as the “Company Intellectual Property”).  To conduct the business of the Company and its Subsidiaries as presently conducted, neither the Company nor any of its Subsidiaries requires any material Intellectual Property Rights that the Company and its Subsidiaries do not already own or license.  Except as set forth on Schedule 3.12(a) to the Company Disclosure Schedule, the Company has no knowledge of any infringement or misappropriation by others of Intellectual Property Rights owned by the Company or any of its Subsidiaries.  The conduct of the businesses of the Company and its Subsidiaries does not infringe on or misappropriate any Intellectual Property Rights of others, except where such infringement or misappropriation, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect.

(b)           Except as set forth on Schedule 3.12(b) to the Company Disclosure Schedule, no claims with respect to Company Intellectual Property are pending or, to the knowledge of the Company, threatened by any Person (i) to the effect that the manufacture, sale or use of any product, process or service as now used or offered or proposed for use or sale by the Company or any of its Subsidiaries infringes on any Intellectual Property Rights of any Person, (ii) against the use by the Company or any of its Subsidiaries of any Company Intellectual Property or (iii) challenging the ownership, validity, enforceability or effectiveness of any Company Intellectual Property, except in the case of clause (i) through (iii) where such claims, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect.

Section 3.13         Employee Benefits.

(a)           Schedule 3.13(a) to the Company Disclosure Schedule sets forth a correct and complete list of all “employee benefit plans,” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), other than any Multiemployer Plan, and all other material employee benefits, arrangements, perquisite programs, payroll practices or (without regard to materiality) executive compensation Contracts that are maintained by the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is obligated to contribute, for current or former employees or directors (or dependents or beneficiaries thereof) of the Company or any of its Subsidiaries (collectively, the “Employee Benefit Plans”).

(b)           The Company is not obligated to contribute to, and has no liability under, any Multiemployer Plans.

(c)           With respect to each Employee Benefit Plan subject to Title IV of ERISA:  (i) except as set forth on Schedule 3.13(c)(i) to the Company Disclosure Schedule, the present value of all accrued benefits under each such single employer plan (based on the assumptions used to fund the plan) did not as of the last annual actuarial valuation date exceed the value of the assets of such single employer plan allocable to such accrued benefits, and, no event has occurred since valuation date, and no condition exists, which is reasonably likely to materially increase the funding or accounting costs for such single employer plans; (ii) no proceeding has been initiated or, to the knowledge of the Company, threatened by any Person (including the PBGC) to terminate any such plan; (iii) no “reportable event” (as defined in Section 4043 of ERISA) has occurred with respect to any such plan, and no reportable event will occur as a result of the transactions contemplated hereby; and (iv) no such plan that is subject to Section 302 of ERISA or Section 412 of the Code has incurred an “accumulated funding deficiency” (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not such deficiency has been waived.  None of the Company, any of its Subsidiaries or any ERISA Affiliate has incurred any outstanding liability under Section 4062, 4063 or 4064 of ERISA to the Pension Benefit Guaranty Corporation (“PBGC”) or to a trustee appointed under Section 4042 of ERISA.  None of the Employee Benefit Plans or any other plan, fund or program ever maintained or contributed to by the Company, any of its Subsidiaries or any ERISA Affiliate that is subject to Title IV of ERISA has been terminated so as to subject, directly or indirectly, any assets of the Company or any of its Subsidiaries to any liability, contingent or otherwise, or the imposition of any Lien under Title IV of ERISA.

(d)           The Company and each of its Subsidiaries have reserved the right to amend, terminate or modify at any time all Employee Benefit Plans, except as limited by the terms of a collective bargaining agreement or a contract with an individual or to the extent applicable Law would prohibit the Company or any Subsidiary from so reserving or exercising such right.

(e)           The Internal Revenue Service has issued a currently effective favorable determination letter with respect to each Employee Benefit Plan that is intended to be a “qualified plan” within the meaning of Section 401 of the Code, and each trust maintained pursuant thereto has been determined to be exempt from federal income taxation under Section 501 of the Code by the IRS.  Each such Employee Benefit Plan has been timely amended since the date of the latest favorable determination letter in accordance with all applicable Laws.  Nothing has occurred with respect to the operation of any such Employee Benefit Plan that is reasonably likely to cause the loss of such qualification or exemption or the imposition of any liability, penalty or tax under ERISA or the Code or the assertion of claims by “participants” (as that term is defined in Section 3(7) of ERISA) other than routine benefit claims.

(f)           None of the Company, its Subsidiaries, the officers or directors of the Company or any of its Subsidiaries or the Employee Benefit Plans that are subject to ERISA, any trusts created thereunder or any trustee or administrator thereof has engaged in a “prohibited transaction” (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) or any other breach of fiduciary responsibility that could subject the Company, any of its Subsidiaries or any officer or director of the Company or any of its Subsidiaries to any tax or penalty on prohibited transactions imposed by such Section 4975 or to any liability under Section 502 of ERISA.

(g)           Except as, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect, there are no claims (except claims for benefits payable in the ordinary course of business consistent with past practice and proceedings with respect to qualified domestic relations orders), suits or proceedings pending or, to the knowledge of the Company, threatened against or involving any Employee Benefit Plan, asserting any rights or claims to benefits under any Employee Benefit Plan or asserting any claims against any administrator, fiduciary or sponsor thereof.  Except as, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect, there are no pending or, to the knowledge of the Company, threatened investigations by any Governmental Entity involving any Employee Benefit Plans.

(h)           Except as set forth on Schedule 3.13(h) to the Company Disclosure Schedule, all Employee Benefit Plans have been established, maintained and administered in accordance with their terms and with all provisions of applicable Laws, including ERISA and the Code, except for instances of noncompliance where neither the costs to comply nor the failure to comply, individually or in the aggregate, have had or would reasonably be expected to have a Company Material Adverse Effect.  All contributions or premiums required to be made with respect to an Employee Benefit Plan, whether by law or pursuant to the terms of the plan or any contract that funds the benefits due thereunder, have been made when due.  With respect to any Employee Benefit Plan the liabilities of which have been disclosed on the Company’s financial statements as included in the Company SEC Reports filed prior to the date of this Agreement, no event has occurred since the date of such disclosure that has resulted in a material increase in such liabilities.

(i)           Except as set forth on Schedule 3.13(i) to the Company Disclosure Schedule, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby (either alone or in conjunction with any other event) will:  (i) increase any benefits otherwise payable under any Employee Benefit Plan; (ii) result in any acceleration of the time of payment or vesting of any such benefits; (iii) limit or prohibit the ability to amend or terminate any Employee Benefit Plan; (iv) require the funding of any trust or other funding vehicle; or (v) renew or extend the
.

term of any agreement in respect of compensation for an employee of the Company or any of its Subsidiaries that would create any liability to the Company, any of its Subsidiaries, Parent or the Surviving Corporation or their respective Affiliates after consummation of the Merger.

(j)           Except as set forth in Schedule 3.13(j)-1 of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries is a party to a Contract (including this Agreement) that under any circumstances could obligate it to make payments (either before or after the Closing Date) that will not be deductible because of Section 162(m) or Section 280G of the Code.  Schedule 3.13(j)-2 to the Company Disclosure Schedule sets forth each Employee Benefit Plan that provides for a payment upon a change in control and/or any subsequent employment termination (including any agreement that provides for the cash-out or acceleration of options or restricted stock and any “gross-up” payments with respect to any of the foregoing), but excluding severance plans that are generally applicable to employees of the Company and its Subsidiaries

(k)           Except as set forth on Schedule 3.13(k) to the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries has provided written communications to any group of its current or former employees or any of its directors of any intention or commitment to establish or implement any additional material Employee Benefit Plan or other employee benefit arrangement or to amend or modify, in any material respect, any existing Employee Benefit Plan.

(l)           There are no Employee Benefit Plans that are subject to the Law of any jurisdiction other than the United States.

(m)           Each “nonqualified deferred compensation plan” (as defined in Section 409A(d)(1) of the Code) of the Company has been operated since December 31, 2006 in reasonable good faith compliance with Section 409A of the Code, IRS Notice 2005-1 and the Proposed or Final Treasury Regulations, as applicable, promulgated under Section 409A of the Code.

Section 3.14         Labor Matters.

(a)           Except as set forth in Schedule 3.14(a) to the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries is party to, or bound by, any labor agreement, collective bargaining agreement, work rules or practices, or any other labor-related Contract with any labor union, labor organization or works council.  Except as set forth in Schedule 3.14(a) to the Company Disclosure Schedule, there are no labor agreements, collective bargaining agreements, work rules or any other labor-related Contracts that pertain to any of the employees of the Company or any of its Subsidiaries.

(b)           No labor union, labor organization, works council or group of employees of the Company or any of its Subsidiaries has made a pending demand for recognition or certification, and there are no representation or certification proceedings or petitions seeking a representation proceeding pending or, to the knowledge of the Company, threatened to be brought or filed with the National Labor Relations Board or any other Governmental Entity.  To the knowledge of the Company, there are no material organizational attempts relating to labor unions, labor organizations or works councils occurring with respect to any employees of the Company or any of its Subsidiaries.

(c)           Except as, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect:  (i) there are no unfair labor practice charges or complaints against the Company or any of its Subsidiaries pending or, to the knowledge of the Company, threatened before the National Labor Relations Board or any other Governmental Entity; (ii) there are no labor strikes, slowdowns, stoppages, walkouts, lockouts or disputes pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries; (iii) there are no pending or, to the knowledge of the Company, threatened grievances beyond level 2 or arbitration proceedings against the Company or any of its Subsidiaries arising out of or under any labor agreement, collective bargaining agreement, work rules or practices, or any other labor-related Contract with any labor union, labor organization or works council; and (iv) the Company and its Subsidiaries have complied with all hiring and employment obligations under the Office of Federal Contract Compliance Programs rules and regulations.

Section 3.15         Certain Contracts.

(a)           Except as set forth on Schedule 3.15(a) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries is a party to or bound by any contract as of the date of this Agreement that:

(i)           is a loan or credit agreement, indenture, note, debenture, mortgage, pledge, security agreement, capital lease or guarantee;

(ii)           involves or would reasonably be expected to involve aggregate annual payments by the Company and/or its Subsidiaries in excess of $100,000 as of the date of this Agreement or payments to the Company and/or its Subsidiaries in excess of $100,000 as of the date of this Agreement (excluding purchase orders and other supplier or customer contracts received and accepted by the Company and/or its Subsidiaries in the ordinary course of business);

(iii)           is with a Major Supplier or a Major Customer;

(iv)           is required to be filed with the SEC under Item 601 of Regulation S-K of the Exchange Act and has not been so filed;

(v)           by its terms restricts the conduct of any line of business by the Company or any of its Subsidiaries or, after the Effective Time, would by its terms materially restrict the conduct of any line of business by Parent or any of its Subsidiaries;

(vi)           provides for or otherwise relate to a joint venture, partnership, strategic alliance or similar arrangement; or

(vii)           is an option, forward purchase, hedge or similar Contract.

The Company has made available to Parent a true and complete copy each Contract listed on Schedule 3.15(a) of the Company Disclosure Schedule.

(b)           With such exceptions as are set forth on Schedule 3.15(b) to the Company Disclosure Schedule or as, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect:  (i) each Contract to which the Company or any of its Subsidiaries is a party is in full force and effect and is valid and binding on and enforceable against the Company and/or its Subsidiaries, as applicable, in accordance with its terms and, to the knowledge of the Company, on and against the other parties thereto; (ii) neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any other party to any such Contract, is in breach thereof, or default thereunder, and no event has occurred that, with the giving of notice or the lapse of time or both, would constitute a breach thereof, or default thereunder; and (iii) each of the Company and its Subsidiaries and, to the knowledge of the Company, the other Person or Persons thereto has performed all of its obligations required to be performed by it under each Contract to which the Company or any of its Subsidiaries is a party.

Section 3.16         Properties and Assets.  Each of the Company and its Subsidiaries has good and marketable title to or valid leasehold or license interests in the properties and assets that are material to its business, free and clear of all Liens, except those Liens for Taxes not yet due and payable and such other Liens or minor imperfections of title, if any, that do not materially detract from the value or interfere with the present use of the affected property or asset as it is currently being used.  Such properties and assets, together with all properties and assets held by the Company and its Subsidiaries under leases or licenses, include all tangible and intangible property, assets, Contracts and rights necessary or required for the operation of the business of the Company and its Subsidiaries as presently conducted.  With such exceptions as, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect, the tangible personal property of the Company and its Subsidiaries is in good working condition and repair, reasonable wear and tear and loss due to normal operations excepted.

Section 3.17         Insurance.  All material insurance policies maintained by the Company or any of its Subsidiaries, including policies with respect to fire, casualty, general liability, business interruption and product liability, are with reputable insurance carriers, provide adequate coverage for all normal risks incident to the respective businesses, properties and assets of the Company and its Subsidiaries, except for failures to maintain such insurance policies that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect.  The Company and each of its Subsidiaries have made all payments required to maintain such policies in full force and effect.  Neither the Company nor any of its Subsidiaries has received written notice of default under any such policy or written notice of any pending or threatened termination or cancellation, coverage limitation or reduction with respect to any such policy.  The aggregate annual premiums that the Company is paying with respect to the Company’s directors and officers insurance policy for the current policy period that includes the date of this Agreement is set forth in Schedule 3.17 to the Company Disclosure Schedule.

Section 3.18         Suppliers and Customers.  Schedule 3.18-1 to the Company Disclosure Schedule lists the top 20 suppliers (by volume of purchases from such suppliers) of the Company and its Subsidiaries for the fiscal year ended December 31, 2008 (the “Major Suppliers”).  Schedule 3.18-2 to the Company Disclosure Schedule lists the top 20 customers (by volume of sales to such customers) of the Company and its Subsidiaries for the fiscal year ended December 31, 2008 (the “Major Customers”).  Neither the Company nor any of its Subsidiaries has received any written or, to the knowledge of the Company, oral notice from any of the suppliers on Schedule 3.18-1 to the Company Disclosure Schedule or the customers on Schedule 3.18-2 to the Company Disclosure Schedule to the effect that any such supplier or customer will stop, materially and adversely decrease the rate of, or materially change the terms (whether related to payment, price or otherwise) with respect to, supplying materials, products or services to, or purchasing products from, the Company and its Subsidiaries.

Section 3.19         Affiliate Transactions.  Except as set forth in the Company SEC Reports or on Schedule 3.19 to the Company Disclosure Schedule, there are no transactions, agreements, arrangements or understandings between the Company or any of its Subsidiaries, on the one hand, and any Affiliate of the Company (other than its Subsidiaries), on the other hand, of the type that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act.

Section 3.20         Opinion of Financial Advisor.  The Company has received an opinion of Lincoln International, LLC (“Lincoln International”), dated the date of this Agreement, to the effect that, as of the date of this Agreement, the Merger Consideration is fair, from a financial point of view, to the holders of shares of Company Common Stock.  A copy of such opinion has been delivered to Parent prior to execution and delivery of this Agreement by the Company.  Lincoln International has authorized the Company to include such written opinion in its entirety in the Proxy Statement.

Section 3.21         No Brokers or Finders.  With the exception of the engagement of Lincoln International by the Company, none of the Company and its Subsidiaries has any liability or obligation to pay any fees or commissions to any financial advisor, broker, finder or agent with respect to the transactions contemplated hereby.  The Company has prior to the date of this Agreement provided Parent with a correct and complete copy of any engagement letter or other Contract between the Company and Lincoln International relating to the Merger and the other transactions contemplated hereby.

Section 3.22         Other Advisors.  Other than the engagement letter or other Contract with Lincoln International referred to in Section 3.21 (as to which no representation is made in this Section 3.22), each engagement letter or other Contract between the Company or one of its Subsidiaries, on the one hand, and each of its legal, accounting or other advisors, on the other hand, in connection with the transactions contemplated by this Agreement entitles the legal, accounting or other advisor party thereto to receive compensation only at its usual hourly rates, without any premium, bonus, or similar payment, in connection with the transactions contemplated by this Agreement.

Section 3.23         State Takeover Laws.  The Company and the Board of Directors of the Company have taken all action required to be taken by them to exempt this Agreement, Merger, the Voting Agreements and the transactions contemplated hereby and thereby from the requirements of any “moratorium”, “control share”, “fair price”, “affiliate transaction”,  “business combination” or other antitakeover laws and regulations of any state, including, without limitation, the provisions of Chapter 110F of the Massachusetts General Laws, as amended, to the extent, if any, such chapter is applicable to the transactions contemplated hereby.

Section 3.24         No Other Representations or Warranties.

(a)           Except for the representations and warranties made by the Company in this Article III, neither the Company nor any other Person makes any express or implied representation or warranty with respect to the Company or its Subsidiaries or their respective businesses, results of operations, properties, financial condition, assets or liabilities, and the Company hereby disclaims any such other representations or warranties.  In particular, without limiting the foregoing disclaimer, neither the Company nor any other Person makes or has made any representation or warranty to Parent or any of its Affiliates or Representatives with respect to (i) any financial projection, forecast, estimate, budget or prospect information relating to the Company, its Subsidiaries or their respective businesses or (ii) except for the representations and warranties made by the Company in this Article III, any oral or written information presented to Parent or any of its Affiliates or Representatives in the course of their due diligence investigation of the Company, the negotiation of this Agreement or in the course of the transactions contemplated hereby.

(b)           Notwithstanding anything contained in this Agreement to the contrary, the Company acknowledges and agrees that none of Parent, Merger Sub or any other Person has made or is making any representations or warranties relating to Parent whatsoever, express or implied, beyond those expressly given by Parent and Merger Sub in Article IV hereof, including any implied representation or warranty as to the accuracy or completeness of any information regarding Parent furnished or made available to the Company or its Representatives.  Without limiting the generality of the foregoing, the Company acknowledges that no representations or warranties are made with respect to any financial projections, forecasts, estimates, budgets or prospect information that may have been made available to the Company or any of its Representatives.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Parent and Merger Sub jointly and severally represent and warrant to the Company as follows:

Section 4.1           Organization and Qualification.  Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation and has full corporate power and authority to own, operate and lease the properties owned or used by it and to carry on its business as and where such is now being conducted, except where the failure to be in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect.  Each of Parent and Merger Sub is duly licensed or qualified to do business as a foreign corporation, and is in good standing, in each jurisdiction wherein the character of the properties owned or leased by it, or the nature of its business, makes such licensing or qualification necessary, except where the failure to be in good standing and so licensed or qualified, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect.

Section 4.2            Capitalization.  As of May 1, 2009 (the “Parent Capitalization Date”), the authorized capital stock of the Parent consisted entirely of 100,000,000 shares of Parent Common Stock and 25,000 shares of preferred stock, par value $0.01 per share, of which 54,606,238 shares of Parent Common Stock were issued and outstanding and none were held in the treasury of Parent.  All issued and outstanding shares of capital stock of Parent are validly issued, fully paid and nonassessable.  As of the Parent Capitalization Date, there were outstanding (x) options to acquire shares of Parent Common Stock from Parent representing in the aggregate the right to acquire 2,875,225 shares of Parent Common Stock, (y) awards of restricted shares of Parent Common Stock from Parent relating to in the aggregate 50,000 shares of Parent Common Stock under the Parent Stock Plans and (z) awards of restricted share units relating to in the aggregate 2,032,130 shares of Parent Common Stock under the Parent Stock Plans.  Except as set forth above, no shares of capital stock or other voting securities of

Parent have been issued or reserved for issuance or are outstanding, other than the shares of Parent Common Stock reserved for issuance under the Parent Stock Plans.  Except as set forth above and for the shares to be issued as Stock Merger Consideration, there are no options, warrants, rights, convertible or exchangeable securities, “phantom” stock rights, stock appreciation rights, stock-based performance units, commitments, Contracts, arrangements or undertakings of any kind to which Parent is a party or by which Parent is bound: (A) obligating Parent to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity interests in, or any security convertible or exercisable for or exchangeable into any capital stock of or other equity interest in Parent; (B) obligating Parent to issue, grant, extend or enter into any such option, warrant, call, right, security, unit, commitment, Contract, arrangement or undertaking; or (C) giving any Person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights accruing to holders of capital stock of Parent.  All shares of Parent Common Stock issuable in connection with the Merger, when issued in accordance with the terms and conditions of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provisions of the Colorado Business Corporation Act.

Section 4.3           Authorization.  Each of Parent and Merger Sub has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent and Merger Sub, and no other corporate proceedings on the part of Parent, Merger Sub or their respective shareholders are necessary to authorize this Agreement and to consummate the transactions contemplated hereby.  This Agreement has been duly executed and delivered by Parent and Merger Sub and constitutes a valid and legally binding obligation of Parent and Merger Sub enforceable against Parent and Merger Sub in accordance with its terms, subject (as to enforceability) to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

Section 4.4           No Violation.

(a)           The execution and delivery of this Agreement by Parent and Merger Sub do not, and the consummation by Parent and Merger Sub of the Merger and the other transactions contemplated hereby (including, without limitation, the issuance in accordance with this Agreement of the shares of Parent Common Stock contemplated hereby) will not, conflict with, or result in any violation of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result by its terms in the, termination, amendment, cancellation or acceleration of any obligation under, or to increased, additional, accelerated or guaranteed rights or entitlements of any Person under, or create any obligation to make a payment to any other Person under, or result in the creation of a Lien on, or the loss of, any assets of Parent or any of its Subsidiaries pursuant to:  (i) any provision of the articles of incorporation, bylaws or similar organizational document of Parent or any of its Subsidiaries; or (ii) any Contract to which Parent or any of its Subsidiaries is a party or by which any of their respective properties or assets is bound or any Order or Law applicable to Parent or any of its Subsidiaries or their respective properties or assets, except, in the case of this clause (ii), as:  (A) individually or in the aggregate has not had and would not reasonably be expected to have a Parent Material Adverse Effect; (B) would not prevent or materially delay the consummation of the transactions contemplated hereby; or (C) set forth on Schedule 4.4(b) of the Parent Disclosure Schedule.

(b)           Except as required under any state securities law or “Blue Sky” laws or as set forth on Schedule 4.4(b) of the Parent Disclosure Schedule, no consent, approval, Order or authorization of, or registration, declaration or filing with, any Governmental Entity or any other Person (including, without limitation, any labor union, labor organization, works council or group of employees of Parent or any of its Subsidiaries) is required to be obtained or made by or with respect to Parent or any of its Subsidiaries in connection with the execution and delivery of this Agreement by Parent or the consummation by Parent and Merger Sub of the Merger and the other transactions contemplated hereby, except for the Necessary Consents and with such other exceptions as individually or in the aggregate have not had and would not be reasonably expected to have a Parent Material Adverse Effect.

Section 4.5           Filings with the SEC; Financial Statements.

(a)           Parent has filed all required registration statements, prospectuses, reports, forms and other documents (if any) required to be filed by it with the SEC since December 31, 2005 (collectively, including all exhibits thereto, the “Parent SEC Reports”).  None of the Parent SEC Reports, as of their respective dates (and, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  All of the Parent SEC Reports, as of their respective dates (and as of the date of any amendment to the respective Parent SEC Report), complied as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act.

(b)           Each of the financial statements (including the related notes and schedules thereto) of Parent included in the Parent SEC Reports, as of their respective dates (and as of the date of any amendment to the respective Parent SEC Report), complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods and the dates involved (except as may be indicated in the notes thereto) and fairly present, in all material respects, the consolidated financial position and consolidated results of operations and cash flows of Parent and its consolidated Subsidiaries as of the respective dates or for the respective periods set forth therein, subject, in the case of the unaudited interim financial statements, to the absence of notes and normal year-end adjustments that have not been and are not expected to be material in amount.

(c)           Each of the principal executive officer and the principal financial officer of Parent (or each former principal executive officer and former principal financial officer of Parent, as applicable) has made all certifications required under Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 with respect to the Parent SEC Reports, and Parent has made available to the Company a summary of any disclosure made by Parent’s management to Parent’s auditors and the audit committee of Parent’s Board of Directors referred to in such certifications.  (For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings ascribed to such terms in the Sarbanes-Oxley Act of 2002.)

(d)           Parent maintains a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) sufficient to provide reasonable assurance to Parent and its Board of Directors (i) that Parent maintains records that in reasonable detail accurately and fairly reflect their respective transactions and dispositions of assets, (ii) that transactions of Parent and its Subsidiaries are recorded as necessary to permit preparation of financial statements in conformity with GAAP, (iii) that receipts and expenditures of Parent and its Subsidiaries are executed only in accordance with authorizations of management and the Board of Directors of Parent and (iv) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of Parent’s assets that could have a material effect on Parent’s financial statements.  Parent has evaluated the effectiveness of Parent’s internal control over financial reporting and, to the extent required by applicable Law, presented in any applicable Parent SEC Report that is a report on Form 10-K or Form 10-Q or any amendment thereto its conclusions about the effectiveness of the internal control over financial reporting as of the end of the period covered by such report or amendment based on such evaluation.  To the extent required by applicable Law, Parent has disclosed, in any applicable Parent SEC Report that is a report on Form 10-K or Form 10-Q or any amendment thereto, any change in Parent’s internal control over financial reporting that occurred during the period covered by such report or amendment that has materially affected, or is reasonably likely to materially affect, Parent’s internal control over financial reporting.  Parent has disclosed, based on the most recent evaluation of internal control over financial reporting, to Parent’s auditors and the audit committee of Parent’s Board of Directors (A) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect Parent’s ability to record, process, summarize and report financial information and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in Parent’s internal control over financial reporting.

(e)           Parent has designed disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) to ensure that material information relating to Parent, including its consolidated Subsidiaries, is made known to its principal executive officer and principal financial officer.  Parent has evaluated the effectiveness of Parent’s disclosure controls and procedures and, to the extent required by applicable Law, presented in any applicable Parent SEC Report that is a report on Form 10-K or Form 10-Q or any amendment thereto its conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by such report or amendment based on such evaluation.

Section 4.6           Absence of Certain Changes.  Except as disclosed in the Parent SEC Reports filed prior to the date of this Agreement, since December 31, 2008:

(a)           Parent and its Subsidiaries have conducted their respective businesses only in the ordinary course of business consistent with past practice;

(b)           there has not been any change, event, development, condition, occurrence or combination of changes, events, developments, conditions or occurrences that, individually or in the aggregate, has had or would reasonably be expected to have a Parent Material Adverse Effect; and

(c)           neither Parent nor any of its Subsidiaries has increased the compensation or benefits of, or granted or paid any benefits to, any director or officer, or taken any similar action, except, in the case of this clause (c):  (i) to the extent required under the terms of any agreements, trusts, plans, funds or other arrangements disclosed in the Parent SEC Reports filed prior to the date of this Agreement; (ii) to the extent required by applicable Law; or (iii) for increases (other than in equity-based compensation) in the ordinary course of business consistent with past practice.

Section 4.7           Litigation; Orders.  Except as disclosed in the Parent SEC Reports filed prior to the date of this Agreement, there is no claim, action, suit, arbitration, proceeding, investigation or inquiry, whether civil, criminal or administrative, pending or, to the knowledge of Parent, threatened against Parent or any of its Subsidiaries or any of their respective officers or directors (in such capacity) or any of their respective businesses or assets, at law or in equity, before or by any Governmental Entity or arbitrator, except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect or to prevent or materially delay the consummation of the transactions contemplated hereby.  Except as disclosed in the Parent SEC Reports filed prior to the date of this Agreement, none of Parent, any of its Subsidiaries or any of their respective businesses or assets is subject to any Order of any Governmental Entity that, individually or in the aggregate, has had or would reasonably be expected to have a Parent Material Adverse Effect.

Section 4.8           Available Funds.  Parent and Merger Sub will as of the Effective Time have available to them, all funds necessary to consummate the Merger and the other transactions contemplated hereby and to pay all associated fees, costs and expenses.

Section 4.9           No Brokers or Finders.  Except as set forth on Schedule 4.9 to the Parent Disclosure Schedule, neither Parent nor Merger Sub has any liability or obligation to pay any fees or commissions to any financial advisor, broker, finder or agent with respect to the transactions contemplated hereby.

Section 4.10         No Prior Activities.  Except for obligations or liabilities incurred in connection with its incorporation or organization or the negotiation and consummation of this Agreement and the transactions contemplated hereby (including any financing), Merger Sub has not incurred any obligations or liabilities, and has not engaged in any business or activities of any type or kind whatsoever, or entered into any agreements or arrangements with any Person or entity.  As of the Effective Time, Merger Sub’s common stock will be the only class or series of its capital stock that is issued and outstanding.  All of such stock shall be owned directly by Parent.

Section 4.11         Tax Matters.  To the knowledge of Parent and Merger Sub, after consulting with tax advisors, neither Parent nor Merger Sub nor any of their Affiliates have taken or agreed to take any action which would prevent the Merger from constituting a transaction qualifying as a reorganization under Section 368(a) of the Code.

Section 4.12         No Other Representations or Warranties.

(a)           Except for the representations and warranties made by Parent and Merger Sub in this Article IV, none of Parent, Merger Sub or any other Person makes any express or implied representation or warranty with respect to Parent, Merger Sub or their subsidiaries or their respective businesses, results of operations, properties, financial condition, assets or liabilities, and Parent and Merger Sub hereby disclaim any such other representations or warranties.  In particular, without limiting the foregoing disclaimer, none of Parent, Merger Sub or any other Person makes or has made any representation or warranty to the Company or any of its Affiliates or Representatives with respect to (i) any financial projection, forecast, estimate, budget or prospect information relating to Parent, Merger Sub, their Subsidiaries or their respective businesses or (ii) except for the representations and warranties made by Parent and Merger Sub in this Article IV, any oral or written information presented to the Company or any of its Affiliates or Representatives in the course of their due diligence investigation of Parent, the negotiation of this Agreement or in the course of the transactions contemplated hereby.

(b)           Notwithstanding anything contained in this Agreement to the contrary, the Parent acknowledges and agrees that neither the Company nor any other Person has made or is making any representations or warranties relating to the Company and its Subsidiaries whatsoever, express or implied, beyond those expressly given by the Company in Article III hereof, including any implied representation or warranty as to the accuracy or completeness of any information regarding the Company furnished or made available to Parent or its Representatives.  Without limiting the generality of the foregoing, Parent acknowledges that no representations or warranties are made with respect to any financial projections, forecasts, estimates, budgets or prospect information that may have been made available to Parent or any of its Representatives.

ARTICLE V
COVENANTS

Section 5.1           Conduct of Business.

(a)           Covenants of the Company.  During the period commencing on the date of this Agreement and continuing until the Effective Time, except as specifically contemplated or permitted by this Agreement or Schedule 5.1(a) to the Company Disclosure Schedule or as otherwise approved in advance by Parent in writing (which consent, in the case of clause (xiii), shall not be unreasonably withheld, conditioned or delayed):

(i)           Ordinary Course.  The Company shall, and shall cause each of its Subsidiaries to, conduct its respective business in, and not take any action except in, the ordinary and usual course of business consistent with past practice.  The Company shall, and shall cause each of its Subsidiaries to, use their respective commercially reasonable efforts to preserve intact the business organization of the Company and its Subsidiaries, to keep available the services of their respective present officers and key employees and to preserve the goodwill of those having business relationships with the Company and its Subsidiaries.

(ii)           Governing Documents.  The Company shall not, and shall not permit any of its Subsidiaries to, make any change or amendment to their respective articles of organization, bylaws or similar organizational documents.

(iii)           Dividends.  The Company shall not, and shall not permit any of its Subsidiaries to, declare, set aside, pay or make any dividend or other distribution or payment (whether in cash, stock or other property) with respect to any shares of the capital stock or any other voting securities of any of them, other than dividends and distributions by (A) a direct or indirect wholly owned Subsidiary of the Company to its parent, provided that such Subsidiary and its parent are both domestic corporations as defined in Section 7701(a)(3) and (4) of the Code, or (B) a Subsidiary that is partially owned by the Company or any of its Subsidiaries, provided that the Company or any such Subsidiary receives or will receive its proportionate share thereof and provided further that such Subsidiary and its parent are both domestic corporations as defined in Section 7701(a)(3) and (4) of the Code.

(iv)           Changes in Share Capital.  The Company shall not, and shall not permit any of its Subsidiaries to, purchase or redeem any shares of the capital stock or any other securities of any of them or any rights, warrants or options to acquire any such shares or other securities, or adjust, split, combine or reclassify any of the capital stock or any other securities of any of them or make any other changes in any of their capital structures (except pursuant to the exercise of Company Stock Options, the forfeiture of Company Restricted Stock or the settlement of Company Restricted Stock Units in each case outstanding on the date of this Agreement or pursuant to the surrender of shares of Company Common Stock to the Company or withholding of shares of Company Common Stock by the Company to cover withholding obligations).

(v)           Employee Benefit Plans.  The Company shall not, and shall not permit any of its Subsidiaries to, (A) amend any provision of any Employee Benefit Plan, (B) adopt or enter into any arrangement that would be an Employee Benefit Plan or (C) increase the compensation or benefits of, or grant or pay any benefits to, any director, officer or employee, or take any similar action, except, in the case of this clause (C), (1) to the extent required under the terms of any agreements, trusts, plans, funds or other arrangements existing as of the date of this Agreement or (2) to the extent required by applicable Law.

(vi)           Issuance of Securities.  Except for the issuance of Company Common Stock upon the exercise of Company Stock Options or the settlement of Company Restricted Stock Units outstanding on the date of this Agreement in accordance with their current terms, the Company shall not, and shall not permit any of its Subsidiaries to:  (A) grant, issue or sell any shares of capital stock or any other securities, including Company Voting Debt, or any benefit of ownership of any of them; (B) issue any securities convertible into or exchangeable for, or options, warrants to purchase, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or enter into any Contract with respect to the issuance of, any shares of capital stock or any other securities, including Company Voting Debt, of any of them; (C) take any action to accelerate the vesting of any Company Stock Options, Company Restricted Stock Units or Company Restricted Shares; or (D) take any action under the terms of the Company Stock Plans, Employee Benefit Plans or otherwise with respect to Company Stock Options, Company Restricted Stock Units or Company Restricted Shares that is inconsistent with the treatment contemplated by Section 1.9.

(vii)           Indebtedness.  The Company shall not, and shall not permit any of its Subsidiaries to:  (A) assume any indebtedness or enter into any capitalized lease obligation or incur any indebtedness for borrowed money; or (B) except in the ordinary course of business consistent with past practice, make any loans, advances or capital contributions to, or investments in, any other Person.  The Company shall not, and shall not permit any of its Subsidiaries to, enter into any new credit agreements or enter into any amendments or modifications of any existing credit agreements.

(viii)          No Acquisitions.  The Company shall not, and shall not permit any of its Subsidiaries to, acquire:  (A) by merging or consolidating with, or by purchasing a substantial portion of the stock or assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof; or (B) any assets, except for purchases of inventory items or supplies in the ordinary course of business consistent with past practice and capital expenditures in compliance with Section 5.1(a)(xii).

(ix)           No Dispositions.  The Company shall not, and shall not permit any of its Subsidiaries to, lease, mortgage or otherwise encumber, or sell, transfer or otherwise dispose of, any of its properties or assets (including capital stock of Subsidiaries of the Company), except for any such dispositions in the ordinary course of business consistent with past practice.

(x)           Taxes.  The Company shall not, and shall not permit any of its Subsidiaries to, unless required by applicable Law or GAAP:  (A) make any Tax election which results in a material change in a Tax liability or Tax refund, waive any restriction on any assessment period relating to a material amount of Taxes or settle or compromise any material amount of income Tax or other material Tax liability or refund; or (B) change any material aspect of the Company’s or any of its Subsidiaries’ method of accounting for Tax purposes.

(xi)           Discharge of Liabilities.  The Company shall not, and shall not permit any of its Subsidiaries to:  (A) pay, discharge or satisfy any material claims, liabilities or obligations (absolute, accrued, asserted, unasserted, contingent or otherwise) except in the ordinary course of business consistent with past practice or in accordance with their terms as in existence on the date of this Agreement; or (B) settle any (1) material claim except in the ordinary course of business consistent with past practice or (2) action, proceeding or investigation except, with respect to actions, proceedings and investigations that are not, individually or in the aggregate, material, in the ordinary course of business consistent with past practice.

(xii)           Capital Expenditures.  The Company shall not, and shall not permit any of its Subsidiaries to, make or commit to make any capital expenditures in respect of any capital expenditure project other than (A) those capital expenditures that are set forth in the capital expenditure budget provided to Parent by the Company prior to the date of this Agreement and (B) capital expenditures not exceeding $100,000 in the aggregate.

(xiii)          Company Contracts.  The Company shall not, and shall not permit any of its Subsidiaries to, enter into or terminate any Company Contract, or make any amendment to:  (A) any Company Contract, other than renewals of Contracts without changes in terms that are materially adverse to the Company and/or its Subsidiaries; (B) any Contract (other than a Contract with a customer or supplier) providing for aggregate payments to or by the Company or any of its Subsidiaries in excess of $150,000 per Contract or $500,000 for all such Contracts; (C) any Contract with a customer, other than a Contract with a customer in the ordinary course of business consistent with past practice providing for aggregate payments to the Company or any of its Subsidiaries of $500,000 or less per year; or (D) any Contract with a supplier, other than purchase orders in the ordinary course of business consistent with past practice or any other Contract with a supplier providing for aggregate payments by the Company or any of its Subsidiaries of $500,000 or less per year.

(xiv)           Insurance.  The Company shall use commercially reasonable efforts, and shall cause its Subsidiaries to use commercially reasonable efforts, not to permit any material insurance policy or arrangement naming or providing for the Company or any of its Subsidiaries as a beneficiary or a loss payee to be canceled or terminated (unless such policy or arrangement is canceled or terminated in the ordinary course of business consistent with past practice and concurrently replaced with a policy or arrangement with substantially similar coverage) or materially impaired.

(xv)            Accounting Methods.  The Company shall not, and shall not permit any of its Subsidiaries to, implement or adopt any change in its material accounting principles, practices or methods except to the extent required by GAAP or the rules or policies of the Public Company Accounting Oversight Board.

(xvi)           Testing and Sampling.  Except as required by Law, the Company shall not, and shall not permit any of its Subsidiaries to, conduct or cause to be conducted any testing or sampling of soil, groundwater, or other environmental media at, on, or under any real property currently or formerly owned, leased, occupied or operated by the Company or any of its Subsidiaries.

(xvii)          No Related Actions.  The Company shall not, and shall not permit any of its Subsidiaries to, authorize or enter into any agreement, commitment or arrangement to do any of the foregoing.

(b)           Covenants of the Parent.  During the period commencing on the date of this Agreement and continuing until the Effective Time, except as specifically contemplated or permitted by this Agreement or as otherwise approved in advance by the Company in writing, Parent shall not declare, set aside, pay or make any dividend or other distribution or payment (whether in cash, stock or other property) with respect to any shares of the capital stock or any other of its voting securities.

Section 5.2           Registration Statement/Proxy Statement.

(a)           The parties shall, in accordance with an allocation of work as determined by Parent and the Company, jointly prepare and file with the SEC as promptly as practicable (but in no event more than 30 days after the date hereof) a registration statement on Form S-4 or other applicable form (the “Registration Statement”) to be filed by Parent with the SEC in connection with the issuance of Parent Common Stock in the Merger as soon as reasonably possible (including the proxy statement and prospectus and other proxy solicitation materials of the Company constituting a part thereof (the “Proxy Statement”) and all related documents).  The parties agree to cooperate in the preparation of the Registration Statement and the Proxy Statement.  Each of Parent, Merger Sub and the Company agrees to use all reasonable best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as reasonably practicable after filing thereof, and the Company shall thereafter mail or deliver the Proxy Statement to its shareholders.  Parent also agrees to use all reasonable best efforts to obtain all necessary state securities law or “Blue Sky” permits and approvals required to carry out the transactions contemplated by this Agreement.  Each of Parent and the Company agrees to furnish all information concerning it, its Subsidiaries, officers, directors and shareholders as may be reasonably requested in connection with the foregoing.

(b)           Each of Parent and the Company agrees (i) as to itself and its Subsidiaries, that none of the information supplied or to be supplied by it for inclusion or incorporation by reference in (A) the Registration Statement will, at the time the Registration Statement and each amendment or supplement thereto, if any, becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (B) the Proxy Statement and any amendment or supplement thereto will, at the date of mailing to shareholders and at the time of the Company Shareholders Meeting contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which such statement was made, not misleading and (ii) that the Registration Statement and Proxy Statement shall comply with all applicable laws as they relate to Parent, Merger Sub and the Company.  Each of Parent and the Company further agrees that, if it shall become aware prior to the Effective Date of any information furnished by it that would cause any of the statements in the Proxy Statement or the Registration Statement to be false or misleading with respect to any material fact, or to omit to state any material fact necessary to make the statements therein not false or misleading, to promptly inform the other party thereof and to take the necessary steps to correct the Proxy Statement or the Registration Statement.

Parent agrees to advise the Company, promptly after Parent receives notice thereof, of the time when the Registration Statement has become effective or any supplement or amendment has been filed, of the issuance of any stop order or the suspension of the qualification of Parent Common Stock for offering or sale in any jurisdiction, of the initiation or threat of any proceeding for any such purpose, or of any request by the SEC for the amendment or supplement of the Registration Statement or for additional information.

Section 5.3           Company Shareholders Meeting.  The Company shall, as soon as reasonably practicable, duly take all lawful action to call, give written notice of, convene and hold a meeting of its shareholders (the “Company Shareholders Meeting”) for the purpose of obtaining the Company Requisite Shareholder Vote with respect to the transactions contemplated hereby and shall take all lawful action to solicit the approval of this Agreement by the Company Requisite Shareholder Vote.  The Board of Directors of the Company shall recommend approval of this Agreement by the shareholders of the Company to the effect set forth in Section 3.6 (the “Company Recommendation”), and the Board of Directors of the Company shall not withdraw, modify or qualify (or propose to withdraw, modify or qualify or publicly announce that it is considering withdrawing, modifying or qualifying) in any manner adverse to Parent such recommendation or take any action or make any statement in connection with the Company Shareholders Meeting inconsistent with such recommendation, including a recommendation by the Company’s Board of Directors of an Acquisition Proposal (collectively, a “Change in the Company Recommendation”); provided, however, that the Board of Directors of the Company may make a Change in the Company Recommendation in accordance with, and subject to the limitations set forth in, Section 5.6.  The Company shall adjourn the Company Shareholders Meeting (x) from time to time at the written request of Parent for up to 10 days upon each such request in the event there shall not be a quorum at the Company Shareholders Meeting and (y) on one occasion at the written request of Parent for up to 10 days in the event Parent reasonably believes based on information from the Company and its proxy solicitor that less than a majority of the shares of Company Common Stock entitled to vote on the Merger intend to or have voted “against”, and less than a majority of such shares intend to or have voted “for”, approval of this Agreement and the Company, after consultation with Parent, may adjourn or postpone the Company Shareholders Meeting to the extent necessary to ensure that any required supplement or amendment to the Proxy Statement/Prospectus is provided to the Company’s shareholders.

Section 5.4           Access and Information.

(a)           Prior to the Effective Time, the Company shall, and shall cause its Subsidiaries to, upon reasonable notice, afford Parent and its counsel, accountants, consultants and other authorized representatives reasonable access, during normal business hours, to the employees, properties, books and records of the Company and its Subsidiaries; provided, however, that such access shall not unreasonably interfere with the business or operations of the Company and its Subsidiaries and shall not affect the representations and warranties made by the Company in this Agreement.  Without limitation of the foregoing, the Company shall cause its officers and employees to (x) furnish such financial and operating data and other information as may be reasonably requested by Parent from time to time and (y) respond to such reasonable inquiries as may be made by Parent from time to time.  Prior to their filing, the Company shall furnish as promptly as practicable to Parent a copy of each registration statement, prospectus, report, form and other document (if any) that will be filed by it or any of its Subsidiaries after the date of this Agreement pursuant to the requirements of federal or state securities Laws, The NASDAQ Global Market or the MBCA.  All of the requirements of this Section 5.4(a) shall be subject to any prohibitions or limitations of applicable law and shall be subject to the Confidentiality Agreement.

(b)           Prior to the Effective Time, Parent shall, and shall cause its Subsidiaries to, upon reasonable notice, afford the Company and its counsel, accountants, consultants and other authorized representatives reasonable access, during normal business hours, to the employees, properties, books and records of Parent and its Subsidiaries; provided, however, that such access shall not unreasonably interfere with the business or operations of Parent and its Subsidiaries and shall not affect the representations and warranties made by Parent in this Agreement.  All of the requirements of this Section 5.4(b) shall be subject to any prohibitions or limitations of applicable law and shall be subject to the Confidentiality Agreement.

(c)           Prior to the Effective Time, the Company shall promptly provide Parent with copies of all monthly and other interim financial statements as the same become available. The Company shall also provide Parent with prompt written notice of any investigations by Governmental Entities, or the institution of material litigation (including all litigation relating to the transactions contemplated

(c)           Prior to the Effective Time, the Company shall promptly provide Parent with copies of all monthly and other interim financial statements as the same become available. The Company shall also provide Parent with prompt written notice of any investigations by Governmental Entities, or the institution of material litigation (including all litigation relating to the transactions contemplated hereby), and the Company shall keep Parent informed of such events.  Parent shall provide the Company with prompt written notice of the institution or, to its knowledge, the threat of litigation relating to the transactions contemplated hereby.

Section 5.5           Reasonable Best Efforts.

(a)           Each of the Company and Parent shall cooperate with and assist the other party, and shall use its reasonable best efforts, to promptly (i) take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Law to consummate the transactions contemplated hereby as soon as practicable, including preparing and filing as promptly as practicable all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents, and (ii) obtain and maintain all approvals, consents, registrations, permits, authorizations and other confirmations required to be obtained from any other Person, including any Governmental Entity, that are necessary, proper or advisable to consummate the Merger and other transactions contemplated hereby in the most expeditious manner practicable, but in any event before the Termination Date.  Except as otherwise expressly contemplated hereby, each of the Company and Parent shall not, and shall cause its Subsidiaries not to, take any action or knowingly omit to take any action within its reasonable control where such action or omission would, or would reasonably be expected to, result in (A) any of the conditions to the Merger set forth in Article VI not being satisfied prior to the Termination Date or (B) a material delay in the satisfaction of such conditions.  Neither Parent nor the Company will directly or indirectly extend any waiting period under Regulatory Laws or enter into any agreement with a Governmental Entity to delay or not to consummate the transactions contemplated by this Agreement except with the prior written consent of the other, which consent shall not be unreasonably withheld in light of closing the transactions contemplated by this Agreement on or before the Termination Date.

(b)           In furtherance and not in limitation of the foregoing, each party hereto shall (i) make appropriate filings under all applicable Regulatory Laws (in the event any such filings are determined to be required) with respect to the transactions contemplated hereby as promptly as practicable after the date of this Agreement, (ii) supply as promptly as practicable any additional information and documentary material that may be requested pursuant to any applicable Regulatory Laws and (iii) take all other actions necessary to cause the expiration or termination of the applicable waiting periods under any applicable Regulatory Laws as soon as practicable.

(c)           In connection with this Section 5.5, the parties hereto shall (i) cooperate in all respects with each other in connection with any filing, submission, investigation or inquiry, (ii) promptly inform the other party of any communication received by such party from, or given by such party to, the Antitrust Division of the Department of Justice (the “DOJ”), the Federal Trade Commission (the “FTC”) or any other Governmental Entity and of any material communication received or given in connection with any proceeding by a private party, in each case, regarding any of the transactions contemplated hereby, (iii) have the right to review in advance, and to the extent practicable each shall consult the other on, any filing made with, or written materials to be submitted to, the DOJ, the FTC or any other Governmental Entity or, in connection with any proceeding by a private party, any other Person, in connection with any of the transactions contemplated hereby, and (iv) consult with each other in advance of any meeting, discussion, telephone call or conference with the DOJ, the FTC or any other Governmental Entity or, in connection with any proceeding by a private party, with any other Person, and to the extent not expressly prohibited by the DOJ, the FTC or any other Governmental Entity or Person, give the other party the opportunity to attend and participate in such meetings and conferences, in each case, regarding any of the transactions contemplated hereby.  The parties hereto may, as each deems advisable and necessary, reasonably designate any competitively sensitive material provided to the other under this Section 5.5 as “Outside Counsel Only”.  Such materials and the information contained therein shall be given only to the outside legal counsel of the recipient and will not be disclosed by such outside counsel to employees, officers or directors of the recipient unless express permission is obtained in advance from the source of the materials (the Company or Parent, as the case may be) or its legal counsel.  Notwithstanding anything to the contrary in this Section 5.5, materials provided to the other party or its counsel may be redacted to remove references concerning the valuation of the Company and its Subsidiaries.  Notwithstanding anything to the contrary contained in this Agreement, nothing in this Agreement will require or obligate Parent or any of its Affiliates to (and in no event shall any representation, warranty or covenant of Parent contained in this Agreement be breached or deemed breached as a result of the failure of Parent to take any of the following actions) (i) agree to or otherwise become subject to any limitations on (A) the right of Parent effectively to control or operate its business (including the business of the Company and its Subsidiaries) or assets (including, except as and to the extent provided in the last parenthetical in clause (ii), the assets of the Company and its Subsidiaries), (B) the right of Parent to consummate the Merger, or (C) the right of Parent to exercise full rights of ownership of its business (including the business of the Company and its Subsidiaries) or assets (including, except as and to the extent provided in the last parenthetical in clause (ii), the assets of the Company and its Subsidiaries), or (ii) agree or be required to sell, license or otherwise dispose of, hold (through the establishment of a trust or otherwise), or divest itself of, or limit its rights in, all or any portion of the business, assets or operations of Parent or any of its Affiliates or the business of the Company and its Subsidiaries or any of the assets of the Company and its Subsidiaries (other than a portion of the business or assets of the Company and its Subsidiaries that is not, in the aggregate, material to the Company and its Subsidiaries, taken as a whole).

Section 5.6           Acquisition Proposals.

(a)           Notwithstanding any other provision of this Agreement to the contrary, during the period beginning on the date of this Agreement and continuing until 11:59 p.m. New York City time on June 4, 2009 (the “No-Shop Period Start Time”), acting under the direction of the Board of Directors of the Company, the Company and its Subsidiaries and their respective officers, directors, employees, consultants, representatives and other agents, including investment bankers, attorneys, accountants and other advisors (collectively, the “Representatives”) shall have the right to: (i) initiate, solicit and encourage, whether publicly or otherwise, Acquisition Proposals, including by way of providing access to non-public information pursuant to one or more confidentiality agreements; provided that the Company shall promptly provide to Parent any material non-public information concerning the Company or its Subsidiaries that is provided to any Person given such access which was not previously provided to Parent; and (ii) enter into and maintain discussions or negotiations with respect to Acquisition Proposals or otherwise cooperate with or assist or participate in, or facilitate any such inquiries, proposals, discussions or negotiations if and so long as the Company satisfies the Acquisition Proposal Obligations.

(b)           From and after the No-Shop Period Start Time, until the earlier of the Effective Time or this Agreement has been terminated in accordance with Section 7.1, the Company shall not, and shall not authorize or permit any of its Affiliates to, and shall cause its Representatives not to, directly or indirectly, (1) solicit or initiate the making of, or take any other action to knowingly facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, any Acquisition Proposal (including, without limitation, taking any action to make the provisions of any “moratorium”, “control share”, “fair price”, “affiliate transaction”, “business combination” or other antitakeover laws and regulations of any state, including, without limitation, the provisions of Chapter 110F of the Massachusetts General Laws, as amended,  inapplicable to any transactions contemplated by an Acquisition Proposal), (2) participate in any way in discussions or negotiations with, or furnish or disclose any nonpublic information to, any Person (other than Parent or any of its Representatives) in connection with any Acquisition Proposal, (3) effect a Change in the Company Recommendation, (4) approve or recommend, or publicly announce it is considering approving or recommending, any Acquisition Proposal or (5) enter into any agreement, letter of intent, agreement-in-principle or acquisition agreement relating to any Acquisition Proposal.  Notwithstanding the foregoing, at any time prior to the time that the Company Requisite Shareholder Vote is obtained, the Company and its Representatives may:

(i)           participate in discussions or negotiations with, or furnish or disclose nonpublic information to, any Person or any Person’s Representatives in response to an unsolicited, bona fide and written

Acquisition Proposal that is submitted to the Company by such Person after the date of this Agreement and prior to the time that the Company Requisite Shareholder Vote is obtained if and so long as (A) none of the Company, any of its Affiliates or any of the Representatives of the Company or any of its Affiliates has solicited such Acquisition Proposal (other than any solicitation permitted in accordance with the provisions of Section 5.6(a)) or otherwise violated any of the provisions of Section 5.6(b)(1) through (5) with respect to such Acquisition Proposal, (B) a majority of the members of the Board of Directors of the Company determines in good faith, after consultation with its financial advisor, that such Acquisition Proposal constitutes or is reasonably likely to constitute a Superior Proposal, (C) a majority of the members of the Board of Directors of the Company determines in good faith, after consultation with its outside legal counsel, that failing to take such action would be inconsistent with their fiduciary duties to the Company and the Company’s shareholders under applicable Law (including, without limitation, their obligations under the MBCA), (D) prior to participating in discussions or negotiations with, or furnishing or disclosing any nonpublic information to, such Person, the Company provides Parent with written notice of the identity of such Person and of the Company’s intention to participate in discussions or negotiations with, or to furnish or disclose nonpublic information to, such Person, (E) prior to participating in discussions or negotiations with, or furnishing or disclosing any nonpublic information to, such Person, the Company receives from such Person an executed confidentiality agreement containing terms no less restrictive upon such Person, in any respect, than the terms applicable to Parent under the Confidentiality Agreement, which confidentiality agreement shall not provide such Person with any exclusive right to negotiate with the Company or have the effect of prohibiting the Company from satisfying its obligations under this Agreement) and (F) prior to furnishing or disclosing any nonpublic information to such Person, the Company furnishes such information to Parent (to the extent such information has not been previously delivered or made available by the Company to Parent) (the obligations of the Company in clauses (D), (E) and (F) are the “Acquisition Proposal Obligations”);

(ii)           approve or recommend, or enter into (and, in connection therewith, effect a Change in the Company Recommendation), a definitive agreement with respect to an unsolicited, bona fide written Acquisition Proposal that is submitted to the Company after the date of this Agreement and prior to the time that the Company Requisite Shareholder Vote is obtained if and so long as (A) none of the Company, any of its Affiliates or any of the Representatives of the Company or any of its Affiliates has solicited such Acquisition Proposal (other than any solicitation permitted in accordance with the provisions of Section 5.6(a)) or otherwise violated any of the provisions of this Section 5.6, (B) the Company provides Parent with written notice indicating that the Company, acting in good faith, believes that the Acquisition Proposal is reasonably likely to constitute a Superior Proposal, (C) during the three Business Day period after the Company provides Parent with the written notice described in clause (B) above, the Company causes its financial and legal advisors to negotiate in good faith with Parent (to the extent Parent wishes to negotiate) in an effort to make such adjustments to the terms and conditions of this Agreement such that the Acquisition Proposal would not constitute a Superior Proposal (it is understood and agreed that, in the event such Acquisition Proposal does not constitute a Superior Proposal after taking into account such negotiations and adjustments, the Company would then proceed with the transactions contemplated hereby on such adjusted terms), (D) notwithstanding the negotiations and adjustments pursuant to clause (C) above but after taking into account the results of such negotiations and adjustments, the Board of Directors of the Company makes the determination necessary for such Acquisition Proposal to constitute a Superior Proposal at least three Business Days after the Company provides Parent with the written notice referred to in clause (B) above, (E) notwithstanding the negotiations and adjustments pursuant to clause (C) above but after taking into account the results of such negotiations and adjustments, at least three Business Days after the Company provides Parent with the written notice referred to in clause (B) above, a majority of the members of the Board of Directors of the Company determine in good faith, after consultation with its outside legal counsel, that failing to approve or recommend or enter into a definitive agreement with respect to such Acquisition Proposal would be inconsistent with their fiduciary duties to the Company and the Company’s shareholders under applicable Law (including, without limitation, their obligations under the MBCA) and that such Acquisition Proposal remains a

Superior Proposal and (F) not later than the earlier of the approval or recommendation of, or the execution and delivery of a definitive agreement with respect to, any such Superior Proposal, the Company (I) terminates this Agreement pursuant to Section 7.1(h) and (II) makes the payment of the Termination Fee and the Termination Expenses required to be made pursuant to Section 7.2(b); and

(iii)           effect a Change in the Company Recommendation (other than in connection with an Acquisition Proposal) prior to the time that the Company Requisite Shareholder Vote is obtained if a majority of the members of the Board of Directors of the Company determines in good faith, after consultation with its outside legal counsel, that failure to do so would constitute a breach of their fiduciary duties to the Company and the Company’s shareholders under applicable Law.

(c)           In addition to the obligations of the Company set forth in Section 5.6(a) and (b), within one Business Day of the receipt thereof, the Company shall provide Parent with written notice of (i) any request for information, any Acquisition Proposal or any inquiry, proposal, discussions or negotiations with respect to any Acquisition Proposal, (ii) the material terms and conditions of such request, Acquisition Proposal, inquiry, proposal, discussions or negotiations and (iii) the identity of the Person making any such Acquisition Proposal or such request, inquiry or proposal or with whom such discussions or negotiations are taking place, and the Company shall promptly provide Parent with copies of any material written materials received by the Company in connection with any of the foregoing.  The Company shall keep Parent informed of the status and general progress (including amendments or draft proposed amendments to any material terms received from or sent to the Person (or its Representatives) making any such Acquisition Proposal) of any such request or Acquisition Proposal and keep Parent informed as to the material details of any information requested of or provided by the Company and, in the case of an Acquisition Proposal, as to the details of all discussions or negotiations that are individually or in the aggregate material to such Acquisition Proposal.  Without limiting the Company’s obligations under Section 5.6(a) and (b), the Company shall provide Parent with notice prior to any meeting of the Board of Directors of the Company at which the Board of Directors is reasonably expected to consider any material action with respect to an Acquisition Proposal that is on the agenda for such meeting.

(d)           Except with respect to any written offer or proposal that constituted an Acquisition Proposal made during the period beginning immediately after the execution of this Agreement and ending at the No-Shop Period Start Time, from and after the No-Shop Period Start Time, the Company shall, and shall cause its Affiliates and the Representatives of the Company and its Affiliates to, immediately cease all discussions or negotiations, if any, with any Person other than Parent and its Subsidiaries that may be ongoing as of the date of this Agreement with respect to any Acquisition Proposal.  Except with respect to any written offer or proposal that constituted an Acquisition Proposal made during the period beginning immediately after the execution of this Agreement and ending at the No-Shop Period Start Time, from and after the No-Shop Period Start Time, the Company shall promptly request each Person who has heretofore executed a confidentiality agreement in connection with its consideration of acquiring the Company or any portion thereof (including any of its Subsidiaries) to return or destroy all nonpublic information heretofore furnished to such Person by or on behalf of the Company.

(e)           Nothing contained in this Section 5.6 shall prohibit the Company from complying with Rule 14e-2 and Rule 14d-9 promulgated under the Exchange Act with respect to an Acquisition Proposal, provided that such Rules shall in no way eliminate or modify the effect that any action pursuant to such Rules would otherwise have under this Agreement.

(f)           Any violation of this Section 5.6 by the Company’s Affiliates or the Representatives of the Company shall be deemed to be a breach of this Agreement by the Company, whether or not such Affiliate or Representative is authorized to act and whether or not such Affiliate or Representative is purporting to act on behalf of the Company.

Section 5.7           Indemnification; Directors and Officers Insurance.

(a)           From and after the Effective Time, Parent shall (i) cause all rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time (including, but not limited to, any acts or omissions in connection with this Agreement and the consummation of the transactions contemplated hereby) now existing in favor of any current and former officers, directors and employees of the Company or any of its Subsidiaries, and any Person prior to the Effective Time serving at the request of any such party as a director, officer, employee, fiduciary or agent of another corporation, partnership, trust or other enterprise, as provided in any indemnification agreement or the respective certificates or articles of organization or bylaws (or comparable organizational documents) of the Company or any of its Subsidiaries (the “Indemnified Persons”), to survive the Merger and continue in full force and effect in accordance with their terms for a period of six years after the Effective Time and (ii) guarantee the payment and performance by the Surviving Corporation of the indemnification and exculpation obligations set forth in clause (i) above.

(b)           Parent shall provide, or shall cause the Surviving Corporation to provide, for an aggregate period of not less than six years from the Effective Time, the Indemnified Persons an insurance policy that provides coverage for events occurring at or prior to the Effective Time (including, but not limited to, any acts or omissions in connection with this Agreement and the consummation of the transactions contemplated hereby) (the “D&O Insurance”) on the same terms as the Company’s existing policies or, if such insurance coverage is unavailable, coverage that is on terms no less favorable to such Indemnified Persons; provided, however, that neither Parent nor the Surviving Corporation shall be required to pay an annual premium for the D&O Insurance in excess of 200% of the last annual premium that the Company paid prior to the date of this Agreement.  In lieu of Parent causing the Surviving Corporation to maintain the policies as described above, Parent may elect to cause the Company to purchase immediately prior to the Effective Time a six-year “tail” pre-paid policy on terms and conditions not materially less favorable than the current directors’, officers’, employees’ and fiduciaries’ liability insurance policies (but not, in any event, to exceed in cost the present value of the aggregate amount required to be paid for the D&O Insurance pursuant to the proviso in the immediately preceding sentence), such policy to be effective as of the Effective Time.

(c)           The provisions of this Section 5.7 shall survive the consummation of the Merger for a period of six years and are expressly intended to benefit each of the Indemnified Persons and their respective heirs and representatives and shall be binding on Parent and the Surviving Corporation and their successors and assigns; provided, however, that in the event that any claim or claims for indemnification set forth in this Section 5.7 are asserted or made within such six-year period, all rights to indemnification in respect of any such claim or claims shall continue until disposition of any and all such claims.

(d)           If Parent and/or Surviving Corporation, or any of their respective successors or assigns, (i) consolidates with or merges into any other Person, or (ii) transfers or conveys all or substantially all of their businesses or assets to any other Person, then, in each such case, to the extent necessary, a proper provision shall be made so that the successors and assigns of Parent and/or Surviving Corporation, as the case may be, shall assume the obligations of Parent and Surviving Corporation set forth in this Section 5.7.

Section 5.8           Public Announcements.  Neither Parent nor the Company, other than on a conference call with analysts and other investors, shall issue any press release or otherwise make any public statement with respect to the transactions contemplated hereby without the prior written consent of the other, unless Parent or the Company (as the case may be) determines that the issuance of such press release or the making of such other public statement is required by applicable Law or by obligations pursuant to any applicable listing agreement with any national securities exchange.

Section 5.9           Section 16 Matters.  Prior to the Effective Time, the Company shall take all actions that are required to cause any dispositions of Company Common Stock (and derivative securities with respect to Company Common Stock) resulting from the transactions contemplated by Article I by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.

Section 5.10         State Takeover Laws.  If any “moratorium”, “control share”, “fair price”, “affiliate transaction”,  “business combination” or similar Law shall become applicable to the transactions contemplated hereby, then the Company and the Board of Directors of the Company shall use their respective reasonable best efforts to grant such approvals and take such actions as are necessary so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to minimize the effects of any such statute or similar Law on the transactions contemplated hereby.

Section 5.11         Notification of Certain Matters.  Parent shall use its reasonable best efforts to give prompt written notice to the Company, and the Company shall use its reasonable best efforts to give prompt written notice to Parent, of: (a) any representation or warranty made by such party in this Agreement that is inaccurate in any material respect as of the date of this Agreement (or any representation or warranty made by such party in this Agreement that is qualified by materiality or refers to Company Material Adverse Effect or Parent Material Adverse Effect, as the case may be, that is inaccurate in any respect as of the date of this Agreement), the occurrence or non-occurrence of any event of which the Company is aware that would be reasonably likely to cause the condition precedent in Section 6.2(a) not to be satisfied or the occurrence or non-occurrence of any event of which Parent is aware that would be reasonably likely to cause the condition precedent in Section 6.3(a) not to be satisfied; or (b) any failure in any material respect of such party to comply in a timely manner with or satisfy any covenant or agreement to be complied with or satisfied by it under this Agreement; provided, however, that the delivery of any notice pursuant to this Section 5.11 shall not limit or otherwise affect the remedies available under this Agreement to the party receiving such notice; and provided further that no party shall have the right not to close the Merger or the right to terminate this Agreement as a result of the delivery of such a notice if the underlying breach would not result in such party having such rights under the terms of Articles VI and VII hereof.

Section 5.12         Certain Litigation.  The Company shall give Parent the opportunity to participate in the defense or settlement of any litigation against the Company or its officers or directors relating to the transactions contemplated hereby.  The Company shall not agree to any compromise or settlement of such litigation without Parent’s consent.

Section 5.13         Confidentiality.  Each of the Company and Parent acknowledges and confirms that (a) the Company and Parent have entered into a Confidentiality Agreement, dated February 18, 2009 (the “Confidentiality Agreement”), (b) all information provided by each party hereto to the other party hereto pursuant to this Agreement is subject to the terms of the Confidentiality Agreement and (c) the Confidentiality Agreement shall remain in full force and effect in accordance with its terms and conditions.

Section 5.14         Resignations.  Prior to the Effective Time, the Company shall cause each member of the Board of Directors of the Company to execute and deliver a letter, which shall not be revoked or amended prior to the Effective Time, effectuating his or her resignation as a director of the Company effective immediately prior to the Effective Time.  Prior to the Effective Time, the Company shall obtain the resignations of such directors of its Subsidiaries as Parent shall request with reasonable advance notice.

Section 5.15         Surviving Corporation Transfer.  Promptly following the Effective Time (but, in any event, on the same day), Parent shall transfer all of the capital stock of the Surviving Corporation to Cenveo Corporation, its wholly-owned Subsidiary (the “Surviving Corporation Transfer”).

Section 5.16         Section 368(a) Reorganization.  Parent, Merger Sub and the Company shall each use its reasonable best efforts to cause the Merger to be treated as a reorganization within the meaning of Section 368(a) of the Code.  Provided that the Merger can be so treated, the parties hereto hereby adopt this Agreement as a plan of reorganization within the meaning of Section 368(a) of the Code.

Section 5.17         Employee Matters.

(a)           Parent agrees that immediately following the Closing Date, non-union employees of the Company who continue their employment with the Surviving Corporation or other Affiliate of Parent (the “Continuing Employees”)  will continue to be covered by Employee Benefit Plans in which they participated immediately prior to the Closing Date or will be eligible to participate in employee benefit plans sponsored or maintained by Parent or its Affiliates (the “Parent Plans”), as determined by Parent.

(b)           For purposes of vesting and eligibility but not for purposes of benefit accrual (other than determining the amount of vacation benefits) under each Parent Plan in which Continuing Employees become eligible to participate after the Closing Date, such participating Continuing Employee will be credited with his or her years of service with the Company and its Subsidiaries (and their respective predecessors) to the same extent as such Continuing Employee was entitled, before the Closing Date, to credit for such service under any similar Employee Benefit Plan, except to the extent such credit would result in a duplication of benefits or is prohibited under applicable Law.  With respect to Parent Plans that are welfare plans (the “Parent Welfare Plans”) in which Continuing Employees participate after the Closing Date, Parent shall, except to the extent prohibited under applicable law, (1) waive all limitations under such plans as to preexisting conditions and exclusions with respect to participation and coverage requirements applicable to such employees to the extent such conditions and exclusions were satisfied or did not apply to such employees under Employee Benefit Plans prior to the Closing Date, and (2) provide each Continuing Employee who participates in such Parent Welfare Plans with credit for any co-payments and deductibles paid prior to the Closing Date and during the plan year of the Parent Welfare Plan in which the Closing Date occurs in satisfying any analogous deductible or out-of-pocket requirements to the extent applicable under any such plan.

(c)           Nothing contained herein, express or implied:  (i) shall be construed to establish, amend or modify any benefit plan, program, agreement or arrangement; (ii) shall alter or limit the ability of the Company, its Subsidiaries, Parent, the Surviving Corporation or any of their respective Affiliates to amend, modify or terminate any benefit plan, program, agreement or arrangement at any time assumed, established, sponsored or maintained by any of them; (iii) is intended to confer upon any current or former employee any right to employment or continued employment for any period of time by reason of this Agreement, or any right to a particular term or condition of employment; or (iv) is intended to confer upon any Person (including employees, retirees, or dependents or beneficiaries of employees or retirees) any right as a third-party beneficiary of this Agreement.

Section 5.18         Reservation of Parent Common Stock.  Effective at or prior to the Effective Time, Parent shall reserve (free from preemptive rights) out of its reserved but unissued or treasury shares of Parent Common Stock, for the purposes of effecting the conversion of the issued and outstanding shares of Company Common Stock in the Merger pursuant to this Agreement, sufficient shares of Parent Common Stock to provide for such conversion.

ARTICLE VI
CONDITIONS TO THE MERGER

Section 6.1           Conditions to Each Party’s Obligation to Effect the Merger.  The respective obligations of Parent, Merger Sub and the Company to effect the Merger shall be subject to the satisfaction on or prior to the Closing Date of the following conditions:

(a)           Shareholder Approval.  The Merger and this Agreement shall have been approved by the Company Requisite Shareholder Vote in accordance with applicable Law.

(b)           Registration Statement.  The Registration Statement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened in writing by the SEC or any other Governmental Entity.

(c)           Legality.  No Law or Order (whether temporary, preliminary or permanent) shall have been enacted, entered, promulgated, adopted, issued or enforced by any Governmental Entity that is then in effect and has the effect of making the Merger illegal or otherwise prohibiting the consummation of the Merger.

(d)           HSR Act.  In the event Parent and Merger Sub shall at any time prior to the Effective Time determine that the waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, is applicable to the Merger, then such waiting period shall have expired or been terminated.

(e)           NYSE Listing.  The shares of Parent Common Stock to be issued in connection with the Merger and the transactions contemplated hereby shall have been authorized for listing on the New York Stock Exchange, subject to official notice of issuance.

Section 6.2           Additional Conditions to Obligations of Parent and Merger Sub.  The respective obligations of Parent and Merger Sub to effect the Merger shall be further subject to the satisfaction on or prior to the Closing Date of the following conditions:

(a)           Representations and Warranties.  Each of the representations and warranties of the Company set forth in Sections 3.2(a), 3.5(c) and 3.7(c) shall be true and correct (other than de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, except to the extent representations and warranties by their terms speak only as of a certain date, in which case such representations and warranties shall be true and correct as of such date; and each of the other representations and warranties of the Company set forth in this Agreement (but without regard to any materiality qualifications or references to Company Material Adverse Effect contained in any such representation or warranty) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, except (i) for changes specifically permitted by this Agreement, (ii) to the extent representations and warranties by their terms speak only as of a certain date, in which case such representations and warranties shall be true and correct as of such date, and (iii) where such failures of the representations and warranties to be true and correct, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect.

(b)           Covenants.  The Company shall have performed in all material respects all obligations and complied in all material respects with all covenants required by this Agreement to be performed or complied with by it at or prior to the Closing Date.

(c)           Material Adverse Change.  No event, change, effect, condition, fact or circumstance shall have occurred after the date of this Agreement, including any event, change, effect, condition, fact or circumstance that reflects a material adverse change in the matters disclosed to Parent in the Company Disclosure Schedule of a nature that would not reasonably be expected based on the content of such disclosure, that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect.

(d)           Officer’s Certificate.  The Company shall have delivered to Parent a certification of the Chief Executive Officer, the Chief Financial Officer or another executive officer of the Company to the effect that each of the conditions specified in Sections 6.2(a), (b) and (c) is satisfied in all respects.

(e)           Forward Subsidiary Merger.  Solely as a condition to effecting the Merger as a Forward Subsidiary Merger:  (i) Parent and Merger Sub shall have received the opinion of Hughes Hubbard & Reed LLP, counsel to Parent and Merger Sub (“HHR”), to the effect that the Merger, if structured as a Forward Subsidiary Merger, will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code (it being agreed that Parent, Merger Sub and the Company shall each provide reasonable cooperation, including making reasonable representations, to HHR to enable it to render such opinion and HHR shall be entitled to rely on such representations and assumptions as it deems appropriate in rendering such opinion); (ii) Wilmer Cutler Pickering Hale and Dorr LLP (“WH”) shall have certified to Parent and Merger Sub that it is not able to provide the Company with the opinion described in Section 6.3(f); and (iii) the representation in clause (iii) of the first sentence of Section 3.13(c) shall be true and correct in all respects, as though made on the Closing Date.

(f)           Appraisal Rights.  There shall be no more than 835,160 Dissenting Shares owned by shareholders other than Parent and its Affiliates.

Section 6.3           Additional Conditions to Obligation of the Company.  The obligation of the Company to effect the Merger shall be further subject to the satisfaction on or prior to the Closing Date of the following conditions:

(a)           Representations and Warranties.  Each of the representations and warranties of Parent and Merger Sub set forth in Sections 4.2 and 4.6(b) shall be true and correct (other than de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, except to the extent representations and warranties by their terms speak only as of a certain date, in which case such representations and warranties shall be true and correct as of such date; and each of the other representations and warranties of Parent and Merger Sub set forth in this Agreement shall be true and correct (but without regard to any materiality qualifications or references to Parent Material Adverse Effect contained in any representation or warranty) as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, except (i) for changes specifically permitted by this Agreement, (ii) to the extent representations and warranties by their terms speak only as of a certain date, in which case such representations and warranties shall be true and correct as of such date, and (iii) where such failures of the representations and warranties to be true and correct, individually or in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect.

(b)           Covenants.  Parent shall have performed in all material respects all obligations and complied in all material respects with all covenants required by this Agreement to be performed or complied with by it at or prior to the Closing Date.

(c)           Material Adverse Change.  No event, change, effect, condition, fact or circumstance shall have occurred after the date of this Agreement, including any event, change, effect, condition, fact or circumstance that reflects a material adverse change in the matters disclosed to Company in the Parent Disclosure Schedule of a nature that would not reasonably be expected based on the content of such disclosure, that, individually or in the aggregate, has had or would reasonably be expected to have a Parent Material Adverse Effect.

(d)           Officer’s Certificate.  Parent shall have delivered to the Company a certification of the Chief Executive Officer, the Chief Financial Officer or another executive officer of Parent to the effect that each of the conditions specified above in Sections 6.3(a) and (b) is satisfied in all respects.

(e)           Forward Subsidiary Merger.  Solely as a condition to effecting the Merger as a Forward Subsidiary Merger, the Company shall have received the opinion of WH to the effect that the Merger, if structured as a Forward Subsidiary Merger, will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code (it being agreed that Parent, Merger Sub and the Company shall each provide reasonable cooperation, including making reasonable representations, to WH to enable it to render such opinion and WH shall be entitled to rely on such representations and assumptions as it deems appropriate in rendering such opinion).

(f)           Reverse Subsidiary Merger.  Solely as a condition to effecting Merger as a Reverse Subsidiary Merger, either:  (i) the Company shall have received the opinion of WH to the effect that the Merger, if structured as a Reverse Subsidiary Merger, will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code (it being agreed that Parent, Merger Sub and the Company shall each provide reasonable cooperation, including making reasonable representations, to WH to enable it to render such opinion and WH shall be entitled to rely on such representations and assumptions as it deems appropriate in rendering such opinion); (ii) HHR shall have certified to the Company that it is not able to deliver the opinion described in Section 6.2(e)(i); or (iii) the conditions described in Section 6.2(e)(ii) and (iii) are not both satisfied.

ARTICLE VII
TERMINATION, AMENDMENT AND WAIVER

Section 7.1           Termination.  This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after receipt of the Company Requisite Shareholder Vote:

(a)           By mutual written consent of the Company and Parent;

(b)           By either Parent or the Company, if the Merger shall not have been consummated on or prior to the six-month anniversary of the date of this Agreement or such other date as Parent and the Company shall agree in writing (the “Termination Date”); provided, however, that the right to terminate this Agreement pursuant this Section 7.1(b) shall not be available to any party that has breached its obligations under this Agreement in any manner that shall have caused the failure of the Merger to be consummated on or before the Termination Date;

(c)           By either Parent or the Company, if (i) a Law shall have been enacted, entered or promulgated prohibiting the consummation of the Merger on the terms contemplated hereby, or (ii) an Order shall have been enacted, entered, promulgated or issued by a Governmental Entity of competent jurisdiction permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger on the terms contemplated hereby; provided however, that the right to terminate this Agreement pursuant to this Section 7.1(c) shall apply only if the Law, Order or act or omission of the Governmental Entity, as the case may be, shall have caused the failure of any condition set forth in Article VI to be satisfied and the party hereto entitled to rely on such condition shall not elect to waive such condition;

(d)           By either Parent or the Company, if the approval of the shareholders of the Company by the Company Requisite Shareholder Vote shall not have been obtained by reason of the failure to obtain the required vote at a duly held meeting of shareholders or of any adjournment thereof at which a vote on such approval was taken;

(e)           By Parent, if all of the following shall have occurred:  (i) the Company shall have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, (ii) such breach or failure to perform would entitle Parent not to consummate the Merger under Section 6.2(a) or 6.2(b) and (iii) such breach or failure to perform is incapable of being cured by the Company prior to the Termination Date or, if such breach or failure to perform is capable of being cured by the Company prior to the Termination Date, the Company shall not have cured such breach or failure to perform within 30 Business Days after receipt of written notice thereof (but no later than the Termination Date);

(f)           By the Company, if all of the following shall have occurred:  (i) Parent shall have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, (ii) such breach or failure to perform would entitle the Company not to consummate the Merger under Section 6.3(a) or 6.3(b) and (iii) such breach or failure to perform is incapable of being cured by Parent prior to the Termination Date or, if such breach or failure to perform is capable of being cured by Parent prior to the Termination Date, Parent shall not have cured such breach or failure to perform within 30 Business Days after receipt of written notice thereof (but no later than the Termination Date);

(g)           By Parent, if the Company shall have (i) failed to make the Company Recommendation or effected a Change in the Company Recommendation (or resolved or publicly proposed to take any such action), whether or not permitted by the terms of this Agreement or (ii) materially breached its obligations under this Agreement by reason of a failure to call the Company Shareholders Meeting in accordance with Section 5.3(b) or a failure to prepare and mail to its shareholders the Proxy Statement in accordance with Section 5.3(a) and such breach (either the failure to call the Company Shareholders Meeting in accordance with Section 5.3(b) or the failure to prepare and mail to its shareholders the Proxy Statement in accordance with Section 5.3(a)) shall remain uncured for 10 Business Days after the Company’s receipt of written notice thereof from Parent;

(h)           By the Company, if the Board of Directors of the Company shall have approved or recommended, or the Company shall have executed or entered into a definitive agreement with respect to, a Superior Proposal in compliance with Section 5.6(a) or 5.6(b)(ii); provided, however, that such termination under this Section 7.1(h) shall not be effective until the Company has made the payment required by Section 7.2(b); or

(i)           By Parent, if any of the following have occurred:  (i) the Board of Directors of the Company shall have recommended (or resolved or publicly proposed to recommend) to the Company’s shareholders any Acquisition Proposal or Superior Proposal; or (ii) the Company enters into any agreement, letter of intent, agreement-in-principle or acquisition agreement (other than a confidentiality agreement as contemplated by and in accordance with Section 5.6(a) or 5.6(b)(i)) relating to any Acquisition Proposal or Superior Proposal.

Section 7.2           Effect of Termination.

(a)           If this Agreement is terminated pursuant to Section 7.1, then this Agreement (other than as set forth in Section 5.13, this Section 7.2, Section 7.3, Section 7.4 and Article VIII, which provisions shall survive such termination) shall become void and of no effect with no liability on the part of any party hereto (or of any of its directors, officers, employees, agents, legal or financial advisors or other representatives); provided, however, that neither the Company nor Parent shall be relieved or released from any liabilities arising out of its material breach of this Agreement.

(b)           If (i) Parent terminates this Agreement pursuant to Section 7.1(g)(i) or 7.1(i), (ii) the Company terminates this Agreement pursuant to Section 7.1(h), (iii) Parent or the Company terminates this Agreement pursuant to Section 7.1(b) without the Company Shareholders Meeting having occurred, Parent or the Company terminates this Agreement pursuant to Section 7.1(d) or Parent terminates this Agreement pursuant to Section 7.1(g)(ii), or (iv) Parent or the Company terminates this Agreement (except as otherwise provided in the preceding clauses (i), (ii) or (iii)) following a material breach by the Company or any of its Affiliates or Representatives of any of the material provisions of Section 5.6 (other than a termination (x) by the Company pursuant to Section 7.1(f) or (y) by Parent or the Company pursuant to Section 7.1(c)) and in the case of any such termination pursuant to Section 7.1(b), 7.1(d) or 7.1(g)(ii) or any termination described in the preceding clause (iv) (A) at any time after the date of this Agreement and prior to such termination an Acquisition Proposal shall have been publicly announced or otherwise communicated in any manner to the senior management or Board of Directors of the Company or publicly announced or otherwise publicly communicated to the shareholders of the Company generally and (B) prior to the date that is 12 months after the effective date of such termination, the Company shall enter into a definitive agreement with respect to an Acquisition Proposal or an Acquisition Proposal is consummated, then in connection with any such termination pursuant to the preceding clauses (i) through (iv) the Company shall pay to Parent a termination fee equal to $1,300,000 (the “Termination Fee”) and shall reimburse Parent for its reasonable, documented out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement up to a maximum of $800,000 (the “Termination Expenses”); provided, however, that if, prior to the No-Shop Period Start Time, (x) Parent terminates this Agreement pursuant to Section 7.1(i), then (y) for purposes of this Section 7.2(b) the Termination Fee shall equal $1,100,000 and the Termination Expenses shall be up to a maximum of $750,000.  The Company shall satisfy its obligation under the preceding sentence by the wire transfer of immediately available funds to an account that Parent designates (x) in the case of termination pursuant to clause (i) or (ii) above, not later than the time of such termination and (y) in the case of clauses (iii) or (iv) above, not later than the second Business Day after the date on which the Company consummates an Acquisition Proposal (as that term is defined for purposes of clause (B) of Section 7.2(b)) (whether or not, in the event the Company has entered into such a definitive agreement, the Company consummates such Acquisition Proposal during the foregoing 12-month period).

(c)           The Company acknowledges that the agreements contained in Section 7.2(b) are an integral part of the transactions contemplated hereby and that, without these agreements, Parent and Merger Sub would not enter into this Agreement.  Accordingly, in the event the Parent and Merger

Sub prevail in any action, suit, arbitration or other proceeding brought to enforce the payment by the Company of the amounts payable under Section 7.2(b), then Parent and Merger Sub shall also be entitled to receive from the Company all costs and expenses (including reasonable attorneys’ fees and expenses) incurred by them in connection with the enforcement of their right to collect such overdue amounts and the enforcement by Parent and Merger Sub of their rights under Section 7.2(b), together with interest on such overdue amounts at a rate per annum equal to the “prime rate” (as announced by JPMorgan Chase & Co. or any successor thereto) in effect on the date on which such payment was required to be made.

Section 7.3           Amendment.  This Agreement may be amended by Parent and the Company, by action taken or authorized by their respective Boards of Directors (or a committee thereof), at any time before or after the Company Requisite Shareholder Vote is obtained; provided, however, that after the approval of this Agreement by the shareholders of the Company, there shall be no such amendment that (i) changes the amount or kind of Merger Consideration, (ii) changes the articles of organization of the Surviving Corporation or (iii) changes any of the other terms or conditions of this Agreement if the change would adversely affect such shareholders in any material respect, without the further approval of such shareholders.  This Agreement may not be amended except by a written instrument signed on behalf of each of the parties hereto.

Section 7.4           Waiver.  At any time before the Effective Time, any party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto under or pursuant to this Agreement, (b) waive any inaccuracies in the representations and warranties made by the other parties hereto in this Agreement or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements made by the other parties hereto, or any of the conditions benefiting such waiving party contained, in this Agreement.  Any agreement on the part of any party hereto to any such extension or waiver shall be valid only as against such party and only if set forth in a written instrument signed on behalf of such party.

ARTICLE VIII
MISCELLANEOUS

Section 8.1           Non-Survival of Representations, Warranties and Agreements.  None of the representations, warranties, covenants and agreements contained in this Agreement or in any document delivered pursuant hereto shall survive the Effective Time, except that the agreements of Parent, Merger Sub or the Company that are contained in Section 5.7 (Indemnification; Directors and Officers Insurance), 5.17 (Employee Matters), 8.3 (Notices), 8.4 (Entire Agreement; No Third Party Beneficiaries), 8.5 (Assignment; Binding Effect), 8.6 (Governing Law; Consent to Jurisdiction), 8.7 (Severability), 8.9 (Waiver of Jury Trial), 8.10 (Counterparts), 8.11 (Headings), 8.12 (Interpretation), 8.13 (No Presumption) and 8.15 (Definitions) that by their terms apply or are to performed in whole or in part after the Effective Time shall survive the Effective Time.

Section 8.2           Expenses.  Whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement, the Merger and the other transactions contemplated hereby shall be paid by the party incurring such expenses, except as otherwise provided in Sections 7.2(b) and 7.2(c).

Section 8.3           Notices.  All notices and other communications hereunder shall be in writing and shall be deemed duly given or made as of the date of receipt if delivered personally, sent by telecopier or facsimile (and sender shall bear the burden of proof of delivery), sent by overnight courier (providing proof of delivery) or sent by registered or certified mail (return receipt requested, postage prepaid), in each case, to the parties at the following addresses or facsimile numbers (or at such other address or facsimile number for a party as shall be specified by like notice):

If to the Company:

Nashua Corporation
11 Trafalgar Square, Suite 201
Nashua, NH  03063
Attention:    President and Chief Executive Officer
Facsimile:    (847) 692-6667

with a copy to:

WilmerHale
60 State Street
Boston, MA  02109
Attention:    Philip P. Rossetti
Facsimile:    (617) 526-5000

If to Parent or Merger Sub:

Cenveo, Inc.
201 Broad Street, 6th Floor
One Canterbury Green
Stamford, CT  06901
Attention:    General Counsel
Facsimile:   (203) 595-3074

with a copy to:

Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, NY  10004
Attention:    Kenneth A. Lefkowitz
Facsimile:   (212) 422-4726

Section 8.4           Entire Agreement; No Third Party Beneficiaries.

(a)           This Agreement and the Confidentiality Agreement constitute the entire agreement, and supersede all prior understandings, agreements or representations, by or among the parties hereto with respect to the subject matter hereof.

(b)           Except for the rights of the Company’s shareholders to receive the Merger Consideration on or after the Effective Time and the right of the Company, on behalf of its shareholders, to pursue damages in the event the Company shall terminate this Agreement pursuant to Section 7.1(f) following Parent’s and Merger Sub’s breach of any covenant or agreement contained in this Agreement and except for the provisions of Section 5.7 Indemnification; Directors and Officers Insurance), this Agreement is not intended to and shall not confer upon any Person other than the parties hereto any rights or remedies hereunder.

Section 8.5           Assignment; Binding Effect.  No party hereto may assign this Agreement or any of its rights, interests or obligations hereunder (whether by operation of Law or otherwise) without the prior written approval of the other parties hereto, and any attempted assignment without such prior written approval shall be void and without legal effect; provided, however, that Merger Sub may assign its rights hereunder to a direct or indirect wholly-owned Subsidiary of Parent.  Subject to the preceding sentence, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and permitted assigns.

Section 8.6           Governing Law; Consent to Jurisdiction.  Except to the extent the laws of the Commonwealth of Massachusetts are mandatorily applicable, this Agreement and the transactions contemplated hereby, this Agreement shall be governed by and construed in accordance with the laws of the State of New York that apply to Contracts made and performed entirely within such State.  Each party hereto agrees that any dispute or disagreement between or among any of the parties hereto as to the interpretation of any provision of, or the performance of obligations under, this Agreement shall be commenced and prosecuted in its entirety solely in the United States District Court for the Southern District of New York and any reviewing appellate court thereof.  If the United States District Court for the Southern District of New York, or any reviewing appellate court thereof, finds that it does not have jurisdiction over the dispute or disagreement, then and only then can the parties proceed in state court and the parties hereby agree that any such dispute will only be brought in state court in New York County, New York.  Each party hereto consents to personal and subject matter jurisdiction and venue in such New York federal or state courts (as the case may be) and waives and relinquishes all right to attack the suitability or convenience of such venue or forum by reason of their present or future domiciles, or by any other reason.  The parties hereto acknowledge that all directions issued by the forum court, including all injunctions and other decrees, will be binding and enforceable in all jurisdictions and countries.

Section 8.7           Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, then all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner so that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

Section 8.8           Enforcement of Agreement.  The parties agree that money damages or any other remedy at law would not be a sufficient or adequate remedy for any breach or violation of, or default under, this Agreement by them and that, in addition to all other available remedies, each party shall be entitled, to the fullest extent permitted by Law, to an injunction restraining such actual or threatened breach, violation or default and to any other equitable relief, including specific performance, without bond or other security being required.

Section 8.9           WAIVER OF JURY TRIAL.  PARENT, MERGER SUB AND THE COMPANY HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 8.10         Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

Section 8.11         Headings.  The Article and Section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 8.12         Interpretation.  Any reference to any supranational, national, state, provincial, municipal, local or foreign Law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context otherwise requires.  When a reference is made in this Agreement to Sections, Schedules or Exhibits, such reference shall be to a Section of or Schedule or Exhibit to this Agreement unless otherwise indicated.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

Section 8.13         No Presumption.  With regard to each and every term and condition of this Agreement, the parties hereto understand and agree that the same have or has been mutually negotiated, prepared and drafted, and if at any time the parties hereto desire or are required to interpret or construe any such term or condition or any agreement or instrument subject hereto, no consideration shall be given to the issue of which party hereto actually prepared, drafted or requested any term or condition of this Agreement or any agreement or instrument subject hereto.

Section 8.14         Undertaking by Parent.  Parent shall cause Merger Sub to perform when due all of Merger Sub’s obligations under this Agreement.

Section 8.15         Definitions.  For purposes of this Agreement,

(a)           “Acquisition Proposal” means any proposal or offer from any Person other than Parent or any of its Subsidiaries (in each case, whether or not in writing and whether or not delivered to the shareholders of the Company generally) relating to:  (i) any direct or indirect acquisition or purchase of a business of the Company or any of its Subsidiaries that constitute 20% or more of the consolidated revenues, net income or assets of the Company or of 20% or more of any class of equity securities of the Company or any of its Subsidiaries; (ii) any tender offer or exchange offer that, if consummated, would result in any Person beneficially owning 20% or more of any class of equity securities of the Company; (iii) any merger, reorganization, share exchange, consolidation, business combination, sale of substantially all or substantially all of the assets, recapitalization, liquidation, dissolution or similar transaction involving the Company or any of its Subsidiaries; or (iv) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing; provided, however, that, for purposes of clause (B) of Section 7.2(b), (A) references to “20%” in clauses (i) or (ii) above shall be deemed to be references to “50%” and (B) clause (iii) above shall be limited to a transaction involving the Company, and in the case of a merger, reorganization, share exchange or consolidation shall be limited to a transaction as a result of which the Company’s shareholders immediately prior to the transaction do not hold at least a majority of the outstanding equity interests of the surviving or resulting company immediately after the transaction.

(b)           “Affiliates” means, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person.  As used in this definition, “Control” (including, with its correlative meanings, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the powers to direct or cause the direction of management or policies of a Person, through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

(c)           “Business Day” means any day on which banks are not required or authorized to close in the City of New York, New York.

(d)           “Company Contracts” means each of the following, whether or not set forth in the Company Disclosure Schedule:  (i) each Contract of the type described in Section 3.15(a) hereof; (ii) each Contract that constitutes an Employee Benefit Plan; and (iii) each Contract that the Company has filed, or is required to file, as an exhibit to a report with the SEC under Item 601 of Regulation S-K of the SEC and that remains in effect.

(e)           “Company Material Adverse Effect” means any change, effect, condition, factor or circumstance that is materially adverse to the business, results of operations, properties, financial condition, assets or liabilities of the Company and its Subsidiaries taken as a whole; provided, however, that a “Company Material Adverse Effect” shall not be deemed to mean or include any such change, effect, condition, factor or circumstance to the extent arising as a result of:  (i) general changes or developments in the industries in which the Company and its Subsidiaries operate, except, in each case, to the extent those changes or developments disproportionately impact (relative to similarly situated businesses) the business, results of operations, properties, financial condition, assets or liabilities of the Company and its Subsidiaries taken as a whole; (ii) changes, after the date of this Agreement, in Laws of general applicability or interpretations thereof by courts or other Governmental Entities, or changes in GAAP or the rules or policies of the Public Company Accounting Oversight Board; (iii) any act or omission by the Company taken with the prior written consent of Parent in contemplation of the Merger; (iv) any costs or expenses reasonably incurred or accrued in connection with the Merger (and not otherwise in breach of this Agreement); (v) the announcement, execution, delivery or performance of this Agreement or the identity of Parent, including, without limitation, in any such case, the impact thereof on relationships with customers, suppliers or employees; or (vi) a change to the United States economy in general or global economic conditions that do not disproportionately affect the Company and its Subsidiaries.

(f)           “Company Stock Plans”  means the Company’s 2008 Value Creation Incentive Plan, the Company’s 2008 Directors’ Plan, the Company’s 2007 Value Creation Incentive Plan, the Company’s 2004 Value Creation Incentive Plan, the Company’s 1999 Shareholder Value Plan and the Company’s 1996 Stock Incentive Plan, and the Company’s 2009 Value Creation Incentive Plan.

(g)           “ERISA Affiliate” means any entity required to be aggregated with the Company under Section 414(b), (c), (m) or (o) of the Code.

(h)           “Exchange Ratio” means $6.130 divided by the Parent Stock Measurement Price; provided, however, that:  (i) in the event the Parent Stock Measurement Price is less than or equal to $3.750, the Exchange Ratio shall be 1.635; and (ii) in the event the Parent Stock Measure Price is equal to or more than $5.250, the Exchange Ratio shall be 1.168.

(i)           “Hazardous Substance” means:  (i) any petroleum, hazardous or toxic petroleum-derived substance or petroleum product, flammable or explosive material, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, foundry sand or polychlorinated biphenyls (PCBs); (ii) any chemical or other material or substance that is regulated, classified or defined as or included in the definition of “hazardous substance,” “hazardous waste,” “hazardous material,” “extremely hazardous substance,” “restricted hazardous waste,” “toxic substance,” “toxic pollutant,” “pollutant” or “contaminant” under any applicable Law, or any similar denomination intended to classify substance by reason of toxicity, carcinogenicity, ignitability, corrosivity or reactivity under any applicable Law; or (iii) any other chemical or other material, waste or substance, exposure to which is prohibited, limited or regulated by or under any applicable Law.

(j)           “Intellectual Property Rights” means rights in the following:  (i) all trademark rights, business identifiers, trade dress, service marks, trade names and brand names; (ii) all copyrights and all other rights associated therewith and the underlying works of authorship; (iii) all patents and all proprietary rights associated therewith; (iv) all inventions, mask works and mask work registrations, know how, discoveries, improvements, designs, computer source codes, programs and other software (including all machine readable code, printed listings of code, documentation and related property and information), trade secrets, websites, domain names, shop and royalty rights and all other types of intellectual property; and (v) all registrations of any of the foregoing and all applications therefor.

(k)           “knowledge” means, with respect to the Company, the actual knowledge of the officers of the Company listed on Schedule 8.15(l) of the Company Disclosure Schedule.

(l)           “Multiemployer Plan” means any “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA to which the Company or any ERISA Affiliate contributes, has an obligation to contribute or has any liability.

(m)           “Parent Common Stock”  means Parent’s common stock, par value $0.01 per share.

(n)           “Parent Material Adverse Effect” means any change, effect, condition, factor or circumstance that is materially adverse to the business, results of operations, properties, financial condition, assets or liabilities of Parent and its Subsidiaries taken as a whole, including any default (and the expiration of applicable grace or cure periods) under that certain Credit Agreement dated as of June 21, 2006 among Cenveo Corporation, Cenveo, Inc., Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the other lenders party thereto, as amended, that would entitle the lenders thereunder to immediately accelerate the debt payable thereunder; provided, however, that a “Parent Material Adverse Effect” shall not be deemed to mean or include any such change, effect, condition, factor or circumstance to the extent arising as a result of:  (i) general changes or developments in the industries in which Parent and its Subsidiaries operate, except, in each case, to the extent those changes or developments disproportionately impact (relative to similarly situated businesses) the business, results of operations, properties, financial condition, assets or liabilities of

Parent and its Subsidiaries taken as a whole; (ii) changes, after the date of this Agreement, in Laws of general applicability or interpretations thereof by courts or other Governmental Entities, or changes in GAAP or the rules or policies of the Public Company Accounting Oversight Board; (iii) any act or omission by Parent taken with the prior written consent of the Company in contemplation of the Merger; (iv) any costs or expenses reasonably incurred or accrued in connection with the Merger (and not otherwise in breach of this Agreement); (v) the announcement, execution, delivery or performance of this Agreement or the identity of the Company, including, without limitation, in any such case, the impact thereof on relationships with customers, suppliers or employees; or (vi) a change to the United States economy in general or global economic conditions that do not disproportionately affect Parent and its Subsidiaries.

(o)           “Parent Stock Measurement Price”  means the volume weighted average price per share of Parent Common Stock (rounded to the nearest 1/1,000) on the Random Trading Days (as reported by Bloomberg LP for each such trading day, or, if not reported by Bloomberg LP, any other authoritative source reasonably selected by Parent).

(p)           “Parent Stock Plans” means Parent’s equity incentive plans, as described in the Parent SEC Reports.

(q)           “Person” means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a Governmental Entity.

(r)           “Random Trading Days” means the 15 trading days Parent and the Company shall select by lot out of the 30 trading days ending on and including the second trading day immediately prior to the Closing Date.

(s)           “Regulatory Law” means the Sherman Act, as amended, the Clayton Act, as amended, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the Federal Trade Commission Act, as amended, and all other supranational, national, state, provincial, municipal, local or foreign Laws, Orders and administrative and judicial doctrines that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition.

(t)           “Subsidiaries” of any Person means any corporation or other form of legal entity (i) with respect to which such Person owns or controls, directly or indirectly through one or more of its Subsidiaries, an amount of the outstanding voting securities that is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are not such voting securities, 50% or more of its equity interests) or (ii) with respect to which such Person or one or more of its Subsidiaries is the general partner or the managing member or has similar authority, including any corporation or other legal entity with respect to which such ownership, control, membership or authority is acquired after the date of this Agreement, but only with respect to such periods in which such ownership, control, membership or authority is in effect.

(u)           “Superior Proposal” means an unsolicited (by the Company, any of its Subsidiaries or any of the Representatives of the Company or any of its Affiliates, provided, that a Superior Proposal need not be unsolicited to the extent (and only to the extent) expressly permitted under Section 5.6(a)), bona fide, written, fully financed or reasonably capable of being fully financed (which, for the purposes of this Agreement, means the receipt of a commitment letter from a reputable Person capable of financing the transaction, subject only to normal and customary exceptions) proposal made by any Person other than Parent or any of its Subsidiaries to acquire all of the issued and outstanding shares of Company Common Stock pursuant to a tender offer, exchange offer or a merger or to acquire all of the properties and assets of the Company on terms and conditions that a majority of the members of the Board of Directors of the Company determines in good faith, after consultation with its financial advisor and taking into account all of the terms and conditions of such proposal (including all legal, financial, regulatory, and other aspects of such proposal, the form of consideration, the uncertainties associated with the valuation of any consideration other than cash and the risks associated with the form of consideration, any expense reimbursement provisions, any termination fees and the conditions associated with such proposal), is more favorable to the Company’s shareholders from a financial point of view than the transactions contemplated hereby (including, to the extent applicable, any proposal or offer by Parent for an adjustment to the terms and conditions of this Agreement pursuant to Section 5.6(b)) and is reasonably capable of being consummated.

(v)           “Taxes” means supranational, national, state, provincial, municipal, local or foreign taxes, charges, fees, levies, or other assessments, including all net income, gross income, sales and use, ad valorem, transfer, gains, profits, excise, franchise, real and personal property, gross receipts, single business, unincorporated business, value added, capital stock, production, business and occupation, disability, FICA, employment, payroll, license, estimated, stamp, custom duties, environmental, severance or withholding taxes, or any other tax, governmental fee or other like assessment or charge of any kind whatsoever in the nature of a tax, imposed by any Governmental Entity, including any interest and penalties (civil or criminal) on or additions to any such taxes, whether disputed or not, and shall include any transferee liability in respect of taxes, any liability in respect of taxes imposed by contract, tax sharing agreement, tax indemnity agreement or any similar agreement.

(w)           “Tax Return” means a return, report, estimate, claim for refund or other information, form or statement required to be filed or supplied in connection with, any Taxes, including, where permitted or required, combined or consolidated returns for a group of entities and including any amendment thereof, including any schedule or attachment thereto.

Section 8.16         Disclosure Schedules.

(a)           The disclosure schedule delivered by the Company to Parent prior to the execution and delivery of this Agreement (the “Company Disclosure Schedule”) and the disclosure schedule delivered by Parent to the Company prior to the execution and delivery of this Agreement (the “Parent Disclosure Schedule”) shall be arranged in sections and subsections corresponding to the numbered section and lettered subsections of this Agreement, and the exceptions and disclosures in each such section and subsection of the Company Disclosure Schedule or the Parent Disclosure Schedule, as the case may be, shall, except as provided in the next sentence, apply only to the correspondingly numbered section and lettered subsection of this Agreement.  The information contained in any section or subsection of the Company Disclosure Schedule or the Parent Disclosure Schedule, as the case may be, shall be deemed to be incorporated by reference in other applicable sections and subsections only if and to the extent the applicability of such information to such other sections and subsections is reasonably apparent on its face.

(b)           The inclusion of any information in the Company Disclosure Schedule or the Parent Disclosure Schedule accompanying this Agreement will not be deemed an admission or acknowledgment, in and of itself, solely by virtue of the inclusion of such information in such schedules, that such information is required to be listed in such schedules or that such information is material to any party or the conduct of the business of any party.

[The next page is the signature page.]

The parties hereto have executed this Agreement and Plan of Merger as of the date first written above.

CENVEO, INC.

By: /s/ Mark S. Hiltwein
Name:  Mark S. Hiltwein
Title:    Chief Financial Officer

NM ACQUISITION CORP.

By: /s/ Mark S. Hiltwein
Name:  Mark S. Hiltwein
Title:    Chief Financial Officer

NASHUA CORPORATION

By: /s/ Thomas G. Brooker
Name:  Thomas G. Brooker
Title:    President and CEO

Exhibit B to Agreement and Plan of Merger

The performance targets set forth in Section 2(a) of the Restricted Stock Agreements granted under the 1999 Shareholder Value Plan and 2007 and 2008 Value Creation Incentive Plans and in Section 5(a)(1) of the 2004 Value Creation Incentive Plan shall be automatically deemed amended in pertinent part, without any further action required by the Parent or the Company, effective as of the Effective Time, as stated below:

Section 2 (a)(i) of the Restricted Stock Agreement under the 2007 and 2008 Value Creation Incentive Plans		Section 2 (a)(ii) of the Restricted Stock Agreement under the 2007 and 2008 Value Creation Incentive Plans		Section 2 (a)(iii) of the Restricted Stock Agreement under the 2007 and 2008 Value Creation Incentive Plans
Prior to Effective Time	Following Effective Time	Prior to Effective Time	Following Effective Time	Prior to Effective Time	Following Effective Time
Company stock is equal to or greater than $11 and less than $12	Parent stock is equal to or greater than $v and less than $w	Company stock is equal to or greater than $12 and less than $13	Parent stock is equal to or greater than $w and less than $x	Company stock is equal to or greater than $13	Parent stock is equal to or greater than $x

Section 2 (a)(i) of the Restricted Stock Agreement under the 1999 Shareholder Value Plan		Section 2 (a)(ii) of the Restricted Stock Agreement under the 1999 Shareholder Value Plan		Section 2 (a)(iii) of the Restricted Stock Agreement under the 1999 Shareholder Value Plan
Prior to Effective Time	Following Effective Time	Prior to Effective Time	Following Effective Time	Prior to Effective Time	Following Effective Time
Company stock is equal to or greater than $13 and less than $14	Parent stock is equal to or greater than $x and less than $y	Company stock is equal to or greater than $14 and less than $15	Parent stock is equal to or greater than $y and less than $z	Company stock is equal to or greater than $15	Parent stock is equal to or greater than $z

Section 5 (a)(1) of the 2004 Value Creation Incentive Plan
Prior to Effective Time	Following Effective Time	Prior to Effective Time	Following Effective Time	Prior to Effective Time	Following Effective Time
Company stock is equal to or greater than $13 and less than $14	Parent stock is equal to or greater than $x and less than $y	Company stock is equal to or greater than $14 and less than $15	Parent stock is equal to or greater than $y and less than $z	Company stock is equal to or greater than $15	Parent stock is equal to or greater than $z

Key:       v equals the product of 11.00/$6.88* and the Parent Stock Measurement Price
w equals the product of 12.00/$6.88* and the Parent Stock Measurement Price
x equals the product of 13.00/$6.88* and the Parent Stock Measurement Price
y equals the product of 14.00/$6.88* and the Parent Stock Measurement Price
z equals the product of 15.00/$6.88* and the Parent Stock Measurement Price

* Pursuant to the Merger Agreement, $6.88 shall be replaced by the sum of $0.75 and (I) the product of the Parent Stock Measurement Price and 1.635 if the Parent Stock Measurement Price is less than or equal to $3.750, and (II) the product of  the Parent Stock Measurement Price and 1.168 if the Parent Stock Measurement Price is greater than or equal to $5.250.

ANNEX B

VOTING AGREEMENT AND IRREVOCABLE PROXY

This Voting Agreement and Irrevocable Proxy dated as of May 6, 2009 (this “Agreement”) is among each of the individuals or entities listed on a signature page hereto (each, a “Shareholder”) and Cenveo, Inc., a Colorado corporation (“Parent”).  Capitalized terms used but not defined herein have the meanings assigned to them in the Agreement and Plan of Merger dated as of the date of this Agreement (the “Merger Agreement”) among Parent, NM Acquisition Corp., a Massachusetts corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Nashua Corporation, a Massachusetts corporation (the “Company”).

Each Shareholder is a principal shareholder or director or executive officer of the Company and owns the number of shares of Company Common Stock set forth next to his, her or its name on Schedule A (the “Schedule A Shares”) and the securities exercisable or exchangeable for, or convertible into, Company Common Stock set forth next to his, her or its name on Schedule A (together with the Schedule A Shares, the “Schedule A Securities”).

Concurrently with the execution and delivery of this Agreement, Parent, Merger Sub and the Company are entering into the Merger Agreement, which provides for, among other things, the merger of Merger Sub and the Company upon the terms and subject to the conditions set forth therein.

As a condition to Parent’s willingness to enter into the Merger Agreement, Parent has required each Shareholder to enter into this Agreement.

In consideration of the foregoing and the mutual covenants, representations, warranties and agreements set forth herein, and intending to be legally bound, the parties agree as follows:

Section 1.              Covenants of the Shareholders.

(a)           During the period beginning on the date of this Agreement and ending on the earlier of (x) the Effective Time and (y) the termination of the Merger Agreement in accordance with its terms (the “Agreement Period”), each Shareholder hereby agrees to:

(i)           be present, in person or represented by proxy, at each meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the shareholders of the Company, however called, so that all of such Shareholder’s Schedule A Shares and all of the other shares of Company Common Stock and other shares of capital stock of the Company that such Shareholder becomes entitled to vote after the date of this Agreement (together with the Schedule A Shares, the “Shares”) may be counted for purposes of determining the presence of a quorum at such meeting;

(ii)           at each such meeting, and at any adjournment or postponement thereof, vote (and in connection with any solicitation for a written consent, timely execute and deliver a written consent with respect to) the Shares to:  (A) approve and adopt the Merger Agreement and all agreements related to the Merger and any action required in furtherance thereof; and (B) without limitation of the preceding clause (A), approve any proposal to adjourn or postpone the Company Shareholders Meeting to a later date if there are not sufficient votes for approval and adoption of the Merger Agreement on the date on which the Company Shareholders Meeting is held; and

(iii)           at each such meeting, and at any adjournment or postponement thereof, vote against (and in connection with any solicitation for a written consent, withhold and not grant such Shareholder’s consent with respect to):  (A) any action or agreement that would reasonably be expected to frustrate the purposes of, impede, hinder, interfere with, or prevent or delay the consummation of the transactions contemplated by the Merger Agreement and (B) any Acquisition Proposal (other than the Merger) and any action required in furtherance thereof.

(b)           During the Agreement Period, each Shareholder will not, directly or indirectly:  (i) solicit or initiate the making of, or take any other action to knowingly facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, any Acquisition Proposal; (ii) participate in any way in discussions or negotiations with, or furnish or disclose any information to, any Person (other than Parent or any of its Representatives) in connection with any Acquisition Proposal; or (iii) publicly announce that he, she or it is considering approving or recommending any Acquisition Proposal; provided, however, that, prior to the No-Shop Period Start Time, a Shareholder that is an entity may, at the request of the Board of Directors of the Company, take any action that the Company is permitted to take pursuant to Section 5.6(a) of the Merger Agreement if and for so long as the Acquisition Proposal Obligations are satisfied.  Each Shareholder agrees to notify Parent promptly (but in no event later than one Business Day) after receipt by such Shareholder (in its capacity as such) of any Acquisition Proposal or of any request for information relating to the Company or any of its Subsidiaries or for access to the business, properties, assets, books or records of the Company or any of its Subsidiaries by any Person that such Shareholder  reasonably believes is seeking to make, or has made, an Acquisition Proposal.  Notwithstanding anything in this Section 1(b) to the contrary (and without limitation of the proviso in the first sentence of this Section 1.(b)), in the event that the Board of Directors of the Company is permitted to engage in negotiations or discussions with any Person who made an unsolicited bona fide written Acquisition Proposal in accordance with Section 5.6 of the Merger Agreement, each Shareholder shall be permitted, at the request of the Board of Directors of the Company, to respond to inquiries from, and discuss such Acquisition Proposal with, the Board of Directors of the Company.  Notwithstanding anything in this Agreement to the contrary, this Section 1(b) shall not be construed to limit acts taken by any Shareholder who is an individual in his or her capacity as an officer or director of the Company that do not violate any of the provisions of Section 5.6 of the Merger Agreement.

(c)           During the Agreement Period, each Shareholder will not, and he, she or it will not cause, suffer or permit any of his, her or its Affiliates to, enter into any Short Sales (as defined below).

“Short Sale” means (i) a sale of Parent Common Stock that is marked as a short sale; (ii) any entering into or establishment of any arrangement constituting a “put equivalent position” (as defined by Rule 16a-1(h) promulgated under the Exchange Act) with respect to any Parent Common Stock; (iii) entering into any swap, option or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of Parent Common Stock, whether any such swap or transaction is to be settled by delivery of Parent Common Stock or other securities, in cash or otherwise; or (iv) the announcement of any intent to do any of the foregoing.

Section 2.              Irrevocable Proxy.  Each Shareholder, revoking any proxies that he or it has heretofore granted, hereby irrevocably appoints Parent as attorney and proxy for and on behalf of such Shareholder, for and in the name, place and stead of such Shareholder, to:  (a) attend any and all meetings of the shareholders of the Company; (b) vote the Shareholder’s Shares in accordance with the provisions of Sections 1(a)(ii) and (iii) at any such meeting; (c) grant or withhold in accordance with the provisions of Sections 1(a)(ii) and (iii) all written consents with respect to such Shares; and (d) represent and otherwise act for such Shareholder in the same manner and with the same effect as if such Shareholder were personally present at any such meeting.  The foregoing proxy shall be deemed to be a proxy coupled with an interest, is irrevocable (and as such shall survive and not be affected by the death, incapacity, mental illness or insanity of such Shareholder) until the end of the Agreement Period and shall not be terminated by operation of Law or upon the occurrence of any other event other than following a termination of this Agreement pursuant to Section 5.4.  Each Shareholder authorizes such attorney and proxy to substitute any other Person to act hereunder, to revoke any substitution and to file this proxy and any substitution or revocation with the Secretary of the Company.  Each Shareholder hereby affirms that the irrevocable proxy set forth in this Section 2 is given in connection with the execution by Parent of the Merger Agreement and that such irrevocable proxy is given to secure the obligations of the Shareholder under Section 1.  The irrevocable proxy set forth in this Section 2 is executed and intended to be irrevocable.

Section 3.              Representations and Warranties of Each Shareholder.  Each Shareholder, severally and not jointly, represents and warrants to Parent as follows:

3.1.           Organization.  If such Shareholder is not an individual, it is a limited partnership duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization and has full limited partnership power and authority to own, operate and lease the properties owned or used by it and to carry on its business as and where such is now being conducted.

3.2           Authorization.  If such Shareholder is not an individual, it has full limited partnership (or other) power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  If such shareholder is an individual, he or she has all requisite capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  This Agreement has been duly executed and delivered by such Shareholder and constitutes a valid and legally binding obligation of such Shareholder enforceable against such Shareholder in accordance with its terms.

3.3.           No Violation.

(a)           The execution and delivery of this Agreement by such Shareholder does not, and the consummation by such Shareholder of transactions contemplated hereby will not, conflict with, or result in any violation of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result by its terms in the, termination, amendment, cancellation or acceleration of any obligation or the loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any Person under, or create any obligation to make a payment to any other Person under, or result in the creation of a Lien on, or the loss of, any Shares of such Shareholder pursuant to:  (i) if such Shareholder is not an individual, any provision of its certificate of limited partnership or agreement of limited partnership (or similar organizational documents with different names); or (ii) any Contract to which such Shareholder is a party or by which any of his, her or its properties or assets is bound or any Order or Law applicable to such Shareholder or his, her or its properties or assets.

(b)           No consent, approval, Order or authorization of, or registration, declaration or filing with, any Governmental Entity or any other Person is required by or with respect to such Shareholder in connection with the execution and delivery of this Agreement by such Shareholder or the consummation by such Shareholder of the transactions contemplated hereby.

3.4.           Ownership of Schedule A Securities.  Such Shareholder is the sole legal and beneficial owner of all of the shares of Company Common Stock and the other Schedule A Securities set forth next to his, or her or its name on Schedule A, free and clear of all Liens and has not entered into any voting agreement (other than this Agreement) with or granted any Person any proxy (revocable or irrevocable) with respect to such shares (other than this Agreement).  Such Shareholder does not legally or beneficially own or have the right to acquire any securities of the Company other than the Schedule A Securities set forth next to his, her or its name on Schedule A.  As of the time of any meeting of the shareholders of the Company referred to in Section 1(a)(i) and with respect to any written consent of the shareholders of the Company referred to in Sections 1(a)(ii) or (iii), the Shareholder will be the sole legal and beneficial owner of all of the Schedule A Securities, free and clear of all Liens, other than those Schedule A Securities to whose Transfer Parent has agreed pursuant to Section 4.

4.           No Transfers.

(a)           Each Shareholder hereby agrees that he, she or it shall not, without the prior written consent of Parent (which consent may be witheld in Parent’s sole dicretion) sell, transfer, assign, encumber or otherwise dispose (each, a “Transfer”) any Shares during the Agreement Period; provided, however, that a Shareholder may during the Agreement Period Transfer some or all of his, her or its Shares to an Affiliate (including, without limitation, in the case of a Shareholder that is a limited partnership, a limited partner) of such Shareholder who shall, concurrently with the effectiveness of such Transfer, execute and deliver to Parent a joinder to this Agreement in form and substance satisfactory to Parent.

(b)           With respect to any Shareholder’s Shares that are represented by certificates, each Shareholder shall (x) promptly (but in any event within three Business Days after the date of this Agreement), deliver each such certificate to the Company’s transfer agent in order to print, type, stamp or otherwise impress the following legend on each such certificate and (y) cause any certificates issued in exchange therefor or upon Transfer thereof (other than to Parent or any Subsidiary of Parent) to be printed, typed, stamped or otherwise impressed with the following legend:

“The shares represented by this certificate are subject to certain voting and transfer restrictions contained in the Voting Agreement and Irrevocable Proxy dated as of May 6, 2009 among Cenveo, Inc. and certain shareholders of Nashua Corporation, as the same may be amended from time to time.  A copy of such Voting Agreement and Irrevocable Proxy is available at the principal executive office of Nashua Corporation.”

(c)           With respect to any Shareholder’s Shares held by a broker in such broker's name for the benefit of such Shareholder, such Shareholder shall promptly (but in any event within one Business Day after the date of this Agreement) deliver a letter to the broker that informs the broker of such Shareholder's obligations under this Agreement.

(d)           Each Shareholder hereby authorizes Parent to direct the Company to impose stop orders to prevent the Transfer of any Shares on the books of the Company in violation of this Agreement.

Section 5.              Miscellaneous.

5.1.          Notices.  All notices and other communications hereunder shall be in writing and shall be deemed duly given or made as of the date of receipt if delivered personally, sent by telecopier or facsimile (and sender shall bear the burden of proof of delivery), sent by overnight courier (providing proof of delivery) or sent by registered or certified mail (return receipt requested, postage prepaid), in each case, to the parties at the following addresses or facsimile numbers (or at such other address or facsimile number for a party as shall be specified by like notice):

If to Parent:

Cenveo, Inc.
201 Broad Street, 6th Floor
One Canterbury Green
Stamford, CT  106901
Attention:    General Counsel
Facsimile:   (203) 595-3074

with a copy to:

Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, NY  10004
Attention:    Kenneth A. Lefkowitz
Facsimile:   (212) 422-4726

If to a Shareholder, to his, her or its address set forth on a signature page hereto.

5.2.          Entire Agreement; No Third Party Beneficiaries.

(a)           This Agreement constitutes the entire agreement, and supersedes all prior understandings, agreements or representations, by or among the parties hereto with respect to the subject matter hereof.

(b)           This Agreement shall not confer any rights or remedies upon any Person other than the parties hereto and their respective permitted successors and permitted assigns.

5.3.           Assignment; Binding Effect.  Neither any Shareholder, on the one hand, nor Parent, on the other hand, may assign this Agreement or any of his, her or its rights, interests or obligations hereunder (whether by operation of Law or otherwise) without the prior written approval of Parent or the Shareholders, as applicable, and any attempted assignment without such prior written approval shall be void and without legal effect; provided, however, that Parent may assign its rights hereunder to a direct or indirect wholly-owned Subsidiary of Parent.  Subject to the preceding sentence, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and permitted assigns.

5.4.           Termination.  This Agreement shall terminate on the earlier to occur of (a) the Effective Time and (b) the termination of the Merger Agreement in accordance with its terms; provided, however, no such termination shall relieve or release any Shareholder from any obligations or liabilities arising out of his, her or its breach of this Agreement.

5.5.           Governing Law; Consent to Jurisdiction.  Except to the extent that the laws of the Commonwealth of Massachusetts are mandatorily applicable to the Merger, this Agreement and the transactions contemplated hereby, this Agreement shall be governed by and construed in accordance with the laws of the State of New York that apply to Contracts made and performed entirely within such State.  Each party hereto agrees that any dispute or disagreement between or among any of the parties hereto as to the interpretation of any provision of, or the performance of obligations under, this Agreement shall be commenced and prosecuted in its entirety solely in the United States District Court for the Southern District of New York and any reviewing appellate court thereof.  If the United States District Court for the Southern District of New York, or any reviewing appellate court thereof, finds that it does not have jurisdiction over the dispute or disagreement, then and only then can the parties proceed in state court and the parties hereby agree that any such dispute will only be brought in state court in New York County, New York.  Each party hereto consents to personal and subject matter jurisdiction and venue in such New York federal or state courts (as the case may be) and waives and relinquishes all right to attack the suitability or convenience of such venue or forum by reason of their present or future domiciles, or by any other reason.  The parties hereto acknowledge that all directions issued by the forum court, including all injunctions and other decrees, will be binding and enforceable in all jurisdictions and countries.

5.6.           Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, then all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner so that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

5.7.           Enforcement of Agreement.  Each Shareholder agrees that money damages or any other remedy at law would not be a sufficient or adequate remedy for any actual or threatened breach or violation of, or default under, this Agreement by such Shareholder and that, in addition to all other available remedies, Parent shall be entitled, to the fullest extent permitted by Law, to an injunction restraining such actual or threatened breach, violation or default and to any other equitable relief, including specific performance, without bond or other security being required.

5.8.           WAIVER OF JURY TRIAL.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

5.9.           Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

5.10.         Headings.  The Article and Section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

5.11.         Interpretation.  Any reference to any supranational, national, state, provincial, municipal, local or foreign Law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context otherwise requires.  When a reference is made in this Agreement to Sections or Schedules, such reference shall be to a Section of or Schedule to this Agreement unless otherwise indicated.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

5.12.         No Presumption.  This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

5.13           Several Obligations.  Each Shareholder’s obligations under this Agreement are several and not joint, and no Shareholder shall have any liability or obligation under this Agreement for any breach hereunder by any other Shareholder.

[The next page is the signature page]

The parties hereto have executed this Voting Agreement and Irrevocable Proxy as of the date first written above.

CENVEO, INC.

By: /s/ Mark S. Hiltwein
Name:  Mark S. Hiltwein
Title:    Chief Financial Officer

[Shareholder Signatures Begin on the Next Page]

/s/ Andrew B. Albert
Name: Andrew B. Albert

Address:

Facsimile:  (___) ___-____

[Voting Agreement and Irrevocable Proxy -- Shareholder Signature Page]

/s/ L. Scott Barnard
Name: L. Scott Barnard

Address:

Facsimile:  (___) ___-____

[Voting Agreement and Irrevocable Proxy -- Shareholder Signature Page]

/s/ Thomas G. Brooker
Name:  Thomas G. Brooker

Address:

Facsimile:  (___) ___-____

[Voting Agreement and Irrevocable Proxy -- Shareholder Signature Page]

/s/ Avrum Gray
Name:  Avrum Gray

Address:

Facsimile:  (___) ___-____

[Voting Agreement and Irrevocable Proxy -- Shareholder Signature Page]

/s/ Michael Leatherman
Name: Michael Leatherman

Address:

Facsimile:  (___) ___-____

[Voting Agreement and Irrevocable Proxy -- Shareholder Signature Page]

/s/ Todd McKeown
Name:  Todd McKeown

Address:

Facsimile:  (___) ___-____

[Voting Agreement and Irrevocable Proxy -- Shareholder Signature Page]

/s/ John L. Patenaude
Name:  John L. Patenaude

Address:

Facsimile:  (___) ___-____

[Voting Agreement and Irrevocable Proxy -- Shareholder Signature Page]

/s/ Mark Schwarz
Name:  Mark Schwarz

Address:

Facsimile:  (___) ___-____

[Voting Agreement and Irrevocable Proxy -- Shareholder Signature Page]

NEWCASTLE PARTNERS, L.P.

By: /s/ Mark E. Schwarz
      Name: Mark E. Schwarz
      Title:   CEO, Newcastle Capital
      Management, L.P.,
      its General Partner

Address:

200 Crescent Court, Suite 1400
Dallas, Texas 75201
Facsimile:  (214) 661-7475

[Voting Agreement and Irrevocable Proxy -- Shareholder Signature Page]

SCHEDULE A

Name	Shares of Company Common Stock	Other Schedule A Securities
Andrew B. Albert	87,120	8,095	(1)
L. Scott Barnard	6,000	18,095	(2)
Thomas G. Brooker	140,190	0
Avrum Gray (6)	86,718	20,795	(3)
Michael T. Leatherman	100	8,095	(1)
Todd McKeown	66,841	0
John Patenaude	60,868	65,000	(4)
Mark Schwarz (7)	4,802	15,795	(5)
Newcastle Partners, L.P.	798,437	0

(1)  Includes 8,095 restricted stock units, all of which are vested as of the date of the Agreement.
(2)  Includes 10,000 stock options and 8,095 restricted stock units, all of which are vested as of the date of the Agreement.
(3)  Includes 12,700 stock options and 8,095 restricted stock units, all of which are vested as of the date of the Agreement..
(4)  Includes 65,000 stock options, all of which are vested as of the date of the Agreement..
(5)  Includes 7,700 stock options and 8,095 restricted stock units, all of which are vested as of the date of the Agreement.
(6) Includes 14,000 shares held by GF Limited Partnership in which Mr. Gray is a general partner and 10,967 shares held by AVG Limited Partnership in which Mr. Gray is a general partner. Mr. Gray disclaims beneficial ownership of these shares. Also includes 53,749 shares held by JYG Limited Partnership in which Mr. Gray’s spouse is a general partner. Mr. Gray disclaims beneficial ownership of these shares.
(7) Mr. Schwarz, as the managing member of Newcastle Capital Group, LLC (the general partner of Newcastle Capital Management, L.P., which in turn is the general partner of Newcastle Partners, L.P.), may also be deemed to beneficially own  798,437 shares of Common Stock beneficially owned by Newcastle Partners, L.P., which shares are subject to this Voting Agreement.

ANNEX C

May 6, 2009

Board of Directors
Nashua Corporation
11 Trafalgar Square
Nashua, NH  03063

Members of the Board of Directors:

You have requested that Lincoln International LLC (“Lincoln”) render an opinion (the “Opinion”) as to the fairness, from a financial point of view, to the shareholders of Nashua Corporation (the “Seller”) of certain consideration to be received by them in a proposed transaction (the “Proposed Transaction”).  Pursuant to an Agreement and Plan of Merger  draft dated as of May 5, 2009 to be entered into among Cenveo, Inc., NM Acquisition Corp. and Nashua Corporation (the “Merger Agreement”), the Proposed Transaction involves the purchase by Cenveo, Inc. (the “Buyer”) of all of the issued and outstanding common stock, par value $1.00 per share, of the Seller (the “Seller Common Stock”) for consideration (the “Consideration”), for each outstanding share of Seller Common Stock, equal to (x) $0.75 of cash and (y) a number of shares of common stock, par value $0.01 per share, of Buyer (“Buyer Common Stock”) equal to the Exchange Ratio.  The “Exchange Ratio” means a ratio equal to $6.13 divided by the volume weighted average price per share of Buyer Common Stock on fifteen random trading days selected by lot by Buyer and Seller out of the thirty trading days ending on and including the second trading day immediately prior to the Closing Date (as defined in the Merger Agreement); however, in all events, the Exchange Ratio shall not be less than 1.168 nor greater than 1.635.

We are acting as financial advisor to the Seller in connection with the Proposed Transaction and will receive a customary fee from the Seller for our services, a portion of which has been paid, a portion of which is payable upon our rendering this Opinion, and a significant portion of which is contingent upon the consummation of the Proposed Transaction.  The portion of our fee which is payable upon our rendering this Opinion to you is not contingent upon either the conclusion reached herein or the consummation of the Proposed Transaction.  In addition, you have agreed to indemnify us and certain related parties against certain liabilities, and to reimburse us for certain expenses, arising in connection with or as a result of our engagement.  We and our affiliates provide a range of investment banking and financial services and, in that regard, we and our affiliates may in the future provide investment banking and other financial services to the Seller, the Buyer and their respective affiliates for which we and our affiliates would expect to receive compensation.  We have provided services to the Seller prior to the Proposed Transaction for which we have received compensation.

In arriving at our opinion, we have, among other things:

(i)           reviewed a draft of the Merger Agreement dated May 5, 2009;

(ii)           reviewed the Seller’s Annual Reports on Form 10-K filed with the United States Securities and Exchange Commission (“SEC”) for each of the three years ended December 31, 2008, 2007 and 2006, and unaudited interim financial information for the three-month periods ended April 3, 2009 and March 28, 2008, which the management of the Seller has identified as being the most current financial statements and other financial information available;

(iii)           reviewed the Buyer’s Annual Reports on Form 10-K filed with the SEC for each of the three years ended December 31, 2008, 2007 and 2006, and the Form 10-Q filed with the SEC for each of the three-month periods ended March 28, 2009 and March 29, 2008, which the management of the Buyer has identified as being the most current financial statements and other financial information available;

(iv)           discussed with certain members of the Seller’s and the Buyer’s management the business, financial outlook and prospects of each of the Seller and the Buyer;

(v)            reviewed certain business, financial and other information relating to the Seller and the Buyer, including financial forecasts for the Seller and the Buyer provided to or discussed with us by the management of the Seller and the Buyer;

(vi)           reviewed certain stock trading, financial and other information for the Seller and the Buyer and compared that data and information with certain stock trading, financial and corresponding data and information for companies with publicly traded securities that we deemed relevant;

(vii)          reviewed the financial terms of the Proposed Transaction and compared those terms with the financial terms of certain business combinations and other transactions that we deemed relevant;

(viii)         reviewed the press release regarding Cenveo’s credit amendment;

(ix)           reviewed Riveron Consulting’s Draft Financial Diligence Report as of April 23, 2009 regarding the financial diligence performed on Cenveo; and

(x)            considered such other information, financial studies, analyses and investigations and financial, economic and market criteria that we deemed relevant.

In preparing the Opinion, we have relied upon and assumed the accuracy and completeness of all of the financial, accounting, legal, tax and other information we reviewed, and we have not assumed any responsibility for the independent verification of any of such information.  With respect to the financial forecasts provided to or discussed with us by the management of the Seller and the Buyer and the unaudited financial statements and other financial information prepared and provided to us by the management of the Seller and the Buyer, we have assumed that they were reasonably prepared in good faith on a basis reflecting the best currently available estimates and judgments of the management of the Seller and the Buyer.  We assume no responsibility for the assumptions, estimates and judgments on which such forecasts and interim financial statements and other financial information were based.  In addition, we were not requested to make, and did not make, an independent evaluation or appraisal of the assets or liabilities (contingent, derivative, off-balance sheet or otherwise) of the Seller or the Buyer or any of their respective subsidiaries, nor were we furnished with any such evaluations or appraisals.  With regard to the information provided to us by the Seller and the Buyer, we have relied upon the assurances of the members of management of the Seller and the Buyer that they are unaware of any facts or circumstances that would make such information materially incomplete or misleading.  We have also assumed that there has been no material change in the assets, liabilities, business, condition (financial or otherwise), results of operations or prospects of the Seller or the Buyer since the date of the most recent financial statements made available to us.  With your consent, we have also assumed that in the course of obtaining any necessary regulatory and third party consents, approvals and agreements for the Proposed Transaction, no modification, delay, limitation, restriction or condition will be imposed that will have an adverse effect on the Seller, the Buyer or the Proposed Transaction and that the Proposed Transaction will be consummated in accordance with the terms of the Merger Agreement, without waiver, modification or amendment of any term, condition or agreement therein that is material to our analysis. Representatives of the Seller have advised us, and we further have assumed, that the final terms of the Merger Agreement will not vary materially from those set forth in the draft reviewed by us.  The Opinion is necessarily based on financial, economic, market and other conditions as they exist on and the information made available to us as of the date hereof.  Although subsequent developments may affect the Opinion, we do not have any obligation to update, revise or reaffirm this Opinion.

It is understood that this letter is for the use and benefit of the Board of Directors of the Seller (the “Board of Directors”) in connection with the Proposed Transaction.  This letter may not be used for any other purpose, nor may this letter or any other advice or information provided by Lincoln, whether oral or written, be disclosed, reproduced, disseminated, summarized, quoted from or referred to, in whole or in part, without our prior written consent (it is understood that this letter may be provided to the shareholders of the Seller in the proxy statement/prospectus filed with the Securities and Exchange Commission in connection with the Proposed Transaction).  The Opinion should not be construed as creating any fiduciary duty on the part of Lincoln to the Seller, the Board, the shareholders of the Seller or any other party.  The Opinion only addresses the fairness from a financial point of view of the Consideration to be received by the shareholders of the Seller pursuant to the Merger Agreement in the Proposed Transaction and does not address any other terms, aspects or implications of the Proposed Transaction or any agreements, arrangements or understandings entered into in connection with the Proposed Transaction or otherwise.  In addition, the Opinion does not address the relative merits of the Proposed Transaction as compared to other transaction structures, transactions or business strategies that may be available to the Seller, the Board, or the shareholders of the Seller nor does it address or constitute a recommendation regarding the decision of the Board to enter into the Merger Agreement or to engage in the Proposed Transaction.  The Opinion has been authorized for issuance by the Fairness Opinion Committee of Lincoln.  The Opinion does not constitute advice or a recommendation to any shareholder of the Seller as to how such person or entity should act on any matter relating to the Proposed Transaction.  We express no opinion about the amount or nature of the compensation to the Seller’s officers, directors or employees, or class of such persons, in connection with the Proposed Transaction relative to the Consideration in the Proposed Transaction.

Based on and subject to the foregoing, and in reliance thereon, we are of the opinion that, as of the date hereof, the Consideration is fair, from a financial point of view, to the holders of shares of Seller Common Stock.

Very truly yours,

LINCOLN INTERNATIONAL LLC

ANNEX D

APPRAISAL RIGHTS PROCEDURES RELATING TO NASHUA’S COMMON STOCK

GENERAL LAWS OF MASSACHUSETTS

PART 13

SUBDIVISION A.

RIGHT TO DISSENT AND OBTAIN PAYMENT FOR SHARES

Chapter 156D: Section 13.01. Definitions

Section 13.01. DEFINITIONS

In this PART the following words shall have the following meanings unless the context requires otherwise:

“Affiliate”, any person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control of or with another person.

“Beneficial shareholder”, the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

“Corporation”, the issuer of the shares held by a shareholder demanding appraisal and, for matters covered in sections 13.22 to 13.31, inclusive, includes the surviving entity in a merger.

“Fair value”, with respect to shares being appraised, the value of the shares immediately before the effective date of the corporate action to which the shareholder demanding appraisal objects, excluding any element of value arising from the expectation or accomplishment of the proposed corporate action unless exclusion would be inequitable.

“Interest”, interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

“Marketable securities”, securities held of record by, or by financial intermediaries or depositories on behalf of, at least 1,000 persons and which were

(a) listed on a national securities exchange,

(b) designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or

(c) listed on a regional securities exchange or traded in an interdealer quotation system or other trading system and had at least 250,000 outstanding shares, exclusive of shares held by officers, directors and affiliates, which have a market value of at least $5,000,000.

“Officer”, the chief executive officer, president, chief operating officer, chief financial officer, and any vice president in charge of a principal business unit or function of the issuer.

“Person”, any individual, corporation, partnership, unincorporated association or other entity.

“Record shareholder”, the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

“Shareholder”, the record shareholder or the beneficial shareholder.

Chapter 156D: Section 13.02. Right to appraisal

Section 13.02. RIGHT TO APPRAISAL

(a) A shareholder is entitled to appraisal rights, and obtain payment of the fair value of his shares in the event of, any of the following corporate or other actions:

(1) consummation of a plan of merger to which the corporation is a party if shareholder approval is required for the merger by section 11.04 or the articles of organization or if the corporation is a subsidiary that is merged with its parent under section 11.05, unless, in either case, (A) all shareholders are to receive only cash for their shares in amounts equal to what they would receive upon a dissolution of the corporation or, in the case of shareholders already holding marketable securities in the merging corporation, only marketable securities of the surviving corporation and/or cash and (B) no director, officer or controlling shareholder has a direct or indirect material financial interest in the merger other than in his capacity as (i) a shareholder of the corporation, (ii) a director, officer, employee or consultant of either the merging or the surviving corporation or of any affiliate of the surviving corporation if his financial interest is pursuant to bona fide arrangements with either corporation or any such affiliate, or (iii) in any other capacity so long as the shareholder owns not more than five percent of the voting shares of all classes and series of the corporation in the aggregate;

(2) consummation of a plan of share exchange in which his shares are included unless: (A) both his existing shares and the shares, obligations or other securities to be acquired are marketable securities; and (B) no director, officer or controlling shareholder has a direct or indirect material financial interest in the share exchange other than in his capacity as (i) a shareholder of the corporation whose shares are to be exchanged, (ii) a director, officer, employee or consultant of either the corporation whose shares are to be exchanged or the acquiring corporation or of any affiliate of the acquiring corporation if his financial interest is pursuant to bona fide arrangements with either corporation or any such affiliate, or (iii) in any other capacity so long as the shareholder owns not more than five percent of the voting shares of all classes and series of the corporation whose shares are to be exchanged in the aggregate;

(3) consummation of a sale or exchange of all, or substantially all, of the property of the corporation if the sale or exchange is subject to section 12.02, or a sale or exchange of all, or substantially all, of the property of a corporation in dissolution, unless:

(i) his shares are then redeemable by the corporation at a price not greater than the cash to be received in exchange for his shares; or

(ii) the sale or exchange is pursuant to court order; or

(iii) in the case of a sale or exchange of all or substantially all the property of the corporation subject to section 12.02, approval of shareholders for the sale or exchange is conditioned upon the dissolution of the corporation and the distribution in cash or, if his shares are marketable securities, in marketable securities and/or cash, of substantially all of its net assets, in excess of a reasonable amount reserved to meet unknown claims under section 14.07, to the shareholders in accordance with their respective interests within one year after the sale or exchange and no director, officer or controlling shareholder has a direct or indirect material financial interest in the sale or exchange other than in his capacity as (i) a shareholder of the corporation, (ii) a director, officer, employee or consultant of either the corporation or the acquiring corporation or of any affiliate of the acquiring corporation if his financial interest is pursuant to bona fide arrangements with either corporation or any such affiliate, or (iii) in any other capacity so long as the shareholder owns not more than five percent of the voting shares of all classes and series of the corporation in the aggregate;

(4) an amendment of the articles of organization that materially and adversely affects rights in respect of a shareholder’s shares because it:

(i) creates, alters or abolishes the stated rights or preferences of the shares with respect to distributions or to dissolution, including making non-cumulative in whole or in part a dividend theretofore stated as cumulative;

(ii) creates, alters or abolishes a stated right in respect of conversion or redemption, including any provision relating to any sinking fund or purchase, of the shares;

(iii) alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

(iv) excludes or limits the right of the holder of the shares to vote on any matter, or to cumulate votes, except as such right may be limited by voting rights given to new shares then being authorized of an existing or new class; or

(v) reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under section 6.04;

(5) an amendment of the articles of organization or of the bylaws or the entering into by the corporation of any agreement to which the shareholder is not a party that adds restrictions on the transfer or registration or any outstanding shares held by the shareholder or amends any pre-existing restrictions on the transfer or registration of his shares in a manner which is materially adverse to the ability of the shareholder to transfer his shares;

(6) any corporate action taken pursuant to a shareholder vote to the extent the articles of organization, bylaws or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to appraisal;

(7) consummation of a conversion of the corporation to nonprofit status pursuant to subdivision B of PART 9; or

(8) consummation of a conversion of the corporation into a form of other entity pursuant to subdivision D of PART 9.

(b) Except as otherwise provided in subsection (a) of section 13.03, in the event of corporate action specified in clauses (1), (2), (3), (7) or (8) of subsection (a), a shareholder may assert appraisal rights only if he seeks them with respect to all of his shares of whatever class or series.

(c) Except as otherwise provided in subsection (a) of section 13.03, in the event of an amendment to the articles of organization specified in clause (4) of subsection (a) or in the event of an amendment of the articles of organization or the bylaws or an agreement to which the shareholder is not a party specified in clause (5) of subsection (a), a shareholder may assert appraisal rights with respect to those shares adversely affected by the amendment or agreement only if he seeks them as to all of such shares and, in the case of an amendment to the articles of organization or the bylaws, has not voted any of his shares of any class or series in favor of the proposed amendment.

(d) The shareholder’s right to obtain payment of the fair value of his shares shall terminate upon the occurrence of any of the following events:

(i) the proposed action is abandoned or rescinded; or

(ii) a court having jurisdiction permanently enjoins or sets aside the action; or

(iii) the shareholder’s demand for payment is withdrawn with the written consent of the corporation.

(e) A shareholder entitled to appraisal rights under this chapter may not challenge the action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

Chapter 156D: Section 13.03. Assertion of rights by nominees and beneficial owners

Section 13.03. ASSERTION OF RIGHTS BY NOMINEES AND BENEFICIAL OWNERS

(a) A record shareholder may assert appraisal rights as to fewer than all the shares registered in the record shareholder’s name but owned by a beneficial shareholder only if the record shareholder objects with respect to all shares of the class or series owned by the beneficial shareholder and notifies the corporation in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted. The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder’s name under this subsection shall be determined as if the shares as to which the record shareholder objects and the record shareholder’s other shares were registered in the names of different record shareholders.

(b) A beneficial shareholder may assert appraisal rights as to shares of any class or series held on behalf of the shareholder only if such shareholder:

(1) submits to the corporation the record shareholder’s written consent to the assertion of such rights no later than the date referred to in subclause (ii) of clause (2) of subsection (b) of section 13.22; and

(2) does so with respect to all shares of the class or series that are beneficially owned by the beneficial shareholder.

SUBDIVISION B.

PROCEDURE FOR EXERCISE OF APPRAISAL RIGHTS

Chapter 156D: Section 13.20. Notice of appraisal rights

  Section 13.20. NOTICE OF APPRAISAL RIGHTS

[ Subsection (a) effective until January 5, 2009. For text effective January 5, 2009, see below.]

  (a) If proposed corporate action described in subsection (a) of section 13.02 is to be submitted to a vote at a shareholders' meeting or through the solicitation of written consents, the meeting notice or solicitation of consents shall state that the corporation has concluded that shareholders are, are not or may be entitled to assert appraisal rights under this chapter and refer to the necessity of the shareholder delivering, before the vote is taken, written notice of his intent to demand payment and to the requirement that he not vote his shares in favor of the proposed action. If the corporation concludes that appraisal rights are or may be available, a copy of this chapter shall accompany the meeting notice sent to those record shareholders entitled to exercise appraisal rights.

[ Subsection (a) as amended by 2008, 451, Sec. 132 effective January 5, 2009. For text effective until January 5, 2009, see above.]

  (a) If proposed corporate action described in subsection (a) of section 13.02 is to be submitted to a vote at a shareholders' meeting or through the solicitation of written consents, the meeting notice or solicitation of consents shall state that the corporation has concluded that shareholders are, are not or may be entitled to assert appraisal rights under this Part and refer to the necessity of the shareholder delivering, before the vote is taken, written notice of his intent to demand payment and to the requirement that he not vote his shares in favor of the proposed action. If the corporation concludes that appraisal rights are or may be available, a copy of this Part shall accompany the meeting notice sent to those record shareholders entitled to exercise appraisal rights.

(b) In a merger pursuant to section 11.05, the parent corporation shall notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. Such notice shall be sent within 10 days after the corporate action became effective and include the materials described in section 13.22.

Chapter 156D: Section 13.21. Notice of intent to demand payment

Section 13. Section 13.21. NOTICE OF INTENT TO DEMAND PAYMENT

(a) If proposed corporate action requiring appraisal rights under section 13.02 is submitted to vote at a shareholders’ meeting, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:

(1) shall deliver to the corporation before the vote is taken written notice of the shareholder’s intent to demand payment if the proposed action is effectuated; and

(2) shall not vote, or cause or permit to be voted, any shares of such class or series in favor of the proposed action.

(b) A shareholder who does not satisfy the requirements of subsection (a) is not entitled to payment under this chapter.

Chapter 156D: Section 13.22. Appraisal notice and form

Section 13.22. APPRAISAL NOTICE AND FORM

(a) If proposed corporate action requiring appraisal rights under subsection (a) of section 13.02 becomes effective, the corporation shall deliver a written appraisal notice and form required by clause (1) of subsection (b) to all shareholders who satisfied the requirements of section 13.21 or, if the action was taken by written consent, did not consent. In the case of a merger under section 11.05, the parent shall deliver a written appraisal notice and form to all record shareholders who may be entitled to assert appraisal rights.

(b) The appraisal notice shall be sent no earlier than the date the corporate action became effective and no later than 10 days after such date and must:

(1) supply a form that specifies the date of the first announcement to shareholders of the principal terms of the proposed corporate action and requires the shareholder asserting appraisal rights to certify (A) whether or not beneficial ownership of those shares for which appraisal rights are asserted was acquired before that date and (B) that the shareholder did not vote for the transaction;

(2) state:

(i) where the form shall be sent and where certificates for certificated shares shall be deposited and the date by which those certificates shall be deposited, which date may not be earlier than the date for receiving the required form under subclause (ii);

(ii) a date by which the corporation shall receive the form which date may not be fewer than 40 nor more than 60 days after the date the subsection (a) appraisal notice and form are sent, and state that the shareholder shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date;

(iii) the corporation’s estimate of the fair value of the shares;

(iv) that, if requested in writing, the corporation will provide, to the shareholder so requesting, within 10 days after the date specified in clause (ii) the number of shareholders who return the forms by the specified date and the total number of shares owned by them; and

(v) the date by which the notice to withdraw under section 13.23 shall be received, which date shall be within 20 days after the date specified in subclause (ii) of this subsection; and

(3) be accompanied by a copy of this chapter.

Chapter 156D: Section 13.23. Perfection of rights; right to withdraw

Section 13.23. PERFECTION OF RIGHTS; RIGHT TO WITHDRAW

(a) A shareholder who receives notice pursuant to section 13.22 and who wishes to exercise appraisal rights shall certify on the form sent by the corporation whether the beneficial owner of the shares acquired beneficial ownership of the shares before the date required to be set forth in the notice pursuant to clause (1) of subsection (b) of section 13.22. If a shareholder fails to make this certification, the corporation may elect to treat the shareholder’s shares as after-acquired shares under section 13.25. In addition, a shareholder who wishes to exercise appraisal rights shall execute and return the form and, in the case of certificated shares, deposit the shareholder’s certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to subclause (ii) of clause (2) of subsection (b) of section 13.22. Once a shareholder deposits that shareholder’s certificates or, in the case of uncertificated shares, returns the executed forms, that shareholder loses all rights as a shareholder, unless the shareholder withdraws pursuant to said subsection (b).

(b) A shareholder who has complied with subsection (a) may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to subclause (v) of clause (2) of subsection (b) of section 13.22. A shareholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the corporation’s written consent.

(c) A shareholder who does not execute and return the form and, in the case of certificated shares, deposit that shareholder’s share certificates where required, each by the date set forth in the notice described in subsection (b) of section 13.22, shall not be entitled to payment under this chapter.

Chapter 156D: Section 13.24. Payment

Section 13.24. PAYMENT

(a) Except as provided in section 13.25, within 30 days after the form required by subclause (ii) of clause (2) of subsection (b) of section 13.22 is due, the corporation shall pay in cash to those shareholders who complied with subsection (a) of section 13.23 the amount the corporation estimates to be the fair value of their shares, plus interest.

(b) The payment to each shareholder pursuant to subsection (a) shall be accompanied by:

(1) financial statements of the corporation that issued the shares to be appraised, consisting of a balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in shareholders’ equity for that year, and the latest available interim financial statements, if any;

(2) a statement of the corporation’s estimate of the fair value of the shares, which estimate shall equal or exceed the corporation’s estimate given pursuant to subclause (iii) of clause (2) of subsection (b) of section 13.22; and

(3) a statement that shareholders described in subsection (a) have the right to demand further payment under section 13.26 and that if any such shareholder does not do so within the time period specified therein, such shareholder shall be deemed to have accepted the payment in full satisfaction of the corporation’s obligations under this chapter.

Chapter 156D: Section 13.25. After-acquired shares

Section 13.25. AFTER-ACQUIRED SHARES

(a) A corporation may elect to withhold payment required by section 13.24 from any shareholder who did not certify that beneficial ownership of all of the shareholder’s shares for which appraisal rights are asserted was acquired before the date set forth in the appraisal notice sent pursuant to clause (1) of subsection (b) of section 13.22.

(b) If the corporation elected to withhold payment under subsection (a), it must, within 30 days after the form required by subclause (ii) of clause (2) of subsection (b) of section 13.22 is due, notify all shareholders who are described in subsection (a):

(1) of the information required by clause (1) of subsection (b) of section 13.24;

(2) of the corporation’s estimate of fair value pursuant to clause (2) of subsection (b) of said section 13.24;

(3) that they may accept the corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under section 13.26;

(4) that those shareholders who wish to accept the offer shall so notify the corporation of their acceptance of the corporation’s offer within 30 days after receiving the offer; and

(5) that those shareholders who do not satisfy the requirements for demanding appraisal under section 13.26 shall be deemed to have accepted the corporation’s offer.

(c) Within 10 days after receiving the shareholder’s acceptance pursuant to subsection(b), the corporation shall pay in cash the amount it offered under clause (2) of subsection (b) to each shareholder who agreed to accept the corporation’s offer in full satisfaction of the shareholder’s demand.

(d) Within 40 days after sending the notice described in subsection (b), the corporation must pay in cash the amount if offered to pay under clause (2) of subsection (b) to each shareholder deserved in clause (5) of subsection (b).

Chapter 156D: Section 13.26. Procedure if shareholder dissatisfied with payment or offer

Section 13.26. PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER

(a) A shareholder paid pursuant to section 13.24 who is dissatisfied with the amount of the payment shall notify the corporation in writing of that shareholder’s estimate of the fair value of the shares and demand payment of that estimate plus interest, less any payment under section 13.24. A shareholder offered payment under section 13.25 who is dissatisfied with that offer shall reject the offer and demand payment of the shareholder’s stated estimate of the fair value of the shares plus interest.

(b) A shareholder who fails to notify the corporation in writing of that shareholder’s demand to be paid the shareholder’s stated estimate of the fair value plus interest under subsection (a) within 30 days after receiving the corporation’s payment or offer of payment under section 13.24 or section 13.25, respectively, waives the right to demand payment under this section and shall be entitled only to the payment made or offered pursuant to those respective sections.

SUBDIVISION C.

JUDICIAL APPRAISAL OF SHARES

Chapter 156D: Section 13.30. Court action

Section 13.30. COURT ACTION

(a) If a shareholder makes demand for payment under section 13.26 which remains unsettled, the corporation shall commence an equitable proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay in cash to each shareholder the amount the shareholder demanded pursuant to section 13.26 plus interest.

(b) The corporation shall commence the proceeding in the appropriate court of the county where the corporation’s principal office, or, if none, its registered office, in the commonwealth is located. If the corporation is a foreign corporation without a registered office in the commonwealth, it shall commence the proceeding in the county in the commonwealth where the principal office or registered office of the domestic corporation merged with the foreign corporation was located at the time of the transaction.

(c) The corporation shall make all shareholders, whether or not residents of the commonwealth, whose demands remain unsettled parties to the proceeding as an action against their shares, and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law or otherwise as ordered by the court.

(d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) is plenary and exclusive. The court may appoint 1 or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have the powers described in the order appointing them, or in any amendment to it. The shareholders demanding appraisal rights are entitled to the same discovery rights as parties in other civil proceedings.

(e) Each shareholder made a party to the proceeding is entitled to judgment (i) for the amount, if any, by which the court finds the fair value of the shareholder’ s shares, plus interest, exceeds the amount paid by the corporation to the shareholder for such shares or (ii) for the fair value, plus interest, of the shareholder’s shares for which the corporation elected to withhold payment under section 13.25.

Chapter 156D: Section 13.31. Court costs and counsel fees

Section 13.31. COURT COSTS AND COUNSEL FEES

(a) The court in an appraisal proceeding commenced under section 13.30 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess cost against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds such shareholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(b) The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(1) against the corporation and in favor of any or all shareholders demanding appraisal if the court finds the corporation did not substantially comply with the requirements of sections 13.20, 13.22, 13.24 or 13.25; or

(2) against either the corporation or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(c) If the court in an appraisal proceeding finds that the services of counsel for any shareholder were of substantial benefit to other shareholders similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the shareholders who were benefited.

(d) To the extent the corporation fails to make a required payment pursuant to sections 13.24, 13.25, or 13.26, the shareholder may sue directly for the amount owed and, to the extent successful, shall be entitled to recover from the corporation all costs and expenses of the suit, including counsel fees.

SPECIAL MEETING OF SHAREHOLDERS OF

NASHUA CORPORATION

September 15, 2009

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on September 15, 2009:

The Proxy Statement is available at www.nashua.com/investors/meetingmaterials.aspx

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00030030000000000000 1   091509

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	FOR	AGAINST	ABSTAIN
1. The approval of the Agreement and Plan of Merger, dated as of May 6, 2009, among Cenveo, Inc. ("Cenveo"), NM Acquisition Corp., a wholly-owned subsidiary of Cenveo ("Merger Sub"), and Nashua Corporation pursuant to which Nashua Corporation and Merger Sub will merge, and the transactions contemplated thereby.	☐	☐	☐
2. The approval of the adjournment of the Special Meeting, if necessary, to permit Nashua Corporation to solicit additional proxies if there are insufficient votes to constitute a quorum or to approve the Agreement and Plan of Merger.	☐	☐	☐

PLEASE FILL IN DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTPAID RETURN ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY

NASHUA CORPORATION

PROXY for Special Meeting of Shareholders - September 15, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints JOHN L. PATENAUDE and THOMAS BROOKER, and each of them, with full power of substitution, as proxies to represent and vote as designated hereon, all shares of common stock of Nashua Corporation (the "Company") which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders of the Company to be held at Nashua's offices at 250 South Northwest Highway, Park Ridge, Illinois, on September 15, 2009 at 10:00 a.m. (local time) and at any adjournment thereof. Each of the following matters is being proposed by the Company.

Unless a contrary direction is indicated, this Proxy will be voted FOR the approval of the Agreement and Plan of Merger in Proposal 1, and FOR the approval of the adjournment of the Special Meeting, if necessary, in Proposal 2, in each case as more specifically set forth in the Proxy Statement. If specific instructions are indicated, this Proxy will be voted in accordance therewith.

The Board of Directors recommends a vote FOR Proposal 1, and a vote FOR Proposal 2.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting, or any adjournment thereof.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

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